As filed with the U.S. Securities and Exchange Commission on April 27, 2010

Registration No. 333-100567

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5130

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO.10 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 16 [X]

John Hancock Life Insurance Company (U.S.A.) Separate Account N

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485 [X ] on May 3, 2010 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485 [ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 3, 2010

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Corporate VUL

A Flexible Premium Variable Life Insurance Policy

500 Index	Equity-Income	Natural Resources
500 Index B	Financial Services	Optimized All Cap
Active Bond	Franklin Templeton Founding Allocation	Optimized Value
All Cap Core	Fundamental Value	PIMCO VIT All Asset
All Cap Value	Global	Real Estate Securities
Alpha Opportunities	Global Bond	Real Return Bond
American Asset Allocation	Health Sciences	Science & Technology
American Blue Chip Income and Growth	High Yield	Short Term Government Income
American Bond	International Core	Small Cap Growth
American Fundamental Holdings	International Equity Index A	Small Cap Index
American Global Diversification	International Opportunities	Small Cap Opportunities
American Growth	International Small Company	Small Cap Value
American Growth-Income	International Value	Small Company Value
American International	Investment Quality Bond	Smaller Company Growth
American New World	Large Cap	Strategic Bond
Balanced	Large Cap Value	Strategic Income Opportunities
Blue Chip Growth	Lifestyle Aggressive	Total Return
Capital Appreciation	Lifestyle Balanced	Total Stock Market Index
Capital Appreciation Value	Lifestyle Conservative	U.S. High Yield Bond
Core Allocation Plus	Lifestyle Growth	Utilities
Core Bond	Lifestyle Moderate	Value
Core Diversified Growth & Income	Mid Cap Index
Core Strategy	Mid Cap Stock
Disciplined Diversification	Mid Value
Emerging Markets Value	Money Market

* * * * * * * * * * *

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVUL03 5/2010

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This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the portfolios prospectuses, or the corresponding Statements of Additional Information.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the policy are described below. Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

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Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Value invested in a sub-account is not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 10 years from the purchase of the policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted

Maximum Premium Load Charge Imposed on Premium (Load)	Upon receipt of premium	2% of each premium paid

Maximum Sales Load Charge Imposed on Premium/1/	Upon receipt of premium	8% (Coverage Year 1)/2/
Maximum Surrender Charge (Load)/1/

Upon termination or reduction of any

Coverage Amount that is subject to a surrender charge including surrender of the policy for its Net Cash Surrender Value, partial withdrawal in excess of the Free Withdrawal Amount, decrease in the Face Amount, or policy lapse.

5% (Coverage Year 1)/3/
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00 Current $0.00
Asset Allocation Rebalancer	Upon transfer	Guaranteed $15.00 Current $5.00

1	A policy is subject to either a Sales Charge or a Surrender Charge but not both. The policy indicates which charge is applicable.

2	The Sales Load Charge declines in subsequent Coverage Years as noted below:

Coverage Year	Percentage	Coverage Year	Percentage
1	8.00%	4	2.00%
2	6.00%	5	1.00%
3	3.00%	6+	0.00%

3	The Surrender Charge declines in subsequent Policy Years as noted below:

Coverage Year	Percentage	Coverage Year	Percentage
1	5.00%	6	1.50%
2	4.00%	7	1.00%
3	3.00%	8	1.00%
4	2.50%	9	0.50%
5	2.00%	10+	0.00%

The surrender charge are a percentage of the sum of all premium payments attributed to a Coverage Amount in the first five Coverage Years.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.

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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance/1/	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative policy owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	Policy Subject to Sales Charge: The Cost of Insurance rate is $0.16 per month per $1,000 of the net amount at risk.
Policy Subject to Surrender Charge: The Cost of Insurance rate is $0.35 per month per $1,000 of the net amount at risk.
Cost of Insurance - Optional FTIO Rider (Flexible Term Insurance Option)/1/	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk
		Charge for a Representative policy owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The Cost of Insurance rate is $0.10 per month per $1,000 of the net amount at risk
Mortality and Expense Risk Fees	Monthly	0.04% (0.50% annually)/2/
Administration Fees	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75%/3/

1	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2	Currently the Company is charging the following rates:

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Policy Year	Annual Rate
1-10	0.50%
11+	0.20%

3	The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective

500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance

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	Funds Insurance Series)	Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth– Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

American New World	Capital Research and Management Company	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its

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	(Adviser to the American Funds Insurance Series)	master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt

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securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65%–75%
		Fixed-Income Securities: 30%	25%–35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio

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may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s: Ba through C	S&P’s: BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their

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long-term growth potential. The portfolio may invest in an
unlimited number of companies of any size throughout the
world. The portfolio invests in issuers from at least three
different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to
emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities

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and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment	To seek long-term growth of capital. Under normal market

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	Management (U.S.A.) Limited	conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market

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capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC	To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S.

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Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

* “Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

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Wilshire 5000 Total Market Index—less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index—$544 million to $197.9 billion

Russell 1000 Index—$239 million to $307.3 billion

Russell 1000 Value Index—$239 million to $307.3 billion

Russell 2000 Index—$13 million to $4.6 billion

Russell 3000 Index—$13 million to $307.3 billion

Russell MidCap Index—$239 million to $17.5 billion

Russell MidCap Value Index—$239 million to $14.5 billion

S&P 500 Index—$1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index—$374 million to $8.1 billion

S&P SmallCap 600 Index—$60 million to $2.8 billion (as of April 9, 2010)

POLICY SUMMARY

General

The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy has not gone into default, there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit percentage. The policy’s provisions may vary in some states. The terms of the policy and any endorsements or riders will supersede the disclosure in this prospectus.

Death Benefits

The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

Flexible Term Insurance Option. You may add a flexible term insurance option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no Sales Loads or surrender charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).

Death Benefit Options. There are two death benefit Options. Option 1 provides a death benefit equal to the Face Amount of the policy and the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a death benefit equal to the Face Amount and the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the death benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.

Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (described under “Charges and Deductions”) will be assessed;

•	interest on any Policy Debt will continue to accrue;

•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

Premiums

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Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments—Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender.

Surrender and Partial Withdrawals

You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the surrender charge. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

A policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Reinstatement.”

The policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the policy to lapse. Second, the policy can lapse even if planned premiums have been paid.

Charges and Deductions

We assess charges and deductions in connection with the policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Accounts and loads deducted from premiums paid.

For more information, please refer to the prospectus for the underlying portfolio.

Sales Load or Surrender Charge. You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.

Sales Load coverage features a load deducted immediately from premiums paid and no surrender charge. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.

Reduction in Charges and Enhancement of Surrender Values. The policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we may offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

Investment Options and Investment Subadvisers

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You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and © foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE ACCOUNT

John Hancock USA

John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA” or “Company”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (“Manufacturers Life”) and its subsidiaries, collectively known as Manulife Financial.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

The Separate Account

The Separate Account has been established under Michigan law as a Separate Account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA’s other assets. The Separate Account is currently used only to support variable life insurance policies.

Assets of the Separate Account. John Hancock USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of John Hancock USA. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities that arise from any other business we conduct. However, all obligations under the variable life insurance policies are general corporate obligations of John Hancock USA.

Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

ISSUING A POLICY

Use of the Policy

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The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the policy.

Policies may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status, with prior approval from us. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80. Each policy has a Policy Date, an Effective Date and an Issue Date. The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are measured.

If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).

Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.

Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

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Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.

Regular (Medical) Underwriting. Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

A policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the John Hancock USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new surrender charge or sales loads, you will have the same rights described above to cancel the increase. If canceled, the premiums paid during this right to examine period will be refunded, and the Policy Value and surrender charge or sales loads will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including fees and expenses of the portfolios; minus any partial withdrawals and policy loans.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or © in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.

Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

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Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The Policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

Table of Minimum Death Benefit Percentages.

Age	GP Test Percent	Male	CVA Test Female	Unisex	Age	GP Test Percent	Male	CVA Test Female	Unisex
20	250%	653%	779%	67.4%	60	130%	192%	221%	197%
21	250%	634%	754%	654%	61	128%	187%	214%	192%
22	250%	615%	730%	635%	62	126%	182%	208%	187%
23	250%	597%	706%	616%	63	124%	178%	203%	183%
24	250%	580%	684%	598%	64	122%	174%	197%	178%
25	250%	562%	662%	579%	65	120%	170%	192%	174%
26	250%	545%	640%	561%	66	119%	166%	187%	170%
27	250%	528%	619%	544%	67	118%	162%	182%	166%
28	250%	511%	599%	526%	68	117%	159%	177%	162%
29	250%	494%	580%	509%	69	116%	155%	173%	159%
30	250%	479%	561%	493%	70	115%	152%	169%	156%
31	250%	463%	542%	477%	71	113%	149%	164%	152%
32	250%	448%	525%	461%	72	111%	146%	160%	149%
33	250%	433%	507%	446%	73	109%	144%	156%	146%
34	250%	419%	491%	432%	74	107%	141%	153%	144%
35	250%	406%	475%	418%	75	105%	139%	149%	141%
36	250%	392%	459%	404%	76	105%	136%	146%	139%
37	250%	380%	444%	391%	77	105%	134%	143%	136%
38	250%	367%	430%	378%	78	105%	132%	140%	134%

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Age	GP Test Percent	Male	CVA Test Female	Unisex	Age	GP Test Percent	Male	CVA Test Female	Unisex
39	250%	356%	416%	366%	79	105%	130%	138%	132%
40	250%	344%	403%	355%	80	105%	129%	135%	130%
41	243%	333%	390%	343%	81	105%	127%	133%	128%
42	236%	323%	378%	333%	82	105%	125%	130%	127%
43	229%	313%	366%	322%	83	105%	124%	128%	125%
44	222%	303%	355%	312%	84	105%	122%	126%	123%

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Age	GP Test Percent	Male	CVA Test Female	Unisex	Age		GP Test Percent	Male	CVA Test Female	Unisex
45	215%	294%	344%	303%	85		105%	121%	124%	122%
46	209%	285%	333%	294%	86		105%	120%	123%	121%
47	203%	277%	323%	285%	87		105%	119%	121%	119%
48	197%	268%	313%	276%	88		105%	118%	119%	118%
49	191%	260%	304%	268%	89		105%	116%	118%	117%
50	185%	253%	295%	260%	90		105%	116%	117%	116%
51	178%	245%	286%	253%	91		104%	115%	115%	115%
52	171%	238%	278%	245%	92		103%	114%	114%	114%
53	164%	232%	270%	238%	93		102%	112%	113%	113%
54	157%	225%	262%	232%	94		101%	111%	112%	111%
55	150%	219%	254%	225%	95		100%	110%	110%	110%
56	146%	213%	247%	219%	96		100%	109%	109%	109%
57	142%	207%	240%	213%	97		100%	107%	107%	107%
58	138%	202%	233%	208%	98		100%	106%	106%	106%
59	134%	197%	227%	202%	99		100%	105%	105%	105%
100%					100	+	100%	100%	100%	100%

Flexible Term Insurance Option Rider

You may add the FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the policy.

The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

(a)	the Scheduled Death Benefit for the Policy Month, and

(b)	the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit

Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a death benefit Schedule as follows:

Policy Year	Scheduled Death Benefit	Policy Year	Scheduled Death Benefit
1	100,000	6	127,628
2	105,000	7	134,010
3	110,250	8	140,710
4	115,763	9	147,746
5	121,551	10+	155,133

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The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100000	0
2	105,000	100000	5,000
3	110,250	100000	10,250
4	115,763	100000	15,763

Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
5	121,551	100000	21,551
6	127,628	100000	27,628
7	134,010	100000	34,010
8	140,710	100000	40,710
9	147,746	100000	47,746
10	155,133	100000	55,133

Death Benefit Options

You may choose either of two death benefit Options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Changing the Death Benefit Option

You may change the death benefit Option at any time. The change will take effect at the beginning of the next Policy Month that is at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

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Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.

surrender charge will not be assessed for reductions that are solely due to a change in the death benefit Option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 1, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit Option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:

Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000

Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)

The resulting Face Amount increase will be added to the first Coverage Amount listed in the policy.

The Annual Premium Target for this Coverage Amount will not be increased and new surrender charge or Sales Loads will not apply, however, for an increase solely due to a change in the death benefit Option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000

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Policy Year	Scheduled Death Benefit
3	150,000
4	175,000
5+	200,000

The death benefit Option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:

Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000

•	Changing the Face Amount and Scheduled Death Benefits

•

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

•	Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.

•	Increases will take effect at the beginning of the next Policy Month after we approve the request.

•	We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.

•

If the Face Amount is increased (other than as required by a death benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

New Surrender Charges or Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

•	First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

•

Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new surrender charge or Sales Loads. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in surrender charge or Sales Loads (see “Charges and Deductions — Attribution of Premiums”).

Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next policy Month which is at least 30 days after your written request is received at the Service Office.

•	If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

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•	If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

•

Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy. surrender charge may be assessed (see “Charges and Deductions — Sales Load or Surrender Charge”).

Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

(a)	is the partial withdrawal amount plus any applicable Surrender Charge and

(b)	is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:

•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

•	All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

•

A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see “Charges and Deductions — Sales Load or Surrender Charge”).

Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Death Benefit Schedule as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

Assume the following policy activity:

Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage amount is reduced to $80,000.	Policy Year	Scheduled Death Benefit
		2	105,000
		3	130,000
		4	155,000
		5+	180,000

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Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 3, the Face Amount is increased to $ 120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new coverage amount will have its own Annual Premium Target, and if applicable, its own Sales Load or surrender charge. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the Sales Load or Surrender Charge.	Policy Year	Scheduled Death Benefit
		3	170,000
		4	195,000
		5+

			220,000

In Policy Year 4, a Partial Withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	Policy Year	Scheduled Death Benefit
		4	165,000
		5	190,000

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

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Premium Limitations

If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.

CHARGES AND DEDUCTIONS

Premium Load

We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2.0%. Currently, we waive this load in Policy Years 11 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Load or Surrender Charge

Each Coverage Amount listed in the policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.

Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.

The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.

Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

Sales Load. We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below.

Currently we are charging these percentages.

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Coverage Year	Percentage	Coverage Year	Percentage
1	8%	4	2%
2	6%	5	1%
3	3%	6+	0%

•

Surrender Charge. We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:

•	surrender of the policy for its Net Cash Surrender Value,

•	a partial withdrawal which exceeds the Free Partial Withdrawal Amount,

•	a Face Amount decrease that is not solely due to a death benefit Option change, or

•	lapse of the policy.

•

The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:

Coverage Year	Percentage	Coverage Year	Percentage
1	5.0%	6	1.5%
2	4.0%	7	1.0%
3	3.0%	8	1.0%
4	2.5%	9	0.5%
5	2.0%	10+	0.0%

Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of surrender charge may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.

Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.

Unless otherwise allowed by us and specified by you, surrender charge will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges on a Partial Withdrawal. We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.

The portion of the policy’s total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining surrender charge for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the policy’s total Surrender Charge immediately prior to the partial withdrawal.

Surrender Charges on a Face Amount Decrease. We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a death benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining surrender charge for affected Coverage Amounts will be reduced by the same ratio.

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Monthly Deductions

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

(a) is the applicable death benefit amount on the first day of the Policy Month, divided by 1.0024663; and

(b) is the Policy Value attributed to that death benefit amount on the first day of the Policy Month.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

Attribution of Policy Value to Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

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•	Coverage Amounts having Sales Loads,

•	Coverage Amounts having surrender charge, and

•	The excess of the death benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

•	the cost of insurance rate basis for the applicable death benefit amount,

•	the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

•	the underwriting class of the applicable death benefit amount,

•	the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,

•	any extra charges for substandard ratings, as stated in the policy.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the based on 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

Policy Year	Annual Rate
1-10	0.50%
11+	0.25%

Reduction in Charges and Enhanced Surrender Values

The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and

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enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to such Account or to the policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the policy.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. See “The General Account — Fixed Account”.

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans — Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for a sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for that sub-account on such subsequent Business Day.

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The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;

(b) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and

(c) is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions — Asset Based Risk Charge Deducted from Investment Accounts” section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Subject to the restrictions set forth below, the policy owner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Account.”

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

The Company’s current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policy owner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities

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under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Payment of Proceeds” occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a portfolio.

Transfer Requests. Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

Limitations on Transfers From the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

POLICY LOANS

At any time while the policy is in force, you may borrow against the Policy Value. The policy is the only security for the loan. policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Policy Loan Interest.”

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

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Loan Account

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

Currently we credit loan interest rates which vary by Policy Year as follows:

Policy Years	Current Loan Interest Credited Rates	Excess of Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%

Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at the Service Office. When a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges may be assessed on a Partial Withdrawal. See “Charges and Deductions — Surrender Charges.” The death benefit may be reduced as a result of a Partial Withdrawal. See “Death Benefits — Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal”.

LAPSE AND REINSTATEMENT

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Lapse

A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy — Tax Treatment of Policy Benefits — Surrender or Lapse.” We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	The policy must not have been surrendered for its Net Cash Surrender Value;

•	Evidence of the Life Insured’s insurability satisfactory to us must be provided; and

•	A premium equal to the payment required during the grace period following default to keep the policy in force is paid.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in the Separate Account and other Separate Accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock USA will hold the reserves required for any portion of the policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will

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accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

Policy owner Rights

Unless otherwise restricted by a separate agreement, you may:

•	Vary the premiums paid under the policy.

•	Change the death benefit Option.

•	Change the premium allocation for future premiums.

•	Transfer amounts between sub-accounts.

•	Take loans and/or partial withdrawals.

•	Surrender the contract.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if you die before the Life Insured.

•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived.

Supplementary Benefits

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Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits – Flexible erm Insurance Option Rider”) and, in the case of a policy owned by a corporation r other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see “Charges and Deductions — Monthly Deductions”).

TAX TREATMENT OF THE POLICY

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor

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compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

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In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment

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contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

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We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyholders

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

You will also be sent an annual and a semi-annual report for the portfolios, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of

46

overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the Policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

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Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the Policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all

48

jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock USA’s Home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.

Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case: is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.

Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

Coverage Year: is a one-year period beginning on a Coverage Amount’s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.

Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.

Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

Issue Age: is the Life Insured’s age on the birthday closest to the Policy Date.

Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt. Net Policy Value: is the Policy Value less the value in the Loan Account. Net Premium: is the premium paid less the Premium Load and Sales Load.

Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office: is PO Box 192, Boston, MA 02117 or such other address as we specify to you by written notice.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products and Distribution
197 Clarendon Street, C-6	PO Box 192
Boston, MA 02117	Boston, MA 02117
Phone:	Fax:
1-800-521-1234	1-617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-5130 1933 Act File No. 333-100567

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets-
As of December 31, 2009 and 2008	F-3

Consolidated Statements of Operations-
For the Years Ended December 31, 2009, 2008, and 2007	F-5

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss)-
For the Years Ended December 31, 2009, 2008, and 2007	F-6

Consolidated Statements of Cash Flows-
For the Years Ended December 31, 2009, 2008, and 2007	F-9

Notes to Consolidated Financial Statements	F-11

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 7, 2010

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$55,386; 2008—$53,112)	$55,581	$49,547
Held-for-trading—at fair value (cost: 2009—$1,231; 2008—$1,228)	1,208	1,057
Equity securities:
Available-for-sale—at fair value (cost: 2009—$489; 2008—$726)	558	616
Mortgage loans on real estate	12,623	12,472
Investment real estate, agriculture, and timber	3,084	2,983
Policy loans	4,949	4,918
Short-term investments	3,973	3,670
Other invested assets	3,417	3,295

Total Investments	85,393	78,558
Cash and cash equivalents	4,915	4,850
Accrued investment income	896	913
Goodwill	3,053	3,053
Value of business acquired	2,171	2,564
Deferred policy acquisition costs and deferred sales inducements	9,565	9,846
Amounts due from and held for affiliates	3,828	3,035
Intangible assets	1,294	1,308
Reinsurance recoverable	10,171	9,418
Derivative asset	2,142	6,129
Other assets	1,680	1,560
Separate account assets	122,466	92,058

Total Assets	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2009	2008

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$78,478	$76,249
Policyholders’ funds	9,125	10,785
Unearned revenue	2,615	2,458
Unpaid claims and claim expense reserves	1,303	890
Policyholder dividends payable	619	637
Amounts due to affiliates	3,714	2,554
Short-term debt	6	4
Long-term debt	484	483
Consumer notes	1,205	1,600
Current income tax payable	232	282
Deferred income tax liability	1,755	682
Coinsurance funds withheld	4,359	4,263
Derivative liability	2,629	3,112
Other liabilities	3,008	3,956
Separate account liabilities	122,466	92,058

Total Liabilities	231,998	200,013

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2009 and 2008)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938 shares issued and outstanding at December 31, 2009 and 2008)	5	5
Additional paid-in capital	12,427	12,412
Retained earnings	2,822	1,765
Accumulated other comprehensive income (loss)	129	(1,086)

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,383	13,096
Noncontrolling interests	193	183

Total Shareholder’s Equity	15,576	13,279

Total Liabilities and Shareholder’s Equity	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,946	$81	$3,707
Fee income	3,561	3,427	4,449
Net investment income	4,346	4,441	4,839
Net realized investment and other (losses) gains:
Total other-than-temporary impairment losses	(754)	(1,767)	(386)
Portion of loss recognized in other comprehensive income	91	-	-

Net impairment losses recognized in earnings	(663)	(1,767)	(386)
Other net realized investment and other (losses) gains	(1,174)	1,544	693

Total net realized investment and other (losses) gains	(1,837)	(223)	307
Other revenue	46	62	68

Total revenues	10,062	7,788	13,370

Benefits and expenses
Benefits to policyholders	4,558	4,771	6,854
Policyholder dividends	918	939	942
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Other operating costs and expenses	3,071	3,064	2,649

Total benefits and expenses	9,758	8,438	11,196

Income (loss) before income taxes	304	(650)	2,174

Income tax (benefit) expense	(7)	(339)	652

Net income (loss)	311	(311)	1,522

Less: Net (loss) income attributable to noncontrolling interests	(16)	16	32

Net income (loss) attributable to John Hancock Life Insurance Company (U.S.A.)	$327	$(327)	$1,490

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2007, as previously reported after giving retroactive effect to the Merger (Note 1)	$5	$11,896	$2,283	$916	$15,100	$133	$15,233	4,829

Comprehensive income:
Net income			1,490		1,490	32	1,522
Other comprehensive income, net of tax:
Net unrealized investment gains				100	100		100
Foreign currency translation adjustment				(4)	(4)		(4)
Pension and postretirement benefits:
Change in prior service cost				24	24		24
Change in net actuarial gain				(8)	(8)		(8)
Cash flow hedges				55	55		55

Comprehensive income					1,657	32	1,689

Adoption of ASC 840 (Note 1)			(133)		(133)		(133)
Transfer of invested assets with affiliates		10			10		10
Share-based payments		20			20		20
Contributions from noncontrolling interests						22	22
Distributions to noncontrolling interests						(44)	(44)
Dividends paid to Parent			(594)		(594)		(594)

Balance at December 31, 2007	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829
Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825 (Note 1)			7		7		7
Adoption of ASC 715 (Note 1)			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320 (Note 1)			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$311	$(311)	$1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	153	168	296
Net realized investment and other losses (gains)	1,837	223	(307)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,642)	(2,009)	(1,974)
Depreciation and amortization	134	129	125
Net cash flows from trading securities	(151)	46	-
Decrease (increase) in accrued investment income	17	12	(68)
(Increase) decrease in other assets and other liabilities, net	(885)	2,030	1,159
(Decrease) increase in policyholder liabilities and accruals, net	(143)	4,178	3,256
Increase in deferred income taxes	29	114	443

Net cash provided by operating activities	871	4,244	5,203

Cash flows from investing activities:
Sales of:
Fixed maturities	11,418	10,428	15,561
Equity securities	1,022	422	1,453
Real estate	2	7	29
Other invested assets	71	884	646
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,101	2,318	2,235
Mortgage loans on real estate	2,112	2,056	3,428
Other invested assets	234	-	-
Purchases of:
Fixed maturities	(14,722)	(12,491)	(18,035)
Equity securities	(733)	(288)	(555)
Real estate	(151)	(233)	(201)
Other invested assets	(578)	(1,056)	(1,056)
Mortgage loans on real estate issued	(2,467)	(2,627)	(2,766)
(Issuance) repayments of notes receivable from affiliates	(11)	(755)	43
Net purchases of short-term investments	(303)	(944)	(1,997)
Other, net	716	692	(61)

Net cash used in investing activities	(1,289)	(1,587)	(1,276)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2009	2008	2007
	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$7	$477	$-
Dividends paid to Parent	-	(500)	(594)
Increase (decrease) in amounts due to affiliates	1,425	(964)	507
Universal life and investment-type contract deposits	7,547	7,375	4,964
Universal life and investment-type contract maturities and withdrawals	(5,287)	(7,948)	(6,580)
Net transfers to separate accounts from policyholders’ funds	(2,593)	(1,918)	(844)
Excess tax benefits related to share-based payments	8	2	17
Repayments of consumer notes, net	(395)	(557)	(297)
Issuance of long-term debt	1	2	1
Repayments of short-term debt	-	-	(477)
Repayments of long-term debt	-	(6)	(2)
Unearned revenue on financial reinsurance	(44)	1,592	(149)
Net reinsurance recoverable	(186)	(125)	(35)

Net cash provided by (used in) financing activities	483	(2,570)	(3,489)

Net increase in cash and cash equivalents	65	87	438
Cash and cash equivalents at beginning of year	4,850	4,763	4,325

Cash and cash equivalents at end of year	$4,915	$4,850	$4,763

Non-cash financing activities during the year:
Dividend of note receivable to Parent	$-	$(460)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies

Business.   John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income (loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

	2009, Prior to Merger		2009

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$4,493	$5,692	$(123)	$10,062
Net income (loss)	$911	$(573)	$(27)	$311

	2008, As Previously Reported		2008

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,512	$2,618	$(342)	$7,788
Net loss	$(38)	$(304)	$31	$(311)

	2007, As Previously Reported		2007

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,636	$7,843	$(109)	$13,370
Net income	$719	$771	$32	$1,522

(1)	Includes the results of JHVLICO.
(2)	Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company’s traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company’s traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2009	2008

	(in millions)
Guaranteed investment contracts	$948	$1,057
Funding agreements	1,753	3,644
Other investment-type products	1,976	1,975

Total liabilities for investment-type products	4,677	6,676
Individual and group annuities	2,124	1,948
Universal life and other	2,324	2,161

Total policyholders’ funds	$9,125	$10,785

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification ™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts,” which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company’s Consolidated Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC Topic 810, “Consolidation” (“ASC 810”). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” which is now incorporated into ASC Topic 840, “Leases” (“ASC 840”), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC Topic 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position (“SOP”) No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts,” which is now incorporated into ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R),” which was incorporated into ASC 810 by ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140,” which upon its effective date will amend ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,297	$856	$3,940	$38,213
Commercial mortgage-backed securities	4,852	4	620	4,236
Residential mortgage-backed securities	635	17	1	651
Collateralized debt obligations	272	-	100	172
Other asset-backed securities	1,501	23	191	1,333
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,276	207	-	1,483
Obligations of states and political subdivisions	171	6	9	168
Debt securities issued by foreign governments	1,083	209	26	1,266

Fixed maturities	51,087	1,322	4,887	47,522
Other fixed maturities (1)	2,025	-	-	2,025

Total fixed maturities available-for-sale	53,112	1,322	4,887	49,547

Equity securities available-for-sale	726	81	191	616

Total fixed maturities and equity securities available-for-sale	$53,838	$1,403	$5,078	$50,163

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,167	$2,182
Due after one year through five years	11,792	12,112
Due after five years through ten years	12,409	12,928
Due after ten years	19,991	20,020

	46,359	47,242
Asset-backed and mortgage-backed securities	7,015	6,327

Total	$53,374	$53,569

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at December 31, 2008	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$17,248	$1,982	$9,479	$1,958	$26,727	$3,940
Commercial mortgage-backed securities	2,565	357	1,216	263	3,781	620
Residential mortgage-backed securities	102	1	32	-	134	1
Collateralized debt obligations	33	5	110	95	143	100
Other asset-backed securities	629	117	155	74	784	191
Obligations of states and political subdivisions	100	8	11	1	111	9
Debt securities issued by foreign governments	28	1	61	25	89	26

Total fixed maturities available-for-sale	20,705	2,471	11,064	2,416	31,769	4,887
Equity securities available-for-sale	347	161	40	30	387	191

Total	$21,052	$2,632	$11,104	$2,446	$32,156	$5,078

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,659	East North Central	$1,172
Hotels	13	East South Central	381
Industrial	1,803	Middle Atlantic	2,215
Office buildings	3,106	Mountain	876
Retail	3,392	New England	1,060
Mixed use	245	Pacific	3,345
Agricultural	793	South Atlantic	2,168
Agri business	1,105	West North Central	355
Other	549	West South Central	855
		Canada/Other	238

Provision for losses	(42)	Provision for losses	(42)

Total	$12,623	Total	$12,623

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2009	$ 29	$ 36	$ 23	$ 42

Year ended December 31, 2008	17	15	3	29

Year ended December 31, 2007	41	13	37	17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,

	2009	2008

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$150	$75
Provision for losses	(42)	(29)

Net impaired mortgage loans on real estate	$108	$46

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)

Average recorded investment in impaired loans	$113	$60	$94
Interest income recognized on impaired loans	-	-	-

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$3,333	$3,286	$3,422
Equity securities	31	56	45
Mortgage loans on real estate	739	714	683
Investment real estate, agriculture, and timber	146	155	181
Policy loans	332	322	304
Short-term investments	27	182	251
Equity method investments and other	15	(8)	217

Gross investment income	4,623	4,707	5,103

Less investment expenses	277	266	264

Net investment income (1)	$4,346	$4,441	$4,839

Net realized investment and other (losses) gains
Fixed maturities	$(180)	$(1,577)	$(41)
Equity securities	(59)	(129)	124
Mortgage loans on real estate	(83)	(23)	76
Derivatives and other invested assets	(1,366)	1,317	157
Amounts credited to participating contract holders	(149)	189	(9)

Net realized investment and other (losses) gains (1)	$(1,837)	$(223)	$307

(1)	Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with ASC 810.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2009
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	5,010	180	183

Total	$7,607	$673	$732

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$2,039	$27	$27
Real estate limited partnerships (4)	1,208	486	537
Timber funds (5)	5,413	176	182

Total	$8,660	$689	$746

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2009			December 31, 2008

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$14,922	$402	$752	$16,308	$923	$1,431
	Foreign currency swaps	883	-	253	2,408	92	322

Cash flow hedges	Interest rate swaps	12,961	912	66	10,661	2,903	117
	Foreign currency swaps	629	4	122	1,482	291	301
	Foreign currency forwards	266	43	-	-	-	-
	Equity market contracts	38	8	-	48	-	27

Total Derivatives in Hedging Relationships		$29,699	$1,369	$1,193	$30,907	$4,209	$2,198

Non-Hedging Relationships
	Interest rate swaps	$22,535	$526	$500	$15,011	$1,369	$681
	Foreign currency swaps	4,461	238	319	2,879	348	223
	Foreign currency forwards	800	-	1	506	3	3
	Total return swaps	1,030	-	-	1,086	-	-
	Interest rate options	287	1	-	437	-	-
	Embedded derivatives – fixed maturities	86	-	2	178	-	7
	Embedded derivatives – reinsurance contracts	-	8	614	-	200	-
	Embedded derivatives – participating pension contracts (1)	-	-	71	-	58	-
	Embedded derivatives – benefit guarantees (1)	-	1,703	640	-	4,382	2,859

Total Derivatives in Non-Hedging Relationships		29,199	2,476	2,147	20,097	6,360	3,773

Total Derivatives (2)		$58,898	$3,845	$3,340	$51,004	$10,569	$5,971

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2009	2008

Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$(906)	$818
Interest rate futures	3	(28)
Interest rate options	4	-
Foreign currency swaps	(121)	31
Foreign currency forwards	18	(28)
Foreign currency futures	(24)	(2)
Equity market contracts	30	(25)
Equity index futures	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(1,289)	$957

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Domestic	$290	$(670)	$2,155
Foreign	14	20	19

Income (loss) income before income taxes	$304	$(650)	$2,174

The components of income taxes were as follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Current taxes:
Federal	$(45)	$(462)	$194
Foreign	6	4	10
State	3	5	5

Total	(36)	(453)	209

Deferred taxes:
Federal	31	111	448
Foreign	(1)	2	(4)
State	(1)	1	(1)

Total	29	114	443

Total income tax (benefit) expense	$(7)	$(339)	$652

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)

Tax at 35%	$106	$(227)	$762
Add (deduct):
Prior year taxes	14	26	(46)
Tax credits	(76)	(72)	(92)
Tax-exempt investment income	(76)	(92)	(193)
Lease income	63	3	22
Unrecognized tax benefits	(44)	15	185
Other	6	8	14

Total income tax (benefit) expense	$(7)	$(339)	$652

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2009	2008

	(in millions)
Deferred tax assets:
Policy reserves	$1,339	$2,434
Net operating loss carryforwards	384	614
Net capital loss carryforwards	74	-
Tax credits	670	566
Unearned revenue	915	756
Unrealized investment losses on securities	5	595
Deferred compensation	212	212
Deferred policy acquisition costs	-	2
Federal interest deficiency	307	221
Dividends payable to policyholders	144	123
Securities and other investments	1	182
Other	245	158

Total deferred tax assets	4,296	5,863

Deferred tax liabilities:
Unrealized investment gains on securities	498	5
Deferred policy acquisition costs	2,367	2,514
Intangibles	1,213	1,296
Lease income	68	116
Premiums receivable	42	41
Deferred sales inducements	132	121
Deferred gains	628	609
Securities and other investments	1,023	1,738
Other	80	105

Total deferred tax liabilities	6,051	6,545

Net deferred tax liabilities	$1,755	$682

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31
	2009	2008

	(in millions)
Beginning balance	$1,869	$1,463
Additions based on tax positions related to the current year	182	182
Reductions based on tax positions related to the current year	-	(10)
Additions for tax positions of prior years	349	301
Reductions for tax positions of prior years	(239)	(67)

Ending balance	$2,161	$1,869

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$8,632	$8,680
Policyholders’ funds	79	79
Policyholder dividends payable	202	211
Other closed block liabilities	214	191

Total closed block liabilities	$9,127	$9,161

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$3,084; 2008—$3,235)	$3,179	$3,128
Mortgage loans on real estate	652	583
Policy loans	1,619	1,700
Other invested assets	659	644

Total investments	6,109	6,055

Cash borrowings and cash equivalents	(244)	(345)
Accrued investment income	117	115
Amounts due from and held for affiliates	1,779	1,752
Other closed block assets	355	488

Total assets designated to the closed block	$8,116	$8,065

Excess of closed block liabilities over assets designated to the closed block	$1,011	$1,096
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $142 million and $42 million, respectively	264	78
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $46 million and $14 million, respectively	(85)	(26)
Foreign currency translation adjustment	(67)	(21)

Total amounts included in accumulated other comprehensive income	112	31

Maximum future earnings to be recognized from closed block assets and liabilities	$1,123	$1,127

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2009	2008	2007

	(in millions)
Revenues
Premiums	$624	$647	$661
Net investment income	455	473	438
Net realized investment and other (losses) gains	(35)	(9)	17

Total revenues	1,044	1,111	1,116

Benefits and Expenses
Benefits to policyholders	734	782	799
Policyholder dividends	392	411	409
Amortization of deferred policy acquisition costs	(76)	(218)	(50)
Other closed block operating costs and expenses	24	25	25

Total benefits and expenses	1,074	1,000	1,183

Revenues, net of benefits and expenses before income taxes	(30)	111	(67)
Income tax (benefit) expense	(11)	39	(24)

Revenues, net of benefits and expenses and income taxes	$(19)	$72	$(43)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2009	2008

	(in millions)
Beginning of period	$1,127	$1,199
Revenues, net of benefits and expenses and income taxes	19	(72)
Adoption of ASC 320 (Note 1)	(23)	-

End of period	$1,123	$1,127

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$10,916	$10,979
Policyholders’ funds	1,511	1,510
Policyholder dividends payable	407	418
Other closed block liabilities	118	119

Total closed block liabilities	$12,952	$13,026

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$6,378; 2008—$6,773)	$6,456	$6,159
Equity securities:
Available-for-sale—at fair value (cost: 2009—$7; 2008—$5)	8	4
Mortgage loans on real estate	1,928	1,684
Policy loans	1,533	1,533
Other invested assets	153	165

Total investments	10,078	9,545

Cash and cash equivalents	299	162
Accrued investment income	134	143
Other closed block assets	165	426

Total assets designated to the closed block	$10,676	$10,276

Excess of closed block liabilities over assets designated to the closed block	$2,276	$2,750
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation (depreciation), net of deferred income tax expense of $28 million and deferred income tax benefit of $204 million, respectively	53	(378)

Maximum future earnings to be recognized from closed block assets and liabilities	$2,329	$2,372

	Years ended December 31,
	2009	2008

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$-	$142
Impact on net income before income taxes	-	(83)
Unrealized investment gains	-	(31)
Change in deferred income tax liability	-	(28)

Balance at end of period	$-	$-

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$648	$699	$734
Net investment income	588	581	590
Net realized investment and other (losses) gains	(12)	(118)	20

Total revenues	1,224	1,162	1,344

Benefits and Expenses
Benefits to policyholders	761	794	841
Policyholder dividends	461	478	482
Change in the policyholder dividend obligation	-	(62)	(88)
Other closed block operating costs and expenses	3	2	(2)

Total benefits and expenses	1,225	1,212	1,233

Revenues, net of benefits and expenses before income taxes	(1)	(50)	111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million, and $1 million, respectively	(2)	(17)	39

Revenues, net of benefits and expenses and income taxes	$1	$(33)	$72

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2009	2008

	(in millions)
Beginning of period	$2,372	$2,339
Revenues, net of benefits and expenses and income taxes	(1)	33
Adoption of ASC 320 (Note 1)	(42)	-

Change during period	$2,329	$2,372

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2009	2008

	(in millions)
Short-term debt:
Current maturities of long-term debt	$6	$4

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	491	492
Notes payable, interest ranging from 5.09% to 12.1% due in varying amounts to 2015	15	12
Fair value adjustments related to interest rate swaps (1)	(16)	(17)

	490	487
Less current maturities of long-term debt	(6)	(4)

Total long-term debt	$484	$483

Consumer notes:
Notes payable, interest ranging from 0.72% to 6.25% due in varying amounts to 2036	$1,205	$1,600

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2010—$6 million; 2011—$0 million; 2012—$0 million; 2013—$0 million; 2014—$0 million; and thereafter—$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010—$251 million; 2011—$162 million; 2012—$113 million; 2013—$60 million; 2014—$226 million; and thereafter—$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

Line of Credit

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2009	2008

	(in millions)
The Manufacturers Investment Corporation	$87	$122
John Hancock Holdings (Delaware) LLC	42	14
Manulife Reinsurance Limited	207	144
Manulife Reinsurance (Bermuda) Limited	993	54
Manulife Hungary Holdings KFT	65	44
John Hancock Life Insurance Company of Vermont	54	31
John Hancock Reassurance Company Limited	505	37
John Hancock Financial Holdings (Delaware), Inc.	6	3

Total	$1,959	$449

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$5,169	$5,171	$5,157	$5,157	$4,777	$4,785

Assumed	1,384	1,384	1,221	1,221	1,127	1,127

Ceded	(2,609)	(2,609)	(6,297)	(6,297)	(2,205)	(2,205)

Net life, health, and annuity premiums	$3,944	$3,946	$81	$81	$3,699	$3,707

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company (“UniCare”), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

The Company provides a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company’s funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,237	$2,214	$573	$576
Service cost	30	30	1	1
Interest cost	128	129	33	34
Participant contributions	-	-	5	3
Actuarial loss (gain)	132	42	(8)	17
Plan amendments	-	(2)	-	-
Retiree drug subsidy	-	-	3	4
Benefits paid	(173)	(176)	(59)	(62)

Benefit obligation at end of year	$2,354	$2,237	$548	$573

Change in plan assets:
Fair value of plan assets at beginning of year	$1,628	$2,465	$245	$326
Actual return on plan assets	354	(694)	61	(81)
Employer contributions	34	33	54	59
Participant contributions	-	-	5	3
Benefits paid	(173)	(176)	(59)	(62)

Fair value of plan assets at end of year	$1,843	$1,628	$306	$245

Funded status at end of year	$(511)	$(609)	$(242)	$(328)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(511)	(609)	(242)	(328)

Net amount recognized	$(511)	$(609)	$(242)	$(328)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29)	$(32)	$-	$-
Net actuarial loss	739	789	29	71

Total	$710	$757	$29	$71

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2009	2008

	(in millions)
Accumulated benefit obligation	$2,329	$2,208
Projected benefit obligation	2,354	2,237
Fair value of plan assets	1,843	1,628

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007

	(in millions)
Service cost	$30	$30	$33	$1	$1	$2
Interest cost	128	129	126	33	34	34
Expected return on plan assets	(175)	(181)	(183)	(26)	(26)	(25)
Special termination benefits	-	-	1	-	-	-
Curtailment gain	-	-	(1)	-	-	-
Amortization of prior service cost	(3)	(3)	(2)	-	-	-
Recognized actuarial loss	4	5	1	-	-	-

Net periodic benefit cost	$(16)	$(20)	$(25)	$8	$9	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of prior service cost	$(4)	$-
Amortization of actuarial loss, net	15	-

Total	$11	$-

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

Discount rate	5.50%	6.00%	5.50%	6.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	8.00%	8.00%	8.25%
Rate of compensation increase	4.10%	5.10%	4.00%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	9.00%	9.50%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2016	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2009	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2009	20	(17)

Plan Assets

The Company’s overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2009 and 2008.

Fair Value Measurements

Valuation Hierarchy

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

Determination of Fair Value

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed Income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other Types of Investments
Private Equity (c)	129	-	-	129
Timber / Agriculture (d)	79	-	-	79

Total Assets at Fair Value	$1,843	$687	$868	$288

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$18	$18	$-	$-
Equity
Domestic	633	322	311	-
International	209	81	128	-
Fixed Income
Domestic (e)	430	131	226	73
International (f)	116	74	42	-
Other Types of Investments
Private Equity (c)	150	-	-	150
Timber / Agriculture (d)	72	-	-	72

Total Assets at Fair Value	$1,628	$626	$707	$295

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements	(11)	(7)	(1)
Transfers in and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed Income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$306	$74	$225	$7

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$20	$20	$-	$-
Equity
Domestic	99	11	88	-
International	17	9	8	-
Fixed Income
Domestic (e)	102	21	79	2
International (f)	2	1	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$245	$62	$176	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan’s current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan’s long-term goals and desired risk levels.

Asset Class	Initial Target	Dynamic Policy Category

U.S equity	39%	Return-Seeking Assets
International equity	13%	Return-Seeking Assets
Alternatives	13%	Return-Seeking Assets

Total	65%
Fixed Income	35%	Liability-Hedging Assets

Total	100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan’s asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan’s long-term goal of reaching and maintaining fully funded status.

Permitted and Prohibited Investments

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	45%
BB & Lower	8%

Equities

The Plan’s domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2010	$210	$49	$3
2011	202	49	3
2012	197	49	4
2013	197	49	4
2014	195	48	4
2015-2019	957	227	18

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income
	(in millions)
2010	$52	$17
2011	46	17
2012	43	17
2013	40	17
2014	30	14
Thereafter	207	4

Total	$418	$86

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 — Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2007	$477	$295	$31	$113	$916
Gross unrealized investment gains (net of deferred income tax expense of $230 million)	428	-	-	-	428
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $124 million)	(229)	-	-	-	(229)
Adjustment for policyholder liabilities (net of deferred income tax expense of $3 million)	4	-	-	-	4
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $28 million)	(53)	-	-	-	(53)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27 million)	(50)	-	-	-	(50)

Net unrealized investment gains	100	-	-	-	100
Foreign currency translation adjustment	-	-	(4)	-	(4)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax expense of $13 million)	-	-	-	24	24
Change in net actuarial gain (net of deferred income tax benefit of $4 million)	-	-	-	(8)	(8)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $39 million)	-	71	-	-	71
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $8 million)	-	(16)	-	-	(16)

Balance at December 31, 2007	$577	$350	$27	$129	$1,083

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,400 million)	2,600	-	-	-	2,600
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $59 million)	(110)	-	-	-	(110)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $289 million)	(537)	-	-	-	(537)

Net unrealized investment gains	2,155	-	-	-	2,155
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$547	$(3,345)	$815
Equity securities	249	(79)	461
Other investments	(3)	(91)	4

Total (1)	793	(3,515)	1,280

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(368)	458	(159)
Policyholder liabilities	(121)	49	(200)
Policyholder dividend obligation	-	-	(31)
Deferred income taxes	(106)	1,051	(313)

Total	(595)	1,558	(703)

Net unrealized investment gains (losses)	$198	$(1,957)	$577

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$22,729	$247,574

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
Segment assets	$67,127	$120,637	$25,528	$213,292

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2007
Revenues from external customers	$3,931	$3,525	$768	$8,224
Net investment income	2,246	1,888	705	4,839
Net realized investment and other gains	146	11	150	307
Inter-segment revenues	-	1	(1)	-

Revenues	$6,323	$5,425	$1,622	$13,370

Total net income	$569	$513	$440	$1,522

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$139	$(3)	$74	$210
Carrying value of investments accounted for under the equity method	1,155	369	883	2,407
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	368	377	6	751
Interest expense	1	-	38	39
Income tax expense	281	96	275	652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2009
United States	$10,004	$290	$198	$247,431
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,574

2008
United States	$7,722	$(670)	$234	$213,146
Foreign — other	66	20	-	146

Total	$7,788	$(650)	$234	$213,292

2007
United States	$13,043	$2,155
Foreign — other	327	19

Total	$13,370	$2,174

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$53,569	$53,569	$47,522	$47,522
Held-for-trading	1,208	1,208	1,057	1,057
Equity securities:
Available-for-sale	558	558	616	616
Mortgage loans on real estate	12,623	13,252	12,472	12,067
Policy loans	4,949	4,949	4,918	4,918
Short-term investments	3,973	3,973	3,670	3,670
Cash and cash equivalents	4,915	4,915	4,850	4,850
Derivatives:
Interest rate swap agreements	1,770	1,770	5,194	5,194
Inflation swaps	70	70	1	1
Cross currency rate swap agreements	242	242	731	731
Foreign exchange forward agreements	43	43	3	3
Interest rate options	1	1	-	-
Total return swap agreements	8	8	-	-
Embedded derivatives	1,711	1,711	4,640	4,640
Assets held in trust	2,290	2,290	2,190	2,190
Separate account assets	122,466	122,466	92,058	92,058

Liabilities:
Consumer notes	1,205	1,234	1,600	1,532
Debt	490	463	487	474
Guaranteed investment contracts and funding agreements	2,701	2,760	4,701	4,603
Fixed-rate deferred and immediate annuities	9,255	8,696	8,283	8,171
Supplementary contracts without life contingencies	51	53	53	51
Derivatives:
Interest rate swap agreements	1,318	1,318	2,101	2,101
Inflation swaps	-	-	128	128
Cross currency rate swap agreements	694	694	846	846
Foreign exchange forward agreements	1	1	3	3
Total return swap agreements	-	-	12	12
Equity swaps	-	-	15	15
Embedded derivatives	1,327	1,327	2,866	2,866
(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading (1):
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$38,213	$-	$36,421	$1,792
Commercial mortgage-backed securities	4,236	-	3,790	446
Residential mortgage-backed securities	651	-	27	624
Collateralized debt obligations	172	-	84	88
Other asset-backed securities	1,333	-	1,034	299
U.S. Treasury and agency securities	1,483	-	1,483	-
Obligations of states and political subdivisions	168	-	167	1
Debt securities issued by foreign governments	1,266	-	1,204	62

Total fixed maturities available-for-sale	47,522	-	44,210	3,312

Fixed maturities held-for-trading (1):
Corporate securities	834	-	818	16
Commercial mortgage-backed securities	185	-	178	7
Residential mortgage-backed securities	4	-	1	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	20	-	18	2
Debt securities issued by foreign governments	12	-	-	12

Total fixed maturities held-for-trading	1,057	-	1,016	41

Equity securities available-for-sale	616	616	-	-
Short-term investments	3,670	-	3,670	-
Derivative assets (2)	5,929	-	5,718	211
Embedded derivatives (3)	4,640	-	258	4,382
Assets held in trust (4)	2,190	497	1,693	-
Separate account assets (5)	92,058	87,841	1,245	2,972

Total assets at fair value	$157,682	$88,954	$57,810	$10,918

Liabilities:
Derivative liabilities (2)	$3,105	$-	$3,089	$16
Embedded derivatives (3)	2,866	-	-	2,866

Total liabilities at fair value	$5,971	$-	$3,089	$2,882

(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

	Fixed Maturities		Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2009	$3,353		$195		$1,516		$2,972
Net realized/unrealized gains (losses) included in:
Net loss	(6	)(1)	(38	)(4)	(452	)(5)	(493)
Other comprehensive income (loss)	764	(2)	(12)		-		(1)
Purchases, issuances, (sales), and (settlements), net	(335)		-		-		619
Transfers in and/or (out) of Level 3, net (3)	246		(111)		-		-

Balance at December 31, 2009	$4,022		$34		$1,064		$3,097

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009	$5		$(32)		$(452)		$(389)

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$5,023		$4	$(7)		$14		$2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(454	)(1)	4	187	(4)	1,502	(5)	(15)
Other comprehensive loss	(899	)(2)	-	-		-		-
Purchases, issuances, (sales), and (settlements), net	(290)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (3)	(27)		-	10		-		-

Balance at December 31, 2008	$3,353		$-	$195		$1,516		$2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$34		$-	$187		$1,502		$(15)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Dispositions and other, net	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$1,600	$1,307	$156	$3,063
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$1,600	$1,307	$146	$3,053

(1)	The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$2,564	$2,375
Amortization	(15)	(59)
Change in unrealized investment (losses) gains	(342)	248
Adoption of ASC 320 (Note 1)	(36)	-

Balance, end of year	$2,171	$2,564

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2010	$62
2011	65
2012	63
2013	58
2014	50

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

December 31, 2008
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$1,356	$48	$1,308

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,969	$5,739
Net amount at risk related to deposits	208	618
Average attained age of contract holders	50	47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2009	2008

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,472	$16,564
Net amount at risk- net of reinsurance	309	886
Average attained age of contract holders	64	63

Return of net deposits plus a minimum return
In the event of death
Account value	$744	$775
Net amount at risk- net of reinsurance	238	314
Average attained age of contract holders	70	69
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$28,414	$22,944
Net amount at risk- net of reinsurance	696	1,456
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$6,293	$5,488
Net amount at risk- net of reinsurance	54	96
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$35,595	$24,769
Net amount at risk	1,012	1,812
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2009	2008

	(in billions)
Type of Fund
Equity	$28	$22
Balanced	22	14
Bond	7	5
Money Market	2	3

Total	$59	$44

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$424	$442	$2,890	$3,756
Incurred guarantee benefits	(192)	(166)	-	(358)
Other reserve changes	(1)	(67)	(2,227)	(2,295)

Balance at December 31, 2009	231	209	663	1,103
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$127	$(968)	$115	$(726)

Balance at January 1, 2008	$140	$160	$568	$868
Incurred guarantee benefits	(126)	(74)	-	(200)
Other reserve changes	410	356	2,322	3,088

Balance at December 31, 2008	424	442	2,890	3,756
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$165	$(1,614)	$538	$(911)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$9,419	$6,718
Capitalization	1,579	1,893
Amortization (1)	(1,119)	398
Change in unrealized investment gains and losses	(704)	410
Adoption of ASC 320 (Note 1)	11	-

Balance, end of year	$9,186	$9,419

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$427	$313
Capitalization	63	116
Amortization	(77)	(3)
Change in unrealized investment gains and losses	(12)	1
Adoption of ASC 320 (Note 1)	(22)	-

Balance, end of year	$379	$427

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and 1.5 million Performance Share Units (“PSUs”) were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 – Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December 31,

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events - (continued)

2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

F-84

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Emerging Markets Value Trust Series 1
500 Index Trust Series 1	Equity-Income Trust Series 0
Active Bond Trust Series 0	Equity-Income Trust Series 1
Active Bond Trust Series 1	Financial Services Trust Series 0
All Cap Core Trust Series 0	Financial Services Trust Series 1
All Cap Core Trust Series 1	Franklin Templeton Founding Allocation Trust Series 0
All Cap Growth Trust Series 0	Fundamental Value Trust Series 0
All Cap Growth Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Trust Series 0
American Asset Allocation Trust Series 1	Global Trust Series 1
American Blue Chip Income and Growth Trust Series 1	Health Sciences Trust Series 0
American Bond Trust Series 1	Health Sciences Trust Series 1
American Fundamental Holdings Trust Series 1	High Yield Trust Series 0
American Global Diversification Trust Series 1	High Yield Trust Series 1
American Growth Trust Series 1	International Core Trust Series 0
American Growth-Income Trust Series 1	International Core Trust Series 1
American International Trust Series 1	International Equity Index Trust A Series 1
American New World Trust Series 1	International Equity Index Trust B Series 0
Balanced Trust Series 0	International Opportunities Trust Series 0
Blue Chip Growth Trust Series 0	International Opportunities Trust Series 1
Blue Chip Growth Trust Series 1	International Small Company Trust Series 0
Capital Appreciation Trust Series 0	International Small Company Trust Series 1
Capital Appreciation Trust Series 1	International Value Trust Series 0
Capital Appreciation Value Trust Series 0	International Value Trust Series 1
Capital Appreciation Value Trust Series 1	Investment Quality Bond Trust Series 0
Core Allocation Plus Trust Series 1	Investment Quality Bond Trust Series 1
Core Bond Trust Series 0	Large Cap Trust Series 0
Core Bond Trust Series 1	Large Cap Trust Series 1
Core Diversified Growth & Income Trust Series 1	Large Cap Value Trust Series 0
Core Strategy Trust Series 0	Large Cap Value Trust Series 1
Core Strategy Trust Series 1	Lifestyle Aggressive Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Aggressive Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Balanced Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Balanced Trust Series 1

5

Report of Independent Registered Public Accounting Firm

Lifestyle Conservative Trust Series 0	Small Cap Growth Trust Series 1
Lifestyle Conservative Trust Series 1	Small Cap Index Trust Series 0
Lifestyle Growth Trust Series 0	Small Cap Index Trust Series 1
Lifestyle Growth Trust Series 1	Small Cap Opportunities Trust Series 0
Lifestyle Moderate Trust Series 0	Small Cap Opportunities Trust Series 1
Lifestyle Moderate Trust Series 1	Small Cap Value Trust Series 0
Mid Cap Index Trust Series 0	Small Cap Value Trust Series 1
Mid Cap Index Trust Series 1	Small Company Value Trust Series 0
Mid Cap Stock Trust Series 0	Small Company Value Trust Series 1
Mid Cap Stock Trust Series 1	Smaller Company Growth Trust Series 0
Mid Value Trust Series 0	Smaller Company Growth Trust Series 1
Mid Value Trust Series 1	Strategic Bond Trust Series 0
Money Market Trust B Series 0	Strategic Bond Trust Series 1
Money Market Trust Series 1	Strategic Income Trust Series 0
Natural Resources Trust Series 0	Strategic Income Trust Series 1
Natural Resources Trust Series 1	Total Bond Market Trust B Series 0
Optimized All Cap Trust Series 0	Total Return Trust Series 0
Optimized All Cap Trust Series 1	Total Return Trust Series 1
Optimized Value Trust Series 0	Total Stock Market Index Trust Series 0
Optimized Value Trust Series 1	Total Stock Market Index Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Real Estate Securities Trust Series 0	U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 1	Utilities Trust Series 0
Real Return Bond Trust Series 0	Utilities Trust Series 1
Real Return Bond Trust Series 1	Value Trust Series 0
Science & Technology Trust Series 0	Value Trust Series 1
Science & Technology Trust Series 1	All Asset Portfolio Series 0
Short-Term Bond Trust Series 0	All Asset Portfolio Series 1
Small Cap Growth Trust Series 0

“Closed” sub-accounts

Classic Value Trust Series 0	Income & Value Trust Series 1
Classic Value Trust Series 1	International Small Cap Trust Series 0
Core Equity Trust Series 0	International Small Cap Trust Series 1
Core Equity Trust Series 1	Mid Cap Intersection Trust Series 0
Emerging Small Company Trust Series 0	Mid Cap Intersection Trust Series 1
Emerging Small Company Trust Series 1	Mid Cap Value Trust Series 0
Global Allocation Trust Series 0	Mid Cap Value Trust Series 1
Global Allocation Trust Series 1	Small Company Trust Series 1
Global Real Estate Trust Series 0	U.S. Large Cap Trust Series 0
Global Real Estate Trust Series 1	U.S. Large Cap Trust Series 1
Income & Value Trust Series 0

6

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2010

7

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,604,082 shares (cost $21,182,849)	$22,312,778
500 Index Trust Series 1 - 670,154 shares (cost $6,381,339)	6,527,296
Active Bond Trust Series 0 - 26,633 shares (cost $225,868)	245,021
Active Bond Trust Series 1 - 141,057 shares (cost $1,295,689)	1,297,722
All Cap Core Trust Series 0 - 10,380 shares (cost $113,839)	153,621
All Cap Core Trust Series 1 - 71,603 shares (cost $1,079,165)	1,059,003
All Cap Growth Trust Series 0 - 3,514 shares (cost $43,454)	48,806
All Cap Growth Trust Series 1 - 64,328 shares (cost $830,887)	892,872
All Cap Value Trust Series 0 - 74,011 shares (cost $450,761)	521,779
All Cap Value Trust Series 1 - 269,020 shares (cost $1,715,049)	1,904,662
Alpha Opportunities Trust Series 0-13,358 shares (cost $203,713)	202,244
American Asset Allocation Trust Series 1 - 1,200,020 shares (cost $10,161,211)	11,976,200
American Blue Chip Income and Growth Trust Series 1 - 146,453 shares (cost $1,512,550)	1,502,607
American Bond Trust Series 1 - 126,808 shares (cost $1,456,842)	1,483,648
American Fundamental Holdings Trust Series 1 - 94 shares (cost $807)	897
American Global Diversification Trust Series 1 - 8,264 shares (cost $68,707)	78,010
American Growth Trust Series 1 - 1,140,208 shares (cost $14,787,573)	15,119,166
American Growth-Income Trust Series 1 - 916,435 shares (cost $10,384,090)	12,417,690
American International Trust Series 1 - 1,853,909 shares (cost $30,677,511)	28,772,677
American New World Trust Series 1 - 1,621 shares (cost $18,969)	19,195
Balanced Trust Series 0 - 1,217 shares (cost $18,060)	18,049
Blue Chip Growth Trust Series 0 - 492,725 shares (cost $6,685,265)	8,578,346
Blue Chip Growth Trust Series 1 - 781,054 shares (cost $12,691,325)	13,629,384
Capital Appreciation Trust Series 0 - 30,765 shares (cost $236,421)	273,810
Capital Appreciation Trust Series 1 - 437,998 shares (cost $3,238,045)	3,898,184
Capital Appreciation Value Trust Series 0 - 13,014 shares (cost $150,629)	149,143
Capital Appreciation Value Trust Series 1 - 2,008 shares (cost $22,240)	23,009
Classic Value Trust Series 0	—
Classic Value Trust Series 1	—
Core Allocation Plus Trust Series 1 - 493,507 shares (cost $4,634,346)	4,999,225
Core Bond Trust Series 0 - 8,187 shares (cost $106,521)	108,070
Core Bond Trust Series 1 - 32,750 shares (cost $414,799)	433,606
Core Diversified Growth & Income Trust Series 1 - 1,935 shares (cost $19,111)	21,555
Core Equity Trust Series 0	—
Core Equity Trust Series 1	—
Core Strategy Trust Series 0 - 147 shares (cost $1,398)	1,693
Core Strategy Trust Series 1 - 88 shares (cost $952)	1,011
Disciplined Diversification Trust Series 0 - 13,596 shares (cost $152,341)	149,965
Disciplined Diversification Trust Series 1 - 91 shares (cost $955)	1,009
Emerging Markets Value Trust Series 0 - 41,523 shares (cost $465,746)	560,976

8

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Emerging Markets Value Trust Series 1 - 56,436 shares (cost $576,051)	$763,018
Emerging Small Company Trust Series 0	—
Emerging Small Company Trust Series 1	—
Equity - Income Trust Series 0 - 1,214,011 shares (cost $13,606,027)	14,847,359
Equity - Income Trust Series 1 - 1,081,524 shares (cost $13,741,911)	13,270,305
Financial Services Trust Series 0 - 17,931 shares (cost $163,673)	189,531
Financial Services Trust Series 1 - 51,437 shares (cost $438,170)	544,204
Franklin Templeton Founding Allocation Trust Series 0 - 36,580 shares (cost $292,183)	341,295
Fundamental Value Trust Series 0 - 178,976 shares (cost $1,760,555)	2,281,949
Fundamental Value Trust Series 1 - 777,748 shares (cost $8,124,708)	9,947,392
Global Allocation Trust Series 0	—
Global Allocation Trust Series 1	—
Global Bond Trust Series 0 - 636,932 shares (cost $8,172,368)	7,706,881
Global Bond Trust Series 1 - 269,784 shares (cost $3,317,294)	3,275,176
Global Real Estate Trust Series 0	—
Global Real Estate Trust Series 1	—
Global Trust Series 0 - 17,400 shares (cost $191,882)	237,159
Global Trust Series 1 - 130,882 shares (cost $1,705,339)	1,785,233
Health Sciences Trust Series 0 - 50,991 shares (cost $574,229)	686,852
Health Sciences Trust Series 1 - 145,664 shares (cost $1,627,506)	1,957,724
High Yield Trust Series 0 - 230,343 shares (cost $1,659,898)	1,870,386
High Yield Trust Series 1 - 536,800 shares (cost $4,019,481)	4,385,652
Income & Value Trust Series 0	—
Income & Value Trust Series 1	—
International Core Trust Series 0 - 47,262 shares (cost $418,375)	427,723
International Core Trust Series 1 - 503,233 shares (cost $5,105,700)	4,569,358
International Equity Index Trust A Series 1 - 224,504 shares (cost $3,468,283)	3,266,527
International Equity Index Trust B Series 0 - 482,059 shares (cost $6,218,899)	7,062,159
International Opportunities Trust Series 0 - 332,150 shares (cost $3,611,238)	3,726,727
International Opportunities Trust Series 1 - 70,111 shares (cost $594,144)	787,343
International Small Cap Trust Series 0	—
International Small Cap Trust Series 1	—
International Small Company Trust Series 0 - 42,363 shares (cost $380,710)	372,374
International Small Company Trust Series 1 - 285,546 shares (cost $2,564,921)	2,507,098
International Value Trust Series 0 - 120,500 shares (cost $1,170,725)	1,368,878
International Value Trust Series 1 - 895,465 shares (cost $10,593,744)	10,226,216
Investment Quality Bond Trust Series 0 - 24,479 shares (cost $261,506)	270,739
Investment Quality Bond Trust Series 1 - 489,351 shares (cost $5,556,234)	5,426,904
Large Cap Trust Series 0 - 24,902 shares (cost $269,595)	272,677
Large Cap Trust Series 1 - 205,920 shares (cost $2,643,186)	2,261,005
Large Cap Value Trust Series 0 - 36,179 shares (cost $501,822)	553,539
Large Cap Value Trust Series 1 - 168,705 shares (cost $2,803,480)	2,581,189

9

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Aggressive Trust Series 0 - 439,305 shares (cost $2,779,254)	$3,206,926
Lifestyle Aggressive Trust Series 1 - 923,661 shares (cost $5,022,659)	6,742,728
Lifestyle Balanced Trust Series 0 - 408,839 shares (cost $3,901,631)	4,419,554
Lifestyle Balanced Trust Series 1 - 835,336 shares (cost $8,075,189)	9,013,279
Lifestyle Conservative Trust Series 0 - 102,756 shares (cost $1,155,033)	1,216,629
Lifestyle Conservative Trust Series 1 - 152,223 shares (cost $1,709,760)	1,800,796
Lifestyle Growth Trust Series 0 - 814,254 shares (cost $8,158,227)	8,427,534
Lifestyle Growth Trust Series 1 - 1,106,168 shares (cost $10,690,213)	11,437,781
Lifestyle Moderate Trust Series 0 - 293,983 shares (cost $3,262,821)	3,277,916
Lifestyle Moderate Trust Series 1 - 200,724 shares (cost $2,182,004)	2,238,073
Mid Cap Index Trust Series 0 - 125,846 shares (cost $1,506,347)	1,788,270
Mid Cap Index Trust Series 1 - 733,805 shares (cost $10,992,011)	10,434,709
Mid Cap Intersection Trust Series 0	—
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 319,494 shares (cost $3,222,143)	3,683,767
Mid Cap Stock Trust Series 1 - 549,341 shares (cost $6,158,053)	6,306,437
Mid Cap Value Trust Series 0	—
Mid Cap Value Trust Series 1	—
Mid Value Trust Series 0 - 540,777 shares (cost $3,987,237)	5,283,386
Mid Value Trust Series 1 - 500,951 shares (cost $3,921,207)	4,909,319
Money Market Trust B Series 0 - 44,928,442 shares (cost $44,928,442)	44,928,442
Money Market Trust Series 1 - 3,588,315 shares (cost $35,883,153)	35,883,153
Natural Resources Trust Series 0 - 190,245 shares (cost $1,824,349)	2,086,992
Natural Resources Trust Series 1 - 471,100 shares (cost $4,238,549)	5,252,760
Optimized All Cap Trust Series 0 - 16,981 shares (cost $154,845)	185,772
Optimized All Cap Trust Series 1 - 8,849 shares (cost $80,617)	96,452
Optimized Value Trust Series 0 - 11,453 shares (cost $85,903)	101,134
Optimized Value Trust Series 1 - 1 shares (cost $14)	12
Overseas Equity Trust Series 0 - 256,944 shares (cost $2,616,038)	2,440,966
Pacific Rim Trust Series 0 - 63,222 shares (cost $395,100)	498,186
Pacific Rim Trust Series 1 - 309,365 shares (cost $2,570,523)	2,425,418
Real Estate Securities Trust Series 0 - 622,601 shares (cost $4,050,454)	5,547,371
Real Estate Securities Trust Series 1 - 1,365,924 shares (cost $18,981,628)	12,238,675
Real Return Bond Trust Series 0 - 317,245 shares (cost $3,707,716)	3,759,357
Real Return Bond Trust Series 1 - 336,775 shares (cost $4,028,464)	4,034,568
Science & Technology Trust Series 0 - 57,712 shares (cost $598,115)	785,456
Science & Technology Trust Series 1 - 412,701 shares (cost $4,714,924)	5,600,349
Short - Term Bond Trust Series 0 - 42,334 shares (cost $307,342)	333,591
Small Cap Growth Trust Series 0 - 431,404 shares (cost $2,784,913)	3,584,964
Small Cap Growth Trust Series 1 - 42,243 shares (cost $264,873)	350,191
Small Cap Index Trust Series 0 - 115,784 shares (cost $1,086,392)	1,289,837

10

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Cap Index Trust Series 1 - 184,251 shares (cost $1,876,424)	$2,052,561
Small Cap Opportunities Trust Series 0 - 4,145 shares (cost $53,951)	62,221
Small Cap Opportunities Trust Series 1 - 61,127 shares (cost $912,039)	923,018
Small Cap Value Trust Series 0 - 301,344 shares (cost $3,549,894)	4,523,174
Small Cap Value Trust Series 1 - 20,526 shares (cost $247,042)	308,717
Small Company Trust Series 1	—
Small Company Value Trust Series 0 - 55,993 shares (cost $663,991)	796,777
Small Company Value Trust Series 1 - 530,185 shares (cost $7,394,788)	7,560,437
Smaller Company Growth Trust Series 0 - 13,935 shares (cost $190,221)	199,275
Smaller Company Growth Trust Series 1 - 1,259,989 shares (cost $17,127,113)	18,017,839
Strategic Bond Trust Series 0 - 52,742 shares (cost $468,921)	504,215
Strategic Bond Trust Series 1 - 166,110 shares (cost $1,526,621)	1,594,659
Strategic Income Trust Series 0 - 29,970 shares (cost $390,520)	398,301
Strategic Income Trust Series 1 - 51,067 shares (cost $678,107)	679,706
Total Bond Market Trust B Series 0 - 714,382 shares (cost $7,128,053)	7,122,388
Total Return Trust Series 0 - 902,010 shares (cost $12,414,144)	12,583,045
Total Return Trust Series 1 - 3,222,772 shares (cost $43,786,681)	45,086,578
Total Stock Market Index Trust Series 0 - 103,342 shares (cost $837,777)	1,045,820
Total Stock Market Index Trust Series 1 - 72,080 shares (cost $777,044)	729,447
U.S. Government Securities Trust Series 0 - 125,133 shares (cost $1,551,600)	1,554,148
U.S. Government Securities Trust Series 1 - 228,805 shares (cost $2,843,872)	2,853,193
U.S. High Yield Bond Trust Series 0 - 23,133 shares (cost $262,152)	284,302
U.S. High Yield Bond Trust Series 1 - 26,249 shares (cost $310,307)	322,341
U.S. Large Cap Trust Series 0	—
U.S. Large Cap Trust Series 1	—
Utilities Trust Series 0 - 50,105 shares (cost $516,492)	521,594
Utilities Trust Series 1 - 143,309 shares (cost $1,349,616)	1,494,713
Value Trust Series 0 - 48,174 shares (cost $637,520)	659,988
Value Trust Series 1 - 260,292 shares (cost $3,492,832)	3,571,204
Sub - accounts invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 92,253 shares (cost $969,416)	$969,580
All Asset Portfolio Series 1 - 56,512 shares (cost $599,015)	593,938

Total assets	$581,777,430

Contract Owners’ Equity

Variable universal life insurance contracts	$581,777,430

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$416,603	$457,185	$134,764	$128,911

Total Investment Income	416,603	457,185	134,764	128,911
Expenses:
Mortality and expense risk	34,722	43,823	21,872	47,263

Net investment income (loss)	381,881	413,362	112,892	81,648

Realized gains (losses) on investments:
Capital gain distributions	—	118,781	—	—
Net realized gains (losses)	(3,650,304)	(1,162,706)	(3,394,051)	(2,102,701)

Realized gains (losses)	(3,650,304)	(1,043,925)	(3,394,051)	(2,102,701)
Unrealized appreciation (depreciation) during the period	7,973,200	(8,137,464)	5,317,102	(5,726,377)

Net increase (decrease) in assets from operations	4,704,777	(8,768,027)	2,035,943	(7,747,430)

Changes from principal transactions:
Transfer of net premiums	1,756,069	1,920,254	203,477	635,202
Transfer on terminations	(1,532,553)	(1,777,015)	(10,163,812)	(2,128,198)
Transfer on policy loans	(25,209)	31,546	(707)	(509)
Net interfund transfers	1,244,013	4,016,864	1,918,502	(4,499,505)

Net increase (decrease) in assets from principal transactions	1,442,320	4,191,649	(8,042,540)	(5,993,010)

Total increase (decrease) in assets	6,147,097	(4,576,378)	(6,006,597)	(13,740,440)
Assets, beginning of period	16,165,681	20,742,059	12,533,893	26,274,333

Assets, end of period	$22,312,778	$16,165,681	$6,527,296	$12,533,893

(g)	Fund available in prior year but no activity.

See accompanying notes.

12

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)

$19,289	$29,424	$83,660	$55,886	$33,380	$3,073

19,289	29,424	83,660	55,886	33,380	3,073

—	—	4,462	6,132	—	—

19,289	29,424	79,198	49,754	33,380	3,073

—	—	—	—	—	193
3,768	(60,103)	(22,838)	(178,106)	(509)	(400)

3,768	(60,103)	(22,838)	(178,106)	(509)	(207)
79,291	(45,699)	128,683	(38,964)	14,048	(13,884)

102,348	(76,378)	185,043	(167,316)	46,919	(11,018)

8,948	115,887	7,192	16,247	159,152	32,760
(153,976)	(73,256)	(207,564)	(336,374)	(25,986)	(4,070)
(13)	(2)	113	(91)	—	—
(128,202)	(15,731)	491,950	(621,306)	731,613	40,210

(273,243)	26,898	291,691	(941,524)	864,779	68,900

(170,895)	(49,480)	476,734	(1,108,840)	911,698	57,882
415,916	465,396	820,988	1,929,828	57,882	—

$245,021	$415,916	$1,297,722	$820,988	$969,580	$57,882

13

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$33,583	$46,385	$2,222	$379

Total Investment Income	33,583	46,385	2,222	379
Expenses:
Mortality and expense risk	2,420	4,554	—	—

Net investment income (loss)	31,163	41,831	2,222	379

Realized gains (losses) on investments:
Capital gain distributions	—	2,145	—	—
Net realized gains (losses)	(110,455)	(35,666)	2,588	(145,418)

Realized gains (losses)	(110,455)	(33,521)	2,588	(145,418)
Unrealized appreciation (depreciation) during the period	145,493	(149,775)	39,379	576

Net increase (decrease) in assets from operations	66,201	(141,465)	44,189	(144,463)

Changes from principal transactions:
Transfer of net premiums	43,971	50,836	100,842	140,480
Transfer on terminations	(36,547)	(93,962)	(13,522)	(9,188)
Transfer on policy loans	12,870	(36,716)	—	—
Net interfund transfers	(106,630)	(31,918)	6,829	(826)

Net increase (decrease) in assets from principal transactions	(86,336)	(111,760)	94,149	130,466

Total increase (decrease) in assets	(20,135)	(253,225)	138,338	(13,997)
Assets, beginning of period	614,073	867,298	15,283	29,280

Assets, end of period	$593,938	$614,073	$153,621	$15,283

See accompanying notes.

14

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$35,237	$123,987	$346	$240	$5,947	$10,612

35,237	123,987	346	240	5,947	10,612

12,795	34,112	—	—	6,202	14,580

22,442	89,875	346	240	(255)	(3,968)

—	—	—	—	—	—
(2,007,196)	(979,727)	(9,569)	(5,312)	(717,762)	(143,013)

(2,007,196)	(979,727)	(9,569)	(5,312)	(717,762)	(143,013)
2,435,832	(2,887,267)	20,444	(14,620)	839,598	(1,585,110)
451,078	(3,777,119)	11,221	(19,692)	121,581	(1,732,091)

42,828	254,938	3,691	5,919	74,394	307,784
(319,740)	(795,201)	(33,619)	(1,364)	(307,319)	(290,608)
3,666	35,384	—	—	5,598	30,026
(4,138,316)	(1,985,621)	21,023	38,498	(1,349,678)	(58,218)

(4,411,562)	(2,490,500)	(8,905)	43,053	(1,577,005)	(11,016)

(3,960,484)	(6,267,619)	2,316	23,361	(1,455,424)	(1,743,107)
5,019,487	11,287,106	46,490	23,129	2,348,296	4,091,403

$1,059,003	$5,019,487	$48,806	$46,490	$892,872	$2,348,296

15

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,354	$1,781	$13,649	$50,115

Total Investment Income	2,354	1,781	13,649	50,115
Expenses:
Mortality and expense risk	—	—	12,701	26,252

Net investment income (loss)	2,354	1,781	948	23,863

Realized gains (losses) on investments:
Capital gain distributions	—	1,093	—	153,459
Net realized gains (losses)	1,444	(27,421)	(2,771,426)	(2,371,693)

Realized gains (losses)	1,444	(26,328)	(2,771,426)	(2,218,234)
Unrealized appreciation (depreciation) during the period	86,774	334	3,240,542	74,815

Net increase (decrease) in assets from operations	90,572	(24,213)	470,064	(2,119,556)

Changes from principal transactions:
Transfer of net premiums	92,316	38,320	47,139	48,246
Transfer on terminations	(30,469)	(7,600)	(156,073)	(158,830)
Transfer on policy loans	(1)	—	5,450	(4,555)
Net interfund transfers	155,835	163,019	(3,233,792)	(1,550,963)

Net increase (decrease) in assets from principal transactions	217,681	193,739	(3,337,276)	(1,666,102)

Total increase (decrease) in assets	308,253	169,526	(2,867,212)	(3,785,658)
Assets, beginning of period	213,526	44,000	4,771,874	8,557,532

Assets, end of period	$521,779	$213,526	$1,904,662	$4,771,874

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

16

Sub-Account
Alpha Opportunities Trust Series 0	American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	$214,307	$6,546	$21,052	$147,528

—	214,307	6,546	21,052	147,528

—	46,031	167	5,700	12,167

—	168,276	6,379	15,352	135,361

—	5,551	—	93,161	39,973
—	120,975	(897)	(1,388,447)	(806,387)

—	126,526	(897)	(1,295,286)	(766,414)
(1,469)	1,833,985	(18,995)	1,425,441	(869,603)

(1,469)	2,128,787	(13,513)	145,507	(1,500,656)

—	565,089	9,996	63,399	357,139
—	(1,308,007)	(14,901)	(469,876)	(223,639)
—	23,725	(144)	20,222	(80,187)
203,713	10,350,784	234,384	(909,574)	559,651

203,713	9,631,591	229,335	(1,295,829)	612,964

202,244	11,760,378	215,822	(1,150,322)	(887,692)
—	215,822	—	2,652,929	3,540,621

$202,244	$11,976,200	$215,822	$1,502,607	$2,652,929

17

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Bond Trust Series 1		American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$38,009	$153,895	$14

Total Investment Income	38,009	153,895	14
Expenses:
Mortality and expense risk	7,188	7,476	2

Net investment income (loss)	30,821	146,419	12

Realized gains (losses) on investments:
Capital gain distributions	—	37	—
Net realized gains (losses)	(66,318)	(129,287)	22

Realized gains (losses)	(66,318)	(129,250)	22
Unrealized appreciation (depreciation) during the period	240,797	(167,503)	90

Net increase (decrease) in assets from operations	205,300	(150,334)	124

Changes from principal transactions:
Transfer of net premiums	192,610	210,679	93
Transfer on terminations	(189,850)	(94,990)	(125)
Transfer on policy loans	(115)	—	—
Net interfund transfers	(460,700)	(2,074,303)	805

Net increase (decrease) in assets from principal transactions	(458,055)	(1,958,614)	773

Total increase (decrease) in assets	(252,755)	(2,108,948)	897
Assets, beginning of period	1,736,403	3,845,351	—

Assets, end of period	$1,483,648	$1,736,403	$897

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

18

Sub-Account
American Global Diversification Trust Series 1	American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$1,275	$37,506	$496,005	$130,962	$46,065

1,275	37,506	496,005	130,962	46,065

284	48,247	86,128	41,959	14,394

991	(10,741)	409,877	89,003	31,671

—	3,604,971	266,326	167,577	77,414
2,349	(10,359,444)	(3,123,395)	(446,930)	(1,624,774)

2,349	(6,754,473)	(2,857,069)	(279,353)	(1,547,360)
9,303	11,742,937	(11,368,782)	2,705,756	(583,320)

12,643	4,977,723	(13,815,974)	2,515,406	(2,099,009)

375	928,758	2,712,535	597,149	574,751
(405)	(8,937,299)	(2,845,634)	(1,317,027)	(1,058,090)
—	26,253	(89,358)	31,606	(67,026)
65,397	(359,406)	9,243,795	9,057,406	(149,487)

65,367	(8,341,694)	9,021,338	8,369,134	(699,852)

78,010	(3,363,971)	(4,794,636)	10,884,540	(2,798,861)
—	18,483,137	23,277,773	1,533,150	4,332,011

$78,010	$15,119,166	$18,483,137	$12,417,690	$1,533,150

19

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		American New World Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$281,653	$1,303,398	$186

Total Investment Income	281,653	1,303,398	186
Expenses:
Mortality and expense risk	67,277	108,659	16

Net investment income (loss)	214,376	1,194,739	170

Realized gains (losses) on investments:
Capital gain distributions	5,891,833	732,433	—
Net realized gains (losses)	(9,877,177)	(1,851,283)	147

Realized gains (losses)	(3,985,344)	(1,118,850)	147
Unrealized appreciation (depreciation) during the period	12,616,371	(19,580,193)	227

Net increase (decrease) in assets from operations	8,845,403	(19,504,304)	544

Changes from principal transactions:
Transfer of net premiums	750,622	2,166,820	260
Transfer on terminations	(6,949,495)	(2,692,364)	(149)
Transfer on policy loans	3,760	(79,432)	—
Net interfund transfers	3,615,926	(3,846,066)	18,540

Net increase (decrease) in assets from principal transactions	(2,579,187)	(4,451,042)	18,651

Total increase (decrease) in assets	6,266,216	(23,955,346)	19,195
Assets, beginning of period	22,506,461	46,461,807	—

Assets, end of period	$28,772,677	$22,506,461	$19,195

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

20

Sub-Account
Balanced Trust Series 0	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$164	$10,858	$9,215	$13,619	$50,667

164	10,858	9,215	13,619	50,667

—	—	—	50,501	74,489

164	10,858	9,215	(36,882)	(23,822)

270	—	33,216	—	279,607
1	(443,818)	(208,963)	(1,866,157)	(544,621)

271	(443,818)	(175,747)	(1,866,157)	(265,014)
(11)	2,621,915	(848,688)	5,615,075	(8,644,218)

424	2,188,955	(1,015,220)	3,712,036	(8,933,054)

—	302,428	255,329	359,099	809,262
(57)	(498,145)	(64,810)	(2,393,932)	(6,868,763)
—	(9)	(2)	5,759	(15,990)
17,682	4,554,645	646,042	1,285,852	642,645

17,625	4,358,919	836,559	(743,222)	(5,432,846)

18,049	6,547,874	(178,661)	2,968,814	(14,365,900)
—	2,030,472	2,209,133	10,660,570	25,026,470

$18,049	$8,578,346	$2,030,472	$13,629,384	$10,660,570

21

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1

	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$576	$1,081	$8,887	$29,265

Total Investment Income	576	1,081	8,887	29,265
Expenses:
Mortality and expense risk	—	—	19,061	30,942

Net investment income (loss)	576	1,081	(10,174)	(1,677)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	7,249	(215,802)	(979,450)	(417,557)

Realized gains (losses)	7,249	(215,802)	(979,450)	(417,557)
Unrealized appreciation (depreciation) during the period	64,325	(35,883)	2,290,857	(2,445,165)

Net increase (decrease) in assets from operations	72,150	(250,604)	1,301,233	(2,864,399)

Changes from principal transactions:
Transfer of net premiums	71,831	213,970	72,350	348,771
Transfer on terminations	(67,303)	(29,128)	(877,944)	(826,744)
Transfer on policy loans	—	—	1,101	15,356
Net interfund transfers	76,971	(32,349)	(1,181,384)	(57,997)

Net increase (decrease) in assets from principal transactions	81,499	152,493	(1,985,877)	(520,614)

Total increase (decrease) in assets	153,649	(98,111)	(684,644)	(3,385,013)
Assets, beginning of period	120,161	218,272	4,582,828	7,967,841

Assets, end of period	$273,810	$120,161	$3,898,184	$4,582,828

(g)	Fund available in prior year but no activity.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

22

Sub-Account
Capital Appreciation Value Trust Series 0	Capital Appreciation Value Trust Series 1		Classic Value Trust Series 0
Year Ended Dec. 31/09 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08

$2,679	$415	$23	$238	$487

2,679	415	23	238	487

—	33	3	—	—

2,679	382	20	238	487

655	103	—	—	259
173	96	(4)	(10,928)	(6,120)

828	199	(4)	(10,928)	(5,861)
(1,486)	667	102	11,850	(7,093)

2,021	1,248	118	1,160	(12,467)

303	846	73	6,669	11,310
(502)	(1,048)	(124)	(816)	(2,249)
—	(36)	—	—	—
147,321	19,052	2,880	(26,262)	166

147,122	18,814	2,829	(20,409)	9,227

149,143	20,062	2,947	(19,249)	(3,240)
—	2,947	—	19,249	22,489

$149,143	$23,009	$2,947	—	$19,249

23

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 1		Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (g)
Income:
Dividend income distribution	$927	$2,485	$72,639

Total Investment Income	927	2,485	72,639
Expenses:
Mortality and expense risk	163	989	9,652

Net investment income (loss)	764	1,496	62,987

Realized gains (losses) on investments:
Capital gain distributions	—	2,558	165,241
Net realized gains (losses)	(125,557)	(196,953)	1,799

Realized gains (losses)	(125,557)	(194,395)	167,040
Unrealized appreciation (depreciation) during the period	102,732	74,329	364,879

Net increase (decrease) in assets from operations	(22,061)	(118,570)	594,906

Changes from principal transactions:
Transfer of net premiums	—	11,266	167
Transfer on terminations	(15,895)	(8,321)	(62,171)
Transfer on policy loans	—	—	—
Net interfund transfers	(51,287)	(542,279)	4,466,323

Net increase (decrease) in assets from principal transactions	(67,182)	(539,334)	4,404,319

Total increase (decrease) in assets	(89,243)	(657,904)	4,999,225
Assets, beginning of period	89,243	747,147	—

Assets, end of period	—	$89,243	$4,999,225

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.
(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

See accompanying notes.

24

Sub-Account
Core Bond Trust Series 0		Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ax)

$1,963	$132	$12,890	$535	$304

1,963	132	12,890	535	304

—	—	3,111	22	94

1,963	132	9,779	513	210

—	—	—	—	—
853	(84)	20,669	(1)	1,523

853	(84)	20,669	(1)	1,523
1,583	(34)	18,868	(62)	2,444

4,399	14	49,316	450	4,177

24,906	—	24,994	389	—
(11,542)	(22)	(680,639)	(66)	(106)
—	—	(1,007)	—	—
87,249	3,066	1,018,460	20,509	17,484

100,613	3,044	361,808	20,832	17,378

105,012	3,058	411,124	21,282	21,555
3,058	—	22,482	1,200	—

$108,070	$3,058	$433,606	$22,482	$21,555

25

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Equity Trust Series 0		Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,855	$7,796	$2,269	$28,127

Total Investment Income	1,855	7,796	2,269	28,127
Expenses:
Mortality and expense risk	—	—	381	1,540

Net investment income (loss)	1,855	7,796	1,888	26,587

Realized gains (losses) on investments:
Capital gain distributions	—	971	—	7,379
Net realized gains (losses)	(32,378)	(3,461)	(212,127)	(103,325)

Realized gains (losses)	(32,378)	(2,490)	(212,127)	(95,946)
Unrealized appreciation (depreciation) during the period	39,418	(35,127)	175,281	(121,893)

Net increase (decrease) in assets from operations	8,895	(29,821)	(34,958)	(191,252)

Changes from principal transactions:
Transfer of net premiums	46,936	35,775	12,116	39,056
Transfer on terminations	(1,964)	(4,313)	(24,742)	(73,525)
Transfer on policy loans	—	—	2	—
Net interfund transfers	(95,323)	2,941	(93,779)	(214,904)

Net increase (decrease) in assets from principal transactions	(50,351)	34,403	(106,403)	(249,373)

Total increase (decrease) in assets	(41,456)	4,582	(141,361)	(440,625)
Assets, beginning of period	41,456	36,874	141,361	581,986

Assets, end of period	—	$41,456	—	$141,361

(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

26

Sub-Account
Core Strategy Trust Series 0	Core Strategy Trust Series 1	Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/09 (g)

$31	$18	$2,907

31	18	2,907

—	2	—

31	16	2,907

6	—	995
4	1	513

10	1	1,508
295	59	(2,375)

336	76	2,040

595	—	1,437
(33)	(20)	(559)
—	—	—
795	955	147,047

1,357	935	147,925

1,693	1,011	149,965
—	—	—

$1,693	$1,011	$149,965

27

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 1		Dynamic Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/08 (ah)
Income:
Dividend income distribution	$19	—	—

Total Investment Income	19	—	—
Expenses:
Mortality and expense risk	4	—	—

Net investment income (loss)	15	—	—

Realized gains (losses) on investments:
Capital gain distributions	7	—	—
Net realized gains (losses)	1	(570)	(11,410)

Realized gains (losses)	8	(570)	(11,410)
Unrealized appreciation (depreciation) during the period	54	—	(1,632)

Net increase (decrease) in assets from operations	77	(570)	(13,042)

Changes from principal transactions:
Transfer of net premiums	—	570	5,992
Transfer on terminations	(20)	—	(2,654)
Transfer on policy loans	—	—	—
Net interfund transfers	952	—	(127,395)

Net increase (decrease) in assets from principal transactions	932	570	(124,057)

Total increase (decrease) in assets	1,009	—	(137,099)
Assets, beginning of period	—	—	137,099

Assets, end of period	$1,009	—	—

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ah)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

28

Sub-Account
Dynamic Growth Trust Series 1	Emerging Growth Trust Series 0	Emerging Growth Trust Series 1
Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/08 (ab)

—	$394	$1,231

—	394	1,231

2,917	—	1,575

(2,917)	394	(344)

—	875	2,805
(87,607)	(125,730)	(499,712)

(87,607)	(124,855)	(496,907)
(200,945)	14,553	121,401

(291,469)	(109,908)	(375,850)

79,850	13,608	4,287
(285,510)	(12,947)	(95,107)
22	—	—
(1,878,178)	12,300	(355,197)

(2,083,816)	12,961	(446,017)

(2,375,285)	(96,947)	(821,867)
2,375,285	96,947	821,867

—	—	—

29

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$397	$3,519	$361	$9,502

Total Investment Income	397	3,519	361	9,502
Expenses:
Mortality and expense risk	—	—	2,300	1,138

Net investment income (loss)	397	3,519	(1,939)	8,364

Realized gains (losses) on investments:
Capital gain distributions	190	—	435	191
Net realized gains (losses)	91,213	(609)	(109,215)	(7,510)

Realized gains (losses)	91,403	(609)	(108,780)	(7,319)
Unrealized appreciation (depreciation) during the period	102,661	(7,430)	385,489	(192,411)

Net increase (decrease) in assets from operations	194,461	(4,520)	274,770	(191,366)

Changes from principal transactions:
Transfer of net premiums	69,613	457	4,159	20,718
Transfer on terminations	(179,838)	(952)	(55,716)	(6,879)
Transfer on policy loans	—	—	—	2
Net interfund transfers	374,991	106,764	262,736	361,578

Net increase (decrease) in assets from principal transactions	264,766	106,269	211,179	375,419

Total increase (decrease) in assets	459,227	101,749	485,949	184,053
Assets, beginning of period	101,749	—	277,069	93,016

Assets, end of period	$560,976	$101,749	$763,018	$277,069

(g)	Fund available in prior year but no activity.
(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

30

Sub-Account
Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$280,890	$284,177

—	—	—	—	280,890	284,177

—	—	82,317	147,940	—	—

—	—	(82,317)	(147,940)	280,890	284,177

—	164	—	13,798	—	266,741
(76,221)	(90,398)	(11,486,138)	(5,092,219)	(2,624,572)	(1,573,014)

(76,221)	(90,234)	(11,486,138)	(5,078,421)	(2,624,572)	(1,306,273)
113,636	(83,143)	15,192,048	(8,427,006)	5,684,937	(3,602,306)

37,415	(173,377)	3,623,593	(13,653,367)	3,341,255	(4,624,402)

61,172	76,779	825,477	1,346,358	519,433	1,050,972
(54,628)	(67,347)	(2,286,038)	(5,053,747)	(750,832)	(388,250)
—	—	284,330	74,469	(14)	(4)
(211,199)	(27,671)	(18,053,384)	(730,772)	3,535,513	1,432,815

(204,655)	(18,239)	(19,229,615)	(4,363,692)	3,304,100	2,095,533

(167,240)	(191,616)	(15,606,022)	(18,017,059)	6,645,355	(2,528,869)
167,240	358,856	15,606,022	33,623,081	8,202,004	10,730,873

—	$167,240	—	$15,606,022	$14,847,359	$8,202,004

31

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$308,294	$564,897	$1,206	$1,854

Total Investment Income	308,294	564,897	1,206	1,854
Expenses:
Mortality and expense risk	64,343	105,250	—	—

Net investment income (loss)	243,951	459,647	1,206	1,854

Realized gains (losses) on investments:
Capital gain distributions	—	643,428	—	3,444
Net realized gains (losses)	(6,082,934)	(3,349,760)	(54,630)	(24,440)

Realized gains (losses)	(6,082,934)	(2,706,332)	(54,630)	(20,996)
Unrealized appreciation (depreciation) during the period	9,426,717	(8,005,491)	107,974	(71,142)

Net increase (decrease) in assets from operations	3,587,734	(10,252,176)	54,550	(90,284)

Changes from principal transactions:
Transfer of net premiums	487,638	1,353,367	29,798	30,320
Transfer on terminations	(8,527,929)	(5,797,178)	(12,677)	(4,155)
Transfer on policy loans	17,671	(807)	—	—
Net interfund transfers	1,127,054	(2,159,696)	(21,747)	154,761

Net increase (decrease) in assets from principal transactions	(6,895,566)	(6,604,314)	(4,626)	180,926

Total increase (decrease) in assets	(3,307,832)	(16,856,490)	49,924	90,642
Assets, beginning of period	16,578,137	33,434,627	139,607	48,965

Assets, end of period	$13,270,305	$16,578,137	$189,531	$139,607

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

32

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Fundamental Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$3,307	$18,616	$12,353	$5,645	$19,612	$7,792

3,307	18,616	12,353	5,645	19,612	7,792

2,500	4,475	—	—	—	—

807	14,141	12,353	5,645	19,612	7,792

—	74,498	—	—	—	1,975
(354,763)	(499,847)	(13,482)	(25)	(24,790)	(17,633)

(354,763)	(425,349)	(13,482)	(25)	(24,790)	(15,658)
436,211	(238,763)	48,872	240	628,577	(107,766)

82,255	(649,971)	47,743	5,860	623,399	(115,632)

18,110	211,962	2,876	—	176,965	50,001
(178,264)	(280,015)	(13,352)	(13,197)	(375,306)	(22,496)
959	(636)	—	—	—	—
(884,125)	1,579,574	147,375	163,990	1,183,613	647,330

(1,043,320)	1,510,885	136,899	150,793	985,272	674,835

(961,065)	860,914	184,642	156,653	1,608,671	559,203
1,505,269	644,355	156,653	—	673,278	114,075

$544,204	$1,505,269	$341,295	$156,653	$2,281,949	$673,278

33

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Value Trust Series 1		Global Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$75,247	$70,400	$12	$4,516

Total Investment Income	75,247	70,400	12	4,516
Expenses:
Mortality and expense risk	36,741	19,703	—	—

Net investment income (loss)	38,506	50,697	12	4,516

Realized gains (losses) on investments:
Capital gain distributions	—	40,908	—	80
Net realized gains (losses)	(1,222,753)	(393,753)	2,307	(9,427)

Realized gains (losses)	(1,222,753)	(352,845)	2,307	(9,347)
Unrealized appreciation (depreciation) during the period	3,250,040	(1,608,758)	30,882	(25,928)

Net increase (decrease) in assets from operations	2,065,793	(1,910,906)	33,201	(30,759)

Changes from principal transactions:
Transfer of net premiums	250,355	320,447	79,426	62,769
Transfer on terminations	(877,167)	(386,352)	(7,805)	(6,566)
Transfer on policy loans	33,762	(41,313)	(604)	—
Net interfund transfers	2,089,969	4,176,335	(167,542)	(9,534)

Net increase (decrease) in assets from principal transactions	1,496,919	4,069,117	(96,525)	46,669

Total increase (decrease) in assets	3,562,712	2,158,211	(63,324)	15,910
Assets, beginning of period	6,384,680	4,226,469	63,324	47,414

Assets, end of period	$9,947,392	$6,384,680	—	$63,324

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

34

Sub-Account
Global Allocation Trust Series 1		Global Bond Trust Series 0		Global Bond Trust Series 1
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$17	$21,212	$804,947	$34,656	$523,740	$34,756

17	21,212	804,947	34,656	523,740	34,756

968	3,700	—	—	16,816	27,117

(951)	17,512	804,947	34,656	506,924	7,639

—	1,212	874,405	—	620,814	—
(158,386)	(391,314)	(665,037)	58,633	(1,003,335)	152,391

(158,386)	(390,102)	209,368	58,633	(382,521)	152,391
138,294	99,624	(121,888)	(485,599)	328,553	(556,309)

(21,043)	(272,966)	892,427	(392,310)	452,956	(396,279)

6,648	35,198	204,575	392,353	329,381	735,063
(40,801)	(161,385)	(517,212)	(186,420)	(2,729,871)	(529,424)
4,957	(29,892)	(3)	(1)	27,819	(6,570)
(244,040)	(1,681,054)	1,128,950	974,532	840,336	(791,618)

(273,236)	(1,837,133)	816,310	1,180,464	(1,532,335)	(592,549)

(294,279)	(2,110,099)	1,708,737	788,154	(1,079,379)	(988,828)
294,279	2,404,378	5,998,144	5,209,990	4,354,555	5,343,383

—	$294,279	$7,706,881	$5,998,144	$3,275,176	$4,354,555

35

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Real Estate Trust Series 0	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (f)
Income:
Dividend income distribution	—	$2,126	$148

Total Investment Income	—	2,126	148
Expenses:
Mortality and expense risk	—	13	6

Net investment income (loss)	—	2,113	142

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(831)	(2,930)	(20)

Realized gains (losses)	(831)	(2,930)	(20)
Unrealized appreciation (depreciation) during the period	—	1,385	(1,385)

Net increase (decrease) in assets from operations	(831)	568	(1,263)

Changes from principal transactions:
Transfer of net premiums	—	126	46
Transfer on terminations	(81)	(157)	(62)
Transfer on policy loans	—	—	—
Net interfund transfers	912	(3,017)	3,759

Net increase (decrease) in assets from principal transactions	831	(3,048)	3,743

Total increase (decrease) in assets	—	(2,480)	2,480
Assets, beginning of period	—	2,480	—

Assets, end of period	—	—	$2,480

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009;

Global Real Estate Trust Series 0 was available in prior year but no activity.

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ag)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

36

Sub-Account
Global Trust Series 0		Global Trust Series 1		Growth & Income Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ag)

$3,732	$7,529	$24,862	$59,845	$7,718

3,732	7,529	24,862	59,845	7,718

—	—	7,696	16,347	—

3,732	7,529	17,166	43,498	7,718

—	—	—	—	—
(89,628)	(79,881)	(841,265)	(717,387)	(261,903)

(89,628)	(79,881)	(841,265)	(717,387)	(261,903)
187,876	(89,812)	1,129,370	(1,047,678)	111,802

101,980	(162,164)	305,271	(1,721,567)	(142,383)

134,432	160,238	95,149	300,054	9,264
(143,348)	(37,388)	(290,366)	(362,486)	(14,638)
—	—	24,516	(50,596)	—
(129,857)	(241,320)	(445,949)	(2,326,846)	(1,527,793)

(138,773)	(118,470)	(616,650)	(2,439,874)	(1,533,167)

(36,793)	(280,634)	(311,379)	(4,161,441)	(1,675,550)
273,952	554,586	2,096,612	6,258,053	1,675,550

$237,159	$273,952	$1,785,233	$2,096,612	—

37

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	13,359	23,986

Net investment income (loss)	—	—	(13,359)	(23,986)

Realized gains (losses) on investments:
Capital gain distributions	8,520	8,430	28,687	127,861
Net realized gains (losses)	(47,569)	(80,639)	(859,822)	(979,520)

Realized gains (losses)	(39,049)	(72,209)	(831,135)	(851,659)
Unrealized appreciation (depreciation) during the period	239,654	(122,805)	1,214,462	(863,853)

Net increase (decrease) in assets from operations	200,605	(195,014)	369,968	(1,739,498)

Changes from principal transactions:
Transfer of net premiums	123,281	174,322	140,520	517,247
Transfer on terminations	(219,669)	(17,777)	(563,152)	(602,575)
Transfer on policy loans	(3)	(1)	3,196	(5,039)
Net interfund transfers	86,968	335,626	(1,890,093)	650,182

Net increase (decrease) in assets from principal transactions	(9,423)	492,170	(2,309,529)	559,815

Total increase (decrease) in assets	191,182	297,156	(1,939,561)	(1,179,683)
Assets, beginning of period	495,670	198,514	3,897,285	5,076,968

Assets, end of period	$686,852	$495,670	$1,957,724	$3,897,285

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

38

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		Income & Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08

$163,536	$86,888	$427,721	$489,569	$309	$4,822

163,536	86,888	427,721	489,569	309	4,822

—	—	19,038	30,385	—	—

163,536	86,888	408,683	459,184	309	4,822

—	—	—	—	—	3,544
(157,625)	(168,125)	(1,239,309)	(1,401,708)	(64,753)	(28,305)

(157,625)	(168,125)	(1,239,309)	(1,401,708)	(64,753)	(24,761)
524,580	(240,999)	2,320,540	(1,272,764)	62,061	(36,403)

530,491	(322,236)	1,489,914	(2,215,288)	(2,383)	(56,342)

74,857	159,846	55,569	344,372	10,210	40,256
(189,595)	(85,661)	(494,249)	(1,066,548)	(4,447)	(29,103)
(124)	—	3,950	37,019	—	—
745,569	195,350	(409,586)	(1,646,371)	(121,533)	(50,719)

630,707	269,535	(844,316)	(2,331,528)	(115,770)	(39,566)

1,161,198	(52,701)	645,598	(4,546,816)	(118,153)	(95,908)
709,188	761,889	3,740,054	8,286,870	118,153	214,061

$1,870,386	$709,188	$4,385,652	$3,740,054	—	$118,153

39

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 1		International Core Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$31,620	$445,537	$7,300	$14,208

Total Investment Income	31,620	445,537	7,300	14,208
Expenses:
Mortality and expense risk	20,817	92,225	—	—

Net investment income (loss)	10,803	353,312	7,300	14,208

Realized gains (losses) on investments:
Capital gain distributions	—	333,032	6,408	2,813
Net realized gains (losses)	(4,669,811)	(1,110,614)	(68,086)	(68,208)

Realized gains (losses)	(4,669,811)	(777,582)	(61,678)	(65,395)
Unrealized appreciation (depreciation) during the period	4,493,900	(4,742,168)	99,956	(69,313)

Net increase (decrease) in assets from operations	(165,108)	(5,166,438)	45,578	(120,500)

Changes from principal transactions:
Transfer of net premiums	318,719	1,136,690	41,853	83,123
Transfer on terminations	(882,178)	(2,844,530)	(79,440)	(24,158)
Transfer on policy loans	45,269	(48,525)	(124)	(138)
Net interfund transfers	(10,124,106)	(674,040)	215,059	41,706

Net increase (decrease) in assets from principal transactions	(10,642,296)	(2,430,405)	177,348	100,533

Total increase (decrease) in assets	(10,807,404)	(7,596,843)	222,926	(19,967)
Assets, beginning of period	10,807,404	18,404,247	204,797	224,764

Assets, end of period	—	$10,807,404	$427,723	$204,797

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

40

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$101,271	$371,994	$377,848	$116,762	$218,455	$120,462

101,271	371,994	377,848	116,762	218,455	120,462

23,881	42,859	11,921	19,387	—	—

77,390	329,135	365,927	97,375	218,455	120,462

122,012	116,627	—	34,426	94,984	27,377
(1,785,094)	(781,739)	(1,534,652)	(450,390)	(1,134,219)	(505,352)

(1,663,082)	(665,112)	(1,534,652)	(415,964)	(1,039,235)	(477,975)
2,127,900	(3,625,015)	2,083,978	(2,649,586)	2,674,695	(1,769,487)

542,208	(3,960,992)	915,253	(2,968,175)	1,853,915	(2,127,000)

155,138	477,425	68,993	278,455	1,769,191	1,594,209
(610,733)	(790,943)	(418,973)	(530,249)	(662,356)	(263,749)
6,822	12,764	(1,619)	17,181	(142)	(129)
(482,477)	(1,266,802)	(882,753)	2,725,506	997,045	2,248,905

(931,250)	(1,567,556)	(1,234,352)	2,490,893	2,103,738	3,579,236

(389,042)	(5,528,548)	(319,099)	(477,282)	3,957,653	1,452,236
4,958,400	10,486,948	3,585,626	4,062,908	3,104,506	1,652,270

$4,569,358	$4,958,400	$3,266,527	$3,585,626	$7,062,159	$3,104,506

41

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$34,205	$42,977	$7,141	$37,849

Total Investment Income	34,205	42,977	7,141	37,849
Expenses:
Mortality and expense risk	—	—	4,619	12,907

Net investment income (loss)	34,205	42,977	2,522	24,942

Realized gains (losses) on investments:
Capital gain distributions	—	123,042	—	132,998
Net realized gains (losses)	(1,015,016)	(398,997)	(1,082,674)	(1,142,289)

Realized gains (losses)	(1,015,016)	(275,955)	(1,082,674)	(1,009,291)
Unrealized appreciation (depreciation) during the period	1,804,078	(1,587,994)	1,350,989	(1,194,932)

Net increase (decrease) in assets from operations	823,267	(1,820,972)	270,837	(2,179,281)

Changes from principal transactions:
Transfer of net premiums	164,967	296,589	91,236	450,136
Transfer on terminations	(112,251)	(50,097)	(153,042)	(253,252)
Transfer on policy loans	(2)	(1)	—	17,145
Net interfund transfers	753,265	1,632,299	(1,217,136)	464,699

Net increase (decrease) in assets from principal transactions	805,979	1,878,790	(1,278,942)	678,728

Total increase (decrease) in assets	1,629,246	57,818	(1,008,105)	(1,500,553)
Assets, beginning of period	2,097,481	2,039,663	1,795,448	3,296,001

Assets, end of period	$3,726,727	$2,097,481	$787,343	$1,795,448

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

42

Sub-Account
International Small Cap Trust Series 0		International Small Cap Trust Series 1		International Small Company Trust Series 0
Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (al)

$10,174	$13,225	$48,703	$169,272	$2,886

10,174	13,225	48,703	169,272	2,886

—	—	10,377	27,370	—

10,174	13,225	38,326	141,902	2,886

83,770	5,521	775,098	92,346	—
(129,286)	(213,551)	(3,096,498)	(2,569,719)	(5,633)

(45,516)	(208,030)	(2,321,400)	(2,477,373)	(5,633)
270,273	(125,153)	3,391,381	(1,985,032)	(8,336)

234,931	(319,958)	1,108,307	(4,320,503)	(11,083)

175,590	184,067	171,057	798,750	13,584
(361,881)	(21,154)	(1,711,937)	(737,947)	(2,243)
—	(1)	5,939	17,022	—
(354,480)	(219,485)	(3,136,225)	(1,499,185)	372,116

(540,771)	(56,573)	(4,671,166)	(1,421,360)	383,457

(305,840)	(376,531)	(3,562,859)	(5,741,863)	372,374
305,840	682,371	3,562,859	9,304,722	—

—	$305,840	—	$3,562,859	$372,374

43

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 1	International Value Trust Series 0
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$20,124	$26,497	$31,720

Total Investment Income	20,124	26,497	31,720
Expenses:
Mortality and expense risk	1,627	—	—

Net investment income (loss)	18,497	26,497	31,720

Realized gains (losses) on investments:
Capital gain distributions	—	47,592	17,558
Net realized gains (losses)	(2,451)	(252,164)	(112,494)

Realized gains (losses)	(2,451)	(204,572)	(94,936)
Unrealized appreciation (depreciation) during the period	(57,823)	524,540	(315,609)

Net increase (decrease) in assets from operations	(41,777)	346,465	(378,825)

Changes from principal transactions:
Transfer of net premiums	12,642	253,481	247,040
Transfer on terminations	(47,638)	(295,470)	(108,664)
Transfer on policy loans	38	(11)	(2)
Net interfund transfers	2,583,833	445,000	721,157

Net increase (decrease) in assets from principal transactions	2,548,875	403,000	859,531

Total increase (decrease) in assets	2,507,098	749,465	480,706
Assets, beginning of period	—	619,413	138,707

Assets, end of period	$2,507,098	$1,368,878	$619,413

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

44

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$200,854	$606,848	$12,438	$20,476	$261,180	$436,179

200,854	606,848	12,438	20,476	261,180	436,179

43,349	87,565	—	—	32,664	39,157

157,505	519,283	12,438	20,476	228,516	397,022

517,178	635,098	—	—	—	—
(4,998,187)	(5,906,580)	(1,309)	(16,585)	(226,020)	(188,580)

(4,481,009)	(5,271,482)	(1,309)	(16,585)	(226,020)	(188,580)
7,070,226	(6,425,766)	28,123	(14,739)	568,082	(346,375)

2,746,722	(11,177,965)	39,252	(10,848)	570,578	(137,933)

622,775	1,611,605	39,453	108,452	205,021	440,697
(4,726,830)	(6,407,498)	(95,156)	(33,975)	(1,002,777)	(1,024,407)
3,972	277	—	—	55,725	(149)
193,010	(4,803,200)	33,734	(49,601)	(653,117)	(1,122,030)

(3,907,073)	(9,598,816)	(21,969)	24,876	(1,395,148)	(1,705,889)

(1,160,351)	(20,776,781)	17,283	14,028	(824,570)	(1,843,822)
11,386,567	32,163,348	253,456	239,428	6,251,474	8,095,296

$10,226,216	$11,386,567	$270,739	$253,456	$5,426,904	$6,251,474

45

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 0		Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,693	$1,441	$38,921	$60,664

Total Investment Income	2,693	1,441	38,921	60,664
Expenses:
Mortality and expense risk	—	—	12,279	20,407

Net investment income (loss)	2,693	1,441	26,642	40,257

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(5,507)	(6,219)	(1,152,149)	(345,781)

Realized gains (losses)	(5,507)	(6,219)	(1,152,149)	(345,781)
Unrealized appreciation (depreciation) during the period	32,740	(26,214)	1,657,738	(1,545,292)

Net increase (decrease) in assets from operations	29,926	(30,992)	532,231	(1,850,816)

Changes from principal transactions:
Transfer of net premiums	13,539	19,734	145,432	373,096
Transfer on terminations	(59,497)	(1,953)	(289,839)	(374,547)
Transfer on policy loans	(5)	(3)	2,888	1,054
Net interfund transfers	218,442	37,365	(1,149,542)	20,108

Net increase (decrease) in assets from principal transactions	172,479	55,143	(1,291,061)	19,711

Total increase (decrease) in assets	202,405	24,151	(758,830)	(1,831,105)
Assets, beginning of period	70,272	46,121	3,019,835	4,850,940

Assets, end of period	$272,677	$70,272	$2,261,005	$3,019,835

See accompanying notes.

46

Sub-Account
Large Cap Value Trust Series 0		Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$8,524	$8,727	$38,292	$106,359	$29,940	$42,867

8,524	8,727	38,292	106,359	29,940	42,867

—	—	12,513	25,167	—	—

8,524	8,727	25,779	81,192	29,940	42,867

—	—	—	—	—	160,655
(68,464)	(31,194)	(1,840,058)	(771,508)	(591,140)	(107,631)

(68,464)	(31,194)	(1,840,058)	(771,508)	(591,140)	53,024
129,696	(68,474)	1,991,508	(1,906,843)	1,460,251	(1,007,372)

69,756	(90,941)	177,229	(2,597,159)	899,051	(911,481)

178,565	93,133	118,118	569,678	1,309,290	907,511
(87,211)	(61,114)	(606,379)	(1,138,241)	(647,350)	(103,762)
(563)	(2)	(682)	16,671	(185,552)	—
(85,077)	363,677	(2,421,739)	(995,058)	77,514	1,148,891

5,714	395,694	(2,910,682)	(1,546,950)	553,902	1,952,640

75,470	304,753	(2,733,453)	(4,144,109)	1,452,953	1,041,159
478,069	173,316	5,314,642	9,458,751	1,753,973	712,814

$553,539	$478,069	$2,581,189	$5,314,642	$3,206,926	$1,753,973

47

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$61,098	$155,172	$212,529	$123,077

Total Investment Income	61,098	155,172	212,529	123,077
Expenses:
Mortality and expense risk	32,796	44,751	—	—

Net investment income (loss)	28,302	110,421	212,529	123,077

Realized gains (losses) on investments:
Capital gain distributions	—	1,004,823	3,328	113,776
Net realized gains (losses)	(3,684,544)	(1,859,170)	(518,405)	(414,181)

Realized gains (losses)	(3,684,544)	(854,347)	(515,077)	(300,405)
Unrealized appreciation (depreciation) during the period	5,603,273	(3,569,085)	1,510,684	(960,860)

Net increase (decrease) in assets from operations	1,947,031	(4,313,011)	1,208,136	(1,138,188)

Changes from principal transactions:
Transfer of net premiums	116,867	345,348	2,777,408	1,293,251
Transfer on terminations	(792,162)	(350,783)	(624,041)	(401,351)
Transfer on policy loans	(1,080)	(667)	(30,539)	—
Net interfund transfers	517,333	(1,257,126)	(2,040,347)	490,240

Net increase (decrease) in assets from principal transactions	(159,042)	(1,263,228)	82,481	1,382,140

Total increase (decrease) in assets	1,787,989	(5,576,239)	1,290,617	243,952
Assets, beginning of period	4,954,739	10,530,978	3,128,937	2,884,985

Assets, end of period	$6,742,728	$4,954,739	$4,419,554	$3,128,937

See accompanying notes.

48

Sub-Account
Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$354,113	$373,924	$60,395	$16,284	$90,429	$166,377

354,113	373,924	60,395	16,284	90,429	166,377

43,333	60,419	—	—	11,061	22,696

310,780	313,505	60,395	16,284	79,368	143,681

5,819	505,439	1,596	546	5,783	122,025
(3,328,730)	(524,701)	2,973	(4,162)	(524,887)	(302,006)

(3,322,911)	(19,262)	4,569	(3,616)	(519,104)	(179,981)
5,107,895	(4,415,987)	82,778	(20,243)	788,327	(643,601)

2,095,764	(4,121,744)	147,742	(7,575)	348,591	(679,901)

194,829	461,831	459,332	98,256	94,787	302,445
(1,105,882)	(880,448)	(96,103)	(11,803)	(276,063)	(133,579)
(30,906)	(12,551)	—	—	(141)	(131)
(871,043)	203,974	361,633	232,822	(1,933,995)	(2,836,453)

(1,813,002)	(227,194)	724,862	319,275	(2,115,412)	(2,667,718)

282,762	(4,348,938)	872,604	311,700	(1,766,821)	(3,347,619)
8,730,517	13,079,455	344,025	32,325	3,567,617	6,915,236

$9,013,279	$8,730,517	$1,216,629	$344,025	$1,800,796	$3,567,617

49

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$245,625	$150,390	$335,484	$331,099

Total Investment Income	245,625	150,390	335,484	331,099
Expenses:
Mortality and expense risk	—	—	54,324	68,334

Net investment income (loss)	245,625	150,390	281,160	262,765

Realized gains (losses) on investments:
Capital gain distributions	—	198,473	—	636,456
Net realized gains (losses)	(693,757)	(419,653)	(3,909,176)	(147,566)

Realized gains (losses)	(693,757)	(221,180)	(3,909,176)	488,890
Unrealized appreciation (depreciation) during the period	2,225,927	(1,890,829)	6,467,161	(6,105,131)

Net increase (decrease) in assets from operations	1,777,795	(1,961,619)	2,839,145	(5,353,476)

Changes from principal transactions:
Transfer of net premiums	2,191,522	2,297,734	326,373	562,539
Transfer on terminations	(767,364)	(688,540)	(1,081,404)	(746,921)
Transfer on policy loans	47,698	(56,539)	(39,893)	(47,981)
Net interfund transfers	878,005	857,964	(6,814)	762,249

Net increase (decrease) in assets from principal transactions	2,349,861	2,410,619	(801,738)	529,886

Total increase (decrease) in assets	4,127,656	449,000	2,037,407	(4,823,590)
Assets, beginning of period	4,299,878	3,850,878	9,400,374	14,223,964

Assets, end of period	$8,427,534	$4,299,878	$11,437,781	$9,400,374

(aa)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

50

Sub-Account
Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1		Managed Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (aa)

$183,282	$58,876	$95,971	$83,687	$325

183,282	58,876	95,971	83,687	325

—	—	9,850	10,646	—

183,282	58,876	86,121	73,041	325

—	7,811	—	43,424	339
(85,836)	(55,215)	(314,847)	(189,557)	(16,447)

(85,836)	(47,404)	(314,847)	(146,133)	(16,108)
356,025	(326,532)	636,774	(534,675)	4,019

453,471	(315,060)	408,048	(607,767)	(11,764)

1,240,599	249,854	69,532	746,538	44,691
(332,820)	(96,772)	(189,490)	(206,917)	(39,139)
—	—	(5,620)	4,689	(12,774)
711,039	919,342	246,802	(722,820)	(52,759)

1,618,818	1,072,424	121,224	(178,510)	(59,981)

2,072,289	757,364	529,272	(786,277)	(71,745)
1,205,627	448,263	1,708,801	2,495,078	71,745

$3,277,916	$1,205,627	$2,238,073	$1,708,801	—

51

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$15,431	$13,315	$93,956	$181,876

Total Investment Income	15,431	13,315	93,956	181,876
Expenses:
Mortality and expense risk	—	—	41,734	84,648

Net investment income (loss)	15,431	13,315	52,222	97,228

Realized gains (losses) on investments:
Capital gain distributions	17,925	29,163	147,604	578,565
Net realized gains (losses)	(403,221)	(131,065)	(4,882,606)	(3,028,336)

Realized gains (losses)	(385,296)	(101,902)	(4,735,002)	(2,449,771)
Unrealized appreciation (depreciation) during the period	842,085	(427,921)	7,312,164	(5,596,709)

Net increase (decrease) in assets from operations	472,220	(516,508)	2,629,384	(7,949,252)

Changes from principal transactions:
Transfer of net premiums	410,829	452,505	193,942	393,934
Transfer on terminations	(301,298)	(106,769)	(819,007)	(1,167,360)
Transfer on policy loans	—	—	(60)	(325)
Net interfund transfers	199,752	110,043	(3,606,732)	(6,539,104)

Net increase (decrease) in assets from principal transactions	309,283	455,779	(4,231,857)	(7,312,855)

Total increase (decrease) in assets	781,503	(60,729)	(1,602,473)	(15,262,107)
Assets, beginning of period	1,006,767	1,067,496	12,037,182	27,299,289

Assets, end of period	$1,788,270	$1,006,767	$10,434,709	$12,037,182

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

Mid Cap Intersection Trust Series 1 had no current year activity.

(g)	Fund available in prior year but no activity.

See accompanying notes.

52

Sub-Account
Mid Cap Intersection Trust Series 0		Mid Cap Intersection Trust Series 1		Mid Cap Stock Trust Series 0
Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$251	$86	—	—	—	—

251	86	—	—	—	—

—	—	—	6	—	—

251	86	—	(6)	—	—

—	—	—	—	—	48,806
(5,795)	(413)	—	(250)	(613,068)	(452,256)

(5,795)	(413)	—	(250)	(613,068)	(403,450)
14,843	(14,843)	—	60	1,321,470	(728,431)

9,299	(15,170)	—	(196)	708,402	(1,131,881)

1,093	8,430	—	652	304,352	364,593
(22,916)	(636)	—	(1,493)	(233,980)	(161,062)
—	—	—	1	(1,762)	—
(16,149)	36,049	—	—	1,225,553	1,159,352

(37,972)	43,843	—	(840)	1,294,163	1,362,883

(28,673)	28,673	—	(1,036)	2,002,565	231,002
28,673	—	—	1,036	1,681,202	1,450,200

—	$28,673	—	—	$3,683,767	$1,681,202

53

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	$9,185	$16,196

Total Investment Income	—	—	9,185	16,196
Expenses:
Mortality and expense risk	32,039	56,538	—	—

Net investment income (loss)	(32,039)	(56,538)	9,185	16,196

Realized gains (losses) on investments:
Capital gain distributions	—	332,867	—	25,923
Net realized gains (losses)	(3,942,345)	(2,299,470)	60,926	(403,037)

Realized gains (losses)	(3,942,345)	(1,966,603)	60,926	(377,114)
Unrealized appreciation (depreciation) during the period	5,466,770	(5,189,302)	(62,052)	139,731

Net increase (decrease) in assets from operations	1,492,386	(7,212,443)	8,059	(221,187)

Changes from principal transactions:
Transfer of net premiums	297,066	814,729	37,084	187,886
Transfer on terminations	(5,054,939)	(1,670,118)	(19,466)	(105,284)
Transfer on policy loans	6,857	(28,835)	—	—
Net interfund transfers	540,302	1,984,022	(1,289,516)	1,036,993

Net increase (decrease) in assets from principal transactions	(4,210,714)	1,099,798	(1,271,898)	1,119,595

Total increase (decrease) in assets	(2,718,328)	(6,112,645)	(1,263,839)	898,408
Assets, beginning of period	9,024,765	15,137,410	1,263,839	365,431

Assets, end of period	$6,306,437	$9,024,765	—	$1,263,839

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

54

Sub-Account
Mid Cap Value Trust Series 1		Mid Value Trust Series 0		Mid Value Trust Series 1
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (g)

$41,195	$138,264	$27,989	$30,592	$20,429

41,195	138,264	27,989	30,592	20,429

5,944	36,038	—	—	13,293

35,251	102,226	27,989	30,592	7,136

—	350,374	—	54,816	—
(3,291,919)	(3,535,003)	241,080	(1,521,744)	103,867

(3,291,919)	(3,184,629)	241,080	(1,466,928)	103,867
3,360,185	(781,238)	1,243,646	502,549	988,112

103,517	(3,863,641)	1,512,715	(933,787)	1,099,115

30,731	511,710	301,613	254,364	257,809
(518,590)	(1,956,587)	(311,246)	(40,440)	(172,851)
3,028	6,205	(5)	(2)	8,084
(5,936,526)	(200,094)	2,579,019	(471,464)	3,717,162

(6,421,357)	(1,638,766)	2,569,381	(257,542)	3,810,204

(6,317,840)	(5,502,407)	4,082,096	(1,191,329)	4,909,319
6,317,840	11,820,247	1,201,290	2,392,619	—

—	$6,317,840	$5,283,386	$1,201,290	$4,909,319

55

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B Series 0		Money Market Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$275,980	$595,697	$190,782	$1,541,266

Total Investment Income	275,980	595,697	190,782	1,541,266
Expenses:
Mortality and expense risk	—	—	421,836	461,520

Net investment income (loss)	275,980	595,697	(231,054)	1,079,746

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	—	—	—	—

Realized gains (losses)	—	—	—	—
Unrealized appreciation (depreciation) during the period	—	—	0	—

Net increase (decrease) in assets from operations	275,980	595,697	(231,054)	1,079,746

Changes from principal transactions:
Transfer of net premiums	47,582,393	88,775,784	2,137,204	4,779,155
Transfer on terminations	(5,037,897)	(2,288,470)	(41,260,508)	(12,971,809)
Transfer on policy loans	(2,168,464)	(3,470,116)	297,294	(701,889)
Net interfund transfers	(66,377,209)	(35,667,136)	(26,374,219)	25,295,542

Net increase (decrease) in assets from principal transactions	(26,001,177)	47,350,062	(65,200,229)	16,400,999

Total increase (decrease) in assets	(25,725,197)	47,945,759	(65,431,283)	17,480,745
Assets, beginning of period	70,653,639	22,707,880	101,314,436	83,833,691

Assets, end of period	$44,928,442	$70,653,639	$35,883,153	$101,314,436

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

See accompanying notes.

56

Sub-Account
Natural Resources Trust Series 0		Natural Resources Trust Series 1		Optimized All Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)

$14,511	$8,151	$54,721	$84,231	$2,093	$9,092

14,511	8,151	54,721	84,231	2,093	9,092

—	—	25,679	61,973	—	—

14,511	8,151	29,042	22,258	2,093	9,092

367,457	37,955	2,133,153	443,615	—	—
(512,151)	(464,414)	(5,287,439)	(7,238,796)	(445,985)	(93,242)

(144,694)	(426,459)	(3,154,286)	(6,795,181)	(445,985)	(93,242)
724,384	(295,921)	5,579,231	(3,239,855)	447,848	(413,306)

594,201	(714,229)	2,453,987	(10,012,778)	3,956	(497,456)

261,045	433,289	302,444	2,409,070	69,987	194,057
(596,135)	(58,491)	(4,417,470)	(677,255)	(24,831)	(31,740)
(264)	(119)	10,533	10,775	(1)	(1)
1,137,723	215,540	452,805	611,842	(566,403)	997,791

802,369	590,219	(3,651,688)	2,354,432	(521,248)	1,160,107

1,396,570	(124,010)	(1,197,701)	(7,658,346)	(517,292)	662,651
690,422	814,432	6,450,461	14,108,807	703,064	40,413

$2,086,992	$690,422	$5,252,760	$6,450,461	$185,772	$703,064

57

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)
Income:
Dividend income distribution	$1,113	$706	$1,822	$945

Total Investment Income	1,113	706	1,822	945
Expenses:
Mortality and expense risk	339	329	—	—

Net investment income (loss)	774	377	1,822	945

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(34,930)	(10,406)	(10,022)	(12,034)

Realized gains (losses)	(34,930)	(10,406)	(10,022)	(12,034)
Unrealized appreciation (depreciation) during the period	46,113	(30,216)	29,171	(8,404)

Net increase (decrease) in assets from operations	11,957	(40,245)	20,971	(19,493)

Changes from principal transactions:
Transfer of net premiums	25,811	28,253	31,556	23,745
Transfer on terminations	(4,697)	(2,672)	(10,975)	(8,793)
Transfer on policy loans	—	16,575	—	—
Net interfund transfers	7,374	52,896	34,037	(16,516)

Net increase (decrease) in assets from principal transactions	28,488	95,052	54,618	(1,564)

Total increase (decrease) in assets	40,445	54,807	75,589	(21,057)
Assets, beginning of period	56,007	1,200	25,545	46,602

Assets, end of period	$96,452	$56,007	$101,134	$25,545

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

58

Sub-Account
Optimized Value Trust Series 1		Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4	$47	$44,386	$53,837	$5,812	$11,334

4	47	44,386	53,837	5,812	11,334

20	505	—	—	—	—

(16)	(458)	44,386	53,837	5,812	11,334

—	—	—	160,265	—	19,103
(3,555)	(95,514)	(541,849)	(464,275)	(90,332)	(294,898)

(3,555)	(95,514)	(541,849)	(304,010)	(90,332)	(275,795)
400	48,112	1,052,638	(1,082,889)	312,129	(122,460)

(3,171)	(47,860)	555,175	(1,333,062)	227,609	(386,921)

—	1,616	75,026	354,797	75,098	265,653
(5,471)	(143,490)	(221,384)	(112,294)	(249,899)	(37,438)
—	—	—	—	(130)	(128)
8,116	(348,827)	201,074	(27,319)	(22,207)	226,738

2,645	(490,701)	54,716	215,184	(197,138)	454,825

(526)	(538,561)	609,891	(1,117,878)	30,471	67,904
538	539,099	1,831,075	2,948,953	467,715	399,811

$12	$538	$2,440,966	$1,831,075	$498,186	$467,715

59

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (k)
Income:
Dividend income distribution	$23,781	$113,465	$39

Total Investment Income	23,781	113,465	39
Expenses:
Mortality and expense risk	13,114	32,487	—

Net investment income (loss)	10,667	80,978	39

Realized gains (losses) on investments:
Capital gain distributions	—	188,653	76
Net realized gains (losses)	(2,020,866)	(1,668,533)	(16,720)

Realized gains (losses)	(2,020,866)	(1,479,880)	(16,644)
Unrealized appreciation (depreciation) during the period	2,587,393	(2,028,002)	14,838

Net increase (decrease) in assets from operations	577,194	(3,426,904)	(1,767)

Changes from principal transactions:
Transfer of net premiums	125,040	571,243	5,610
Transfer on terminations	(530,627)	(630,146)	(790)
Transfer on policy loans	7,208	37,397	-
Net interfund transfers	(2,308,336)	102,405	(72,850)

Net increase (decrease) in assets from principal transactions	(2,706,715)	80,899	(68,030)

Total increase (decrease) in assets	(2,129,521)	(3,346,005)	(69,797)
Assets, beginning of period	4,554,939	7,900,944	69,797

Assets, end of period	$2,425,418	$4,554,939	—

(k)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

60

Sub-Account
Quantitative Mid Cap Trust Series 1	Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/08 (k)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$18	$143,485	$179,348	$351,967	$670,704

18	143,485	179,348	351,967	670,704

66	—	—	57,889	114,257

(48)	143,485	179,348	294,078	556,447

42	—	72,992	—	309,753
(9,751)	(626,012)	(4,843,758)	(5,701,541)	(8,785,091)

(9,709)	(626,012)	(4,770,766)	(5,701,541)	(8,475,338)
8,533	1,765,397	2,593,768	7,925,504	(1,153,762)

(1,224)	1,282,870	(1,997,650)	2,518,041	(9,072,653)

6,408	523,248	667,396	478,732	1,225,539
(4,349)	(310,507)	(476,369)	(3,395,698)	(3,789,885)
(1)	(6)	(3)	148,587	(80,878)
(44,732)	560,131	339,776	(280,997)	(2,817,895)

(42,674)	772,866	530,800	(3,049,376)	(5,463,119)

(43,898)	2,055,736	(1,466,850)	(531,335)	(14,535,772)
43,898	3,491,635	4,958,485	12,770,010	27,305,782

—	$5,547,371	$3,491,635	$12,238,675	$12,770,010

61

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$258,791	$4,110	$372,364	$35,006

Total Investment Income	258,791	4,110	372,364	35,006
Expenses:
Mortality and expense risk	—	—	18,637	29,430

Net investment income (loss)	258,791	4,110	353,727	5,576

Realized gains (losses) on investments:
Capital gain distributions	123,700	17,148	259,321	148,162
Net realized gains (losses)	(89,915)	(34,641)	(574,022)	(385,167)

Realized gains (losses)	33,785	(17,493)	(314,701)	(237,005)
Unrealized appreciation (depreciation) during the period	161,340	(113,365)	628,212	(785,132)

Net increase (decrease) in assets from operations	453,916	(126,748)	667,238	(1,016,561)

Changes from principal transactions:
Transfer of net premiums	151,782	194,874	89,987	453,306
Transfer on terminations	(152,285)	(34,406)	(1,813,255)	(245,717)
Transfer on policy loans	(723)	—	21,600	(14,792)
Net interfund transfers	2,406,357	706,799	(167,780)	484,940

Net increase (decrease) in assets from principal transactions	2,405,131	867,267	(1,869,448)	677,737

Total increase (decrease) in assets	2,859,047	740,519	(1,202,210)	(338,824)
Assets, beginning of period	900,310	159,791	5,236,778	5,575,602

Assets, end of period	$3,759,357	$900,310	$4,034,568	$5,236,778

See accompanying notes.

62

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short-Term Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$15,559	$6,460

—	—	—	—	15,559	6,460

—	—	$24,651	39,564	—	—

—	—	$(24,651)	(39,564)	15,559	6,460

—	—	—	—	—	—
120,281	(223,586)	$(1,034,097)	(361,242)	2,319	(13,931)

120,281	(223,586)	$(1,034,097)	(361,242)	2,319	(13,931)
271,187	(109,840)	$3,378,527	(4,512,146)	33,216	(2,373)

391,468	(333,426)	$2,319,779	(4,912,952)	51,094	(9,844)

124,438	239,383	$131,439	596,828	51,727	18,830
(287,230)	(40,060)	$(584,007)	(948,897)	(18,217)	(7,408)
(20,856)	—	$3,060	37,258	(4)	(2)
91,674	173,435	$(1,371,927)	(2,197,400)	176,285	(38,181)

(91,974)	372,758	$(1,821,435)	(2,512,211)	209,791	(26,761)

299,494	39,332	$498,344	(7,425,163)	260,885	(36,605)
485,962	446,630	$5,102,005	12,527,168	72,706	109,311

$785,456	$485,962	$5,600,349	$5,102,005	$333,591	$72,706

63

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	1,628	169

Net investment income (loss)	—	—	(1,628)	(169)

Realized gains (losses) on investments:
Capital gain distributions	—	41,492	—	—
Net realized gains (losses)	(749,882)	(942,518)	104,443	(14,959)

Realized gains (losses)	(749,882)	(901,026)	104,443	(14,959)
Unrealized appreciation (depreciation) during the period	1,605,777	(593,608)	84,936	382

Net increase (decrease) in assets from operations	855,895	(1,494,634)	187,751	(14,746)

Changes from principal transactions:
Transfer of net premiums	239,996	477,181	2,238	2,345
Transfer on terminations	(367,947)	(102,007)	(742,104)	(1,965)
Transfer on policy loans	(7)	(3)	(294)	—
Net interfund transfers	563,651	(13,702)	834,068	82,898

Net increase (decrease) in assets from principal transactions	435,693	361,469	93,908	83,278

Total increase (decrease) in assets	1,291,588	(1,133,165)	281,659	68,532
Assets, beginning of period	2,293,376	3,426,541	68,532	—

Assets, end of period	$3,584,964	$2,293,376	$350,191	$68,532

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

64

Sub-Account
Small Cap Index Trust Series 0		Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,456	$7,095	$16,217	$53,749	—	$851

9,456	7,095	16,217	53,749	—	851

—	—	10,712	20,216	—	—

9,456	7,095	5,505	33,533	—	851

21,645	4,213	99,631	45,538	—	1,021
(87,627)	(117,695)	(1,425,949)	(782,862)	(1,353)	(14,724)

(65,982)	(113,482)	(1,326,318)	(737,324)	(1,353)	(13,703)
353,195	(94,820)	1,718,258	(1,103,436)	19,476	(5,647)

296,669	(201,207)	397,445	(1,807,227)	18,123	(18,499)

306,517	188,199	99,785	401,504	11,585	23,270
(199,506)	(81,757)	(3,825,710)	(1,071,308)	(12,797)	(3,482)
(250)	—	(566)	676	—	—
460,667	129,075	2,405,705	(789,058)	19,193	(17,368)

567,428	235,517	(1,320,786)	(1,458,186)	17,981	2,420

864,097	34,310	(923,341)	(3,265,413)	36,104	(16,079)
425,740	391,430	2,975,902	6,241,315	26,117	42,196

$1,289,837	$425,740	$2,052,561	$2,975,902	$62,221	$26,117

65

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ab)
Income:
Dividend income distribution	—	$39,286	$1

Total Investment Income	—	39,286	1
Expenses:
Mortality and expense risk	4,367	8,263	—

Net investment income (loss)	(4,367)	31,023	1

Realized gains (losses) on investments:
Capital gain distributions	—	71,800	129
Net realized gains (losses)	(535,793)	(735,076)	(58,485)

Realized gains (losses)	(535,793)	(663,276)	(58,356)
Unrealized appreciation (depreciation) during the period	682,931	(212,545)	3,773

Net increase (decrease) in assets from operations	142,771	(844,798)	(54,582)

Changes from principal transactions:
Transfer of net premiums	32,222	239,870	4,051
Transfer on terminations	(109,726)	(377,386)	(7,241)
Transfer on policy loans	1,299	23,329	—
Net interfund transfers	80,639	(1,537,447)	40,388

Net increase (decrease) in assets from principal transactions	4,434	(1,651,634)	37,198

Total increase (decrease) in assets	147,205	(2,496,432)	(17,384)
Assets, beginning of period	775,813	3,272,245	17,384

Assets, end of period	$923,018	$775,813	—

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

66

Sub-Account
Small Cap Trust Series 1	Small Cap Value Trust Series 0		Small Cap Value Trust Series 1
Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$30	$26,956	$45,198	$1,283	$7,381

30	26,956	45,198	1,283	7,381

1,025	—	—	1,257	1,740

(995)	26,956	45,198	26	5,641

5,061	—	10,773	—	1,169
(145,312)	(608,542)	(1,347,859)	(173,727)	(113,213)

(140,251)	(608,542)	(1,337,086)	(173,727)	(112,044)
25,794	1,539,031	294,389	155,901	(93,464)

(115,452)	957,445	(997,499)	(17,800)	(199,867)

5,462	268,816	48,637	1,430	2,966
(12,607)	(119,676)	(97,813)	(36,244)	(6,165)
(31,985)	(337)	(3)	—	—
44,586	758,747	195,420	(221,147)	776,343

5,456	907,550	146,241	(255,961)	773,144

(109,996)	1,864,995	(851,258)	(273,761)	573,277
109,996	2,658,179	3,509,437	582,478	9,201

—	$4,523,174	$2,658,179	$308,717	$582,478

67

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust Series 1		Small Company Value Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$18	—	$3,222	$9,122

Total Investment Income	18	—	3,222	9,122
Expenses:
Mortality and expense risk	404	4,303	—	—

Net investment income (loss)	(386)	(4,303)	3,222	9,122

Realized gains (losses) on investments:
Capital gain distributions	—	1,544	102,978	19,504
Net realized gains (losses)	(863,251)	(62,270)	(331,552)	(144,308)

Realized gains (losses)	(863,251)	(60,726)	(228,574)	(124,804)
Unrealized appreciation (depreciation) during the period	852,401	(573,000)	442,517	(207,919)

Net increase (decrease) in assets from operations	(11,236)	(638,029)	217,165	(323,601)

Changes from principal transactions:
Transfer of net premiums	73	189,728	198,409	341,086
Transfer on terminations	(29,566)	(31,118)	(234,614)	(107,864)
Transfer on policy loans	—	—	(2)	(1)
Net interfund transfers	(1,184,620)	470,712	(274,736)	312,224

Net increase (decrease) in assets from principal transactions	(1,214,113)	629,322	(310,943)	545,445

Total increase (decrease) in assets	(1,225,349)	(8,707)	(93,778)	221,844
Assets, beginning of period	1,225,349	1,234,056	890,555	668,711

Assets, end of period	—	$1,225,349	$796,777	$890,555

(an)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

68

Sub-Account
Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0	Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/09 (al)

$28,271	$92,840	—	—

28,271	92,840	—	—

31,969	59,205	—	14,211

(3,698)	33,635	—	(14,211)

1,035,410	236,241	—	—
(3,674,689)	(3,263,719)	(163)	4,742

(2,639,279)	(3,027,478)	(163)	4,742
4,220,846	(1,375,361)	9,054	890,726

1,577,869	(4,369,204)	8,891	881,257

427,853	839,632	3,807	163,398
(3,154,604)	(3,700,509)	(2,031)	(391,901)
18,500	(80,497)	-	21,070
(805,722)	(829,732)	188,608	17,344,015

(3,513,973)	(3,771,106)	190,384	17,136,582

(1,936,104)	(8,140,310)	199,275	18,017,839
9,496,541	17,636,851	—	—

$7,560,437	$9,496,541	$199,275	$18,017,839

69

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$36,405	$7,167	$121,604	$169,582

Total Investment Income	36,405	7,167	121,604	169,582
Expenses:
Mortality and expense risk	—	—	9,256	16,945

Net investment income (loss)	36,405	7,167	112,348	152,637

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,166)	(8,528)	(346,583)	(505,882)

Realized gains (losses)	(2,166)	(8,528)	(346,583)	(505,882)
Unrealized appreciation (depreciation) during the period	58,844	(17,649)	559,730	(196,210)

Net increase (decrease) in assets from operations	93,083	(19,010)	325,495	(549,455)

Changes from principal transactions:
Transfer of net premiums	83,614	26,523	147,547	378,433
Transfer on terminations	(76,762)	(6,952)	(270,257)	(661,147)
Transfer on policy loans	—	—	4,358	8,159
Net interfund transfers	314,686	(53,087)	(292,601)	(1,893,647)

Net increase (decrease) in assets from principal transactions	321,538	(33,516)	(410,953)	(2,168,202)

Total increase (decrease) in assets	414,621	(52,526)	(85,458)	(2,717,657)
Assets, beginning of period	89,594	142,120	1,680,117	4,397,774

Assets, end of period	$504,215	$89,594	$1,594,659	$1,680,117

See accompanying notes.

70

Sub-Account
Strategic Income Trust Series 0		Strategic Income Trust Series 1		Total Bond Market Trust B Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$14,711	$1,623	$29,698	$130,650	$358,260	$257,898

14,711	1,623	29,698	130,650	358,260	257,898

—	—	1,614	4,128	—	—

14,711	1,623	28,084	126,522	358,260	257,898

—	—	—	—	—	—
6,349	(116)	(61,526)	(97,785)	12,700	(44,869)

6,349	(116)	(61,526)	(97,785)	12,700	(44,869)
10,146	(2,627)	86,567	(85,661)	27,515	46,238

31,206	(1,120)	53,125	(56,924)	398,475	259,267

51,626	6,163	40,231	225,946	113,743	83,271
(19,812)	(5,501)	(115,762)	(50,626)	(301,807)	(189,110)
—	—	—	(14)	—	—
319,592	2,006	(449,605)	787,477	1,870,463	2,229,609

351,406	2,668	(525,136)	962,783	1,682,399	2,123,770

382,612	1,548	(472,011)	905,859	2,080,874	2,383,037
15,689	14,141	1,151,717	245,858	5,041,514	2,658,477

$398,301	$15,689	$679,706	$1,151,717	$7,122,388	$5,041,514

71

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 0		Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$401,956	$127,249	$1,837,215	$1,886,321

Total Investment Income	401,956	127,249	1,837,215	1,886,321
Expenses:
Mortality and expense risk	—	—	194,364	172,156

Net investment income (loss)	401,956	127,249	1,642,851	1,714,165

Realized gains (losses) on investments:
Capital gain distributions	227,837	23,478	2,347,016	350,596
Net realized gains (losses)	(21,632)	(11,764)	(584,852)	21,475

Realized gains (losses)	206,205	11,714	1,762,164	372,071
Unrealized appreciation (depreciation) during the period	271,251	(105,302)	2,423,756	(1,525,099)

Net increase (decrease) in assets from operations	879,412	33,661	5,828,771	561,137

Changes from principal transactions:
Transfer of net premiums	968,793	566,734	373,286	1,275,944
Transfer on terminations	(538,570)	(321,082)	(15,390,826)	(10,167,748)
Transfer on policy loans	(727)	—	102,090	(35,847)
Net interfund transfers	8,417,130	1,683,178	10,633,363	17,250,314

Net increase (decrease) in assets from principal transactions	8,846,626	1,928,830	(4,282,087)	8,322,663

Total increase (decrease) in assets	9,726,038	1,962,491	1,546,684	8,883,800
Assets, beginning of period	2,857,007	894,516	43,539,894	34,656,094

Assets, end of period	$12,583,045	$2,857,007	$45,086,578	$43,539,894

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

72

Sub-Account
Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ad)

$14,828	$6,201	$10,327	$34,304	$9,111

14,828	6,201	10,327	34,304	9,111

—	—	5,218	9,616	—

14,828	6,201	5,109	24,688	9,111

—	1,246	—	3,325	6,668
(75,674)	(259,800)	(759,303)	(98,422)	(333,780)

(75,674)	(258,554)	(759,303)	(95,097)	(327,112)
281,671	(58,713)	786,415	(957,026)	60,013

220,825	(311,066)	32,221	(1,027,435)	(257,988)

148,117	232,821	55,932	266,178	157,044
(136,961)	(43,195)	(382,838)	(195,619)	(15,615)
(5)	(3)	—	—	—
613,911	(15,392)	(625,346)	(1,095,866)	(637,721)

625,062	174,231	(952,252)	(1,025,307)	(496,292)

845,887	(136,835)	(920,031)	(2,052,742)	(754,280)
199,933	336,768	1,649,478	3,702,220	754,280

$1,045,820	$199,933	$729,447	$1,649,478	—

73

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Core Trust Series 1	U.S. Global Leaders Growth Trust Series 0
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$79,788	$4

Total Investment Income	79,788	4
Expenses:
Mortality and expense risk	28,643	—

Net investment income (loss)	51,145	4

Realized gains (losses) on investments:
Capital gain distributions	60,010	162
Net realized gains (losses)	(2,893,003)	(6)

Realized gains (losses)	(2,832,993)	156
Unrealized appreciation (depreciation) during the period	471,380	(42)

Net increase (decrease) in assets from operations	(2,310,468)	118

Changes from principal transactions:
Transfer of net premiums	421,611	48
Transfer on terminations	(683,542)	(14)
Transfer on policy loans	31,959	—
Net interfund transfers	(5,039,383)	(1,409)

Net increase (decrease) in assets from principal transactions	(5,269,355)	(1,375)

Total increase (decrease) in assets	(7,579,823)	(1,257)
Assets, beginning of period	7,579,823	1,257

Assets, end of period	—	—

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(x)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

74

Sub-Account
U.S. Global Leaders Growth Trust Series 1	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$2,346	$46,221	$9,916	$92,307	$281,445

2,346	46,221	9,916	92,307	281,445

835	—	—	20,235	30,234

1,511	46,221	9,916	72,072	251,211

84,476	26,716	—	96,724	—
(90,007)	6,052	(13,654)	(127,764)	(484,709)

(5,531)	32,768	(13,654)	(31,040)	(484,709)
(13,318)	7,565	(2,587)	349,444	36,461

(17,338)	86,554	(6,325)	390,476	(197,037)

11,922	18,871	141,627	106,734	480,121
(4,336)	(226,572)	(5,833)	(2,429,816)	(3,844,754)
32	(938)	—	1,012	15,059
(643,245)	1,482,830	(34,952)	(2,740,720)	1,619,169

(635,627)	1,274,191	100,842	(5,062,790)	(1,730,405)

(652,965)	1,360,745	94,517	(4,672,314)	(1,927,442)
652,965	193,403	98,886	7,525,507	9,452,949

—	$1,554,148	$193,403	$2,853,193	$7,525,507

75

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$22,987	$9,797	$37,105	$1,223

Total Investment Income	22,987	9,797	37,105	1,223
Expenses:
Mortality and expense risk	—	—	1,928	581

Net investment income (loss)	22,987	9,797	35,177	642

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,451)	(3,880)	158,193	(107,194)

Realized gains (losses)	(2,451)	(3,880)	158,193	(107,194)
Unrealized appreciation (depreciation) during the period	44,044	(21,122)	18,341	9,418

Net increase (decrease) in assets from operations	64,580	(15,205)	211,711	(97,134)

Changes from principal transactions:
Transfer of net premiums	87,975	35,682	5,501	619
Transfer on terminations	(25,329)	(4,526)	(1,230,340)	(66,458)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(14,800)	142,603	1,318,180	(84,986)

Net increase (decrease) in assets from principal transactions	47,846	173,759	93,341	(150,825)

Total increase (decrease) in assets	112,426	158,554	305,052	(247,959)
Assets, beginning of period	171,876	13,322	17,289	265,248

Assets, end of period	$284,302	$171,876	$322,341	$17,289

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

76

Sub-Account
U.S. Large Cap Trust Series 0		U.S. Large Cap Trust Series 1		Utilities Trust Series 0
Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$607	$1,737	$50,481	$305,445	$39,218	$25,537

607	1,737	50,481	305,445	39,218	25,537

—	—	16,035	82,164	—	—

607	1,737	34,446	223,281	39,218	25,537

—	—	—	—	—	19,690
(22,749)	(23,318)	(4,002,347)	(832,591)	(171,617)	(89,305)

(22,749)	(23,318)	(4,002,347)	(832,591)	(171,617)	(69,615)
22,016	(15,907)	3,780,851	(6,113,582)	391,365	(355,400)

(126)	(37,488)	(187,050)	(6,722,892)	258,966	(399,478)

6,903	28,187	142,576	588,505	95,418	152,209
(1,586)	(2,366)	(1,193,225)	(3,265,163)	(837,868)	(61,964)
—	—	174,040	69,450	(9)	(3)
(53,279)	(58,473)	(7,994,190)	(2,584,051)	346,865	620,933

(47,962)	(32,652)	(8,870,799)	(5,191,259)	(395,594)	711,175

(48,088)	(70,140)	(9,057,849)	(11,914,151)	(136,628)	311,697
48,088	118,228	9,057,849	20,972,000	658,222	346,525

—	$48,088	—	$9,057,849	$521,594	$658,222

77

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$55,385	$147,009	$4,346	$6,226

Total Investment Income	55,385	147,009	4,346	6,226
Expenses:
Mortality and expense risk	8,487	20,594	—	—

Net investment income (loss)	46,898	126,415	4,346	6,226

Realized gains (losses) on investments:
Capital gain distributions	—	170,522	—	21,003
Net realized gains (losses)	(1,988,258)	(488,003)	(35,012)	(370,722)

Realized gains (losses)	(1,988,258)	(317,481)	(35,012)	(349,719)
Unrealized appreciation (depreciation) during the period	2,185,225	(1,937,882)	179,051	(48,813)

Net increase (decrease) in assets from operations	243,865	(2,128,948)	148,385	(392,306)

Changes from principal transactions:
Transfer of net premiums	213,582	588,555	120,760	294,318
Transfer on terminations	(500,242)	(335,518)	(124,224)	(46,768)
Transfer on policy loans	9,763	6,140	(1)	—
Net interfund transfers	(2,067,226)	162,059	202,827	(57,785)

Net increase (decrease) in assets from principal transactions	(2,344,123)	421,236	199,362	189,765

Total increase (decrease) in assets	(2,100,258)	(1,707,712)	347,747	(202,541)
Assets, beginning of period	3,594,971	5,302,683	312,241	514,782

Assets, end of period	$1,494,713	$3,594,971	$659,988	$312,241

See accompanying notes.

78

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$58,973	$85,716	$12,693,581	$16,554,325

58,973	85,716	12,693,581	16,554,325

22,081	36,137	1,965,323	2,886,436

36,892	49,579	10,728,258	13,667,889

—	222,090	20,134,106	11,440,432
(2,363,769)	(2,499,733)	(150,439,710)	(104,152,880)

(2,363,769)	(2,277,643)	(130,305,604)	(92,712,448)
4,133,787	(1,771,616)	231,728,470	(177,855,591)

1,806,910	(3,999,680)	112,151,124	(256,900,150)

69,527	715,901	82,281,055	148,569,519
(6,056,221)	(1,656,436)	(178,882,691)	(109,282,384)
6,427	22,101	(965,689)	(4,538,168)
2,156,806	(1,594,764)	(61,596,999)	(10,794,155)

(3,823,461)	(2,513,198)	(159,164,324)	23,954,812

(2,016,551)	(6,512,878)	(47,013,200)	(232,945,338)
5,587,755	12,100,633	628,790,630	861,735,968

$3,571,204	$5,587,755	$581,777,430	$628,790,630

79

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 131 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 2 sub-accounts that invests in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

80

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

The following sub-accounts of the Account were commenced as investment options:

New Fund		Effective Date
Alpha Opportunities Trust		May 4, 2009
American Diversified Growth & Income Trust		May 4, 2009
American Fundamental Holdings Trust		May 4, 2009
American Global Diversification Trust		May 4, 2009
American New World Trust		May 4, 2009
Balanced Trust		May 4, 2009
International Small Company Trust		November 16, 2009
Smaller Company Growth Trust		November 16, 2009

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
Income & Value Trust	American Asset Allocation Trust	May 4, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
Small Company Trust	Small Company Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

81

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820—Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

82

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$581,777,430
Level 2	—
Level 3	—

$581,777,430

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$9,935,029	$8,110,829
500 Index Trust Series 1	9,094,102	17,023,750
Active Bond Trust Series 0	160,860	414,815
Active Bond Trust Series 1	1,618,793	1,247,903
All Cap Core Trust Series 0	119,373	23,002
All Cap Core Trust Series 1	1,033,225	5,422,345
All Cap Growth Trust Series 0	45,063	53,622
All Cap Growth Trust Series 1	1,044,301	2,621,563
All Cap Value Trust Series 0	469,609	249,575
All Cap Value Trust Series 1	468,292	3,804,621
Alpha Opportunities Trust Series 0	203,713	—
American Asset Allocation Trust Series 1	11,514,186	1,708,767

83

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Blue Chip Income and Growth Trust Series 1	$1,383,650	$2,570,967
American Bond Trust Series 1	1,412,594	1,839,828
American Fundamental Holdings Trust Series 1	1,602	817
American Global Diversification Trust Series 1	89,111	22,752
American Growth Trust Series 1	16,354,345	21,101,809
American Growth-Income Trust Series 1	11,916,624	3,290,909
American International Trust Series 1	17,765,422	14,238,402
American New World Trust Series 1	24,800	5,978
Balanced Trust Series 0	18,117	57
Blue Chip Growth Trust Series 0	5,687,823	1,318,046
Blue Chip Growth Trust Series 1	5,633,479	6,413,582
Capital Appreciation Trust Series 0	252,703	170,628
Capital Appreciation Trust Series 1	2,637,479	4,633,529
Capital Appreciation Value Trust Series 0	153,112	2,656
Capital Appreciation Value Trust Series 1	20,149	849
Classic Value Trust Series 0	8,927	29,098
Classic Value Trust Series 1	92,638	159,057
Core Allocation Plus Trust Series 1	4,852,181	219,633
Core Bond Trust Series 0	120,391	17,815
Core Bond Trust Series 1	1,249,366	877,778
Core Diversified Growth & Income Trust Series 1	37,788	20,200
Core Equity Trust Series 0	75,581	124,077
Core Equity Trust Series 1	309,765	414,280
Core Strategy Trust Series 0	1,426	33
Core Strategy Trust Series 1	969	18
Disciplined Diversification Trust Series 0	154,608	2,781
Disciplined Diversification Trust Series 1	974	20
Emerging Markets Value Trust Series 0	496,051	230,697
Emerging Markets Value Trust Series 1	466,565	256,890
Emerging Small Company Trust Series 0	297,308	501,962
Emerging Small Company Trust Series 1	1,965,053	21,276,986
Equity-Income Trust Series 0	7,472,077	3,887,088
Equity-Income Trust Series 1	10,252,399	16,904,014
Financial Services Trust Series 0	187,061	190,481
Financial Services Trust Series 1	505,814	1,548,327
Franklin Templeton Founding Allocation Trust Series 0	300,373	151,121
Fundamental Value Trust Series 0	2,076,285	1,071,401
Fundamental Value Trust Series 1	5,420,127	3,884,703
Global Allocation Trust Series 0	176,680	273,193
Global Allocation Trust Series 1	414,770	688,956
Global Bond Trust Series 0	5,007,160	2,511,499
Global Bond Trust Series 1	4,686,981	5,091,578
Global Real Estate Trust Series 0	2,769	1,937
Global Real Estate Trust Series 1	3,981	4,917
Global Trust Series 0	213,493	348,534
Global Trust Series 1	995,351	1,594,835
Health Sciences Trust Series 0	432,768	433,671
Health Sciences Trust Series 1	1,754,902	4,049,103
High Yield Trust Series 0	1,791,164	996,922
High Yield Trust Series 1	2,996,017	3,431,648
Income & Value Trust Series 0	73,781	189,242

84

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Income & Value Trust Series 1	$870,864	$11,502,357
International Core Trust Series 0	371,300	180,244
International Core Trust Series 1	1,803,814	2,535,662
International Equity Index Trust A Series 1	1,215,438	2,083,864
International Equity Index Trust B Series 0	4,404,398	1,987,221
International Opportunities Trust Series 0	1,929,153	1,088,969
International Opportunities Trust Series 1	583,613	1,860,033
International Small Cap Trust Series 0	845,699	1,292,526
International Small Cap Trust Series 1	3,397,163	7,254,905
International Small Company Trust Series 0	652,275	265,932
International Small Company Trust Series 1	2,664,808	97,435
International Value Trust Series 0	1,234,192	757,105
International Value Trust Series 1	5,532,367	8,764,758
Investment Quality Bond Trust Series 0	201,158	210,689
Investment Quality Bond Trust Series 1	2,371,984	3,538,616
Large Cap Trust Series 0	304,142	128,971
Large Cap Trust Series 1	731,522	1,995,943
Large Cap Value Trust Series 0	319,379	305,141
Large Cap Value Trust Series 1	3,465,895	6,350,798
Lifestyle Aggressive Trust Series 0	1,895,714	1,311,873
Lifestyle Aggressive Trust Series 1	4,323,237	4,453,978
Lifestyle Balanced Trust Series 0	5,657,575	5,359,236
Lifestyle Balanced Trust Series 1	5,599,356	7,095,759
Lifestyle Conservative Trust Series 0	1,183,161	396,309
Lifestyle Conservative Trust Series 1	544,535	2,574,797
Lifestyle Growth Trust Series 0	3,971,871	1,376,386
Lifestyle Growth Trust Series 1	5,337,532	5,858,109
Lifestyle Moderate Trust Series 0	3,434,438	1,632,339
Lifestyle Moderate Trust Series 1	1,768,866	1,561,522
Mid Cap Index Trust Series 0	1,083,972	741,334
Mid Cap Index Trust Series 1	2,243,101	6,275,133
Mid Cap Intersection Trust Series 0	24,302	62,022
Mid Cap Intersection Trust Series 1	—	—
Mid Cap Stock Trust Series 0	2,501,257	1,207,093
Mid Cap Stock Trust Series 1	4,444,720	8,687,473
Mid Cap Value Trust Series 0	119,840	1,382,553
Mid Cap Value Trust Series 1	987,826	7,373,932
Mid Value Trust Series 0	3,954,538	1,357,167
Mid Value Trust Series 1	5,059,197	1,241,857
Money Market Trust B Series 0	49,932,476	75,657,673
Money Market Trust Series 1	52,955,908	118,387,191
Natural Resources Trust Series 0	2,490,214	1,305,877
Natural Resources Trust Series 1	5,922,833	7,412,326
Optimized All Cap Trust Series 0	158,537	677,692
Optimized All Cap Trust Series 1	125,751	96,489
Optimized Value Trust Series 0	76,010	19,569
Optimized Value Trust Series 1	30,812	28,182
Overseas Equity Trust Series 0	744,974	645,871
Pacific Rim Trust Series 0	442,624	633,949
Pacific Rim Trust Series 1	1,100,331	3,796,380
Real Estate Securities Trust Series 0	3,590,339	2,673,988

85

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Real Estate Securities Trust Series 1	$3,321,109	$6,076,407
Real Return Bond Trust Series 0	3,605,383	817,762
Real Return Bond Trust Series 1	3,759,694	5,016,094
Science & Technology Trust Series 0	673,426	765,400
Science & Technology Trust Series 1	1,675,863	3,521,948
Short-Term Bond Trust Series 0	456,902	231,552
Small Cap Growth Trust Series 0	1,929,463	1,493,770
Small Cap Growth Trust Series 1	1,104,535	1,012,254
Small Cap Index Trust Series 0	904,216	305,687
Small Cap Index Trust Series 1	4,202,599	5,418,250
Small Cap Opportunities Trust Series 0	73,295	55,314
Small Cap Opportunities Trust Series 1	751,628	751,562
Small Cap Value Trust Series 0	2,654,545	1,720,039
Small Cap Value Trust Series 1	322,608	578,544
Small Company Trust Series 1	630,298	1,844,797
Small Company Value Trust Series 0	629,100	833,842
Small Company Value Trust Series 1	4,264,241	6,746,503
Smaller Company Growth Trust Series 0	229,192	38,807
Smaller Company Growth Trust Series 1	17,515,228	392,858
Strategic Bond Trust Series 0	659,030	301,087
Strategic Bond Trust Series 1	1,456,206	1,754,811
Strategic Income Trust Series 0	446,026	79,910
Strategic Income Trust Series 1	739,920	1,236,973
Total Bond Market Trust B Series 0	5,759,604	3,718,946
Total Return Trust Series 0	10,834,813	1,358,393
Total Return Trust Series 1	28,015,294	28,307,514
Total Stock Market Index Trust Series 0	1,411,839	771,949
Total Stock Market Index Trust Series 1	1,100,678	2,047,822
U.S. Government Securities Trust Series 0	1,877,654	530,527
U.S. Government Securities Trust Series 1	2,830,834	7,724,826
U.S. High Yield Bond Trust Series 0	201,790	130,958
U.S. High Yield Bond Trust Series 1	1,437,852	1,309,333
U.S. Large Cap Trust Series 0	64,644	112,000
U.S. Large Cap Trust Series 1	1,118,298	9,954,650
Utilities Trust Series 0	830,552	1,186,927
Utilities Trust Series 1	1,186,208	3,483,433
Value Trust Series 0	786,948	583,240
Value Trust Series 1	5,091,497	8,878,066
All Asset Portfolio Series 0	945,230	47,071
All Asset Portfolio Series 1	310,851	366,022

	$474,365,204	$602,667,172

86

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	1,219,448	1,025,869	962,976	1,649,564	—
Units issued	698,381	805,900	588,557	497,491	2,372,470
Units redeemed	(616,808)	(612,321)	(525,664)	(1,184,079)	(722,906)

Units, end of period	1,301,021	1,219,448	1,025,869	962,976	1,649,564

Unit value, end of period $	12.77 to 21.05	10.17 to 16.66	16.28 to 26.53	15.57 to 25.20	13.57 to 13.60
Assets, end of period $	22,312,778	16,165,681	20,742,059	17,764,778	22,413,056
Investment income ratio*	2.30%	2.35%	3.00%	1.22%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.70%	0.40% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	25.53% to 26.36%	(37.60%) to (37.19%)	4.51% to 5.25%	14.76% to 15.56%	8.56% to 8.78%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,495,132	1,964,200	895,420	1,012,464	689,458
Units issued	1,120,394	694,681	2,318,216	705,327	932,154
Units redeemed	(1,993,504)	(1,163,749)	(1,249,436)	(822,371)	(609,148)

Units, end of period	622,022	1,495,132	1,964,200	895,420	1,012,464

Unit value, end of period $	10.29 to 10.67	8.22 to 8.49	13.16 to 13.53	12.47 to 12.91	10.89 to 11.16
Assets, end of period $	6,527,296	12,533,893	26,274,333	11,434,368	11,226,224
Investment income ratio*	1.52%	0.68%	2.26%	0.90%	1.22%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	25.13% to 25.64%	(37.51%) to (37.26%)	4.39% to 4.83%	14.52% to 15.15%	3.60% to 4.09%

88

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	10,376	10,394	2,511	—
Units issued	3,279	13,837	11,919	11,827
Units redeemed	(8,759)	(13,855)	(4,036)	(9,316)

Units, end of period	4,896	10,376	10,394	2,511

Unit value, end of period $	50.05	40.09	44.78	43.05
Assets, end of period $	245,021	415,916	465,396	108,061
Investment income ratio*	4.48%	5.06%	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.86%	(10.48%) to (7.37%)	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	67,710	141,516	339,657	329,188	—
Units issued	108,085	174,296	133,020	111,305	647,762
Units redeemed	(89,451)	(248,102)	(331,161)	(100,836)	(318,574)

Units, end of period	86,344	67,710	141,516	339,657	329,188

Unit value, end of period $	14.95 to 15.19	12.06 to 12.21	13.54 to 13.69	13.11 to 13.18	12.64 to 12.67
Assets, end of period $	1,297,722	820,988	1,929,828	4,464,604	4,165,458
Investment income ratio*	9.00%	4.00%	9.09%	2.60%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	24.00% to 24.44%	(11.11%) to (10.80%)	3.30% to 3.73%	3.70% to 4.05%	1.14% to 1.36%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

89

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Alpha Opportunities Trust Series 0
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	15,886
Units redeemed	—

Units, end of period	15,886

Unit value, end of period $	12.73
Assets, end of period $	202,244
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	27.31%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	5,829	—
Units issued	78,842	6,143
Units redeemed	(4,174)	(314)

Units, end of period	80,497	5,829

Unit value, end of period $	12.05	9.93
Assets, end of period $	969,580	57,882
Investment income ratio*	13.64%	7.52%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	21.32%	(16.17%) to (12.60%)

(g)	Fund available in prior year but no activity.

90

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	44,851	52,918	51,984	36,420	5,558
Units issued	18,418	45,309	29,880	33,107	44,219
Units redeemed	(27,284)	(53,376)	(28,946)	(17,543)	(13,357)

Units, end of period	35,985	44,851	52,918	51,984	36,420

Unit value, end of period $	16.38 to 16.67	13.59 to 13.72	16.32 to 16.45	15.21 to 15.30	14.67 to 14.72
Assets, end of period $	593,938	614,073	867,298	793,435	534,735
Investment income ratio*	7.31%	5.30%	6.92%	5.36%	5.84%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	20.52% to 20.89%	(16.71%) to (16.54%)	7.29% to 7.52%	3.68% to 3.89%	5.25% to 5.47%

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,899	2,196	23	—
Units issued	15,567	207,065	2,544	24
Units redeemed	(2,634)	(207,362)	(371)	(1)

Units, end of period	14,832	1,899	2,196	23

Unit value, end of period $	10.36	8.05	13.34	12.98
Assets, end of period $	153,621	15,283	29,280	295
Investment income ratio*	2.08%	1.09%	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.61%	(39.60%) to (26.69%)	2.70%	14.77%

(g)	Fund available in prior year but no activity.

91

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	411,878	556,146	234,795	180,858	192,844
Units issued	79,155	155,444	480,351	126,247	60,566
Units redeemed	(422,365)	(299,712)	(159,000)	(72,310)	(72,552)

Units, end of period	68,668	411,878	556,146	234,795	180,858

Unit value, end of period $	15.29 to 15.77	11.98 to 12.31	19.90 to 20.46	10.80 to 19.99	9.46 to 7.43
Assets, end of period $	1,059,003	5,019,487	11,287,106	4,565,986	3,066,213
Investment income ratio*	1.25%	1.55%	1.52%	0.64%	0.73%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	27.62% to 28.08%	(40.02%) to (39.81%)	1.95% to 2.35%	13.95% to 14.40%	8.32% to 8.70%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	5,749	1,662	69	—
Units issued	5,181	5,687	23,363	71
Units redeemed	(5,948)	(1,600)	(21,770)	(2)

Units, end of period	4,982	5,749	1,662	69

Unit value, end of period $	9.80	8.09	13.92	12.42
Assets, end of period $	48,806	46,490	23,129	847
Investment income ratio*	0.67%	0.81%	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	21.13%	(41.91%) to (26.41%)	12.08%	6.63%

(g)	Fund available in prior year but no activity.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	164,443	167,960	192,315	377,588	413,068
Units issued	77,295	90,328	44,827	87,667	136,091
Units redeemed	(189,215)	(93,845)	(69,182)	(272,940)	(171,571)

Units, end of period	52,523	164,443	167,960	192,315	377,588

Unit value, end of period $	16.90 to 17.44	14.05 to 14.44	24.27 to 24.95	11.42 to 22.34	10.77 to 20.97
Assets, end of period $	892,872	2,348,296	4,091,403	4,175,639	7,772,423
Investment income ratio*	0.51%	0.34%	0.05%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	20.31% to 20.73%	(42.32%) to (42.12%)	11.27% to 11.72%	5.83% to 6.25%	8.23% to 8.61%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	21,831	3,203	23	—
Units issued	44,155	22,505	4,384	24
Units redeemed	(23,845)	(3,877)	(1,204)	(1)

Units, end of period	42,141	21,831	3,203	23

Unit value, end of period $	12.38	9.78	13.74	12.64
Assets, end of period $	521,779	213,526	44,000	288
Investment income ratio*	0.74%	2.30%	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.59%	(28.80%) to (19.83%)	8.68%	13.82%

(g)	Fund available in prior year but no activity.

93

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	363,932	462,488	116,701	112,887	111,377
Units issued	33,538	67,408	390,109	81,884	43,049
Units redeemed	(281,947)	(165,964)	(44,322)	(78,070)	(41,539)

Units, end of period	115,523	363,932	462,488	116,701	112,887

Unit value, end of period $	16.21 to 16.71	12.88 to 13.23	18.21 to 18.64	16.92 to 17.21	14.97 to 15.19
Assets, end of period $	1,904,662	4,771,874	8,557,532	1,998,682	1,705,935
Investment income ratio*	0.47%	0.80%	2.02%	0.80%	0.52%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	25.79% to 26.23%	(29.25%) to (28.99%)	7.62% to 8.01%	12.98% to 13.32%	5.03% to 5.35%

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	29,748	—
Units issued	1,527,333	30,140
Units redeemed	(209,135)	(392)

Units, end of period	1,347,946	29,748

Unit value, end of period $	8.87 to 8.98	7.23 to 7.26
Assets, end of period $	11,976,200	215,822
Investment income ratio*	2.77%	8.19%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.65%
Total return, lowest to highest***	22.75% to 23.61%	(27.71%) to (27.39%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

94

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	235,456	198,959	269,745	141,580	23,565
Units issued	114,968	219,437	117,978	276,354	149,882
Units redeemed	(238,029)	(182,940)	(188,764)	(148,189)	(31,867)

Units, end of period	112,395	235,456	198,959	269,745	141,580

Unit value, end of period $	10.64 to 15.23	8.36 to 12.04	13.21 to 19.15	12.99 to 19.17	16.32 to 16.44
Assets, end of period $	1,502,607	2,652,929	3,540,621	5,160,481	2,325,308
Investment income ratio*	1.30%	4.38%	2.35%	0.55%	0.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	26.52% to 27.32%	(37.14%) to (36.72%)	0.99% to 1.65%	16.24% to 16.99%	6.07% to 6.39%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	146,557	284,176	30,383	—
Units issued	109,801	237,329	417,624	34,152
Units redeemed	(143,466)	(374,948)	(163,831)	(3,769)

Units, end of period	112,892	146,557	284,176	30,383

Unit value, end of period $	11.24 to 13.68	10.02 to 12.27	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	1,483,648	1,736,403	3,845,351	406,830
Investment income ratio*	2.22%	8.31%	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	11.48% to 12.21%	(10.30%) to (9.72%)	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

95

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
American Fundamental Holdings Trust Series 1
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	149
Units redeemed	(74)

Units, end of period	75

Unit value, end of period $	11.87 to 11.92
Assets, end of period $	897
Investment income ratio*	2.19%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	18.70% to 19.20%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
American Global Diversification Trust Series 1
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	8,119
Units redeemed	(1,900)

Units, end of period	6,219

Unit value, end of period $	12.54 to 12.59
Assets, end of period $	78,010
Investment income ratio*	1.89%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	25.40% to 25.94%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

96

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,656,204	1,130,158	1,885,429	1,469,444	534,464
Units issued	1,119,034	1,206,254	653,970	690,357	1,438,001
Units redeemed	(1,719,926)	(680,208)	(1,409,241)	(274,372)	(503,021)

Units, end of period	1,055,312	1,656,204	1,130,158	1,885,429	1,469,444

Unit value, end of period $	11.40 to 16.46	8.21 to 11.93	14.71 to 21.52	13.15 to 19.59	17.74 to 17.89
Assets, end of period $	15,119,166	18,483,137	23,277,773	36,590,362	26,189,118
Investment income ratio*	0.25%	2.08%	1.23%	0.29%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	37.98% to 38.87%	(44.56%) to (44.20%)	11.20% to 11.94%	9.09% to 9.80%	15.04% to 15.44%

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	158,070	246,940	164,133	168,096	114,971
Units issued	957,864	282,920	204,622	71,113	82,686
Units redeemed	(276,154)	(371,790)	(121,815)	(75,076)	(29,561)

Units, end of period	839,780	158,070	246,940	164,133	168,096

Unit value, end of period $	10.69 to 15.25	8.17 to 11.77	13.20 to 19.14	12.61 to 18.60	16.14 to 16.26
Assets, end of period $	12,417,690	1,533,150	4,332,011	3,009,500	2,725,094
Investment income ratio*	1.61%	1.08%	2.32%	1.09%	0.45%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	29.88% to 30.79%	(38.48%) to (38.08%)	3.96% to 4.64%	14.06% to 14.80%	4.75% to 5.08%

97

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,592,548	1,766,825	1,393,157	705,780	94,988
Units issued	761,348	777,351	740,354	930,416	664,947
Units redeemed	(879,832)	(951,628)	(366,686)	(243,039)	(54,155)

Units, end of period	1,474,064	1,592,548	1,766,825	1,393,157	705,780

Unit value, end of period $	14.46 to 24.41	10.14 to 17.23	17.60 to 30.09	14.72 to 25.64	21.51 to 21.70
Assets, end of period $	28,772,677	22,506,461	46,461,807	30,618,091	15,253,954
Investment income ratio*	1.14%	3.64%	1.88%	0.71%	0.55%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	41.67% to 42.58%	(42.74%) to (42.37%)	18.80% to 19.58%	17.77% to 18.54%	20.29% to 20.70%

Sub-Account
American New World Trust Series 1
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	1,900
Units redeemed	(459)

Units, end of period	1,441

Unit value, end of period $	13.30 to 13.36
Assets, end of period $	19,195
Investment income ratio*	4.29%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	33.01% to 33.58%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

98

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Balanced Trust Series 0
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	1,520
Units redeemed	(5)

Units, end of period	1,515

Unit value, end of period $	11.91
Assets, end of period $	18,049
Investment income ratio*	4.81%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	19.11%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	51,156	31,993	11,570	—
Units issued	127,285	35,457	37,198	11,788
Units redeemed	(27,277)	(16,294)	(16,775)	(218)

Units, end of period	151,164	51,156	31,993	11,570

Unit value, end of period $	56.75	39.69	69.05	61.21
Assets, end of period $	8,578,346	2,030,472	2,209,133	708,170
Investment income ratio*	0.19%	0.47%	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	42.97%	(42.52%) to (28.71%)	12.81%	9.59%

(g)	Fund available in prior year but no activity.

99

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	759,580	996,389	1,083,341	1,450,904	1,667,853
Units issued	334,151	442,153	327,662	544,153	562,542
Units redeemed	(401,994)	(678,962)	(414,614)	(911,716)	(779,491)

Units, end of period	691,737	759,580	996,389	1,083,341	1,450,904

Unit value, end of period $	21.48 to 22.26	15.13 to 15.62	26.40 to 27.25	12.73 to 24.23	11.68 to 22.06
Assets, end of period $	13,629,384	10,660,570	25,026,470	24,026,155	29,446,370
Investment income ratio*	0.13%	0.30%	0.71%	0.21%	0.41%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	41.96% to 42.54%	(42.91%) to (42.68%)	11.96% to 12.46%	8.82% to 9.30%	4.86% to 5.23%

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	13,784	15,717	8,132	—
Units issued	23,788	80,292	21,870	8,767
Units redeemed	(15,508)	(82,225)	(14,285)	(635)

Units, end of period	22,064	13,784	15,717	8,132

Unit value, end of period $	12.41	8.72	13.89	12.43
Assets, end of period $	273,810	120,161	218,272	101,106
Investment income ratio*	0.31%	0.21%	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	42.35%	(37.24%) to (23.78%)	11.70%	2.38%

(g)	Fund available in prior year but no activity.

100

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	533,714	579,428	643,831	177,674	91,845
Units issued	300,813	275,841	206,246	782,997	129,375
Units redeemed	(512,761)	(321,555)	(270,649)	(316,840)	(43,546)

Units, end of period	321,766	533,714	579,428	643,831	177,674

Unit value, end of period $	11.97 to 12.34	8.47 to 8.70	13.53 to 13.90	12.21 to 12.46	12.05 to 12.20
Assets, end of period $	3,898,184	4,582,828	7,967,841	7,949,747	2,156,867
Investment income ratio*	0.24%	0.45%	0.29%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.40% to 0.65%
Total return, lowest to highest***	41.37% to 41.87%	(37.63%) to (37.42%)	10.83% to 11.28%	1.56% to 1.90%	13.25% to 13.55%

Sub-Account
Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	16,050
Units redeemed	(299)

Units, end of period	15,751

Unit value, end of period $	9.47
Assets, end of period $	149,143
Investment income ratio*	17.30%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	30.26%

(g)	Fund available in prior year but no activity.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	407	—
Units issued	2,153	422
Units redeemed	(102)	(15)

Units, end of period	2,458	407

Unit value, end of period $	9.36	7.23
Assets, end of period $	23,009	2,947
Investment income ratio*	7.80%	3.95%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	29.36%	(27.66%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,089	1,965	52	—
Units issued	1,791	2,121	2,669	54
Units redeemed	(4,880)	(997)	(756)	(2)

Units, end of period	—	3,089	1,965	52

Unit value, end of period $	5.99	6.23	11.44	13.09
Assets, end of period $	—	19,249	22,489	683
Investment income ratio*	1.29%	2.43%	6.39%	2.93%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(3.90%)	(45.55%) to (30.65%)	(12.58%)	16.14%

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

102

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	10,845	49,364	63,050	28,771	—
Units issued	11,100	2,623	9,414	45,105	30,518
Units redeemed	(21,945)	(41,142)	(23,100)	(10,826)	(1,747)

Units, end of period	—	10,845	49,364	63,050	28,771

Unit value, end of period $	7.81 to 7.93	8.16 to 8.27	15.08 to 15.25	17.36 to 17.45	15.06 to 15.11
Assets, end of period $	—	89,243	747,147	1,098,196	433,522
Investment income ratio*	0.83%	1.30%	1.40%	1.45%	3.55%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(4.23%) to (4.13%)	(45.91%) to (45.74%)	(13.15%) to (12.89%)	15.29% to 15.51%	8.72% to 8.92%

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

Sub-Account
Core Allocation Plus Trust Series 1
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	609,771
Units redeemed	(28,024)

Units, end of period	581,747

Unit value, end of period $	8.58 to 8.61
Assets, end of period $	4,999,225
Investment income ratio*	3.03%
Expense ratio, lowest to highest**	0.30% to 0.50%
Total return, lowest to highest***	24.57% to 24.81%

(g)	Fund available in prior year but no activity.

103

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	265	—
Units issued	9,696	523
Units redeemed	(1,432)	(258)

Units, end of period	8,529	265

Unit value, end of period $	12.67	11.53
Assets, end of period $	108,070	3,058
Investment income ratio*	3.96%	10.44%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.93%	1.41% to 3.36%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	1,599	87	27	6	—
Units issued	86,727	1,518	121	22	6
Units redeemed	(60,107)	(6)	(61)	(1)	—

Units, end of period	28,219	1,599	87	27	6

Unit value, end of period $	15.35 to 15.56	14.05 to 14.15	13.69 to 13.76	12.97	12.58
Assets, end of period $	433,606	22,482	1,200	355	72
Investment income ratio*	2.61%	15.48%	8.28%	2.15%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	9.22% to 9.55%	2.63% to 2.82%	5.58% to 5.76%	3.13%	0.60%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

104

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09 (ax)
Units, beginning of period	—
Units issued	3,553
Units redeemed	(1,782)

Units, end of period	1,771

Unit value, end of period $	12.16 to 12.21
Assets, end of period $	21,555
Investment income ratio*	1.40%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	21.61% to 22.14%

(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	7,853	3,181	525	—
Units issued	15,890	5,403	3,907	544
Units redeemed	(23,743)	(731)	(1,251)	(19)

Units, end of period	—	7,853	3,181	525

Unit value, end of period $	5.24	5.28	11.59	12.31
Assets, end of period $	—	41,456	36,874	6,466
Investment income ratio*	3.11%	20.74%	0.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.72%)	(54.46%) to (30.69%)	(5.85%)	6.73%

(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

105

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	21,084	39,293	43,160	19,069	—
Units issued	48,447	12,000	173,345	30,049	25,690
Units redeemed	(69,531)	(30,209)	(177,212)	(5,958)	(6,621)

Units, end of period	—	21,084	39,293	43,160	19,069

Unit value, end of period $	6.63 to 6.73	6.69 to 6.75	14.78 to 14.89	15.81 to 15.89	14.91 to 14.96
Assets, end of period $	—	141,361	581,986	683,107	284,444
Investment income ratio*	0.97%	11.05%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(0.89%) to (0.78%)	(54.75%) to (54.67%)	(6.50%) to (6.31%)	6.05% to 6.26%	5.22% to 5.42%

(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

Sub-Account
Core Strategy Trust Series 0
Year Ended Dec. 31/09 (ay)
Units, beginning of period	—
Units issued	189
Units redeemed	(4)

Units, end of period	185

Unit value, end of period $	9.17
Assets, end of period $	1,693
Investment income ratio*	2.88%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	21.93%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

106

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Core Strategy Trust Series 1
Year Ended Dec. 31/09 (ay)
Units, beginning of period	—
Units issued	113
Units redeemed	(2)

Units, end of period	111

Unit value, end of period $	9.06
Assets, end of period $	1,011
Investment income ratio*	4.35%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	21.09%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

Sub-Account
Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	16,641
Units redeemed	(315)

Units, end of period	16,326

Unit value, end of period $	9.19
Assets, end of period $	149,965
Investment income ratio*	15.46%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	27.27%

(g)	Fund available in prior year but no activity.

107

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	—	—
Units issued	113	5,952
Units redeemed	(2)	(5,952)

Units, end of period	111	—

Unit value, end of period $	9.08	7.18
Assets, end of period $	1,009	—
Investment income ratio*	4.72%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	26.40%	(28.19%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	17,645	—
Units issued	52,715	17,760
Units redeemed	(22,046)	(115)

Units, end of period	48,314	17,645

Unit value, end of period $	11.61	5.77
Assets, end of period $	560,976	101,749
Investment income ratio*	0.13%	18.41%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.56% to 101.36%	(51.92%)

(g)	Fund available in prior year but no activity.

108

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	38,735	6,228	—
Units issued	39,554	35,677	6,275
Units redeemed	(24,940)	(3,170)	(47)

Units, end of period	53,349	38,735	6,228

Unit value, end of period $	14.25 to 14.35	7.13 to 7.16	14.93
Assets, end of period $	763,018	277,069	93,016
Investment income ratio*	0.08%	4.00%	2.90%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.40% to 0.65%	0.65%
Total return, lowest to highest***	99.84% to 100.34%	(52.25%) to (52.13%)	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	22,956	27,963	10,644	—
Units issued	38,531	12,888	28,805	11,516
Units redeemed	(61,487)	(17,895)	(11,486)	(872)

Units, end of period	—	22,956	27,963	10,644

Unit value, end of period $	9.30	7.29	12.83	11.87
Assets, end of period $	—	167,240	358,856	126,387
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	27.66%	(43.23%) to (31.25%)	8.08%	2.44%

(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

109

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	325,592	388,892	520,176	669,785	687,402
Units issued	72,026	73,633	64,222	138,895	232,231
Units redeemed	(397,618)	(136,933)	(195,506)	(288,504)	(249,848)

Units, end of period	—	325,592	388,892	520,176	669,785

Unit value, end of period $	69.64 to 72.47	54.90 to 56.91	97.47 to 100.59	13.50 to 93.33	13.25 to 91.13
Assets, end of period $	—	15,606,022	33,623,081	40,696,420	50,949,308
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	26.85% to 27.34%	(43.68%) to (43.42%)	7.29% to 7.78%	1.70% to 2.15%	4.31% to. 4.73%

(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	422,688	354,274	238,801	—
Units issued	379,345	269,861	177,383	271,056
Units redeemed	(193,578)	(201,447)	(61,910)	(32,255)

Units, end of period	608,455	422,688	354,274	238,801

Unit value, end of period $	24.40	19.40	30.29	29.30
Assets, end of period $	14,847,359	8,202,004	10,730,873	6,996,068
Investment income ratio*	2.41%	2.71%	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	25.76%	(35.94%) to (24.93%)	3.39%	19.05%

(g)	Fund available in prior year but no activity.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	944,208	1,209,463	1,391,728	1,578,724	1,646,238
Units issued	610,045	365,614	555,776	690,921	759,963
Units redeemed	(937,757)	(630,869)	(738,041)	(877,917)	(827,477)

Units, end of period	616,496	944,208	1,209,463	1,391,728	1,578,724

Unit value, end of period $	22.39 to 23.21	17.93 to 18.51	28.08 to 28.97	20.31 to 28.11	17.15 to 23.56
Assets, end of period $	13,270,305	16,578,137	33,434,627	37,693,322	36,227,178
Investment income ratio*	2.19%	2.35%	2.82%	1.49%	1.25%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	24.91% to 25.41%	(36.38%) to (36.12%)	2.62% to 3.09%	18.19% to 18.72%	3.20% to 3.56%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	11,844	2,300	45	—
Units issued	12,978	14,881	6,446	47
Units redeemed	(13,461)	(5,337)	(4,191)	(2)

Units, end of period	11,361	11,844	2,300	45

Unit value, end of period $	16.68	11.79	21.29	22.83
Assets, end of period $	189,531	139,607	48,965	1,024
Investment income ratio*	0.77%	1.34%	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	41.53%	(44.63%) to (29.96%)	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

111

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	158,003	37,610	135,361	30,934	23,337
Units issued	53,886	251,270	45,254	119,009	17,012
Units redeemed	(171,005)	(130,877)	(143,005)	(14,582)	(9,415)

Units, end of period	40,884	158,003	37,610	135,361	30,934

Unit value, end of period $	13.12 to 13.47	9.34 to 9.56	16.99 to 17.33	18.35 to 18.66	15.00 to 15.14
Assets, end of period $	544,204	1,505,269	644,355	2,512,100	466,240
Investment income ratio*	0.63%	1.65%	1.00%	0.22%	0.38%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	40.49% to 40.91%	(45.01%) to (44.85%)	(7.42%) to (7.15%)	22.32% to 22.69%	9.07% to 9.28%

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	23,066	—
Units issued	39,529	23,225
Units redeemed	(24,389)	(159)

Units, end of period	38,206	23,066

Unit value, end of period $	8.93	6.79
Assets, end of period $	341,295	156,653
Investment income ratio*	6.82%	20.48%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	31.52%	(32.08%) to (21.32%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	83,985	8,642	7,976	—
Units issued	253,970	84,974	2,280	8,137
Units redeemed	(122,042)	(9,631)	(1,614)	(161)

Units, end of period	215,913	83,985	8,642	7,976

Unit value, end of period $	10.57	8.02	13.20	12.68
Assets, end of period $	2,281,949	673,278	114,075	101,153
Investment income ratio*	1.00%	3.24%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.83%	(39.27%) to (27.52%)	4.08%	14.55%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	591,549	235,968	258,420	194,312	168,396
Units issued	468,005	477,588	64,277	143,105	107,178
Units redeemed	(356,704)	(122,007)	(86,729)	(78,997)	(81,262)

Units, end of period	702,850	591,549	235,968	258,420	194,312

Unit value, end of period $	13.98 to 14.42	10.68 to 10.97	17.72 to 18.14	17.14 to 17.49	15.06 to 15.28
Assets, end of period $	9,947,392	6,384,680	4,226,469	4,461,137	2,943,943
Investment income ratio*	1.08%	1.75%	1.58%	0.79%	0.42%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	30.92% to 31.39%	(39.71%) to (39.50%)	3.36% to 3.73%	13.77% to 14.18%	8.14% to 8.46%

113

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	7,442	3,666	32	—
Units issued	17,900	8,903	4,011	33
Units redeemed	(25,342)	(5,127)	(377)	(1)

Units, end of period	—	7,442	3,666	32

Unit value, end of period $	10.94	8.51	12.93	12.31
Assets, end of period $	—	63,324	47,414	388
Investment income ratio*	0.01%	6.73%	11.80%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.58%	(34.21%) to (24.39%)	5.06%	13.58%

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	32,221	170,839	136,763	26,935	17,767
Units issued	44,931	67,943	130,340	223,082	51,578
Units redeemed	(77,152)	(206,561)	(96,264)	(113,254)	(42,410)

Units, end of period	—	32,221	170,839	136,763	26,935

Unit value, end of period $	11.54 to 11.91	9.03 to 9.29	13.83 to 14.12	13.24 to 13.48	11.74 to 11.92
Assets, end of period $	—	294,279	2,404,378	1,826,871	316,420
Investment income ratio*	0.01%	2.76%	6.32%	0.91%	0.65%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	27.82% to 28.19%	(34.71%) to (34.48%)	4.45% to 4.76%	12.77% to 13.11%	5.51% to 5.84%

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	280,537	232,906	156,254	—
Units issued	147,097	192,157	144,116	179,125
Units redeemed	(115,310)	(144,526)	(67,464)	(22,871)

Units, end of period	312,324	280,537	232,906	156,254

Unit value, end of period $	24.68	21.38	22.37	20.41
Assets, end of period $	7,706,881	5,998,144	5,209,990	3,189,038
Investment income ratio*	12.29%	0.56%	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.41%	(4.42%) to (1.77%)	9.61%	5.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	216,580	252,132	263,273	283,511	218,132
Units issued	174,925	279,869	131,138	174,167	195,710
Units redeemed	(249,102)	(315,421)	(142,279)	(194,405)	(130,331)

Units, end of period	142,403	216,580	252,132	263,273	283,511

Unit value, end of period $	22.70 to 23.42	19.80 to 20.36	20.79 to 21.38	18.20 to 19.56	17.39 to 18.59
Assets, end of period $	3,275,176	4,354,555	5,343,383	5,088,466	5,234,432
Investment income ratio*	14.45%	0.57%	7.18%	0.00%	4.26%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	14.65% to 15.05%	(5.10%) to (4.78%)	8.86% to 9.30%	4.53% to 4.96%	(7.19%) to (6.87%)

115

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Global Real Estate Trust Series 0
Year Ended Dec. 31/09 (aq)
Units, beginning of period	—
Units issued	494
Units redeemed	(494)

Units, end of period	—

Unit value, end of period $	6.73
Assets, end of period $	—
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	20.71%

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

Fund available in prior year but no activity.

	Sub-Account
	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (f)
Units, beginning of period	447	—
Units issued	296	457
Units redeemed	(743)	(10)

Units, end of period	—	447

Unit value, end of period $	6.65	5.54
Assets, end of period $	—	2,480
Investment income ratio*	87.27%	10.22%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	20.02%	(44.55%)

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

116

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	32,930	40,340	7,504	—
Units issued	24,262	24,420	44,553	7,736
Units redeemed	(35,507)	(31,830)	(11,717)	(232)

Units, end of period	21,685	32,930	40,340	7,504

Unit value, end of period $	10.94	8.32	13.75	13.57
Assets, end of period $	237,159	273,952	554,586	101,826
Investment income ratio*	1.16%	2.41%	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.47%	(39.49%) to (23.39%)	1.32%	20.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	145,276	261,353	240,688	227,332	226,763
Units issued	62,853	68,244	141,074	148,216	88,843
Units redeemed	(111,488)	(184,321)	(120,409)	(134,860)	(88,274)

Units, end of period	96,641	145,276	261,353	240,688	227,332

Unit value, end of period $	18.66 to 19.26	14.30 to 14.71	23.72 to 24.40	18.08 to 24.15	15.10 to 20.08
Assets, end of period $	1,785,233	2,096,612	6,258,053	5,725,741	4,510,252
Investment income ratio*	1.83%	1.77%	2.31%	1.27%	1.25%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	30.52% to 30.97%	(39.94%) to (39.73%)	0.63% to 1.03%	19.49% to 19.96%	9.95% to 10.33%

117

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	40,949	11,504	141	—
Units issued	32,120	73,492	50,077	146
Units redeemed	(30,032)	(44,047)	(38,714)	(5)

Units, end of period	43,037	40,949	11,504	141

Unit value, end of period $	15.96	12.11	17.26	14.66
Assets, end of period $	686,852	495,670	198,514	2,065
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.84%	(29.86%) to (21.80%)	17.73%	8.44%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	260,191	235,072	296,297	268,882	228,816
Units issued	114,028	280,570	112,666	210,936	114,558
Units redeemed	(274,054)	(255,451)	(173,891)	(183,521)	(74,492)

Units, end of period	100,165	260,191	235,072	296,297	268,882

Unit value, end of period $	19.41 to 20.01	14.82 to 15.23	21.29 to 21.79	18.21 to 18.57	16.91 to 17.15
Assets, end of period $	1,957,724	3,897,285	5,076,968	5,446,065	4,584,275
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	30.95% to 31.41%	(30.3%) to (30.11%)	16.91% to 17.32%	7.67% to 8.05%	11.91% to 12.25%

118

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	77,172	58,466	10,318	—
Units issued	142,835	64,061	66,712	10,940
Units redeemed	(88,271)	(45,355)	(18,564)	(622)

Units, end of period	131,736	77,172	58,466	10,318

Unit value, end of period $	14.20	9.19	13.03	12.82
Assets, end of period $	1,870,386	709,188	761,889	132,294
Investment income ratio*	13.46%	9.25%	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	54.51%	(29.48%) to (24.36%)	1.64%	10.48%

(g)	Fund available in prior year but no activity.

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	294,419	456,353	622,204	1,025,251	747,358
Units issued	170,151	139,507	222,523	335,772	576,968
Units redeemed	(240,100)	(301,441)	(388,374)	(738,819)	(299,075)

Units, end of period	224,470	294,419	456,353	622,204	1,025,251

Unit value, end of period $	19.87 to 20.50	12.94 to 13.31	18.42 to 18.94	15.50 to 18.69	14.12 to 16.99
Assets, end of period $	4,385,652	3,740,054	8,286,870	11,149,819	16,898,635
Investment income ratio*	11.42%	7.50%	12.22%	7.72%	5.03%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	53.51% to 54.05%	(29.98%) to (29.73%)	0.91% to 1.32%	9.61% to 10.05%	2.98% to 3.39%

119

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	14,162	17,941	2,855	—
Units issued	9,033	5,398	18,643	2,909
Units redeemed	(23,195)	(9,177)	(3,557)	(54)

Units, end of period	—	14,162	17,941	2,855

Unit value, end of period $	8.27	8.34	11.93	11.80
Assets, end of period $	—	118,153	214,061	33,687
Investment income ratio*	0.29%	2.85%	5.22%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.92%)	(30.07%) to (17.93%)	1.11%	8.77%

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	776,465	917,328	1,076,434	1,373,417	1,679,725
Units issued	61,508	183,110	239,053	143,883	211,726
Units redeemed	(837,973)	(323,973)	(398,159)	(440,866)	(518,034)

Units, end of period	—	776,465	917,328	1,076,434	1,373,417

Unit value, end of period $	13.76 to 14.23	13.92 to 14.37	20.06 to 20.63	16.89 to 20.47	15.63 to 18.89
Assets, end of period $	—	10,807,404	18,404,247	21,490,159	25,459,694
Investment income ratio*	0.32%	2.99%	3.89%	2.10%	1.59%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	(1.14%) to (1.01%)	(30.62%) to (30.33%)	0.40% to 0.81%	7.90% to 8.33%	4.49% to 4.90%

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

120

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	20,154	13,585	454	—
Units issued	30,718	20,613	20,258	474
Units redeemed	(15,388)	(14,044)	(7,127)	(20)

Units, end of period	35,484	20,154	13,585	454

Unit value, end of period $	12.05	10.16	16.55	14.84
Assets, end of period $	427,723	204,797	224,764	6,728
Investment income ratio*	3.08%	6.12%	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	18.62%	(38.58%) to (22.22%)	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05
Units, beginning of period	391,213	504,258	513,665	934,920	1,016,696
Units issued	127,741	137,701	142,487	408,054	375,227
Units redeemed	(213,147)	(250,746)	(151,894)	(829,309)	(457,003)

Units, end of period	305,807	391,213	504,258	513,665	934,920

Unit value, end of period $	14.85 to 15.33	12.60 to 12.96	20.60 to 21.18	15.30 to 19.01	12.33 to 15.29
Assets, end of period $	4,569,358	4,958,400	10,486,948	9,619,429	14,186,941
Investment income ratio*	2.35%	4.50%	2.21%	0.60%	0.74%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	17.87% to 18.28%	(39.02%) to (38.80%)	10.64% to 11.08%	23.91% to 24.33%	15.14% to 15.55%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

121

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)
Units, beginning of period	263,204	164,962	438,785	343,997	51,012
Units issued	61,341	231,501	126,457	167,620	392,254
Units redeemed	(149,856)	(133,259)	(400,280)	(72,832)	(99,269)

Units, end of period	174,689	263,204	164,962	438,785	343,997

Unit value, end of period $	18.43 to 18.79	13.45 to 13.67	24.37 to 24.73	21.27 to 21.49	17.07 to 17.18
Assets, end of period $	3,266,527	3,585,626	4,062,908	9,394,587	5,895,407
Investment income ratio*	12.43%	2.45%	3.63%	0.72%	0.79%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	36.96% to 37.44%	(44.90%) to (44.71%)	14.62% to 15.07%	24.62% to 25.11%	15.80% to 16.26%

(n)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	117,054	34,648	4,914	—
Units issued	139,800	146,008	42,350	169,895
Units redeemed	(65,017)	(63,602)	(12,616)	(164,981)

Units, end of period	191,837	117,054	34,648	4,914

Unit value, end of period $	36.81	26.52	47.69	41.18
Assets, end of period $	7,062,159	3,104,506	1,652,270	202,332
Investment income ratio*	4.04%	3.69%	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	38.80%	(44.38%) to (27.72%)	15.82%	27.11%

(g)	Fund available in prior year but no activity.

122

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	228,989	110,205	12,483	—
Units issued	181,534	202,989	109,273	12,824
Units redeemed	(114,615)	(84,205)	(11,551)	(341)

Units, end of period	295,908	228,989	110,205	12,483

Unit value, end of period $	12.59	9.16	18.51	15.41
Assets, end of period $	3,726,727	2,097,481	2,039,663	192,374
Investment income ratio*	1.29%	1.55%	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	37.49%	(50.51%) to (34.21%)	20.10%	23.96%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	159,575	144,407	112,824	469	—
Units issued	49,349	175,070	67,598	204,132	1,745
Units redeemed	(157,666)	(159,902)	(36,015)	(91,777)	(1,276)

Units, end of period	51,258	159,575	144,407	112,824	469

Unit value, end of period $	15.24 to 15.45	11.15 to 11.27	22.70 to 22.88	19.03 to 19.12	15.46
Assets, end of period $	787,343	1,795,448	3,296,001	2,154,500	7,257
Investment income ratio*	0.75%	1.25%	1.63%	0.25%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	36.67% to 37.08%	(50.88%) to (50.73%)	19.32% to 19.68%	23.04% to 23.40%	23.71%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

123

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	41,368	43,381	1,115	—
Units issued	79,270	25,614	50,754	1,143
Units redeemed	(120,638)	(27,627)	(8,488)	(28)

Units, end of period	—	41,368	43,381	1,115

Unit value, end of period $	11.68	7.39	15.73	14.27
Assets, end of period $	—	305,840	682,371	15,913
Investment income ratio*	2.06%	3.02%	4.61%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	57.92%	(53.00%) to (37.64%)	10.20%	27.73%

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	262,549	323,099	262,400	242,913	254,360
Units issued	185,819	170,062	224,368	115,106	115,857
Units redeemed	(448,368)	(230,612)	(163,669)	(95,619)	(127,304)

Units, end of period	—	262,549	323,099	262,400	242,913

Unit value, end of period $	21.04 to 21.71	13.43 to 13.82	28.66 to 29.47	16.52 to 26.77	13.00 to 21.03
Assets, end of period $	—	3,562,859	9,304,722	6,853,600	4,994,547
Investment income ratio*	1.91%	2.67%	2.93%	1.03%	0.86%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	56.61% to 57.09%	(53.29%) to (53.12%)	9.36% to 9.80%	26.84% to 27.29%	9.34% to 9.72%

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

124

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Small Company Trust Series 0
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	64,995
Units redeemed	(27,156)

Units, end of period	37,839

Unit value, end of period $	9.84
Assets, end of period $	372,374
Investment income ratio*	0.59%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(1.59%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

Sub-Account
International Small Company Trust Series 1
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	265,040
Units redeemed	(9,820)

Units, end of period	255,220

Unit value, end of period $	9.82 to 9.83
Assets, end of period $	2,507,098
Investment income ratio*	0.82%
Expense ratio, lowest to highest**	0.30% to 0.65%
Total return, lowest to highest***	(1.79%) to (1.74%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

125

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	67,718	8,699	156	—
Units issued	114,220	89,308	86,980	157
Units redeemed	(71,847)	(30,289)	(78,437)	(1)

Units, end of period	110,091	67,718	8,699	156

Unit value, end of period $	12.43	9.15	15.95	14.55
Assets, end of period $	1,368,878	619,413	138,707	2,266
Investment income ratio*	2.33%	4.68%	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.94%	(42.64%) to (26.82%)	9.61%	29.61%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	833,727	1,343,264	1,282,480	1,151,161	534,492
Units issued	342,720	462,638	635,732	802,307	1,071,184
Units redeemed	(622,169)	(972,175)	(574,948)	(670,988)	(454,515)

Units, end of period	554,278	833,727	1,343,264	1,282,480	1,151,161

Unit value, end of period $	18.02 to 18.68	13.35 to 13.79	23.37 to 24.12	21.49 to 22.42	16.70 to 17.40
Assets, end of period $	10,226,216	11,386,567	32,163,348	28,081,796	19,488,615
Investment income ratio*	2.20%	3.01%	4.36%	1.77%	0.66%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	34.90% to 35.44%	(43.04%) to (42.81%)	8.76% to 9.25%	28.68% to 29.27%	9.78% to 10.15%

126

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	23,104	21,474	—
Units issued	16,454	22,172	28,300
Units redeemed	(17,607)	(20,542)	(6,826)

Units, end of period	21,951	23,104	21,474

Unit value, end of period $	12.33	10.97	11.15
Assets, end of period $	270,739	253,456	239,428
Investment income ratio*	3.98%	6.27%	13.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.43%	(1.61%) to 0.35%	6.23%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	288,229	364,134	417,247	956,608	1,132,045
Units issued	94,522	58,613	101,824	255,155	240,139
Units redeemed	(158,179)	(134,518)	(154,937)	(794,516)	(415,576)

Units, end of period	224,572	288,229	364,134	417,247	956,608

Unit value, end of period $	24.12 to 24.90	21.59 to 22.21	22.03 to 22.66	18.33 to 21.40	17.79 to 20.67
Assets, end of period $	5,426,904	6,251,474	8,095,296	8,726,321	19,439,556
Investment income ratio*	4.75%	6.28%	8.92%	7.56%	5.63%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	11.72% to 12.11%	(2.31%) to (1.97%)	5.47% to 5.88%	2.84% to 3.26%	1.55% to 1.91%

127

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	8,969	3,559	64	—
Units issued	30,965	7,799	27,296	66
Units redeemed	(13,375)	(2,389)	(23,801)	(2)

Units, end of period	26,559	8,969	3,559	64

Unit value, end of period $	10.27	7.84	12.96	12.77
Assets, end of period $	272,677	70,272	46,121	818
Investment income ratio*	2.72%	2.41%	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.02%	(39.55%) to (28.84%)	1.53%	14.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	314,175	303,754	2,302	289	—
Units issued	73,118	102,040	348,751	2,142	304
Units redeemed	(205,882)	(91,619)	(47,299)	(129)	(15)

Units, end of period	181,411	314,175	303,754	2,302	289

Unit value, end of period $	12.43 to 12.64	9.54 to 9.69	15.89 to 16.06	15.80 to 15.85	13.90
Assets, end of period $	2,261,005	3,019,835	4,850,940	36,373	4,019
Investment income ratio*	1.86%	1.55%	0.81%	0.27%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	29.99% to 30.46%	(39.94%) to (39.70%)	0.68% to 1.09%	13.62% to 13.85%	11.22%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

128

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	53,141	12,352	251	—
Units issued	34,931	50,484	15,544	251
Units redeemed	(32,489)	(9,695)	(3,443)	—

Units, end of period	55,583	53,141	12,352	251

Unit value, end of period $	9.96	9.00	14.03	13.43
Assets, end of period $	553,539	478,069	173,316	3,364
Investment income ratio*	1.66%	3.76%	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.68%	(35.89%) to (22.82%)	4.45%	16.03%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	312,286	355,022	217,111	174,124	74,430
Units issued	226,016	139,873	249,955	186,497	144,010
Units redeemed	(400,004)	(182,609)	(112,044)	(143,510)	(44,316)

Units, end of period	138,298	312,286	355,022	217,111	174,124

Unit value, end of period $	18.44 to 18.82	16.78 to 17.07	26.35 to 26.72	25.41 to 25.69	22.06 to 22.24
Assets, end of period $	2,581,189	5,314,642	9,458,751	5,565,112	3,866,266
Investment income ratio*	1.41%	1.77%	1.03%	0.45%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	9.92% to 10.25%	(36.33%) to (36.13%)	3.70% to 4.01%	15.18% to 15.53%	14.74% to 15.08%

129

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of period	208,575	49,164	534	—
Units issued	204,213	193,153	77,108	579
Units redeemed	(131,740)	(33,742)	(28,478)	(45)

Units, end of period	281,048	208,575	49,164	534

Unit value, end of period $	11.41	8.41	14.50	13.34
Assets, end of period $	3,206,926	1,753,973	712,814	7,133
Investment income ratio*	1.13%	2.74%	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.70%	(42.00%) to (28.35%)	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)	Year Ended Dec. 31/05
Units, beginning of period	378,274	462,444	348,066	316,430	305,615
Units issued	369,002	178,424	197,231	121,063	63,954
Units redeemed	(365,096)	(262,594)	(82,853)	(89,427)	(53,139)

Units, end of period	382,180	378,274	462,444	348,066	316,430

Unit value, end of period $	17.59 to 18.15	13.05 to 13.42	22.65 to 23.20	16.82 to 21.44	14.65 to 18.58
Assets, end of period $	6,742,728	4,954,739	10,530,978	7,319,039	5,802,326
Investment income ratio*	1.09%	1.90%	9.52%	7.38%	1.79%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	34.75% to 35.22%	(42.37%) to (42.16%)	7.84% to 8.22%	14.72% to 15.11%	9.92% to 10.25%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

130

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of period	345,505	218,765	107,849	—
Units issued	542,287	252,640	129,478	110,597
Units redeemed	(514,971)	(125,900)	(18,562)	(2,748)

Units, end of period	372,821	345,505	218,765	107,849

Unit value, end of period $	11.85	9.06	13.19	12.37
Assets, end of period $	4,419,554	3,128,937	2,884,985	1,334,204
Investment income ratio*	4.92%	4.16%	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.89%	(31.33%) to (21.25%)	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/05
Units, beginning of period	512,877	525,031	693,715	934,585	914,120
Units issued	313,368	216,482	116,050	245,346	282,338
Units redeemed	(417,108)	(228,636)	(284,734)	(486,216)	(261,873)

Units, end of period	409,137	512,877	525,031	693,715	934,585

Unit value, end of period $	22.00 to 22.71	16.94 to 17.42	24.81 to 25.43	18.61 to 23.96	16.60 to 21.26
Assets, end of period $	9,013,279	8,730,517	13,079,455	16,303,510	19,581,681
Investment income ratio*	4.47%	3.23%	7.44%	5.76%	3.96%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	29.90% to 30.35%	(31.74%) to (31.50%)	5.77% to 6.15%	12.01% to 12.39%	6.20% to 6.51%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

131

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	34,442	2,736	114	—
Units issued	102,908	34,420	3,731	115
Units redeemed	(37,205)	(2,714)	(1,109)	(1)

Units, end of period	100,145	34,442	2,736	114

Unit value, end of period $	12.15	9.99	11.81	11.21
Assets, end of period $	1,216,629	344,025	32,325	1,287
Investment income ratio*	8.43%	25.38%	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	21.63%	(15.43%) to (10.74%)	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/05
Units, beginning of period	178,286	289,337	55,589	284,921	268,947
Units issued	22,075	153,526	257,589	66,508	55,265
Units redeemed	(124,945)	(264,577)	(23,841)	(295,840)	(39,291)

Units, end of period	75,416	178,286	289,337	55,589	284,921

Unit value, end of period $	23.99 to 24.76	19.84 to 20.40	23.65 to 24.23	18.47 to 23.07	17.13 to 21.23
Assets, end of period $	1,800,796	3,567,617	6,915,236	1,239,063	5,962,323
Investment income ratio*	4.29%	3.34%	9.12%	6.17%	5.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	20.92% to 21.35%	(16.12%) to (15.82%)	4.70% to 5.05%	7.73% to 8.11%	2.22% to 2.48%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	492,467	279,917	113,970	—
Units issued	372,790	324,378	198,908	118,278
Units redeemed	(141,274)	(111,828)	(32,961)	(4,308)

Units, end of period	723,983	492,467	279,917	113,970

Unit value, end of period $	11.64	8.73	13.76	12.79
Assets, end of period $	8,427,534	4,299,878	3,850,878	1,457,877
Investment income ratio*	4.17%	3.60%	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.33%	(36.54%) to (24.41%)	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05
Units, beginning of period	616,972	589,218	507,106	416,491	417,608
Units issued	342,277	167,165	190,193	158,281	130,964
Units redeemed	(391,568)	(139,411)	(108,081)	(67,666)	(132,081)

Units, end of period	567,681	616,972	589,218	507,106	416,491

Unit value, end of period $	20.04 to 20.69	15.14 to 15.57	24.03 to 24.63	17.42 to 22.91	15.44 to 20.26
Assets, end of period $	11,437,781	9,400,374	14,223,964	11,424,780	8,315,803
Investment income ratio*	3.52%	2.71%	7.66%	5.75%	2.70%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	32.43% to 32.90%	(37.01%) to (36.79%)	6.82% to 7.20%	12.76% to 13.11%	7.96% to 8.28%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	128,902	36,346	1,032	—
Units issued	290,244	185,989	51,669	1,056
Units redeemed	(143,591)	(93,433)	(16,355)	(24)

Units, end of period	275,555	128,902	36,346	1,032

Unit value, end of period $	11.90	9.35	12.33	11.71
Assets, end of period $	3,277,916	1,205,627	448,263	12,083
Investment income ratio*	9.25%	7.22%	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	27.18%	(24.16%) to (16.44%)	5.34%	10.49%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05
Units, beginning of period	93,927	103,478	137,665	143,857	170,770
Units issued	84,461	61,722	135,935	158,656	66,570
Units redeemed	(81,047)	(71,273)	(170,122)	(164,848)	(93,483)

Units, end of period	97,341	93,927	103,478	137,665	143,857

Unit value, end of period $	22.84 to 23.57	18.06 to 18.57	23.99 to 24.59	18.23 to 23.42	16.60 to 21.22
Assets, end of period $	2,238,073	1,708,801	2,495,078	3,158,679	3,008,972
Investment income ratio*	4.98%	3.94%	6.52%	3.83%	4.03%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	26.44% to 26.88%	(24.72%) to (24.46%)	4.61% to 4.98%	9.70% to 10.09%	3.48% to 3.79%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

134

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	105,314	71,068	25,037	—
Units issued	101,997	65,541	85,093	25,693
Units redeemed	(70,504)	(31,295)	(39,062)	(656)

Units, end of period	136,807	105,314	71,068	25,037

Unit value, end of period $	13.07	9.56	15.02	13.97
Assets, end of period $	1,788,270	1,006,767	1,067,496	349,681
Investment income ratio*	1.18%	1.14%	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	36.74%	(36.36%) to (29.45%)	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	855,105	1,227,846	315,280	329,426	411,020
Units issued	136,277	151,549	1,720,087	210,019	329,260
Units redeemed	(447,190)	(524,290)	(807,521)	(224,165)	(410,854)

Units, end of period	544,192	855,105	1,227,846	315,280	329,426

Unit value, end of period $	18.78 to 19.38	13.82 to 14.22	21.80 to 22.42	20.42 to 20.92	18.74 to 19.08
Assets, end of period $	10,434,709	12,037,182	27,299,289	6,517,466	6,231,380
Investment income ratio*	0.95%	0.91%	1.22%	0.63%	0.76%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	35.88% to 36.36%	(36.82%) to (36.61%)	6.76% to 7.19%	8.95% to 9.39%	11.24% to 11.63%

135

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08 (g)
Units, beginning of period	5,308	—
Units issued	4,134	6,131
Units redeemed	(9,442)	(823)

Units, end of period	—	5,308

Unit value, end of period $	6.89	5.40
Assets, end of period $	—	28,673
Investment income ratio*	0.73%	0.28%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	27.59%	(42.00%) to (30.76%)

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	—	89	—
Units issued	—	94	89
Units redeemed	—	(183)	—

Units, end of period	—	—	89

Unit value, end of period $	8.46	6.67	11.59
Assets, end of period $	—	—	1,036
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%	0.65%
Total return, lowest to highest***	26.77%	(42.43%)	(7.29%)

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

136

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	60,664	29,434	3,497	—
Units issued	82,168	61,193	29,526	3,810
Units redeemed	(41,726)	(29,963)	(3,589)	(313)

Units, end of period	101,106	60,664	29,434	3,497

Unit value, end of period $	36.43	27.71	49.27	39.87
Assets, end of period $	3,683,767	1,681,202	1,450,200	139,406
Investment income ratio*	0.00%	0.00%	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.47%	(43.75%) to (29.90%)	23.59%	13.66%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	736,367	690,454	746,822	842,918	1,191,214
Units issued	362,044	379,942	268,501	429,518	832,322
Units redeemed	(702,873)	(334,029)	(324,869)	(525,614)	(1,180,618)

Units, end of period	395,538	736,367	690,454	746,822	842,918

Unit value, end of period $	15.65 to 16.23	12.00 to 12.39	21.39 to 22.00	17.44 to 18.58	15.46 to 16.45
Assets, end of period $	6,306,437	9,024,765	15,137,410	13,282,114	13,361,473
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	30.50% to 31.03%	(44.13%) to (43.90%)	22.70% to 23.20%	12.75% to 13.21%	13.77% to 14.23%

137

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	162,505	28,637	7,923	—
Units issued	15,077	298,591	32,428	8,649
Units redeemed	(177,582)	(164,723)	(11,714)	(726)

Units, end of period	—	162,505	28,637	7,923

Unit value, end of period $	8.24	7.78	12.76	12.67
Assets, end of period $	—	1,263,839	365,431	100,380
Investment income ratio*	1.30%	2.65%	1.27%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	5.96%	(39.05%) to (25.96%)	0.72%	12.30%

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	477,981	542,856	1,452,791	1,656,848	753,501
Units issued	79,265	278,961	125,745	665,474	1,329,000
Units redeemed	(557,246)	(343,836)	(1,035,680)	(869,531)	(425,653)

Units, end of period	—	477,981	542,856	1,452,791	1,656,848

Unit value, end of period $	13.73 to 14.17	13.00 to 13.40	21.46 to 22.04	21.46 to 21.94	19.24 to 19.55
Assets, end of period $	—	6,317,840	11,820,247	31,558,117	32,162,303
Investment income ratio*	1.12%	1.73%	1.00%	0.69%	0.38%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	5.61% to 5.75%	(39.43%) to (39.19%)	0.04% to 0.44%	11.55% to 12.00%	7.31% to 7.68%

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

138

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	84,702	110,206	43,969	—
Units issued	251,826	161,497	149,985	46,901
Units redeemed	(81,832)	(187,001)	(83,748)	(2,932)

Units, end of period	254,696	84,702	110,206	43,969

Unit value, end of period $	20.74	14.18	21.71	21.60
Assets, end of period $	5,283,386	1,201,290	2,392,619	949,770
Investment income ratio*	0.78%	1.31%	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	46.27%	(34.67%) to (27.51%)	0.51%	20.34%

(g)	Fund available in prior year but no activity.

Sub-Account
Mid Value Trust Series 1
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	473,014
Units redeemed	(109,386)

Units, end of period	363,628

Unit value, end of period $	13.49 to 13.52
Assets, end of period $	4,909,319
Investment income ratio*	0.51%
Expense ratio, lowest to highest**	0.25% to 0.65%
Total return, lowest to highest***	34.85% to 35.21%

(g)	Fund available in prior year but no activity.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,093,720	1,343,526	429,969	—
Units issued	2,868,379	4,806,729	2,530,991	705,113
Units redeemed	(4,371,260)	(2,056,535)	(1,617,434)	(275,144)

Units, end of period	2,590,839	4,093,720	1,343,526	429,969

Unit value, end of period $	17.34	17.26	16.90	16.12
Assets, end of period $	44,928,442	70,653,639	22,707,880	6,933,060
Investment income ratio*	0.51%	2.02%	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.47%	0.40% to 2.12%	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	4,818,232	4,025,524	4,383,149	2,786,033	2,174,205
Units issued	2,542,228	2,612,046	1,324,785	4,547,755	2,639,719
Units redeemed	(5,626,606)	(1,819,338)	(1,682,410)	(2,950,639)	(2,027,891)

Units, end of period	1,733,854	4,818,232	4,025,524	4,383,149	2,786,033

Unit value, end of period $	21.00 to 21.78	21.09 to 21.78	20.80 to 21.46	14.58 to 20.58	14.04 to 19.65
Assets, end of period $	35,883,153	101,314,436	83,833,691	86,696,310	52,697,960
Investment income ratio*	0.24%	1.73%	4.46%	4.40%	2.66%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	(0.46%) to (0.04%)	1.09% to 1.52%	3.83% to 4.30%	3.70% to 4.17%	1.95% to 2.31%

140

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	59,882	34,188	228	—
Units issued	136,941	80,652	44,794	236
Units redeemed	(83,142)	(54,958)	(10,834)	(8)

Units, end of period	113,681	59,882	34,188	228

Unit value, end of period $	18.36	11.53	23.82	16.92
Assets, end of period $	2,086,992	690,422	814,432	3,857
Investment income ratio*	1.11%	0.74%	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	59.23%	(51.60%) to (41.22%)	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	241,760	254,942	176,488	161,459	88,358
Units issued	121,039	266,782	145,660	253,308	197,987
Units redeemed	(237,882)	(279,964)	(67,206)	(238,279)	(124,886)

Units, end of period	124,917	241,760	254,942	176,488	161,459

Unit value, end of period $	41.68 to 42.66	26.35 to 26.88	54.82 to 55.72	39.22 to 39.65	32.28 to 32.54
Assets, end of period $	5,252,760	6,450,461	14,108,807	6,971,550	5,420,454
Investment income ratio*	1.02%	0.59%	1.07%	0.50%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	58.16% to 58.71%	(51.93%) to (51.76%)	39.76% to 40.25%	21.50% to 21.87%	45.82% to 46.26%

141

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	90,036	2,943	154	—
Units issued	18,980	142,562	3,223	160
Units redeemed	(90,481)	(55,469)	(434)	(6)

Units, end of period	18,535	90,036	2,943	154

Unit value, end of period $	10.02	7.81	13.73	13.22
Assets, end of period $	185,772	703,064	40,413	2,045
Investment income ratio*	1.12%	1.17%	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.35%	(43.12%) to (28.05%)	3.82%	15.24%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	4,357	53	50	1,712	164
Units issued	10,781	10,535	13,530	34,598	3,081
Units redeemed	(9,262)	(6,231)	(13,527)	(36,260)	(1,533)

Units, end of period	5,876	4,357	53	50	1,712

Unit value, end of period $	16.20 to 16.52	12.71 to 12.85	22.51 to 22.72	21.84 to 21.99	19.08 to 19.18
Assets, end of period $	96,452	56,007	1,200	1,093	32,673
Investment income ratio*	1.50%	0.96%	0.31%	0.01%	3.08%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	27.44% to 27.82%	(43.55%) to (43.43%)	3.11% to 3.31%	14.42% to 14.65%	7.88% to 8.10%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,363	3,611	124	—
Units issued	9,599	2,253	5,310	129
Units redeemed	(2,270)	(2,501)	(1,823)	(5)

Units, end of period	10,692	3,363	3,611	124

Unit value, end of period $	9.46	7.60	12.91	13.61
Assets, end of period $	101,134	25,545	46,602	1,687
Investment income ratio*	2.64%	2.76%	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.53%	(41.15%) to (27.37%)	(5.17%)	21.36%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	50	29,814	1,038	—	—
Units issued	2,897	8,708	56,475	14,129	1,072
Units redeemed	(2,947)	(38,472)	(27,699)	(13,091)	(1,072)

Units, end of period	—	50	29,814	1,038	—

Unit value, end of period $	13.13 to 13.20	10.50 to 10.65	17.97 to 18.17	19.08 to 19.18	15.85
Assets, end of period $	12	538	539,099	19,810	—
Investment income ratio*	0.07%	0.05%	2.27%	0.22%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.45%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	23.92% to 24.02%	(41.58%) to (41.40%)	(5.81%) to (5.53%)	20.38% to 20.63%	8.48%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

143

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	147,439	137,614	65,482	—
Units issued	51,021	75,397	168,518	66,602
Units redeemed	(48,229)	(65,572)	(96,386)	(1,120)

Units, end of period	150,231	147,439	137,614	65,482

Unit value, end of period $	16.25	12.42	21.43	19.04
Assets, end of period $	2,440,966	1,831,075	2,948,953	1,246,990
Investment income ratio*	2.24%	2.06%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.83%	(42.05%) to (24.67%)	12.53%	19.76%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	50,561	25,967	141	—
Units issued	46,361	85,741	36,865	146
Units redeemed	(56,172)	(61,147)	(11,039)	(5)

Units, end of period	40,750	50,561	25,967	141

Unit value, end of period $	12.23	9.25	15.40	14.10
Assets, end of period $	498,186	467,715	399,811	1,981
Investment income ratio*	0.90%	1.53%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	32.20%	(39.92%) to (19.85%)	9.19%	11.22%

(g)	Fund available in prior year but no activity.

144

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	513,139	531,658	677,202	562,685	592,545
Units issued	126,675	299,011	233,026	604,396	242,075
Units redeemed	(431,096)	(317,530)	(378,570)	(489,879)	(271,935)

Units, end of period	208,718	513,139	531,658	677,202	562,685

Unit value, end of period $	11.41 to 11.83	8.69 to 8.97	14.58 to 14.99	13.46 to 16.58	12.20 to 15.01
Assets, end of period $	2,425,418	4,554,939	7,900,944	9,231,358	6,929,233
Investment income ratio*	0.94%	1.63%	1.81%	0.90%	0.86%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	31.41% to 31.93%	(40.43%) to (40.19%)	8.37% to 8.81%	10.27% to 10.71%	24.89% to 25.32%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	71,624	61,644	61,253	—
Units issued	76,003	95,202	41,795	71,898
Units redeemed	(60,271)	(85,222)	(41,404)	(10,645)

Units, end of period	87,356	71,624	61,644	61,253

Unit value, end of period $	63.50	48.75	80.44	95.27
Assets, end of period $	5,547,371	3,491,635	4,958,485	5,835,277
Investment income ratio*	3.49%	3.49%	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.26%	(39.39%) to (38.33%)	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

145

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	221,440	283,937	366,108	472,983	511,509
Units issued	58,954	73,525	91,471	79,184	132,415
Units redeemed	(114,951)	(136,022)	(173,642)	(186,059)	(170,941)

Units, end of period	165,443	221,440	283,937	366,108	472,983

Unit value, end of period $	74.65 to 77.39	57.75 to 59.63	96.01 to 98.74	45.30 to 117.35	32.99 to 85.23
Assets, end of period $	12,238,675	12,770,010	27,305,782	41,904,090	39,627,992
Investment income ratio*	3.52%	3.23%	2.57%	1.78%	1.96%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	29.27% to 29.78%	(39.85%) to (39.60%)	(16.20%) to (15.86%)	37.14% to 37.69%	11.07% to 11.52%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	91,101	14,342	9,519	—
Units issued	300,552	115,493	8,989	9,712
Units redeemed	(73,419)	(38,734)	(4,166)	(193)

Units, end of period	318,234	91,101	14,342	9,519

Unit value, end of period $	11.81	9.88	11.14	10.01
Assets, end of period $	3,759,357	900,310	159,791	95,237
Investment income ratio*	10.16%	0.58%	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.54%	(11.50%) to (11.30%)	11.36%	0.43%

(g)	Fund available in prior year but no activity.

146

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	373,272	350,490	175,568	116,509	111,729
Units issued	207,023	476,953	230,718	103,018	85,239
Units redeemed	(337,649)	(454,171)	(55,796)	(43,959)	(80,459)

Units, end of period	242,646	373,272	350,490	175,568	116,509

Unit value, end of period $	16.45 to 16.79	13.86 to 14.10	15.72 to 15.95	14.22 to 14.38	14.25 to 14.37
Assets, end of period $	4,034,568	5,236,778	5,575,602	2,514,498	1,669,468
Investment income ratio*	9.48%	0.55%	7.51%	2.37%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	18.70% to 19.06%	(11.86%) to (11.59%)	10.58% to 10.94%	(0.27%) to 0.05%	0.78% to 1.09%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	61,404	31,366	83	—
Units issued	67,062	105,213	44,540	86
Units redeemed	(68,160)	(75,175)	(13,257)	(3)

Units, end of period	60,306	61,404	31,366	83

Unit value, end of period $	13.02	7.91	14.24	11.90
Assets, end of period $	785,456	485,962	446,630	986
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	64.57%	(44.42%) to (29.01%)	19.62%	5.60%

(g)	Fund available in prior year but no activity.

147

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	635,775	857,168	1,326,101	1,728,120	2,513,425
Units issued	186,685	370,686	686,435	490,113	687,432
Units redeemed	(373,819)	(592,079)	(1,155,368)	(892,132)	(1,472,737)

Units, end of period	448,641	635,775	857,168	1,326,101	1,728,120

Unit value, end of period $	15.17 to 15.66	9.28 to 9.55	16.76 to 17.24	5.41 to 14.46	5.16 to 13.74
Assets, end of period $	5,600,349	5,102,005	12,527,168	16,624,064	20,287,236
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	63.41% to 64.00%	(44.81%) to (44.61%)	18.72% to 19.21%	4.79% to 5.21%	1.37% to 1.78%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,708	5,739	1,338	—
Units issued	27,711	13,807	5,337	42,917
Units redeemed	(14,302)	(14,838)	(936)	(41,579)

Units, end of period	18,117	4,708	5,739	1,338

Unit value, end of period $	18.41	15.45	19.05	18.45
Assets, end of period $	333,591	72,706	109,311	24,683
Investment income ratio*	5.26%	9.13%	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.21%	(18.92%) to (15.98%)	3.25%	4.55%

(g)	Fund available in prior year but no activity.

148

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	193,656	174,922	107,112	—
Units issued	155,489	162,394	178,101	112,610
Units redeemed	(124,017)	(143,660)	(110,291)	(5,498)

Units, end of period	225,128	193,656	174,922	107,112

Unit value, end of period $	15.92	11.84	19.59	17.19
Assets, end of period $	3,584,964	2,293,376	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	34.46%	(39.54%) to (28.06%)	13.98%	13.47%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Units, beginning of period	6,857	—
Units issued	114,312	46,848
Units redeemed	(95,009)	(39,991)

Units, end of period	26,160	6,857

Unit value, end of period $	13.36 to 13.41	9.99 to 10.00
Assets, end of period $	350,191	68,532
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	33.71% to 34.12%	(0.08%) to (0.04%)

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

149

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	42,355	25,817	11,525	—
Units issued	86,168	53,939	25,127	35,074
Units redeemed	(27,251)	(37,401)	(10,835)	(23,549)

Units, end of period	101,272	42,355	25,817	11,525

Unit value, end of period $	12.74	10.05	15.16	15.48
Assets, end of period $	1,289,837	425,740	391,430	178,426
Investment income ratio*	1.12%	1.47%	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.70%	(33.70%) to (30.20%)	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	245,098	339,311	668,353	728,419	453,968
Units issued	349,934	89,307	81,643	167,253	454,316
Units redeemed	(460,653)	(183,520)	(410,685)	(227,319)	(179,865)

Units, end of period	134,379	245,098	339,311	668,353	728,419

Unit value, end of period $	15.04 to 15.52	11.95 to 12.29	18.08 to 18.59	18.61 to 19.06	15.94 to 16.25
Assets, end of period $	2,052,561	2,975,902	6,241,315	12,623,575	11,739,024
Investment income ratio*	0.68%	1.23%	1.61%	0.49%	0.53%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	25.82% to 26.27%	(34.14%) to (33.91%)	(2.85%) to (2.46%)	16.79% to 17.26%	3.16% to 3.58%

150

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	3,802	3,554	—
Units issued	9,497	4,502	5,199
Units redeemed	(6,541)	(4,254)	(1,645)

Units, end of period	6,758	3,802	3,554

Unit value, end of period $	9.21	6.87	11.87
Assets, end of period $	62,221	26,117	42,196
Investment income ratio*	0.00%	2.38%	2.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	34.03%	(42.13%) to (30.69%)	(7.60%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	57,063	137,943	282,521	256,511	74,332
Units issued	55,858	31,333	64,717	171,059	314,871
Units redeemed	(61,918)	(112,213)	(209,295)	(145,049)	(132,692)

Units, end of period	51,003	57,063	137,943	282,521	256,511

Unit value, end of period $	17.95 to 18.37	13.50 to 13.77	23.42 to 23.86	25.54 to 25.92	23.28 to 23.53
Assets, end of period $	923,018	775,813	3,272,245	7,281,857	6,011,042
Investment income ratio*	0.00%	2.16%	1.75%	0.68%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	33.00% to 33.46%	(42.51%) to (42.30%)	(8.31%) to (7.94%)	9.68% to 10.12%	7.02% to 7.45%

151

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	104,513	102,009	124,341	—
Units issued	101,116	94,913	15,444	143,375
Units redeemed	(67,539)	(92,409)	(37,776)	(19,034)

Units, end of period	138,090	104,513	102,009	124,341

Unit value, end of period $	32.75	25.43	34.40	35.44
Assets, end of period $	4,523,174	2,658,179	3,509,437	4,406,358
Investment income ratio*	0.74%	1.36%	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.79%	(27.51%) to (26.07%)	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	64,320	747	—
Units issued	34,363	127,542	31,908
Units redeemed	(72,228)	(63,969)	(31,161)

Units, end of period	26,455	64,320	747

Unit value, end of period $	11.51 to 11.68	9.10 to 9.12	12.26 to 12.39
Assets, end of period $	308,717	582,478	9,201
Investment income ratio*	0.52%	2.10%	0.02%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	27.80% to 28.07%	(26.56%) to (26.41%)	(1.88%) to (0.88%)

(ac)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

152

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	137,383	78,273	77,847	2,740	—
Units issued	81,625	70,823	9,939	90,180	10,254
Units redeemed	(219,008)	(11,713)	(9,513)	(15,073)	(7,514)

Units, end of period	—	137,383	78,273	77,847	2,740

Unit value, end of period $	9.01 to 9.15	8.79 to 8.92	15.60 to 15.77	16.80 to 16.93	16.01 tos 16.06
Assets, end of period $	—	1,225,349	1,234,056	1,317,577	43,967
Investment income ratio*	0.01%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	2.46% to 2.56%	(43.61%) to (43.44%)	(7.15%) to (6.86%)	4.92% to 5.23%	5.63% to 5.84%

(an)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	92,095	50,455	5,566	—
Units issued	53,623	80,014	60,594	6,551
Units redeemed	(81,255)	(38,374)	(15,705)	(985)

Units, end of period	64,463	92,095	50,455	5,566

Unit value, end of period $	12.36	9.67	13.25	13.41
Assets, end of period $	796,777	890,555	668,711	74,625
Investment income ratio*	0.40%	0.86%	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	27.82%	(29.59%) to (27.05%)	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

153

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	659,315	896,860	1,197,374	1,534,174	1,525,817
Units issued	232,804	326,502	494,264	813,580	766,171
Units redeemed	(483,048)	(564,047)	(794,778)	(1,150,380)	(757,814)

Units, end of period	409,071	659,315	896,860	1,197,374	1,534,174

Unit value, end of period $	17.25 to 17.88	13.60 to 14.04	18.69 to 19.29	19.05 to 28.45	16.62 to 24.78
Assets, end of period $	7,560,437	9,496,541	17,636,851	23,687,841	26,095,828
Investment income ratio*	0.39%	0.66%	0.15%	0.07%	0.27%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	26.86% to 27.37%	(27.52%) to (27.24%)	(1.89%) to (1.44%)	14.62% to 15.13%	6.29% to 6.66%

Sub-Account
Smaller Company Growth Trust Series 0
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	22,836
Units redeemed	(3,897)

Units, end of period	18,939

Unit value, end of period $	10.52
Assets, end of period $	199,275
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	5.22%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

154

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	1,751,431
Units redeemed	(37,678)

Units, end of period	1,713,753

Unit value, end of period $	10.51 to 10.52
Assets, end of period $	18,017,839
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%
Total return, lowest to highest***	5.12% to 5.19%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	9,710	12,929	—	—
Units issued	64,448	4,939	18,075	60
Units redeemed	(29,886)	(8,158)	(5,146)	(60)

Units, end of period	44,272	9,710	12,929	—

Unit value, end of period $	11.39	9.23	10.99	10.99
Assets, end of period $	504,215	89,594	142,120	—
Investment income ratio*	7.86%	6.78%	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	23.45%	(16.07%) to (9.37%)	0.02%	7.05%

(g)	Fund available in prior year but no activity.

155

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	93,122	201,762	249,209	253,221	238,775
Units issued	71,772	54,133	109,181	138,457	176,347
Units redeemed	(93,034)	(162,773)	(156,628)	(142,469)	(161,901)

Units, end of period	71,860	93,122	201,762	249,209	253,221

Unit value, end of period $	22.16 to 22.87	18.07 to 18.59	21.60 to 22.22	19.92 to 22.32	18.71 to 20.86
Assets, end of period $	1,594,659	1,680,117	4,397,774	5,459,524	5,217,823
Investment income ratio*	7.28%	5.08%	9.23%	6.48%	2.48%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	22.61% to 23.05%	(16.62%) to (16.33%)	(0.85%) to (0.45%)	6.31% to 6.73%	1.98% to 2.34%

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	1,515	1,248	—
Units issued	35,273	766	1,481
Units redeemed	(6,454)	(499)	(233)

Units, end of period	30,334	1,515	1,248

Unit value, end of period $	13.13	10.36	11.33
Assets, end of period $	398,301	15,689	14,141
Investment income ratio*	11.32%	11.82%	2.57%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.78%	(8.57%) to (8.05%)	5.85%

(g)	Fund available in prior year but no activity.

156

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	83,658	16,393	35,928	78,004	2,225
Units issued	44,874	185,983	20,922	37,952	90,668
Units redeemed	(88,845)	(118,718)	(40,457)	(80,028)	(14,889)

Units, end of period	39,687	83,658	16,393	35,928	78,004

Unit value, end of period $	17.10 to 17.40	13.59 to 13.79	14.97 to 15.14	14.24 to 14.35	13.78 to 13.82
Assets, end of period $	679,706	1,151,717	245,858	512,297	1,075,257
Investment income ratio*	10.03%	12.21%	1.70%	2.03%	12.20%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	25.84% to 26.23%	(9.22%) to (8.93%)	5.16% to 5.51%	3.31% to 3.62%	1.64% to 1.81%

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of period	279,913	156,154	103,058	—
Units issued	294,840	259,709	171,563	107,642
Units redeemed	(202,694)	(135,950)	(118,467)	(4,584)

Units, end of period	372,059	279,913	156,154	103,058

Unit value, end of period $	19.14	18.01	17.03	15.89
Assets, end of period $	7,122,388	5,041,514	2,658,477	1,637,785
Investment income ratio*	5.55%	6.26%	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	6.29%	3.52% to 5.79%	7.13%	4.07%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

157

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	224,706	72,293	34,283	—
Units issued	744,455	237,637	55,834	36,837
Units redeemed	(98,773)	(85,224)	(17,824)	(2,554)

Units, end of period	870,388	224,706	72,293	34,283

Unit value, end of period $	14.46	12.71	12.37	11.39
Assets, end of period $	12,583,045	2,857,007	894,516	390,568
Investment income ratio*	5.68%	5.58%	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.71%	2.76% to 2.76%	8.61%	3.67%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,143,657	1,745,005	1,570,478	2,385,781	2,833,935
Units issued	1,140,824	1,884,675	1,105,189	879,060	1,121,316
Units redeemed	(1,319,426)	(1,486,023)	(930,662)	(1,694,363)	(1,569,470)

Units, end of period	1,965,055	2,143,657	1,745,005	1,570,478	2,385,781

Unit value, end of period $	22.49 to 23.33	19.93 to 20.59	19.46 to 20.09	18.06 to 18.56	17.56 to 17.92
Assets, end of period $	45,086,578	43,539,894	34,656,094	28,840,343	42,371,818
Investment income ratio*	4.05%	4.60%	7.86%	3.62%	2.49%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	12.86% to 13.31%	2.10% to 2.52%	7.73% to 8.23%	2.89% to 3.34%	1.76% to 2.17%

158

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	6,539	6,922	37	—
Units issued	44,607	23,133	8,318	37
Units redeemed	(24,618)	(23,516)	(1,433)	—

Units, end of period	26,528	6,539	6,922	37

Unit value, end of period $	39.42	30.58	48.65	46.25
Assets, end of period $	1,045,820	199,933	336,768	1,715
Investment income ratio*	1.76%	0.93%	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.93%	(37.15%) to (25.73%)	5.19%	15.33%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	186,446	260,998	212,749	323,999	230,903
Units issued	125,758	90,395	144,535	144,172	313,142
Units redeemed	(247,126)	(164,947)	(96,286)	(255,422)	(220,046)

Units, end of period	65,078	186,446	260,998	212,749	323,999

Unit value, end of period $	11.14 to 11.45	8.70 to 8.91	13.90 to 14.29	13.31 to 13.63	11.62 to 11.83
Assets, end of period $	729,447	1,649,478	3,702,220	2,867,841	3,807,527
Investment income ratio*	1.04%	1.61%	2.17%	1.02%	0.99%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	28.03% to 28.42%	(37.61%) to (37.42%)	4.44% to 4.86%	14.49% to 14.95%	4.96% to 5.32%

159

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	15,529	7,826	30	—
Units issued	139,953	62,022	13,928	31
Units redeemed	(40,450)	(54,319)	(6,132)	(1)

Units, end of period	115,032	15,529	7,826	30

Unit value, end of period $	13.51	12.45	12.64	12.24
Assets, end of period $	1,554,148	193,403	98,886	370
Investment income ratio*	4.44%	3.95%	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.49%	(1.44%) to 0.56%	3.25%	4.39%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	464,134	571,273	690,780	649,545	541,692
Units issued	160,837	478,767	356,594	578,659	404,113
Units redeemed	(460,166)	(585,906)	(476,101)	(537,424)	(296,260)

Units, end of period	164,805	464,134	571,273	690,780	649,545

Unit value, end of period $	17.06 to 17.69	15.84 to 16.37	16.12 to 16.64	15.74 to 16.94	15.18 to 16.32
Assets, end of period $	2,853,193	7,525,507	9,452,949	11,102,160	9,984,112
Investment income ratio*	2.03%	3.56%	8.20%	5.48%	1.72%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	7.68% to 8.11%	(2.05%) to (1.66%)	2.43% to 2.89%	3.66% to 4.13%	0.87% to 1.24%

160

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,468	1,133	400	—
Units issued	14,654	19,427	929	414
Units redeemed	(12,288)	(2,092)	(196)	(14)

Units, end of period	20,834	18,468	1,133	400

Unit value, end of period $	13.65	9.31	11.76	11.42
Assets, end of period $	284,302	171,876	13,322	4,564
Investment income ratio*	13.02%	21.85%	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	46.65%	(20.85%) to (19.03%)	3.00%	9.60%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,523	18,379	197	—
Units issued	110,223	138,980	39,504	201
Units redeemed	(92,246)	(155,836)	(21,322)	(4)

Units, end of period	19,500	1,523	18,379	197

Unit value, end of period $	16.51 to 16.75	11.33 to 11.46	14.42 to 14.54	14.11
Assets, end of period $	322,341	17,289	265,248	2,781
Investment income ratio*	8.65%	1.00%	10.24%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	45.64% to 46.08%	(21.38%) to (21.14%)	2.19% to 2.52%	8.89%

(g)	Fund available in prior year but no activity.

161

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	6,355	9,555	—	—
Units issued	8,638	3,767	19,992	8,184
Units redeemed	(14,993)	(6,967)	(10,437)	(8,184)

Units, end of period	—	6,355	9,555	—

Unit value, end of period $	7.51	7.57	12.37	12.41
Assets, end of period $	—	48,088	118,228	—
Investment income ratio*	0.78%	1.94%	1.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.75%)	(38.85%) to (23.68%)	(0.26%)	10.68%

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	933,397	1,308,474	1,435,047	1,555,399	1,640,031
Units issued	110,314	154,180	313,621	270,247	430,513
Units redeemed	(1,043,711)	(529,257)	(440,194)	(390,599)	(515,145)

Units, end of period	—	933,397	1,308,474	1,435,047	1,555,399

Unit value, end of period $	9.57 to 9.89	9.66 to 9.97	15.86 to 16.36	16.02 to 16.46	14.58 to 14.84
Assets, end of period $	—	9,057,849	20,972,000	23,164,531	22,779,517
Investment income ratio*	0.63%	2.17%	1.09%	0.57%	0.43%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	(0.94%) to (0.81%)	(39.29%) to (39.04%)	(1.04%) to (0.60%)	9.88% to 10.38%	5.08% to 5.45%

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

162

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	55,369	17,927	149	—
Units issued	56,984	78,710	23,920	155
Units redeemed	(79,509)	(41,268)	(6,142)	(6)

Units, end of period	32,844	55,369	17,927	149

Unit value, end of period $	15.88	11.89	19.33	15.17
Assets, end of period $	521,594	658,222	346,525	2,261
Investment income ratio*	4.85%	2.83%	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.58%	(38.50%) to (21.20%)	27.43%	31.06%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	249,807	225,244	131,267	154,810	40,217
Units issued	75,136	156,245	139,373	77,515	154,202
Units redeemed	(245,930)	(131,682)	(45,396)	(101,058)	(39,609)

Units, end of period	79,013	249,807	225,244	131,267	154,810

Unit value, end of period $	18.81 to 19.40	14.16 to 14.55	23.22 to 23.70	18.35 to 18.66	14.10 to 14.30
Assets, end of period $	1,494,713	3,594,971	5,302,683	2,433,871	2,200,446
Investment income ratio*	3.61%	3.24%	2.12%	2.31%	0.39%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	32.91% to 33.37%	(39.04%) to (38.83%)	26.57% to 26.95%	30.15% to 30.55%	16.07% to 16.41%

163

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	35,076	34,210	—
Units issued	69,744	64,360	43,166
Units redeemed	(52,309)	(63,494)	(8,956)

Units, end of period	52,511	35,076	34,210

Unit value, end of period $	12.57	8.90	15.05
Assets, end of period $	659,988	312,241	514,782
Investment income ratio*	1.09%	0.84%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	41.19%	(40.84%) to (31.48%)	8.26%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	310,735	395,785	297,227	422,144	1,080,759
Units issued	287,392	134,441	322,269	199,825	208,115
Units redeemed	(455,541)	(219,491)	(223,711)	(324,742)	(866,730)

Units, end of period	142,586	310,735	395,785	297,227	422,144

Unit value, end of period $	24.88 to 25.68	17.74 to 18.24	30.09 to 30.95	25.21 to 28.68	20.94 to 23.77
Assets, end of period $	3,571,204	5,587,755	12,100,633	8,411,802	9,906,015
Investment income ratio*	1.29%	1.10%	1.37%	0.42%	0.55%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	40.27% to 40.75%	(41.25%) to (41.05%)	7.46% to 7.89%	20.20% to 20.68%	11.78% to 12.22%

164

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

165

Prospectus dated May 3, 2010

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Corporate VUL

A Flexible Premium Variable Life Insurance Policy

500 Index	Equity-Income	Natural Resources
500 Index B	Financial Services	Optimized All Cap
Active Bond	Franklin Templeton Founding Allocation	Optimized Value
All Cap Core	Fundamental Value	PIMCO VIT All Asset
All Cap Value	Global	Real Estate Securities
Alpha Opportunities	Global Bond	Real Return Bond
American Asset Allocation	Health Sciences	Science & Technology
American Blue Chip Income and Growth	High Yield	Short Term Government Income
American Bond	International Core	Small Cap Growth
American Fundamental Holdings	International Equity Index A	Small Cap Index
American Global Diversification	International Opportunities	Small Cap Opportunities
American Growth	International Small Company	Small Cap Value
American Growth-Income	International Value	Small Company Value
American International	Investment Quality Bond	Smaller Company Growth
American New World	Large Cap	Strategic Bond
Balanced	Large Cap Value	Strategic Income Opportunities
Blue Chip Growth	Lifestyle Aggressive	Total Return
Capital Appreciation	Lifestyle Balanced	Total Stock Market Index
Capital Appreciation Value	Lifestyle Conservative	U.S. High Yield Bond
Core Allocation Plus	Lifestyle Growth	Utilities
Core Bond	Lifestyle Moderate	Value
Core Diversified Growth & Income	Mid Cap Index
Core Strategy	Mid Cap Stock
Disciplined Diversification	Mid Value
Emerging Markets Value	Money Market

* * * * * * * * * * * *

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVUL04 5/2010

2

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

3

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

4

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection: This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access to Your Policy Values: Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information. Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options: In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility: The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance: Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Values to any sub-accounts.

Unsuitable for Short-Term Investment: The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse: Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

Decreasing Death Benefit: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

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Adverse Consequences of Early Surrender: Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	2.5% of each premium paid
Sales Charge	Upon receipt of premium	13% (Coverage Year 1)[1]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $ 5.00
Current $ 0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $ 15.00
Current $ 0.00

1	The sales charge declines in subsequent Coverage Years as noted below:

Coverage Year	Percentage	Coverage Year	Percentage
1	13.00%	4	2.50%
2	6.25%	5	0.50%
3	3.50%	6	0.50%
		7+	0.00%

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The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include fees and expenses of the portfolios, which are the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	The cost of insurance rate is $0.08 per month per $1,000 of the net amount at risk.
Cost of Insurance – Optional FTIO Rider (Flexible Term Insurance Option)[1]	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The cost of insurance rate is $0.38 per month per $1,000 of the net amount at risk.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge	Monthly	0.50% annually[2]
Administration Charge	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75%[3]
1	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.
2	Currently the Company is charging the following rates:

Policy Years	Annual Rate
1-10	0.45%
11+	0.25%

3	The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are

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deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective

500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has

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several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and

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New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth– Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates,	To seek to provide long-term growth of capital. Current

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	Inc.	income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

Core Strategy	MFC Global Investment	To seek long-term growth of capital. Current income is also

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	Management (U.S.A.) Limited	a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65%–75%
		Fixed-Income Securities: 30%	25%–35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under

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normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s: Ba through C	S&P’s: BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size

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throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment	To seek a balance between a high level of current income

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	Management (U.S.A.) Limited	and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and

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equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term	MFC Global Investment	To seek a high level of current income consistent with

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Government Income	Management (U.S.), LLC	preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market

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capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC	To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity

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securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index—less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index—$544 million to $197.9 billion

Russell 1000 Index—$239 million to $307.3 billion

Russell 1000 Value Index—$239 million to $307.3 billion

Russell 2000 Index—$13 million to $4.6 billion

Russell 3000 Index—$13 million to $307.3 billion

Russell MidCap Index—$239 million to $17.5 billion

Russell MidCap Value Index—$239 million to $14.5 billion

S&P 500 Index—$1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index—$374 million to $8.1 billion

S&P SmallCap 600 Index—$60 million to $2.8 billion (as of April 9, 2010)

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POLICY SUMMARY

General

The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit Percentage. Your policy’s provisions may vary in some states and the terms of the policy, and any endorsements or riders, supersede the disclosure in this prospectus.

Death Benefits

The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

Flexible Term Insurance Option. You may add a Flexible Term Insurance Option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no sales charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).

Death Benefit Options. There are two death benefit options. Option 1 provides a death benefit equal to the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. Option 2 provides a death benefit equal to the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. You may change the death benefit option and increase or decrease the Face Amount and Scheduled Death Benefits.

Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (described under “Charges and Deductions”) will be assessed;

•	interest on any Policy Debt will continue to accrue;

•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

Premiums

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments — Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

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Policy Value

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of the Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

Your policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Lapse and Reinstatement — Reinstatement.”

The policy differs in two important ways from conventional life insurance policies. First, failure to make planned premium payments will not in itself cause the policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include: (i) charges in the form of monthly deductions for the cost of insurance and administrative expenses, (ii) charges assessed daily against amounts in the Investment Account and (iii) charges deducted from premiums paid. These charges are summarized in the Fee Tables.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.

Reduction in Charges and Enhancement of Surrender Values: The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policy owners.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

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The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE

ACCOUNT

Description of John Hancock USA

John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact sub-accounts of Separate Account N (the “Separate Account” or “Account”), a separate account operated by us under Michigan law.

The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. However, the obligations under the policies are corporate obligations of the Company.

New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

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ISSUING A POLICY

Use of the Policy

The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

With our prior approval, the policy may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80.

Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined.

If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market portfolio for the duration of the right to examine period (see “Right to Examine the Policy”).

Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000.

Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may

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not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting, and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of short form underwriting depends on characteristics of the case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of simplified underwriting and the nature of the requirements will depend on characteristics of the case and the proposed lives to be insured.

Regular (Medical) Underwriting. Where short form or simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the Company agent who sold it to you or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market portfolio during the Right to Examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new sales charge, you will have the same rights described above to cancel the increase. If canceled the Policy Value and sales charge will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were

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allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.

Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at our Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt, accrued interest, and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

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Table of Minimum Death Benefit Percentages.

	GP Test	CVA Test				GP Test	CVA Test
Age	Percent	Male	Female	Unisex	Age	Percent	Male	Female	Unisex
20	250%	644%	768%	665%	42	236%	319%	372%	328%
21	250%	625%	743%	645%	43	229%	309%	361%	318%
22	250%	607%	720%	626%	44	222%	299%	350%	308%
23	250%	589%	697%	608%	45	215%	290%	339%	299%
24	250%	572%	674%	589%	46	209%	281%	329%	290%
25	250%	554%	652%	571%	47	203%	273%	319%	281%
26	250%	537%	631%	554%	48	197%	265%	309%	272%
27	250%	520%	611%	536%	49	191%	257%	300%	264%
28	250%	504%	591%	519%	50	185%	249%	291%	257%
29	250%	488%	572%	502%	51	178%	242%	282%	249%
30	250%	472%	553%	486%	52	171%	235%	274%	242%
31	250%	457%	535%	470%	53	164%	228%	266%	235%
32	250%	442%	517%	455%	54	157%	222%	258%	229%
33	250%	428%	500%	440%	55	150%	216%	251%	222%
34	250%	414%	484%	426%	56	146%	210%	244%	216%

35	250%	400%	468%	412%	57	142%	205%	237%	210%
36	250%	387%	453%	399%	58	138%	199%	230%	205%
37	250%	375%	438%	386%	59	134%	194%	224%	199%
38	250%	362%	424%	373%	60	130%	189%	218%	194%
39	250%	351%	410%	361%	61	128%	184%	211%	189%
40	250%	340%	397%	350%	62	126%	180%	206%	185%
41	243%	329%	384%	339%	63	124%	175%	200%	180%
64	122%	171%	194%	176%	83	105%	122%	127%	124%
65	120%	167%	189%	172%	84	105%	121%	125%	122%
66	119%	164%	184%	168%	85	105%	120%	123%	121%
67	118%	160%	180%	164%	86	105%	118%	121%	119%
68	117%	157%	175%	160%	87	105%	117%	120%	118%
69	116%	153%	171%	157%	88	105%	116%	118%	117%
70	115%	150%	166%	154%	89	105%	115%	117%	116%
71	113%	147%	162%	151%	90	105%	114%	115%	115%
72	111%	145%	158%	147%	91	104%	113%	114%	114%
73	109%	142%	154%	145%	92	103%	112%	113%	112%
74	107%	139%	151%	142%	93	102%	111%	112%	111%
75	105%	137%	147%	139%	94	101%	110%	110%	110%
76	105%	135%	144%	137%	95	100%	109%	109%	109%
77	105%	133%	141%	135%	96	100%	107%	107%	107%
78	105%	131%	139%	133%	97	100%	106%	106%	106%
79	105%	129%	136%	131%	98	100%	104%	104%	104%
80	105%	127%	133%	129%	99	100%	103%	103%	103%
81	105%	125%	131%	127%	100+	100%	100%	100%	100%
82	105%	124%	129%	125%

Flexible Term Insurance Option Rider

You may add an FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The election of (or failure to elect) the FTIO Rider will impact the total cost of

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insurance charges. The FTIO Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Scheduled Death Benefits will be shown in the policy .

The term insurance benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

(a)	is the Scheduled Death Benefit for the Policy Month, and

(b)	is the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit.

Even if the term insurance benefit may be zero in a Policy Month, the FTIO Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Scheduled Death Benefit as follows:

Policy Year	Scheduled Death Benefit	Policy Year	Scheduled Death Benefit
1	100,000	6	127,628
2	105,000	7	134,010
3	110,250	8	140,710
4	115,763	9	147,746
5	121,551	10+	155,133

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The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100,000	0
2	105,000	100,000	5,000
3	110,250	100,000	10,250
4	115,763	100,000	15,763
5	121,551	100,000	21,551
6	127,628	100,000	27,628
7	134,010	100,000	34,010
8	140,710	100,000	40,710
9	147,746	100,000	47,746
10	155,133	100,000	55,133

Death Benefit Options

You may choose either of two death benefit options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Changing the Death Benefit Option

You may change the death benefit option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at our Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death Benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in coverage amounts equals the decrease in Face Amount.

Example. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and the following schedule:

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Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value), and the Scheduled Death Benefit after the change will become:

Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000

Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change).

The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the policy.

The Annual Premium Target for this Coverage Amount will not be increased and new sales charges will not apply, however, for an increase solely due to a change in the death benefit option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Scheduled Death Benefit after the change will become:

Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000

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Changing the Face Amount and Scheduled Death Benefits

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.

•	Increases will take effect at the beginning of the next Policy Month after we approve the request.

•	We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.

•

If the Face Amount is increased (other than as required by a death benefit option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

New Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

•	First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

•

Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new sales charges. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in sales charges (see “Charges and Deductions — Attribution of Premiums”).

Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at our Service Office.

•	If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

•	If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

Decreases in Face Amount Under Death Benefit Option 1 Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

(a)	is the partial withdrawal amount and

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(b)	is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under death benefit Option 1 due to a partial withdrawal are subject to the following conditions:

•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

•	All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Scheduled Death Benefit as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

Assume the following policy activity:

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Activity	Effect on Policy	Change in Benefit Schedule
		Policy Year	Scheduled Death Benefit
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage Amount is reduced to $80,000.	2	105,000
		3	130,000
		4	155,000
		5+	180,000

		Policy Year	Scheduled Death Benefit
In Policy Year 3, the Face Amount is increased to $120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new Coverage Amount will have its own Annual Premium Target, and its own sales charges. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the sales charges.
		3	170,000
		4	195,000
		5+	220,000

		Policy Year	Scheduled Death Benefit
In Policy Year 4, a partial withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	4	165,000
		5	190,000

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market portfolio.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market portfolio for the duration of the Right to Examine period (see “Right to Examine the Policy”).

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below.

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A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

Premium Limitations

If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned to you.

If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at our Service Office.

CHARGES AND DEDUCTIONS

Premium Charge

We will deduct a premium charge as a percentage of each premium payment that is guaranteed never to exceed 2.5%. Currently, we waive this charge in Policy Years 4 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Charge

The sales charge is intended to cover a portion of our costs of marketing and distributing the policies.

Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next

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listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

Sales Charge. We deduct a sales charge from all premium amounts attributed to a Coverage Amount designated as having a sales charge. The sales charge is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.

Coverage Year	Percentage	Coverage Year	Percentage
1	13.00%	4	2.50%
2	6.25%	5	0.50%
3	3.50%	6	0.50%
		7+	0.00%

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to us and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

(a)	is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and

(b)	is the Policy Value attributed to that death benefit amount on the first day of the month.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

Attribution of Policy Value for Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

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Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

•	Coverage Amounts having sales charges, and

•	The excess of the death benefit over the Face Amount, including any term insurance benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

•	the cost of insurance rate basis for the applicable death benefit amount,

•	the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

•	the underwriting class of the applicable death benefit amount,

•	the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,

•	any extra charges for substandard ratings, as stated in the policy.

Since the net amount of risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge is a percentage of amounts in the Investment Accounts, which will reduce unit values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

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Policy Year	Annual Rate
1-10	0.45%
11+	0.25%

Reduction in Charges and Enhanced Surrender Values

The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the policy.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”.

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account — Fixed Account”.

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans — Loan Account”.

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Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the that sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;

(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and

(c)	is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions — Asset Based Risk Charge Deducted from Investment Accounts” section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Accounts.”

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to

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take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value is transferred to the Money Market portfolio. If such a transfer to the Money Market portfolio is made then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Other Information — Payment of Proceeds” occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require

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us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfer Requests. Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

Limitations on Transfers From the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

POLICY LOANS

At any time while this policy is in force, you may borrow against the Policy Value. This policy is the only security for the loan. Policy loans may have tax consequences, see “Tax Treatment of Policy Benefits — Policy Loans”.

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

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Currently we credit loan interest rates which vary by Policy Year as follows:

Policy Years	Current Loan Interest Credited Rates	Excess Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%

Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any outstanding monthly deductions due minus the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at our our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

The death benefit may be reduced as a result of a Partial Withdrawal. (See “Death Benefits — Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal”).

LAPSE AND REINSTATEMENT

Lapse

A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would be zero and below after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy — Other Policy Distributions”. We will notify you of the default and will allow you a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

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Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	The policy must not have been surrendered for its Net Cash Surrender Value;

•	Evidence of the Life Insured’s insurability satisfactory to us must be provided; and

•	A premium equal to the payment required during the grace period following default to keep the policy in force is paid.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account N and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may elect to allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

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Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

Policy Owner Rights

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

Determine when and how much you invest in the various accounts

Borrow or withdraw amounts you have in the accounts

Change the beneficiary who will receive the death benefit

Change the amount of insurance

Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash surrender value

Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation

Unless otherwise restricted by a separate agreement, you may:

•	Vary the premiums paid under the policy.

•	Change the death benefit option.

•	Change the premium allocation for future premiums.

•	Take loans and/or partial withdrawals.

•	Surrender the policy.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if you die before the Life Insured.

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•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived; for example, with policies purchased in conjunction with certain existing benefit plans.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits — Flexible Term Insurance Option Rider”) and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of the FTIO Rider (see “Charges and Deductions — Monthly Deductions”).

TAX TREATMENT OF THE POLICY

Tax considerations

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This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

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If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

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•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs. Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which:

(i)	the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)	trading on the New York Stock Exchange is restricted

(iii)	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or

(iv)	the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

You will also be sent an annual and a semi-annual report for each portfolio, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

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Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard Compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

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The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the Life Insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of particular portfolios. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the

51

applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the separate account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the separate account to another separate account and from another Separate Account to the separate account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us or by McCamish Systems on behalf of us.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

52

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the 1933 Act has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock USA’s home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information which is available upon request. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

53

APPENDIX A: DEFINITIONS

Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Sales Load calculations.

Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case: is a group of policies insuring individual lives with common employment or other relationship, independent of the policies.

Cash Surrender Value: is the Policy Value less any outstanding monthly deductions due.

Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

Coverage Year: is a one-year period beginning on a Coverage Amount’s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.

Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.

Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

Issue Age: is the Life Insured’s age on the birthday closest to the Policy Date.

Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the premium paid less the Premium Load and Sales Load.

Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office: is PO Box 192, Boston, MA 02117-0192, or such other address as we specify to you by written notice.

54

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery

Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products and Distribution P.O. Box 192 Boston, MA 02117

Phone:	Fax:

1-800-521-1234	1-617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-5130 1933 Act File No. 333-100567

55

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets-
As of December 31, 2009 and 2008	F-3

Consolidated Statements of Operations-
For the Years Ended December 31, 2009, 2008, and 2007	F-5

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss)-
For the Years Ended December 31, 2009, 2008, and 2007	F-6

Consolidated Statements of Cash Flows-
For the Years Ended December 31, 2009, 2008, and 2007	F-9

Notes to Consolidated Financial Statements	F-11

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 7, 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$55,386; 2008—$53,112)	$55,581	$49,547
Held-for-trading—at fair value (cost: 2009—$1,231; 2008—$1,228)	1,208	1,057
Equity securities:
Available-for-sale—at fair value (cost: 2009—$489; 2008—$726)	558	616
Mortgage loans on real estate	12,623	12,472
Investment real estate, agriculture, and timber	3,084	2,983
Policy loans	4,949	4,918
Short-term investments	3,973	3,670
Other invested assets	3,417	3,295

Total Investments	85,393	78,558
Cash and cash equivalents	4,915	4,850
Accrued investment income	896	913
Goodwill	3,053	3,053
Value of business acquired	2,171	2,564
Deferred policy acquisition costs and deferred sales inducements	9,565	9,846
Amounts due from and held for affiliates	3,828	3,035
Intangible assets	1,294	1,308
Reinsurance recoverable	10,171	9,418
Derivative asset	2,142	6,129
Other assets	1,680	1,560
Separate account assets	122,466	92,058

Total Assets	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2009	2008

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$78,478	$76,249
Policyholders’ funds	9,125	10,785
Unearned revenue	2,615	2,458
Unpaid claims and claim expense reserves	1,303	890
Policyholder dividends payable	619	637
Amounts due to affiliates	3,714	2,554
Short-term debt	6	4
Long-term debt	484	483
Consumer notes	1,205	1,600
Current income tax payable	232	282
Deferred income tax liability	1,755	682
Coinsurance funds withheld	4,359	4,263
Derivative liability	2,629	3,112
Other liabilities	3,008	3,956
Separate account liabilities	122,466	92,058

Total Liabilities	231,998	200,013

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2009 and 2008)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938 shares issued and outstanding at December 31, 2009 and 2008)	5	5
Additional paid-in capital	12,427	12,412
Retained earnings	2,822	1,765
Accumulated other comprehensive income (loss)	129	(1,086)

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,383	13,096
Noncontrolling interests	193	183

Total Shareholder’s Equity	15,576	13,279

Total Liabilities and Shareholder’s Equity	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,946	$81	$3,707
Fee income	3,561	3,427	4,449
Net investment income	4,346	4,441	4,839
Net realized investment and other (losses) gains:
Total other-than-temporary impairment losses	(754)	(1,767)	(386)
Portion of loss recognized in other comprehensive income	91	-	-

Net impairment losses recognized in earnings	(663)	(1,767)	(386)
Other net realized investment and other (losses) gains	(1,174)	1,544	693

Total net realized investment and other (losses) gains	(1,837)	(223)	307
Other revenue	46	62	68

Total revenues	10,062	7,788	13,370

Benefits and expenses
Benefits to policyholders	4,558	4,771	6,854
Policyholder dividends	918	939	942
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Other operating costs and expenses	3,071	3,064	2,649

Total benefits and expenses	9,758	8,438	11,196

Income (loss) before income taxes	304	(650)	2,174

Income tax (benefit) expense	(7)	(339)	652

Net income (loss)	311	(311)	1,522

Less: Net (loss) income attributable to noncontrolling interests	(16)	16	32

Net income (loss) attributable to John Hancock Life Insurance Company (U.S.A.)	$327	$(327)	$1,490

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2007, as previously reported after giving retroactive effect to the Merger (Note 1)	$5	$11,896	$2,283	$916	$15,100	$133	$15,233	4,829

Comprehensive income:
Net income			1,490		1,490	32	1,522
Other comprehensive income, net of tax:
Net unrealized investment gains				100	100		100
Foreign currency translation adjustment				(4)	(4)		(4)
Pension and postretirement benefits:
Change in prior service cost				24	24		24
Change in net actuarial gain				(8)	(8)		(8)
Cash flow hedges				55	55		55

Comprehensive income					1,657	32	1,689

Adoption of ASC 840 (Note 1)			(133)		(133)		(133)
Transfer of invested assets with affiliates		10			10		10
Share-based payments		20			20		20
Contributions from noncontrolling interests						22	22
Distributions to noncontrolling interests						(44)	(44)
Dividends paid to Parent			(594)		(594)		(594)

Balance at December 31, 2007	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829
Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825 (Note 1)			7		7		7
Adoption of ASC 715 (Note 1)			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320 (Note 1)			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$311	$(311)	$1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	153	168	296
Net realized investment and other losses (gains)	1,837	223	(307)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,642)	(2,009)	(1,974)
Depreciation and amortization	134	129	125
Net cash flows from trading securities	(151)	46	-
Decrease (increase) in accrued investment income	17	12	(68)
(Increase) decrease in other assets and other liabilities, net	(885)	2,030	1,159
(Decrease) increase in policyholder liabilities and accruals, net	(143)	4,178	3,256
Increase in deferred income taxes	29	114	443

Net cash provided by operating activities	871	4,244	5,203

Cash flows from investing activities:
Sales of:
Fixed maturities	11,418	10,428	15,561
Equity securities	1,022	422	1,453
Real estate	2	7	29
Other invested assets	71	884	646
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,101	2,318	2,235
Mortgage loans on real estate	2,112	2,056	3,428
Other invested assets	234	-	-
Purchases of:
Fixed maturities	(14,722)	(12,491)	(18,035)
Equity securities	(733)	(288)	(555)
Real estate	(151)	(233)	(201)
Other invested assets	(578)	(1,056)	(1,056)
Mortgage loans on real estate issued	(2,467)	(2,627)	(2,766)
(Issuance) repayments of notes receivable from affiliates	(11)	(755)	43
Net purchases of short-term investments	(303)	(944)	(1,997)
Other, net	716	692	(61)

Net cash used in investing activities	(1,289)	(1,587)	(1,276)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2009	2008	2007
	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$7	$477	$-
Dividends paid to Parent	-	(500)	(594)
Increase (decrease) in amounts due to affiliates	1,425	(964)	507
Universal life and investment-type contract deposits	7,547	7,375	4,964
Universal life and investment-type contract maturities and withdrawals	(5,287)	(7,948)	(6,580)
Net transfers to separate accounts from policyholders’ funds	(2,593)	(1,918)	(844)
Excess tax benefits related to share-based payments	8	2	17
Repayments of consumer notes, net	(395)	(557)	(297)
Issuance of long-term debt	1	2	1
Repayments of short-term debt	-	-	(477)
Repayments of long-term debt	-	(6)	(2)
Unearned revenue on financial reinsurance	(44)	1,592	(149)
Net reinsurance recoverable	(186)	(125)	(35)

Net cash provided by (used in) financing activities	483	(2,570)	(3,489)

Net increase in cash and cash equivalents	65	87	438
Cash and cash equivalents at beginning of year	4,850	4,763	4,325

Cash and cash equivalents at end of year	$4,915	$4,850	$4,763

Non-cash financing activities during the year:
Dividend of note receivable to Parent	$-	$(460)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies

Business.   John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income (loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

	2009, Prior to Merger		2009

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$4,493	$5,692	$(123)	$10,062
Net income (loss)	$911	$(573)	$(27)	$311

	2008, As Previously Reported		2008

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,512	$2,618	$(342)	$7,788
Net loss	$(38)	$(304)	$31	$(311)

	2007, As Previously Reported		2007

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,636	$7,843	$(109)	$13,370
Net income	$719	$771	$32	$1,522

(1)	Includes the results of JHVLICO.
(2)	Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company’s traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company’s traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2009	2008

	(in millions)
Guaranteed investment contracts	$948	$1,057
Funding agreements	1,753	3,644
Other investment-type products	1,976	1,975

Total liabilities for investment-type products	4,677	6,676
Individual and group annuities	2,124	1,948
Universal life and other	2,324	2,161

Total policyholders’ funds	$9,125	$10,785

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification ™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts,” which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company’s Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC Topic 810, “Consolidation” (“ASC 810”). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” which is now incorporated into ASC Topic 840, “Leases” (“ASC 840”), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC Topic 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position (“SOP”) No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts,” which is now incorporated into ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R),” which was incorporated into ASC 810 by ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140,” which upon its effective date will amend ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,297	$856	$3,940	$38,213
Commercial mortgage-backed securities	4,852	4	620	4,236
Residential mortgage-backed securities	635	17	1	651
Collateralized debt obligations	272	-	100	172
Other asset-backed securities	1,501	23	191	1,333
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,276	207	-	1,483
Obligations of states and political subdivisions	171	6	9	168
Debt securities issued by foreign governments	1,083	209	26	1,266

Fixed maturities	51,087	1,322	4,887	47,522
Other fixed maturities (1)	2,025	-	-	2,025

Total fixed maturities available-for-sale	53,112	1,322	4,887	49,547

Equity securities available-for-sale	726	81	191	616

Total fixed maturities and equity securities available-for-sale	$53,838	$1,403	$5,078	$50,163

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,167	$2,182
Due after one year through five years	11,792	12,112
Due after five years through ten years	12,409	12,928
Due after ten years	19,991	20,020

	46,359	47,242
Asset-backed and mortgage-backed securities	7,015	6,327

Total	$53,374	$53,569

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at December 31, 2008	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$17,248	$1,982	$9,479	$1,958	$26,727	$3,940
Commercial mortgage-backed securities	2,565	357	1,216	263	3,781	620
Residential mortgage-backed securities	102	1	32	-	134	1
Collateralized debt obligations	33	5	110	95	143	100
Other asset-backed securities	629	117	155	74	784	191
Obligations of states and political subdivisions	100	8	11	1	111	9
Debt securities issued by foreign governments	28	1	61	25	89	26

Total fixed maturities available-for-sale	20,705	2,471	11,064	2,416	31,769	4,887
Equity securities available-for-sale	347	161	40	30	387	191

Total	$21,052	$2,632	$11,104	$2,446	$32,156	$5,078

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,659	East North Central	$1,172
Hotels	13	East South Central	381
Industrial	1,803	Middle Atlantic	2,215
Office buildings	3,106	Mountain	876
Retail	3,392	New England	1,060
Mixed use	245	Pacific	3,345
Agricultural	793	South Atlantic	2,168
Agri business	1,105	West North Central	355
Other	549	West South Central	855
		Canada/Other	238

Provision for losses	(42)	Provision for losses	(42)

Total	$12,623	Total	$12,623

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2009	$ 29	$ 36	$ 23	$ 42

Year ended December 31, 2008	17	15	3	29

Year ended December 31, 2007	41	13	37	17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,

	2009	2008

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$150	$75
Provision for losses	(42)	(29)

Net impaired mortgage loans on real estate	$108	$46

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)

Average recorded investment in impaired loans	$113	$60	$94
Interest income recognized on impaired loans	-	-	-

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$3,333	$3,286	$3,422
Equity securities	31	56	45
Mortgage loans on real estate	739	714	683
Investment real estate, agriculture, and timber	146	155	181
Policy loans	332	322	304
Short-term investments	27	182	251
Equity method investments and other	15	(8)	217

Gross investment income	4,623	4,707	5,103

Less investment expenses	277	266	264

Net investment income (1)	$4,346	$4,441	$4,839

Net realized investment and other (losses) gains
Fixed maturities	$(180)	$(1,577)	$(41)
Equity securities	(59)	(129)	124
Mortgage loans on real estate	(83)	(23)	76
Derivatives and other invested assets	(1,366)	1,317	157
Amounts credited to participating contract holders	(149)	189	(9)

Net realized investment and other (losses) gains (1)	$(1,837)	$(223)	$307

(1)	Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with ASC 810.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2009
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	5,010	180	183

Total	$7,607	$673	$732

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$2,039	$27	$27
Real estate limited partnerships (4)	1,208	486	537
Timber funds (5)	5,413	176	182

Total	$8,660	$689	$746

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2009			December 31, 2008

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$14,922	$402	$752	$16,308	$923	$1,431
	Foreign currency swaps	883	-	253	2,408	92	322

Cash flow hedges	Interest rate swaps	12,961	912	66	10,661	2,903	117
	Foreign currency swaps	629	4	122	1,482	291	301
	Foreign currency forwards	266	43	-	-	-	-
	Equity market contracts	38	8	-	48	-	27

Total Derivatives in Hedging Relationships		$29,699	$1,369	$1,193	$30,907	$4,209	$2,198

Non-Hedging Relationships
	Interest rate swaps	$22,535	$526	$500	$15,011	$1,369	$681
	Foreign currency swaps	4,461	238	319	2,879	348	223
	Foreign currency forwards	800	-	1	506	3	3
	Total return swaps	1,030	-	-	1,086	-	-
	Interest rate options	287	1	-	437	-	-
	Embedded derivatives – fixed maturities	86	-	2	178	-	7
	Embedded derivatives – reinsurance contracts	-	8	614	-	200	-
	Embedded derivatives – participating pension contracts (1)	-	-	71	-	58	-
	Embedded derivatives – benefit guarantees (1)	-	1,703	640	-	4,382	2,859

Total Derivatives in Non-Hedging Relationships		29,199	2,476	2,147	20,097	6,360	3,773

Total Derivatives (2)		$58,898	$3,845	$3,340	$51,004	$10,569	$5,971

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2009	2008

Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$(906)	$818
Interest rate futures	3	(28)
Interest rate options	4	-
Foreign currency swaps	(121)	31
Foreign currency forwards	18	(28)
Foreign currency futures	(24)	(2)
Equity market contracts	30	(25)
Equity index futures	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(1,289)	$957

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Domestic	$290	$(670)	$2,155
Foreign	14	20	19

Income (loss) income before income taxes	$304	$(650)	$2,174

The components of income taxes were as follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Current taxes:
Federal	$(45)	$(462)	$194
Foreign	6	4	10
State	3	5	5

Total	(36)	(453)	209

Deferred taxes:
Federal	31	111	448
Foreign	(1)	2	(4)
State	(1)	1	(1)

Total	29	114	443

Total income tax (benefit) expense	$(7)	$(339)	$652

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)

Tax at 35%	$106	$(227)	$762
Add (deduct):
Prior year taxes	14	26	(46)
Tax credits	(76)	(72)	(92)
Tax-exempt investment income	(76)	(92)	(193)
Lease income	63	3	22
Unrecognized tax benefits	(44)	15	185
Other	6	8	14

Total income tax (benefit) expense	$(7)	$(339)	$652

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2009	2008

	(in millions)
Deferred tax assets:
Policy reserves	$1,339	$2,434
Net operating loss carryforwards	384	614
Net capital loss carryforwards	74	-
Tax credits	670	566
Unearned revenue	915	756
Unrealized investment losses on securities	5	595
Deferred compensation	212	212
Deferred policy acquisition costs	-	2
Federal interest deficiency	307	221
Dividends payable to policyholders	144	123
Securities and other investments	1	182
Other	245	158

Total deferred tax assets	4,296	5,863

Deferred tax liabilities:
Unrealized investment gains on securities	498	5
Deferred policy acquisition costs	2,367	2,514
Intangibles	1,213	1,296
Lease income	68	116
Premiums receivable	42	41
Deferred sales inducements	132	121
Deferred gains	628	609
Securities and other investments	1,023	1,738
Other	80	105

Total deferred tax liabilities	6,051	6,545

Net deferred tax liabilities	$1,755	$682

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31
	2009	2008

	(in millions)
Beginning balance	$1,869	$1,463
Additions based on tax positions related to the current year	182	182
Reductions based on tax positions related to the current year	-	(10)
Additions for tax positions of prior years	349	301
Reductions for tax positions of prior years	(239)	(67)

Ending balance	$2,161	$1,869

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$8,632	$8,680
Policyholders’ funds	79	79
Policyholder dividends payable	202	211
Other closed block liabilities	214	191

Total closed block liabilities	$9,127	$9,161

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$3,084; 2008—$3,235)	$3,179	$3,128
Mortgage loans on real estate	652	583
Policy loans	1,619	1,700
Other invested assets	659	644

Total investments	6,109	6,055

Cash borrowings and cash equivalents	(244)	(345)
Accrued investment income	117	115
Amounts due from and held for affiliates	1,779	1,752
Other closed block assets	355	488

Total assets designated to the closed block	$8,116	$8,065

Excess of closed block liabilities over assets designated to the closed block	$1,011	$1,096
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $142 million and $42 million, respectively	264	78
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $46 million and $14 million, respectively	(85)	(26)
Foreign currency translation adjustment	(67)	(21)

Total amounts included in accumulated other comprehensive income	112	31

Maximum future earnings to be recognized from closed block assets and liabilities	$1,123	$1,127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2009	2008	2007

	(in millions)
Revenues
Premiums	$624	$647	$661
Net investment income	455	473	438
Net realized investment and other (losses) gains	(35)	(9)	17

Total revenues	1,044	1,111	1,116

Benefits and Expenses
Benefits to policyholders	734	782	799
Policyholder dividends	392	411	409
Amortization of deferred policy acquisition costs	(76)	(218)	(50)
Other closed block operating costs and expenses	24	25	25

Total benefits and expenses	1,074	1,000	1,183

Revenues, net of benefits and expenses before income taxes	(30)	111	(67)
Income tax (benefit) expense	(11)	39	(24)

Revenues, net of benefits and expenses and income taxes	$(19)	$72	$(43)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2009	2008

	(in millions)
Beginning of period	$1,127	$1,199
Revenues, net of benefits and expenses and income taxes	19	(72)
Adoption of ASC 320 (Note 1)	(23)	-

End of period	$1,123	$1,127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$10,916	$10,979
Policyholders’ funds	1,511	1,510
Policyholder dividends payable	407	418
Other closed block liabilities	118	119

Total closed block liabilities	$12,952	$13,026

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$6,378; 2008—$6,773)	$6,456	$6,159
Equity securities:
Available-for-sale—at fair value (cost: 2009—$7; 2008—$5)	8	4
Mortgage loans on real estate	1,928	1,684
Policy loans	1,533	1,533
Other invested assets	153	165

Total investments	10,078	9,545

Cash and cash equivalents	299	162
Accrued investment income	134	143
Other closed block assets	165	426

Total assets designated to the closed block	$10,676	$10,276

Excess of closed block liabilities over assets designated to the closed block	$2,276	$2,750
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation (depreciation), net of deferred income tax expense of $28 million and deferred income tax benefit of $204 million, respectively	53	(378)

Maximum future earnings to be recognized from closed block assets and liabilities	$2,329	$2,372

	Years ended December 31,
	2009	2008

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$-	$142
Impact on net income before income taxes	-	(83)
Unrealized investment gains	-	(31)
Change in deferred income tax liability	-	(28)

Balance at end of period	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$648	$699	$734
Net investment income	588	581	590
Net realized investment and other (losses) gains	(12)	(118)	20

Total revenues	1,224	1,162	1,344

Benefits and Expenses
Benefits to policyholders	761	794	841
Policyholder dividends	461	478	482
Change in the policyholder dividend obligation	-	(62)	(88)
Other closed block operating costs and expenses	3	2	(2)

Total benefits and expenses	1,225	1,212	1,233

Revenues, net of benefits and expenses before income taxes	(1)	(50)	111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million, and $1 million, respectively	(2)	(17)	39

Revenues, net of benefits and expenses and income taxes	$1	$(33)	$72

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2009	2008

	(in millions)
Beginning of period	$2,372	$2,339
Revenues, net of benefits and expenses and income taxes	(1)	33
Adoption of ASC 320 (Note 1)	(42)	-

Change during period	$2,329	$2,372

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2009	2008

	(in millions)
Short-term debt:
Current maturities of long-term debt	$6	$4

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	491	492
Notes payable, interest ranging from 5.09% to 12.1% due in varying amounts to 2015	15	12
Fair value adjustments related to interest rate swaps (1)	(16)	(17)

	490	487
Less current maturities of long-term debt	(6)	(4)

Total long-term debt	$484	$483

Consumer notes:
Notes payable, interest ranging from 0.72% to 6.25% due in varying amounts to 2036	$1,205	$1,600

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2010—$6 million; 2011—$0 million; 2012—$0 million; 2013—$0 million; 2014—$0 million; and thereafter—$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010—$251 million; 2011—$162 million; 2012—$113 million; 2013—$60 million; 2014—$226 million; and thereafter—$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

Line of Credit

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2009	2008

	(in millions)
The Manufacturers Investment Corporation	$87	$122
John Hancock Holdings (Delaware) LLC	42	14
Manulife Reinsurance Limited	207	144
Manulife Reinsurance (Bermuda) Limited	993	54
Manulife Hungary Holdings KFT	65	44
John Hancock Life Insurance Company of Vermont	54	31
John Hancock Reassurance Company Limited	505	37
John Hancock Financial Holdings (Delaware), Inc.	6	3

Total	$1,959	$449

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$5,169	$5,171	$5,157	$5,157	$4,777	$4,785

Assumed	1,384	1,384	1,221	1,221	1,127	1,127

Ceded	(2,609)	(2,609)	(6,297)	(6,297)	(2,205)	(2,205)

Net life, health, and annuity premiums	$3,944	$3,946	$81	$81	$3,699	$3,707

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company (“UniCare”), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

The Company provides a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company’s funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,237	$2,214	$573	$576
Service cost	30	30	1	1
Interest cost	128	129	33	34
Participant contributions	-	-	5	3
Actuarial loss (gain)	132	42	(8)	17
Plan amendments	-	(2)	-	-
Retiree drug subsidy	-	-	3	4
Benefits paid	(173)	(176)	(59)	(62)

Benefit obligation at end of year	$2,354	$2,237	$548	$573

Change in plan assets:
Fair value of plan assets at beginning of year	$1,628	$2,465	$245	$326
Actual return on plan assets	354	(694)	61	(81)
Employer contributions	34	33	54	59
Participant contributions	-	-	5	3
Benefits paid	(173)	(176)	(59)	(62)

Fair value of plan assets at end of year	$1,843	$1,628	$306	$245

Funded status at end of year	$(511)	$(609)	$(242)	$(328)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(511)	(609)	(242)	(328)

Net amount recognized	$(511)	$(609)	$(242)	$(328)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29)	$(32)	$-	$-
Net actuarial loss	739	789	29	71

Total	$710	$757	$29	$71

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2009	2008

	(in millions)
Accumulated benefit obligation	$2,329	$2,208
Projected benefit obligation	2,354	2,237
Fair value of plan assets	1,843	1,628

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007

	(in millions)
Service cost	$30	$30	$33	$1	$1	$2
Interest cost	128	129	126	33	34	34
Expected return on plan assets	(175)	(181)	(183)	(26)	(26)	(25)
Special termination benefits	-	-	1	-	-	-
Curtailment gain	-	-	(1)	-	-	-
Amortization of prior service cost	(3)	(3)	(2)	-	-	-
Recognized actuarial loss	4	5	1	-	-	-

Net periodic benefit cost	$(16)	$(20)	$(25)	$8	$9	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of prior service cost	$(4)	$-
Amortization of actuarial loss, net	15	-

Total	$11	$-

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

Discount rate	5.50%	6.00%	5.50%	6.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	8.00%	8.00%	8.25%
Rate of compensation increase	4.10%	5.10%	4.00%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	9.00%	9.50%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2016	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2009	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2009	20	(17)

Plan Assets

The Company’s overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2009 and 2008.

Fair Value Measurements

Valuation Hierarchy

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

Determination of Fair Value

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed Income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other Types of Investments
Private Equity (c)	129	-	-	129
Timber / Agriculture (d)	79	-	-	79

Total Assets at Fair Value	$1,843	$687	$868	$288

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$18	$18	$-	$-
Equity
Domestic	633	322	311	-
International	209	81	128	-
Fixed Income
Domestic (e)	430	131	226	73
International (f)	116	74	42	-
Other Types of Investments
Private Equity (c)	150	-	-	150
Timber / Agriculture (d)	72	-	-	72

Total Assets at Fair Value	$1,628	$626	$707	$295

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements	(11)	(7)	(1)
Transfers in and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed Income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$306	$74	$225	$7

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$20	$20	$-	$-
Equity
Domestic	99	11	88	-
International	17	9	8	-
Fixed Income
Domestic (e)	102	21	79	2
International (f)	2	1	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$245	$62	$176	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan’s current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan’s long-term goals and desired risk levels.

Asset Class	Initial Target	Dynamic Policy Category

U.S equity	39%	Return-Seeking Assets
International equity	13%	Return-Seeking Assets
Alternatives	13%	Return-Seeking Assets

Total	65%
Fixed Income	35%	Liability-Hedging Assets

Total	100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan’s asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan’s long-term goal of reaching and maintaining fully funded status.

Permitted and Prohibited Investments

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	45%
BB & Lower	8%

Equities

The Plan’s domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2010	$210	$49	$3
2011	202	49	3
2012	197	49	4
2013	197	49	4
2014	195	48	4
2015-2019	957	227	18

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income
	(in millions)
2010	$52	$17
2011	46	17
2012	43	17
2013	40	17
2014	30	14
Thereafter	207	4

Total	$418	$86

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 — Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2007	$477	$295	$31	$113	$916
Gross unrealized investment gains (net of deferred income tax expense of $230 million)	428	-	-	-	428
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $124 million)	(229)	-	-	-	(229)
Adjustment for policyholder liabilities (net of deferred income tax expense of $3 million)	4	-	-	-	4
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $28 million)	(53)	-	-	-	(53)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27 million)	(50)	-	-	-	(50)

Net unrealized investment gains	100	-	-	-	100
Foreign currency translation adjustment	-	-	(4)	-	(4)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax expense of $13 million)	-	-	-	24	24
Change in net actuarial gain (net of deferred income tax benefit of $4 million)	-	-	-	(8)	(8)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $39 million)	-	71	-	-	71
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $8 million)	-	(16)	-	-	(16)

Balance at December 31, 2007	$577	$350	$27	$129	$1,083

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,400 million)	2,600	-	-	-	2,600
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $59 million)	(110)	-	-	-	(110)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $289 million)	(537)	-	-	-	(537)

Net unrealized investment gains	2,155	-	-	-	2,155
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$547	$(3,345)	$815
Equity securities	249	(79)	461
Other investments	(3)	(91)	4

Total (1)	793	(3,515)	1,280

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(368)	458	(159)
Policyholder liabilities	(121)	49	(200)
Policyholder dividend obligation	-	-	(31)
Deferred income taxes	(106)	1,051	(313)

Total	(595)	1,558	(703)

Net unrealized investment gains (losses)	$198	$(1,957)	$577

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$22,729	$247,574

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
Segment assets	$67,127	$120,637	$25,528	$213,292

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2007
Revenues from external customers	$3,931	$3,525	$768	$8,224
Net investment income	2,246	1,888	705	4,839
Net realized investment and other gains	146	11	150	307
Inter-segment revenues	-	1	(1)	-

Revenues	$6,323	$5,425	$1,622	$13,370

Total net income	$569	$513	$440	$1,522

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$139	$(3)	$74	$210
Carrying value of investments accounted for under the equity method	1,155	369	883	2,407
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	368	377	6	751
Interest expense	1	-	38	39
Income tax expense	281	96	275	652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2009
United States	$10,004	$290	$198	$247,431
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,574

2008
United States	$7,722	$(670)	$234	$213,146
Foreign — other	66	20	-	146

Total	$7,788	$(650)	$234	$213,292

2007
United States	$13,043	$2,155
Foreign — other	327	19

Total	$13,370	$2,174

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$53,569	$53,569	$47,522	$47,522
Held-for-trading	1,208	1,208	1,057	1,057
Equity securities:
Available-for-sale	558	558	616	616
Mortgage loans on real estate	12,623	13,252	12,472	12,067
Policy loans	4,949	4,949	4,918	4,918
Short-term investments	3,973	3,973	3,670	3,670
Cash and cash equivalents	4,915	4,915	4,850	4,850
Derivatives:
Interest rate swap agreements	1,770	1,770	5,194	5,194
Inflation swaps	70	70	1	1
Cross currency rate swap agreements	242	242	731	731
Foreign exchange forward agreements	43	43	3	3
Interest rate options	1	1	-	-
Total return swap agreements	8	8	-	-
Embedded derivatives	1,711	1,711	4,640	4,640
Assets held in trust	2,290	2,290	2,190	2,190
Separate account assets	122,466	122,466	92,058	92,058

Liabilities:
Consumer notes	1,205	1,234	1,600	1,532
Debt	490	463	487	474
Guaranteed investment contracts and funding agreements	2,701	2,760	4,701	4,603
Fixed-rate deferred and immediate annuities	9,255	8,696	8,283	8,171
Supplementary contracts without life contingencies	51	53	53	51
Derivatives:
Interest rate swap agreements	1,318	1,318	2,101	2,101
Inflation swaps	-	-	128	128
Cross currency rate swap agreements	694	694	846	846
Foreign exchange forward agreements	1	1	3	3
Total return swap agreements	-	-	12	12
Equity swaps	-	-	15	15
Embedded derivatives	1,327	1,327	2,866	2,866
(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading (1):
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$38,213	$-	$36,421	$1,792
Commercial mortgage-backed securities	4,236	-	3,790	446
Residential mortgage-backed securities	651	-	27	624
Collateralized debt obligations	172	-	84	88
Other asset-backed securities	1,333	-	1,034	299
U.S. Treasury and agency securities	1,483	-	1,483	-
Obligations of states and political subdivisions	168	-	167	1
Debt securities issued by foreign governments	1,266	-	1,204	62

Total fixed maturities available-for-sale	47,522	-	44,210	3,312

Fixed maturities held-for-trading (1):
Corporate securities	834	-	818	16
Commercial mortgage-backed securities	185	-	178	7
Residential mortgage-backed securities	4	-	1	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	20	-	18	2
Debt securities issued by foreign governments	12	-	-	12

Total fixed maturities held-for-trading	1,057	-	1,016	41

Equity securities available-for-sale	616	616	-	-
Short-term investments	3,670	-	3,670	-
Derivative assets (2)	5,929	-	5,718	211
Embedded derivatives (3)	4,640	-	258	4,382
Assets held in trust (4)	2,190	497	1,693	-
Separate account assets (5)	92,058	87,841	1,245	2,972

Total assets at fair value	$157,682	$88,954	$57,810	$10,918

Liabilities:
Derivative liabilities (2)	$3,105	$-	$3,089	$16
Embedded derivatives (3)	2,866	-	-	2,866

Total liabilities at fair value	$5,971	$-	$3,089	$2,882

(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

	Fixed Maturities		Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2009	$3,353		$195		$1,516		$2,972
Net realized/unrealized gains (losses) included in:
Net loss	(6	)(1)	(38	)(4)	(452	)(5)	(493)
Other comprehensive income (loss)	764	(2)	(12)		-		(1)
Purchases, issuances, (sales), and (settlements), net	(335)		-		-		619
Transfers in and/or (out) of Level 3, net (3)	246		(111)		-		-

Balance at December 31, 2009	$4,022		$34		$1,064		$3,097

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009	$5		$(32)		$(452)		$(389)

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$5,023		$4	$(7)		$14		$2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(454	)(1)	4	187	(4)	1,502	(5)	(15)
Other comprehensive loss	(899	)(2)	-	-		-		-
Purchases, issuances, (sales), and (settlements), net	(290)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (3)	(27)		-	10		-		-

Balance at December 31, 2008	$3,353		$-	$195		$1,516		$2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$34		$-	$187		$1,502		$(15)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Dispositions and other, net	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$1,600	$1,307	$156	$3,063
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$1,600	$1,307	$146	$3,053

(1)	The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$2,564	$2,375
Amortization	(15)	(59)
Change in unrealized investment (losses) gains	(342)	248
Adoption of ASC 320 (Note 1)	(36)	-

Balance, end of year	$2,171	$2,564

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2010	$62
2011	65
2012	63
2013	58
2014	50

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

December 31, 2008
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$1,356	$48	$1,308

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,969	$5,739
Net amount at risk related to deposits	208	618
Average attained age of contract holders	50	47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2009	2008

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,472	$16,564
Net amount at risk- net of reinsurance	309	886
Average attained age of contract holders	64	63

Return of net deposits plus a minimum return
In the event of death
Account value	$744	$775
Net amount at risk- net of reinsurance	238	314
Average attained age of contract holders	70	69
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$28,414	$22,944
Net amount at risk- net of reinsurance	696	1,456
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$6,293	$5,488
Net amount at risk- net of reinsurance	54	96
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$35,595	$24,769
Net amount at risk	1,012	1,812
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2009	2008

	(in billions)
Type of Fund
Equity	$28	$22
Balanced	22	14
Bond	7	5
Money Market	2	3

Total	$59	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$424	$442	$2,890	$3,756
Incurred guarantee benefits	(192)	(166)	-	(358)
Other reserve changes	(1)	(67)	(2,227)	(2,295)

Balance at December 31, 2009	231	209	663	1,103
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$127	$(968)	$115	$(726)

Balance at January 1, 2008	$140	$160	$568	$868
Incurred guarantee benefits	(126)	(74)	-	(200)
Other reserve changes	410	356	2,322	3,088

Balance at December 31, 2008	424	442	2,890	3,756
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$165	$(1,614)	$538	$(911)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$9,419	$6,718
Capitalization	1,579	1,893
Amortization (1)	(1,119)	398
Change in unrealized investment gains and losses	(704)	410
Adoption of ASC 320 (Note 1)	11	-

Balance, end of year	$9,186	$9,419

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$427	$313
Capitalization	63	116
Amortization	(77)	(3)
Change in unrealized investment gains and losses	(12)	1
Adoption of ASC 320 (Note 1)	(22)	-

Balance, end of year	$379	$427

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and 1.5 million Performance Share Units (“PSUs”) were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 – Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December 31,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events - (continued)

2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Emerging Markets Value Trust Series 1
500 Index Trust Series 1	Equity-Income Trust Series 0
Active Bond Trust Series 0	Equity-Income Trust Series 1
Active Bond Trust Series 1	Financial Services Trust Series 0
All Cap Core Trust Series 0	Financial Services Trust Series 1
All Cap Core Trust Series 1	Franklin Templeton Founding Allocation Trust Series 0
All Cap Growth Trust Series 0	Fundamental Value Trust Series 0
All Cap Growth Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Trust Series 0
American Asset Allocation Trust Series 1	Global Trust Series 1
American Blue Chip Income and Growth Trust Series 1	Health Sciences Trust Series 0
American Bond Trust Series 1	Health Sciences Trust Series 1
American Fundamental Holdings Trust Series 1	High Yield Trust Series 0
American Global Diversification Trust Series 1	High Yield Trust Series 1
American Growth Trust Series 1	International Core Trust Series 0
American Growth-Income Trust Series 1	International Core Trust Series 1
American International Trust Series 1	International Equity Index Trust A Series 1
American New World Trust Series 1	International Equity Index Trust B Series 0
Balanced Trust Series 0	International Opportunities Trust Series 0
Blue Chip Growth Trust Series 0	International Opportunities Trust Series 1
Blue Chip Growth Trust Series 1	International Small Company Trust Series 0
Capital Appreciation Trust Series 0	International Small Company Trust Series 1
Capital Appreciation Trust Series 1	International Value Trust Series 0
Capital Appreciation Value Trust Series 0	International Value Trust Series 1
Capital Appreciation Value Trust Series 1	Investment Quality Bond Trust Series 0
Core Allocation Plus Trust Series 1	Investment Quality Bond Trust Series 1
Core Bond Trust Series 0	Large Cap Trust Series 0
Core Bond Trust Series 1	Large Cap Trust Series 1
Core Diversified Growth & Income Trust Series 1	Large Cap Value Trust Series 0
Core Strategy Trust Series 0	Large Cap Value Trust Series 1
Core Strategy Trust Series 1	Lifestyle Aggressive Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Aggressive Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Balanced Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Balanced Trust Series 1

Report of Independent Registered Public Accounting Firm

Lifestyle Conservative Trust Series 0	Small Cap Growth Trust Series 1
Lifestyle Conservative Trust Series 1	Small Cap Index Trust Series 0
Lifestyle Growth Trust Series 0	Small Cap Index Trust Series 1
Lifestyle Growth Trust Series 1	Small Cap Opportunities Trust Series 0
Lifestyle Moderate Trust Series 0	Small Cap Opportunities Trust Series 1
Lifestyle Moderate Trust Series 1	Small Cap Value Trust Series 0
Mid Cap Index Trust Series 0	Small Cap Value Trust Series 1
Mid Cap Index Trust Series 1	Small Company Value Trust Series 0
Mid Cap Stock Trust Series 0	Small Company Value Trust Series 1
Mid Cap Stock Trust Series 1	Smaller Company Growth Trust Series 0
Mid Value Trust Series 0	Smaller Company Growth Trust Series 1
Mid Value Trust Series 1	Strategic Bond Trust Series 0
Money Market Trust B Series 0	Strategic Bond Trust Series 1
Money Market Trust Series 1	Strategic Income Trust Series 0
Natural Resources Trust Series 0	Strategic Income Trust Series 1
Natural Resources Trust Series 1	Total Bond Market Trust B Series 0
Optimized All Cap Trust Series 0	Total Return Trust Series 0
Optimized All Cap Trust Series 1	Total Return Trust Series 1
Optimized Value Trust Series 0	Total Stock Market Index Trust Series 0
Optimized Value Trust Series 1	Total Stock Market Index Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Real Estate Securities Trust Series 0	U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 1	Utilities Trust Series 0
Real Return Bond Trust Series 0	Utilities Trust Series 1
Real Return Bond Trust Series 1	Value Trust Series 0
Science & Technology Trust Series 0	Value Trust Series 1
Science & Technology Trust Series 1	All Asset Portfolio Series 0
Short-Term Bond Trust Series 0	All Asset Portfolio Series 1
Small Cap Growth Trust Series 0

“Closed” sub-accounts

Classic Value Trust Series 0	Income & Value Trust Series 1
Classic Value Trust Series 1	International Small Cap Trust Series 0
Core Equity Trust Series 0	International Small Cap Trust Series 1
Core Equity Trust Series 1	Mid Cap Intersection Trust Series 0
Emerging Small Company Trust Series 0	Mid Cap Intersection Trust Series 1
Emerging Small Company Trust Series 1	Mid Cap Value Trust Series 0
Global Allocation Trust Series 0	Mid Cap Value Trust Series 1
Global Allocation Trust Series 1	Small Company Trust Series 1
Global Real Estate Trust Series 0	U.S. Large Cap Trust Series 0
Global Real Estate Trust Series 1	U.S. Large Cap Trust Series 1
Income & Value Trust Series 0

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2010

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,604,082 shares (cost $21,182,849)	$22,312,778
500 Index Trust Series 1 - 670,154 shares (cost $6,381,339)	6,527,296
Active Bond Trust Series 0 - 26,633 shares (cost $225,868)	245,021
Active Bond Trust Series 1 - 141,057 shares (cost $1,295,689)	1,297,722
All Cap Core Trust Series 0 - 10,380 shares (cost $113,839)	153,621
All Cap Core Trust Series 1 - 71,603 shares (cost $1,079,165)	1,059,003
All Cap Growth Trust Series 0 - 3,514 shares (cost $43,454)	48,806
All Cap Growth Trust Series 1 - 64,328 shares (cost $830,887)	892,872
All Cap Value Trust Series 0 - 74,011 shares (cost $450,761)	521,779
All Cap Value Trust Series 1 - 269,020 shares (cost $1,715,049)	1,904,662
Alpha Opportunities Trust Series 0-13,358 shares (cost $203,713)	202,244
American Asset Allocation Trust Series 1 - 1,200,020 shares (cost $10,161,211)	11,976,200
American Blue Chip Income and Growth Trust Series 1 - 146,453 shares (cost $1,512,550)	1,502,607
American Bond Trust Series 1 - 126,808 shares (cost $1,456,842)	1,483,648
American Fundamental Holdings Trust Series 1 - 94 shares (cost $807)	897
American Global Diversification Trust Series 1 - 8,264 shares (cost $68,707)	78,010
American Growth Trust Series 1 - 1,140,208 shares (cost $14,787,573)	15,119,166
American Growth-Income Trust Series 1 - 916,435 shares (cost $10,384,090)	12,417,690
American International Trust Series 1 - 1,853,909 shares (cost $30,677,511)	28,772,677
American New World Trust Series 1 - 1,621 shares (cost $18,969)	19,195
Balanced Trust Series 0 - 1,217 shares (cost $18,060)	18,049
Blue Chip Growth Trust Series 0 - 492,725 shares (cost $6,685,265)	8,578,346
Blue Chip Growth Trust Series 1 - 781,054 shares (cost $12,691,325)	13,629,384
Capital Appreciation Trust Series 0 - 30,765 shares (cost $236,421)	273,810
Capital Appreciation Trust Series 1 - 437,998 shares (cost $3,238,045)	3,898,184
Capital Appreciation Value Trust Series 0 - 13,014 shares (cost $150,629)	149,143
Capital Appreciation Value Trust Series 1 - 2,008 shares (cost $22,240)	23,009
Classic Value Trust Series 0	—
Classic Value Trust Series 1	—
Core Allocation Plus Trust Series 1 - 493,507 shares (cost $4,634,346)	4,999,225
Core Bond Trust Series 0 - 8,187 shares (cost $106,521)	108,070
Core Bond Trust Series 1 - 32,750 shares (cost $414,799)	433,606
Core Diversified Growth & Income Trust Series 1 - 1,935 shares (cost $19,111)	21,555
Core Equity Trust Series 0	—
Core Equity Trust Series 1	—
Core Strategy Trust Series 0 - 147 shares (cost $1,398)	1,693
Core Strategy Trust Series 1 - 88 shares (cost $952)	1,011
Disciplined Diversification Trust Series 0 - 13,596 shares (cost $152,341)	149,965
Disciplined Diversification Trust Series 1 - 91 shares (cost $955)	1,009
Emerging Markets Value Trust Series 0 - 41,523 shares (cost $465,746)	560,976

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Emerging Markets Value Trust Series 1 - 56,436 shares (cost $576,051)	$763,018
Emerging Small Company Trust Series 0	—
Emerging Small Company Trust Series 1	—
Equity - Income Trust Series 0 - 1,214,011 shares (cost $13,606,027)	14,847,359
Equity - Income Trust Series 1 - 1,081,524 shares (cost $13,741,911)	13,270,305
Financial Services Trust Series 0 - 17,931 shares (cost $163,673)	189,531
Financial Services Trust Series 1 - 51,437 shares (cost $438,170)	544,204
Franklin Templeton Founding Allocation Trust Series 0 - 36,580 shares (cost $292,183)	341,295
Fundamental Value Trust Series 0 - 178,976 shares (cost $1,760,555)	2,281,949
Fundamental Value Trust Series 1 - 777,748 shares (cost $8,124,708)	9,947,392
Global Allocation Trust Series 0	—
Global Allocation Trust Series 1	—
Global Bond Trust Series 0 - 636,932 shares (cost $8,172,368)	7,706,881
Global Bond Trust Series 1 - 269,784 shares (cost $3,317,294)	3,275,176
Global Real Estate Trust Series 0	—
Global Real Estate Trust Series 1	—
Global Trust Series 0 - 17,400 shares (cost $191,882)	237,159
Global Trust Series 1 - 130,882 shares (cost $1,705,339)	1,785,233
Health Sciences Trust Series 0 - 50,991 shares (cost $574,229)	686,852
Health Sciences Trust Series 1 - 145,664 shares (cost $1,627,506)	1,957,724
High Yield Trust Series 0 - 230,343 shares (cost $1,659,898)	1,870,386
High Yield Trust Series 1 - 536,800 shares (cost $4,019,481)	4,385,652
Income & Value Trust Series 0	—
Income & Value Trust Series 1	—
International Core Trust Series 0 - 47,262 shares (cost $418,375)	427,723
International Core Trust Series 1 - 503,233 shares (cost $5,105,700)	4,569,358
International Equity Index Trust A Series 1 - 224,504 shares (cost $3,468,283)	3,266,527
International Equity Index Trust B Series 0 - 482,059 shares (cost $6,218,899)	7,062,159
International Opportunities Trust Series 0 - 332,150 shares (cost $3,611,238)	3,726,727
International Opportunities Trust Series 1 - 70,111 shares (cost $594,144)	787,343
International Small Cap Trust Series 0	—
International Small Cap Trust Series 1	—
International Small Company Trust Series 0 - 42,363 shares (cost $380,710)	372,374
International Small Company Trust Series 1 - 285,546 shares (cost $2,564,921)	2,507,098
International Value Trust Series 0 - 120,500 shares (cost $1,170,725)	1,368,878
International Value Trust Series 1 - 895,465 shares (cost $10,593,744)	10,226,216
Investment Quality Bond Trust Series 0 - 24,479 shares (cost $261,506)	270,739
Investment Quality Bond Trust Series 1 - 489,351 shares (cost $5,556,234)	5,426,904
Large Cap Trust Series 0 - 24,902 shares (cost $269,595)	272,677
Large Cap Trust Series 1 - 205,920 shares (cost $2,643,186)	2,261,005
Large Cap Value Trust Series 0 - 36,179 shares (cost $501,822)	553,539
Large Cap Value Trust Series 1 - 168,705 shares (cost $2,803,480)	2,581,189

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Aggressive Trust Series 0 - 439,305 shares (cost $2,779,254)	$3,206,926
Lifestyle Aggressive Trust Series 1 - 923,661 shares (cost $5,022,659)	6,742,728
Lifestyle Balanced Trust Series 0 - 408,839 shares (cost $3,901,631)	4,419,554
Lifestyle Balanced Trust Series 1 - 835,336 shares (cost $8,075,189)	9,013,279
Lifestyle Conservative Trust Series 0 - 102,756 shares (cost $1,155,033)	1,216,629
Lifestyle Conservative Trust Series 1 - 152,223 shares (cost $1,709,760)	1,800,796
Lifestyle Growth Trust Series 0 - 814,254 shares (cost $8,158,227)	8,427,534
Lifestyle Growth Trust Series 1 - 1,106,168 shares (cost $10,690,213)	11,437,781
Lifestyle Moderate Trust Series 0 - 293,983 shares (cost $3,262,821)	3,277,916
Lifestyle Moderate Trust Series 1 - 200,724 shares (cost $2,182,004)	2,238,073
Mid Cap Index Trust Series 0 - 125,846 shares (cost $1,506,347)	1,788,270
Mid Cap Index Trust Series 1 - 733,805 shares (cost $10,992,011)	10,434,709
Mid Cap Intersection Trust Series 0	—
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 319,494 shares (cost $3,222,143)	3,683,767
Mid Cap Stock Trust Series 1 - 549,341 shares (cost $6,158,053)	6,306,437
Mid Cap Value Trust Series 0	—
Mid Cap Value Trust Series 1	—
Mid Value Trust Series 0 - 540,777 shares (cost $3,987,237)	5,283,386
Mid Value Trust Series 1 - 500,951 shares (cost $3,921,207)	4,909,319
Money Market Trust B Series 0 - 44,928,442 shares (cost $44,928,442)	44,928,442
Money Market Trust Series 1 - 3,588,315 shares (cost $35,883,153)	35,883,153
Natural Resources Trust Series 0 - 190,245 shares (cost $1,824,349)	2,086,992
Natural Resources Trust Series 1 - 471,100 shares (cost $4,238,549)	5,252,760
Optimized All Cap Trust Series 0 - 16,981 shares (cost $154,845)	185,772
Optimized All Cap Trust Series 1 - 8,849 shares (cost $80,617)	96,452
Optimized Value Trust Series 0 - 11,453 shares (cost $85,903)	101,134
Optimized Value Trust Series 1 - 1 shares (cost $14)	12
Overseas Equity Trust Series 0 - 256,944 shares (cost $2,616,038)	2,440,966
Pacific Rim Trust Series 0 - 63,222 shares (cost $395,100)	498,186
Pacific Rim Trust Series 1 - 309,365 shares (cost $2,570,523)	2,425,418
Real Estate Securities Trust Series 0 - 622,601 shares (cost $4,050,454)	5,547,371
Real Estate Securities Trust Series 1 - 1,365,924 shares (cost $18,981,628)	12,238,675
Real Return Bond Trust Series 0 - 317,245 shares (cost $3,707,716)	3,759,357
Real Return Bond Trust Series 1 - 336,775 shares (cost $4,028,464)	4,034,568
Science & Technology Trust Series 0 - 57,712 shares (cost $598,115)	785,456
Science & Technology Trust Series 1 - 412,701 shares (cost $4,714,924)	5,600,349
Short - Term Bond Trust Series 0 - 42,334 shares (cost $307,342)	333,591
Small Cap Growth Trust Series 0 - 431,404 shares (cost $2,784,913)	3,584,964
Small Cap Growth Trust Series 1 - 42,243 shares (cost $264,873)	350,191
Small Cap Index Trust Series 0 - 115,784 shares (cost $1,086,392)	1,289,837

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Cap Index Trust Series 1 - 184,251 shares (cost $1,876,424)	$2,052,561
Small Cap Opportunities Trust Series 0 - 4,145 shares (cost $53,951)	62,221
Small Cap Opportunities Trust Series 1 - 61,127 shares (cost $912,039)	923,018
Small Cap Value Trust Series 0 - 301,344 shares (cost $3,549,894)	4,523,174
Small Cap Value Trust Series 1 - 20,526 shares (cost $247,042)	308,717
Small Company Trust Series 1	—
Small Company Value Trust Series 0 - 55,993 shares (cost $663,991)	796,777
Small Company Value Trust Series 1 - 530,185 shares (cost $7,394,788)	7,560,437
Smaller Company Growth Trust Series 0 - 13,935 shares (cost $190,221)	199,275
Smaller Company Growth Trust Series 1 - 1,259,989 shares (cost $17,127,113)	18,017,839
Strategic Bond Trust Series 0 - 52,742 shares (cost $468,921)	504,215
Strategic Bond Trust Series 1 - 166,110 shares (cost $1,526,621)	1,594,659
Strategic Income Trust Series 0 - 29,970 shares (cost $390,520)	398,301
Strategic Income Trust Series 1 - 51,067 shares (cost $678,107)	679,706
Total Bond Market Trust B Series 0 - 714,382 shares (cost $7,128,053)	7,122,388
Total Return Trust Series 0 - 902,010 shares (cost $12,414,144)	12,583,045
Total Return Trust Series 1 - 3,222,772 shares (cost $43,786,681)	45,086,578
Total Stock Market Index Trust Series 0 - 103,342 shares (cost $837,777)	1,045,820
Total Stock Market Index Trust Series 1 - 72,080 shares (cost $777,044)	729,447
U.S. Government Securities Trust Series 0 - 125,133 shares (cost $1,551,600)	1,554,148
U.S. Government Securities Trust Series 1 - 228,805 shares (cost $2,843,872)	2,853,193
U.S. High Yield Bond Trust Series 0 - 23,133 shares (cost $262,152)	284,302
U.S. High Yield Bond Trust Series 1 - 26,249 shares (cost $310,307)	322,341
U.S. Large Cap Trust Series 0	—
U.S. Large Cap Trust Series 1	—
Utilities Trust Series 0 - 50,105 shares (cost $516,492)	521,594
Utilities Trust Series 1 - 143,309 shares (cost $1,349,616)	1,494,713
Value Trust Series 0 - 48,174 shares (cost $637,520)	659,988
Value Trust Series 1 - 260,292 shares (cost $3,492,832)	3,571,204
Sub - accounts invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 92,253 shares (cost $969,416)	$969,580
All Asset Portfolio Series 1 - 56,512 shares (cost $599,015)	593,938

Total assets	$581,777,430

Contract Owners’ Equity

Variable universal life insurance contracts	$581,777,430

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$416,603	$457,185	$134,764	$128,911

Total Investment Income	416,603	457,185	134,764	128,911
Expenses:
Mortality and expense risk	34,722	43,823	21,872	47,263

Net investment income (loss)	381,881	413,362	112,892	81,648

Realized gains (losses) on investments:
Capital gain distributions	—	118,781	—	—
Net realized gains (losses)	(3,650,304)	(1,162,706)	(3,394,051)	(2,102,701)

Realized gains (losses)	(3,650,304)	(1,043,925)	(3,394,051)	(2,102,701)
Unrealized appreciation (depreciation) during the period	7,973,200	(8,137,464)	5,317,102	(5,726,377)

Net increase (decrease) in assets from operations	4,704,777	(8,768,027)	2,035,943	(7,747,430)

Changes from principal transactions:
Transfer of net premiums	1,756,069	1,920,254	203,477	635,202
Transfer on terminations	(1,532,553)	(1,777,015)	(10,163,812)	(2,128,198)
Transfer on policy loans	(25,209)	31,546	(707)	(509)
Net interfund transfers	1,244,013	4,016,864	1,918,502	(4,499,505)

Net increase (decrease) in assets from principal transactions	1,442,320	4,191,649	(8,042,540)	(5,993,010)

Total increase (decrease) in assets	6,147,097	(4,576,378)	(6,006,597)	(13,740,440)
Assets, beginning of period	16,165,681	20,742,059	12,533,893	26,274,333

Assets, end of period	$22,312,778	$16,165,681	$6,527,296	$12,533,893

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)

$19,289	$29,424	$83,660	$55,886	$33,380	$3,073

19,289	29,424	83,660	55,886	33,380	3,073

—	—	4,462	6,132	—	—

19,289	29,424	79,198	49,754	33,380	3,073

—	—	—	—	—	193
3,768	(60,103)	(22,838)	(178,106)	(509)	(400)

3,768	(60,103)	(22,838)	(178,106)	(509)	(207)
79,291	(45,699)	128,683	(38,964)	14,048	(13,884)

102,348	(76,378)	185,043	(167,316)	46,919	(11,018)

8,948	115,887	7,192	16,247	159,152	32,760
(153,976)	(73,256)	(207,564)	(336,374)	(25,986)	(4,070)
(13)	(2)	113	(91)	—	—
(128,202)	(15,731)	491,950	(621,306)	731,613	40,210

(273,243)	26,898	291,691	(941,524)	864,779	68,900

(170,895)	(49,480)	476,734	(1,108,840)	911,698	57,882
415,916	465,396	820,988	1,929,828	57,882	—

$245,021	$415,916	$1,297,722	$820,988	$969,580	$57,882

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$33,583	$46,385	$2,222	$379

Total Investment Income	33,583	46,385	2,222	379
Expenses:
Mortality and expense risk	2,420	4,554	—	—

Net investment income (loss)	31,163	41,831	2,222	379

Realized gains (losses) on investments:
Capital gain distributions	—	2,145	—	—
Net realized gains (losses)	(110,455)	(35,666)	2,588	(145,418)

Realized gains (losses)	(110,455)	(33,521)	2,588	(145,418)
Unrealized appreciation (depreciation) during the period	145,493	(149,775)	39,379	576

Net increase (decrease) in assets from operations	66,201	(141,465)	44,189	(144,463)

Changes from principal transactions:
Transfer of net premiums	43,971	50,836	100,842	140,480
Transfer on terminations	(36,547)	(93,962)	(13,522)	(9,188)
Transfer on policy loans	12,870	(36,716)	—	—
Net interfund transfers	(106,630)	(31,918)	6,829	(826)

Net increase (decrease) in assets from principal transactions	(86,336)	(111,760)	94,149	130,466

Total increase (decrease) in assets	(20,135)	(253,225)	138,338	(13,997)
Assets, beginning of period	614,073	867,298	15,283	29,280

Assets, end of period	$593,938	$614,073	$153,621	$15,283

See accompanying notes.

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$35,237	$123,987	$346	$240	$5,947	$10,612

35,237	123,987	346	240	5,947	10,612

12,795	34,112	—	—	6,202	14,580

22,442	89,875	346	240	(255)	(3,968)

—	—	—	—	—	—
(2,007,196)	(979,727)	(9,569)	(5,312)	(717,762)	(143,013)

(2,007,196)	(979,727)	(9,569)	(5,312)	(717,762)	(143,013)
2,435,832	(2,887,267)	20,444	(14,620)	839,598	(1,585,110)
451,078	(3,777,119)	11,221	(19,692)	121,581	(1,732,091)

42,828	254,938	3,691	5,919	74,394	307,784
(319,740)	(795,201)	(33,619)	(1,364)	(307,319)	(290,608)
3,666	35,384	—	—	5,598	30,026
(4,138,316)	(1,985,621)	21,023	38,498	(1,349,678)	(58,218)

(4,411,562)	(2,490,500)	(8,905)	43,053	(1,577,005)	(11,016)

(3,960,484)	(6,267,619)	2,316	23,361	(1,455,424)	(1,743,107)
5,019,487	11,287,106	46,490	23,129	2,348,296	4,091,403

$1,059,003	$5,019,487	$48,806	$46,490	$892,872	$2,348,296

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,354	$1,781	$13,649	$50,115

Total Investment Income	2,354	1,781	13,649	50,115
Expenses:
Mortality and expense risk	—	—	12,701	26,252

Net investment income (loss)	2,354	1,781	948	23,863

Realized gains (losses) on investments:
Capital gain distributions	—	1,093	—	153,459
Net realized gains (losses)	1,444	(27,421)	(2,771,426)	(2,371,693)

Realized gains (losses)	1,444	(26,328)	(2,771,426)	(2,218,234)
Unrealized appreciation (depreciation) during the period	86,774	334	3,240,542	74,815

Net increase (decrease) in assets from operations	90,572	(24,213)	470,064	(2,119,556)

Changes from principal transactions:
Transfer of net premiums	92,316	38,320	47,139	48,246
Transfer on terminations	(30,469)	(7,600)	(156,073)	(158,830)
Transfer on policy loans	(1)	—	5,450	(4,555)
Net interfund transfers	155,835	163,019	(3,233,792)	(1,550,963)

Net increase (decrease) in assets from principal transactions	217,681	193,739	(3,337,276)	(1,666,102)

Total increase (decrease) in assets	308,253	169,526	(2,867,212)	(3,785,658)
Assets, beginning of period	213,526	44,000	4,771,874	8,557,532

Assets, end of period	$521,779	$213,526	$1,904,662	$4,771,874

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Alpha Opportunities Trust Series 0	American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	$214,307	$6,546	$21,052	$147,528

—	214,307	6,546	21,052	147,528

—	46,031	167	5,700	12,167

—	168,276	6,379	15,352	135,361

—	5,551	—	93,161	39,973
—	120,975	(897)	(1,388,447)	(806,387)

—	126,526	(897)	(1,295,286)	(766,414)
(1,469)	1,833,985	(18,995)	1,425,441	(869,603)

(1,469)	2,128,787	(13,513)	145,507	(1,500,656)

—	565,089	9,996	63,399	357,139
—	(1,308,007)	(14,901)	(469,876)	(223,639)
—	23,725	(144)	20,222	(80,187)
203,713	10,350,784	234,384	(909,574)	559,651

203,713	9,631,591	229,335	(1,295,829)	612,964

202,244	11,760,378	215,822	(1,150,322)	(887,692)
—	215,822	—	2,652,929	3,540,621

$202,244	$11,976,200	$215,822	$1,502,607	$2,652,929

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Bond Trust Series 1		American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$38,009	$153,895	$14

Total Investment Income	38,009	153,895	14
Expenses:
Mortality and expense risk	7,188	7,476	2

Net investment income (loss)	30,821	146,419	12

Realized gains (losses) on investments:
Capital gain distributions	—	37	—
Net realized gains (losses)	(66,318)	(129,287)	22

Realized gains (losses)	(66,318)	(129,250)	22
Unrealized appreciation (depreciation) during the period	240,797	(167,503)	90

Net increase (decrease) in assets from operations	205,300	(150,334)	124

Changes from principal transactions:
Transfer of net premiums	192,610	210,679	93
Transfer on terminations	(189,850)	(94,990)	(125)
Transfer on policy loans	(115)	—	—
Net interfund transfers	(460,700)	(2,074,303)	805

Net increase (decrease) in assets from principal transactions	(458,055)	(1,958,614)	773

Total increase (decrease) in assets	(252,755)	(2,108,948)	897
Assets, beginning of period	1,736,403	3,845,351	—

Assets, end of period	$1,483,648	$1,736,403	$897

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American Global Diversification Trust Series 1	American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$1,275	$37,506	$496,005	$130,962	$46,065

1,275	37,506	496,005	130,962	46,065

284	48,247	86,128	41,959	14,394

991	(10,741)	409,877	89,003	31,671

—	3,604,971	266,326	167,577	77,414
2,349	(10,359,444)	(3,123,395)	(446,930)	(1,624,774)

2,349	(6,754,473)	(2,857,069)	(279,353)	(1,547,360)
9,303	11,742,937	(11,368,782)	2,705,756	(583,320)

12,643	4,977,723	(13,815,974)	2,515,406	(2,099,009)

375	928,758	2,712,535	597,149	574,751
(405)	(8,937,299)	(2,845,634)	(1,317,027)	(1,058,090)
—	26,253	(89,358)	31,606	(67,026)
65,397	(359,406)	9,243,795	9,057,406	(149,487)

65,367	(8,341,694)	9,021,338	8,369,134	(699,852)

78,010	(3,363,971)	(4,794,636)	10,884,540	(2,798,861)
—	18,483,137	23,277,773	1,533,150	4,332,011

$78,010	$15,119,166	$18,483,137	$12,417,690	$1,533,150

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		American New World Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$281,653	$1,303,398	$186

Total Investment Income	281,653	1,303,398	186
Expenses:
Mortality and expense risk	67,277	108,659	16

Net investment income (loss)	214,376	1,194,739	170

Realized gains (losses) on investments:
Capital gain distributions	5,891,833	732,433	—
Net realized gains (losses)	(9,877,177)	(1,851,283)	147

Realized gains (losses)	(3,985,344)	(1,118,850)	147
Unrealized appreciation (depreciation) during the period	12,616,371	(19,580,193)	227

Net increase (decrease) in assets from operations	8,845,403	(19,504,304)	544

Changes from principal transactions:
Transfer of net premiums	750,622	2,166,820	260
Transfer on terminations	(6,949,495)	(2,692,364)	(149)
Transfer on policy loans	3,760	(79,432)	—
Net interfund transfers	3,615,926	(3,846,066)	18,540

Net increase (decrease) in assets from principal transactions	(2,579,187)	(4,451,042)	18,651

Total increase (decrease) in assets	6,266,216	(23,955,346)	19,195
Assets, beginning of period	22,506,461	46,461,807	—

Assets, end of period	$28,772,677	$22,506,461	$19,195

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Balanced Trust Series 0	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$164	$10,858	$9,215	$13,619	$50,667

164	10,858	9,215	13,619	50,667

—	—	—	50,501	74,489

164	10,858	9,215	(36,882)	(23,822)

270	—	33,216	—	279,607
1	(443,818)	(208,963)	(1,866,157)	(544,621)

271	(443,818)	(175,747)	(1,866,157)	(265,014)
(11)	2,621,915	(848,688)	5,615,075	(8,644,218)

424	2,188,955	(1,015,220)	3,712,036	(8,933,054)

—	302,428	255,329	359,099	809,262
(57)	(498,145)	(64,810)	(2,393,932)	(6,868,763)
—	(9)	(2)	5,759	(15,990)
17,682	4,554,645	646,042	1,285,852	642,645

17,625	4,358,919	836,559	(743,222)	(5,432,846)

18,049	6,547,874	(178,661)	2,968,814	(14,365,900)
—	2,030,472	2,209,133	10,660,570	25,026,470

$18,049	$8,578,346	$2,030,472	$13,629,384	$10,660,570

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1

	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$576	$1,081	$8,887	$29,265

Total Investment Income	576	1,081	8,887	29,265
Expenses:
Mortality and expense risk	—	—	19,061	30,942

Net investment income (loss)	576	1,081	(10,174)	(1,677)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	7,249	(215,802)	(979,450)	(417,557)

Realized gains (losses)	7,249	(215,802)	(979,450)	(417,557)
Unrealized appreciation (depreciation) during the period	64,325	(35,883)	2,290,857	(2,445,165)

Net increase (decrease) in assets from operations	72,150	(250,604)	1,301,233	(2,864,399)

Changes from principal transactions:
Transfer of net premiums	71,831	213,970	72,350	348,771
Transfer on terminations	(67,303)	(29,128)	(877,944)	(826,744)
Transfer on policy loans	—	—	1,101	15,356
Net interfund transfers	76,971	(32,349)	(1,181,384)	(57,997)

Net increase (decrease) in assets from principal transactions	81,499	152,493	(1,985,877)	(520,614)

Total increase (decrease) in assets	153,649	(98,111)	(684,644)	(3,385,013)
Assets, beginning of period	120,161	218,272	4,582,828	7,967,841

Assets, end of period	$273,810	$120,161	$3,898,184	$4,582,828

(g)	Fund available in prior year but no activity.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Capital Appreciation Value Trust Series 0	Capital Appreciation Value Trust Series 1		Classic Value Trust Series 0
Year Ended Dec. 31/09 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08

$2,679	$415	$23	$238	$487

2,679	415	23	238	487

—	33	3	—	—

2,679	382	20	238	487

655	103	—	—	259
173	96	(4)	(10,928)	(6,120)

828	199	(4)	(10,928)	(5,861)
(1,486)	667	102	11,850	(7,093)

2,021	1,248	118	1,160	(12,467)

303	846	73	6,669	11,310
(502)	(1,048)	(124)	(816)	(2,249)
—	(36)	—	—	—
147,321	19,052	2,880	(26,262)	166

147,122	18,814	2,829	(20,409)	9,227

149,143	20,062	2,947	(19,249)	(3,240)
—	2,947	—	19,249	22,489

$149,143	$23,009	$2,947	—	$19,249

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 1		Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (g)
Income:
Dividend income distribution	$927	$2,485	$72,639

Total Investment Income	927	2,485	72,639
Expenses:
Mortality and expense risk	163	989	9,652

Net investment income (loss)	764	1,496	62,987

Realized gains (losses) on investments:
Capital gain distributions	—	2,558	165,241
Net realized gains (losses)	(125,557)	(196,953)	1,799

Realized gains (losses)	(125,557)	(194,395)	167,040
Unrealized appreciation (depreciation) during the period	102,732	74,329	364,879

Net increase (decrease) in assets from operations	(22,061)	(118,570)	594,906

Changes from principal transactions:
Transfer of net premiums	—	11,266	167
Transfer on terminations	(15,895)	(8,321)	(62,171)
Transfer on policy loans	—	—	—
Net interfund transfers	(51,287)	(542,279)	4,466,323

Net increase (decrease) in assets from principal transactions	(67,182)	(539,334)	4,404,319

Total increase (decrease) in assets	(89,243)	(657,904)	4,999,225
Assets, beginning of period	89,243	747,147	—

Assets, end of period	—	$89,243	$4,999,225

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.
(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

See accompanying notes.

Sub-Account
Core Bond Trust Series 0		Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ax)

$1,963	$132	$12,890	$535	$304

1,963	132	12,890	535	304

—	—	3,111	22	94

1,963	132	9,779	513	210

—	—	—	—	—
853	(84)	20,669	(1)	1,523

853	(84)	20,669	(1)	1,523
1,583	(34)	18,868	(62)	2,444

4,399	14	49,316	450	4,177

24,906	—	24,994	389	—
(11,542)	(22)	(680,639)	(66)	(106)
—	—	(1,007)	—	—
87,249	3,066	1,018,460	20,509	17,484

100,613	3,044	361,808	20,832	17,378

105,012	3,058	411,124	21,282	21,555
3,058	—	22,482	1,200	—

$108,070	$3,058	$433,606	$22,482	$21,555

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Equity Trust Series 0		Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,855	$7,796	$2,269	$28,127

Total Investment Income	1,855	7,796	2,269	28,127
Expenses:
Mortality and expense risk	—	—	381	1,540

Net investment income (loss)	1,855	7,796	1,888	26,587

Realized gains (losses) on investments:
Capital gain distributions	—	971	—	7,379
Net realized gains (losses)	(32,378)	(3,461)	(212,127)	(103,325)

Realized gains (losses)	(32,378)	(2,490)	(212,127)	(95,946)
Unrealized appreciation (depreciation) during the period	39,418	(35,127)	175,281	(121,893)

Net increase (decrease) in assets from operations	8,895	(29,821)	(34,958)	(191,252)

Changes from principal transactions:
Transfer of net premiums	46,936	35,775	12,116	39,056
Transfer on terminations	(1,964)	(4,313)	(24,742)	(73,525)
Transfer on policy loans	—	—	2	—
Net interfund transfers	(95,323)	2,941	(93,779)	(214,904)

Net increase (decrease) in assets from principal transactions	(50,351)	34,403	(106,403)	(249,373)

Total increase (decrease) in assets	(41,456)	4,582	(141,361)	(440,625)
Assets, beginning of period	41,456	36,874	141,361	581,986

Assets, end of period	—	$41,456	—	$141,361

(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Core Strategy Trust Series 0	Core Strategy Trust Series 1	Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/09 (g)

$31	$18	$2,907

31	18	2,907

—	2	—

31	16	2,907

6	—	995
4	1	513

10	1	1,508
295	59	(2,375)

336	76	2,040

595	—	1,437
(33)	(20)	(559)
—	—	—
795	955	147,047

1,357	935	147,925

1,693	1,011	149,965
—	—	—

$1,693	$1,011	$149,965

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 1		Dynamic Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/08 (ah)
Income:
Dividend income distribution	$19	—	—

Total Investment Income	19	—	—
Expenses:
Mortality and expense risk	4	—	—

Net investment income (loss)	15	—	—

Realized gains (losses) on investments:
Capital gain distributions	7	—	—
Net realized gains (losses)	1	(570)	(11,410)

Realized gains (losses)	8	(570)	(11,410)
Unrealized appreciation (depreciation) during the period	54	—	(1,632)

Net increase (decrease) in assets from operations	77	(570)	(13,042)

Changes from principal transactions:
Transfer of net premiums	—	570	5,992
Transfer on terminations	(20)	—	(2,654)
Transfer on policy loans	—	—	—
Net interfund transfers	952	—	(127,395)

Net increase (decrease) in assets from principal transactions	932	570	(124,057)

Total increase (decrease) in assets	1,009	—	(137,099)
Assets, beginning of period	—	—	137,099

Assets, end of period	$1,009	—	—

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ah)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Dynamic Growth Trust Series 1	Emerging Growth Trust Series 0	Emerging Growth Trust Series 1
Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/08 (ab)

—	$394	$1,231

—	394	1,231

2,917	—	1,575

(2,917)	394	(344)

—	875	2,805
(87,607)	(125,730)	(499,712)

(87,607)	(124,855)	(496,907)
(200,945)	14,553	121,401

(291,469)	(109,908)	(375,850)

79,850	13,608	4,287
(285,510)	(12,947)	(95,107)
22	—	—
(1,878,178)	12,300	(355,197)

(2,083,816)	12,961	(446,017)

(2,375,285)	(96,947)	(821,867)
2,375,285	96,947	821,867

—	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$397	$3,519	$361	$9,502

Total Investment Income	397	3,519	361	9,502
Expenses:
Mortality and expense risk	—	—	2,300	1,138

Net investment income (loss)	397	3,519	(1,939)	8,364

Realized gains (losses) on investments:
Capital gain distributions	190	—	435	191
Net realized gains (losses)	91,213	(609)	(109,215)	(7,510)

Realized gains (losses)	91,403	(609)	(108,780)	(7,319)
Unrealized appreciation (depreciation) during the period	102,661	(7,430)	385,489	(192,411)

Net increase (decrease) in assets from operations	194,461	(4,520)	274,770	(191,366)

Changes from principal transactions:
Transfer of net premiums	69,613	457	4,159	20,718
Transfer on terminations	(179,838)	(952)	(55,716)	(6,879)
Transfer on policy loans	—	—	—	2
Net interfund transfers	374,991	106,764	262,736	361,578

Net increase (decrease) in assets from principal transactions	264,766	106,269	211,179	375,419

Total increase (decrease) in assets	459,227	101,749	485,949	184,053
Assets, beginning of period	101,749	—	277,069	93,016

Assets, end of period	$560,976	$101,749	$763,018	$277,069

(g)	Fund available in prior year but no activity.
(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$280,890	$284,177

—	—	—	—	280,890	284,177

—	—	82,317	147,940	—	—

—	—	(82,317)	(147,940)	280,890	284,177

—	164	—	13,798	—	266,741
(76,221)	(90,398)	(11,486,138)	(5,092,219)	(2,624,572)	(1,573,014)

(76,221)	(90,234)	(11,486,138)	(5,078,421)	(2,624,572)	(1,306,273)
113,636	(83,143)	15,192,048	(8,427,006)	5,684,937	(3,602,306)

37,415	(173,377)	3,623,593	(13,653,367)	3,341,255	(4,624,402)

61,172	76,779	825,477	1,346,358	519,433	1,050,972
(54,628)	(67,347)	(2,286,038)	(5,053,747)	(750,832)	(388,250)
—	—	284,330	74,469	(14)	(4)
(211,199)	(27,671)	(18,053,384)	(730,772)	3,535,513	1,432,815

(204,655)	(18,239)	(19,229,615)	(4,363,692)	3,304,100	2,095,533

(167,240)	(191,616)	(15,606,022)	(18,017,059)	6,645,355	(2,528,869)
167,240	358,856	15,606,022	33,623,081	8,202,004	10,730,873

—	$167,240	—	$15,606,022	$14,847,359	$8,202,004

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$308,294	$564,897	$1,206	$1,854

Total Investment Income	308,294	564,897	1,206	1,854
Expenses:
Mortality and expense risk	64,343	105,250	—	—

Net investment income (loss)	243,951	459,647	1,206	1,854

Realized gains (losses) on investments:
Capital gain distributions	—	643,428	—	3,444
Net realized gains (losses)	(6,082,934)	(3,349,760)	(54,630)	(24,440)

Realized gains (losses)	(6,082,934)	(2,706,332)	(54,630)	(20,996)
Unrealized appreciation (depreciation) during the period	9,426,717	(8,005,491)	107,974	(71,142)

Net increase (decrease) in assets from operations	3,587,734	(10,252,176)	54,550	(90,284)

Changes from principal transactions:
Transfer of net premiums	487,638	1,353,367	29,798	30,320
Transfer on terminations	(8,527,929)	(5,797,178)	(12,677)	(4,155)
Transfer on policy loans	17,671	(807)	—	—
Net interfund transfers	1,127,054	(2,159,696)	(21,747)	154,761

Net increase (decrease) in assets from principal transactions	(6,895,566)	(6,604,314)	(4,626)	180,926

Total increase (decrease) in assets	(3,307,832)	(16,856,490)	49,924	90,642
Assets, beginning of period	16,578,137	33,434,627	139,607	48,965

Assets, end of period	$13,270,305	$16,578,137	$189,531	$139,607

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Fundamental Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$3,307	$18,616	$12,353	$5,645	$19,612	$7,792

3,307	18,616	12,353	5,645	19,612	7,792

2,500	4,475	—	—	—	—

807	14,141	12,353	5,645	19,612	7,792

—	74,498	—	—	—	1,975
(354,763)	(499,847)	(13,482)	(25)	(24,790)	(17,633)

(354,763)	(425,349)	(13,482)	(25)	(24,790)	(15,658)
436,211	(238,763)	48,872	240	628,577	(107,766)

82,255	(649,971)	47,743	5,860	623,399	(115,632)

18,110	211,962	2,876	—	176,965	50,001
(178,264)	(280,015)	(13,352)	(13,197)	(375,306)	(22,496)
959	(636)	—	—	—	—
(884,125)	1,579,574	147,375	163,990	1,183,613	647,330

(1,043,320)	1,510,885	136,899	150,793	985,272	674,835

(961,065)	860,914	184,642	156,653	1,608,671	559,203
1,505,269	644,355	156,653	—	673,278	114,075

$544,204	$1,505,269	$341,295	$156,653	$2,281,949	$673,278

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Value Trust Series 1		Global Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$75,247	$70,400	$12	$4,516

Total Investment Income	75,247	70,400	12	4,516
Expenses:
Mortality and expense risk	36,741	19,703	—	—

Net investment income (loss)	38,506	50,697	12	4,516

Realized gains (losses) on investments:
Capital gain distributions	—	40,908	—	80
Net realized gains (losses)	(1,222,753)	(393,753)	2,307	(9,427)

Realized gains (losses)	(1,222,753)	(352,845)	2,307	(9,347)
Unrealized appreciation (depreciation) during the period	3,250,040	(1,608,758)	30,882	(25,928)

Net increase (decrease) in assets from operations	2,065,793	(1,910,906)	33,201	(30,759)

Changes from principal transactions:
Transfer of net premiums	250,355	320,447	79,426	62,769
Transfer on terminations	(877,167)	(386,352)	(7,805)	(6,566)
Transfer on policy loans	33,762	(41,313)	(604)	—
Net interfund transfers	2,089,969	4,176,335	(167,542)	(9,534)

Net increase (decrease) in assets from principal transactions	1,496,919	4,069,117	(96,525)	46,669

Total increase (decrease) in assets	3,562,712	2,158,211	(63,324)	15,910
Assets, beginning of period	6,384,680	4,226,469	63,324	47,414

Assets, end of period	$9,947,392	$6,384,680	—	$63,324

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Allocation Trust Series 1		Global Bond Trust Series 0		Global Bond Trust Series 1
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$17	$21,212	$804,947	$34,656	$523,740	$34,756

17	21,212	804,947	34,656	523,740	34,756

968	3,700	—	—	16,816	27,117

(951)	17,512	804,947	34,656	506,924	7,639

—	1,212	874,405	—	620,814	—
(158,386)	(391,314)	(665,037)	58,633	(1,003,335)	152,391

(158,386)	(390,102)	209,368	58,633	(382,521)	152,391
138,294	99,624	(121,888)	(485,599)	328,553	(556,309)

(21,043)	(272,966)	892,427	(392,310)	452,956	(396,279)

6,648	35,198	204,575	392,353	329,381	735,063
(40,801)	(161,385)	(517,212)	(186,420)	(2,729,871)	(529,424)
4,957	(29,892)	(3)	(1)	27,819	(6,570)
(244,040)	(1,681,054)	1,128,950	974,532	840,336	(791,618)

(273,236)	(1,837,133)	816,310	1,180,464	(1,532,335)	(592,549)

(294,279)	(2,110,099)	1,708,737	788,154	(1,079,379)	(988,828)
294,279	2,404,378	5,998,144	5,209,990	4,354,555	5,343,383

—	$294,279	$7,706,881	$5,998,144	$3,275,176	$4,354,555

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Real Estate Trust Series 0	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (f)
Income:
Dividend income distribution	—	$2,126	$148

Total Investment Income	—	2,126	148
Expenses:
Mortality and expense risk	—	13	6

Net investment income (loss)	—	2,113	142

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(831)	(2,930)	(20)

Realized gains (losses)	(831)	(2,930)	(20)
Unrealized appreciation (depreciation) during the period	—	1,385	(1,385)

Net increase (decrease) in assets from operations	(831)	568	(1,263)

Changes from principal transactions:
Transfer of net premiums	—	126	46
Transfer on terminations	(81)	(157)	(62)
Transfer on policy loans	—	—	—
Net interfund transfers	912	(3,017)	3,759

Net increase (decrease) in assets from principal transactions	831	(3,048)	3,743

Total increase (decrease) in assets	—	(2,480)	2,480
Assets, beginning of period	—	2,480	—

Assets, end of period	—	—	$2,480

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009;

Global Real Estate Trust Series 0 was available in prior year but no activity.

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ag)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Global Trust Series 0		Global Trust Series 1		Growth & Income Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ag)

$3,732	$7,529	$24,862	$59,845	$7,718

3,732	7,529	24,862	59,845	7,718

—	—	7,696	16,347	—

3,732	7,529	17,166	43,498	7,718

—	—	—	—	—
(89,628)	(79,881)	(841,265)	(717,387)	(261,903)

(89,628)	(79,881)	(841,265)	(717,387)	(261,903)
187,876	(89,812)	1,129,370	(1,047,678)	111,802

101,980	(162,164)	305,271	(1,721,567)	(142,383)

134,432	160,238	95,149	300,054	9,264
(143,348)	(37,388)	(290,366)	(362,486)	(14,638)
—	—	24,516	(50,596)	—
(129,857)	(241,320)	(445,949)	(2,326,846)	(1,527,793)

(138,773)	(118,470)	(616,650)	(2,439,874)	(1,533,167)

(36,793)	(280,634)	(311,379)	(4,161,441)	(1,675,550)
273,952	554,586	2,096,612	6,258,053	1,675,550

$237,159	$273,952	$1,785,233	$2,096,612	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	13,359	23,986

Net investment income (loss)	—	—	(13,359)	(23,986)

Realized gains (losses) on investments:
Capital gain distributions	8,520	8,430	28,687	127,861
Net realized gains (losses)	(47,569)	(80,639)	(859,822)	(979,520)

Realized gains (losses)	(39,049)	(72,209)	(831,135)	(851,659)
Unrealized appreciation (depreciation) during the period	239,654	(122,805)	1,214,462	(863,853)

Net increase (decrease) in assets from operations	200,605	(195,014)	369,968	(1,739,498)

Changes from principal transactions:
Transfer of net premiums	123,281	174,322	140,520	517,247
Transfer on terminations	(219,669)	(17,777)	(563,152)	(602,575)
Transfer on policy loans	(3)	(1)	3,196	(5,039)
Net interfund transfers	86,968	335,626	(1,890,093)	650,182

Net increase (decrease) in assets from principal transactions	(9,423)	492,170	(2,309,529)	559,815

Total increase (decrease) in assets	191,182	297,156	(1,939,561)	(1,179,683)
Assets, beginning of period	495,670	198,514	3,897,285	5,076,968

Assets, end of period	$686,852	$495,670	$1,957,724	$3,897,285

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		Income & Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08

$163,536	$86,888	$427,721	$489,569	$309	$4,822

163,536	86,888	427,721	489,569	309	4,822

—	—	19,038	30,385	—	—

163,536	86,888	408,683	459,184	309	4,822

—	—	—	—	—	3,544
(157,625)	(168,125)	(1,239,309)	(1,401,708)	(64,753)	(28,305)

(157,625)	(168,125)	(1,239,309)	(1,401,708)	(64,753)	(24,761)
524,580	(240,999)	2,320,540	(1,272,764)	62,061	(36,403)

530,491	(322,236)	1,489,914	(2,215,288)	(2,383)	(56,342)

74,857	159,846	55,569	344,372	10,210	40,256
(189,595)	(85,661)	(494,249)	(1,066,548)	(4,447)	(29,103)
(124)	—	3,950	37,019	—	—
745,569	195,350	(409,586)	(1,646,371)	(121,533)	(50,719)

630,707	269,535	(844,316)	(2,331,528)	(115,770)	(39,566)

1,161,198	(52,701)	645,598	(4,546,816)	(118,153)	(95,908)
709,188	761,889	3,740,054	8,286,870	118,153	214,061

$1,870,386	$709,188	$4,385,652	$3,740,054	—	$118,153

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 1		International Core Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$31,620	$445,537	$7,300	$14,208

Total Investment Income	31,620	445,537	7,300	14,208
Expenses:
Mortality and expense risk	20,817	92,225	—	—

Net investment income (loss)	10,803	353,312	7,300	14,208

Realized gains (losses) on investments:
Capital gain distributions	—	333,032	6,408	2,813
Net realized gains (losses)	(4,669,811)	(1,110,614)	(68,086)	(68,208)

Realized gains (losses)	(4,669,811)	(777,582)	(61,678)	(65,395)
Unrealized appreciation (depreciation) during the period	4,493,900	(4,742,168)	99,956	(69,313)

Net increase (decrease) in assets from operations	(165,108)	(5,166,438)	45,578	(120,500)

Changes from principal transactions:
Transfer of net premiums	318,719	1,136,690	41,853	83,123
Transfer on terminations	(882,178)	(2,844,530)	(79,440)	(24,158)
Transfer on policy loans	45,269	(48,525)	(124)	(138)
Net interfund transfers	(10,124,106)	(674,040)	215,059	41,706

Net increase (decrease) in assets from principal transactions	(10,642,296)	(2,430,405)	177,348	100,533

Total increase (decrease) in assets	(10,807,404)	(7,596,843)	222,926	(19,967)
Assets, beginning of period	10,807,404	18,404,247	204,797	224,764

Assets, end of period	—	$10,807,404	$427,723	$204,797

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$101,271	$371,994	$377,848	$116,762	$218,455	$120,462

101,271	371,994	377,848	116,762	218,455	120,462

23,881	42,859	11,921	19,387	—	—

77,390	329,135	365,927	97,375	218,455	120,462

122,012	116,627	—	34,426	94,984	27,377
(1,785,094)	(781,739)	(1,534,652)	(450,390)	(1,134,219)	(505,352)

(1,663,082)	(665,112)	(1,534,652)	(415,964)	(1,039,235)	(477,975)
2,127,900	(3,625,015)	2,083,978	(2,649,586)	2,674,695	(1,769,487)

542,208	(3,960,992)	915,253	(2,968,175)	1,853,915	(2,127,000)

155,138	477,425	68,993	278,455	1,769,191	1,594,209
(610,733)	(790,943)	(418,973)	(530,249)	(662,356)	(263,749)
6,822	12,764	(1,619)	17,181	(142)	(129)
(482,477)	(1,266,802)	(882,753)	2,725,506	997,045	2,248,905

(931,250)	(1,567,556)	(1,234,352)	2,490,893	2,103,738	3,579,236

(389,042)	(5,528,548)	(319,099)	(477,282)	3,957,653	1,452,236
4,958,400	10,486,948	3,585,626	4,062,908	3,104,506	1,652,270

$4,569,358	$4,958,400	$3,266,527	$3,585,626	$7,062,159	$3,104,506

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$34,205	$42,977	$7,141	$37,849

Total Investment Income	34,205	42,977	7,141	37,849
Expenses:
Mortality and expense risk	—	—	4,619	12,907

Net investment income (loss)	34,205	42,977	2,522	24,942

Realized gains (losses) on investments:
Capital gain distributions	—	123,042	—	132,998
Net realized gains (losses)	(1,015,016)	(398,997)	(1,082,674)	(1,142,289)

Realized gains (losses)	(1,015,016)	(275,955)	(1,082,674)	(1,009,291)
Unrealized appreciation (depreciation) during the period	1,804,078	(1,587,994)	1,350,989	(1,194,932)

Net increase (decrease) in assets from operations	823,267	(1,820,972)	270,837	(2,179,281)

Changes from principal transactions:
Transfer of net premiums	164,967	296,589	91,236	450,136
Transfer on terminations	(112,251)	(50,097)	(153,042)	(253,252)
Transfer on policy loans	(2)	(1)	—	17,145
Net interfund transfers	753,265	1,632,299	(1,217,136)	464,699

Net increase (decrease) in assets from principal transactions	805,979	1,878,790	(1,278,942)	678,728

Total increase (decrease) in assets	1,629,246	57,818	(1,008,105)	(1,500,553)
Assets, beginning of period	2,097,481	2,039,663	1,795,448	3,296,001

Assets, end of period	$3,726,727	$2,097,481	$787,343	$1,795,448

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Small Cap Trust Series 0		International Small Cap Trust Series 1		International Small Company Trust Series 0
Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (al)

$10,174	$13,225	$48,703	$169,272	$2,886

10,174	13,225	48,703	169,272	2,886

—	—	10,377	27,370	—

10,174	13,225	38,326	141,902	2,886

83,770	5,521	775,098	92,346	—
(129,286)	(213,551)	(3,096,498)	(2,569,719)	(5,633)

(45,516)	(208,030)	(2,321,400)	(2,477,373)	(5,633)
270,273	(125,153)	3,391,381	(1,985,032)	(8,336)

234,931	(319,958)	1,108,307	(4,320,503)	(11,083)

175,590	184,067	171,057	798,750	13,584
(361,881)	(21,154)	(1,711,937)	(737,947)	(2,243)
—	(1)	5,939	17,022	—
(354,480)	(219,485)	(3,136,225)	(1,499,185)	372,116

(540,771)	(56,573)	(4,671,166)	(1,421,360)	383,457

(305,840)	(376,531)	(3,562,859)	(5,741,863)	372,374
305,840	682,371	3,562,859	9,304,722	—

—	$305,840	—	$3,562,859	$372,374

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 1	International Value Trust Series 0
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$20,124	$26,497	$31,720

Total Investment Income	20,124	26,497	31,720
Expenses:
Mortality and expense risk	1,627	—	—

Net investment income (loss)	18,497	26,497	31,720

Realized gains (losses) on investments:
Capital gain distributions	—	47,592	17,558
Net realized gains (losses)	(2,451)	(252,164)	(112,494)

Realized gains (losses)	(2,451)	(204,572)	(94,936)
Unrealized appreciation (depreciation) during the period	(57,823)	524,540	(315,609)

Net increase (decrease) in assets from operations	(41,777)	346,465	(378,825)

Changes from principal transactions:
Transfer of net premiums	12,642	253,481	247,040
Transfer on terminations	(47,638)	(295,470)	(108,664)
Transfer on policy loans	38	(11)	(2)
Net interfund transfers	2,583,833	445,000	721,157

Net increase (decrease) in assets from principal transactions	2,548,875	403,000	859,531

Total increase (decrease) in assets	2,507,098	749,465	480,706
Assets, beginning of period	—	619,413	138,707

Assets, end of period	$2,507,098	$1,368,878	$619,413

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$200,854	$606,848	$12,438	$20,476	$261,180	$436,179

200,854	606,848	12,438	20,476	261,180	436,179

43,349	87,565	—	—	32,664	39,157

157,505	519,283	12,438	20,476	228,516	397,022

517,178	635,098	—	—	—	—
(4,998,187)	(5,906,580)	(1,309)	(16,585)	(226,020)	(188,580)

(4,481,009)	(5,271,482)	(1,309)	(16,585)	(226,020)	(188,580)
7,070,226	(6,425,766)	28,123	(14,739)	568,082	(346,375)

2,746,722	(11,177,965)	39,252	(10,848)	570,578	(137,933)

622,775	1,611,605	39,453	108,452	205,021	440,697
(4,726,830)	(6,407,498)	(95,156)	(33,975)	(1,002,777)	(1,024,407)
3,972	277	—	—	55,725	(149)
193,010	(4,803,200)	33,734	(49,601)	(653,117)	(1,122,030)

(3,907,073)	(9,598,816)	(21,969)	24,876	(1,395,148)	(1,705,889)

(1,160,351)	(20,776,781)	17,283	14,028	(824,570)	(1,843,822)
11,386,567	32,163,348	253,456	239,428	6,251,474	8,095,296

$10,226,216	$11,386,567	$270,739	$253,456	$5,426,904	$6,251,474

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 0		Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,693	$1,441	$38,921	$60,664

Total Investment Income	2,693	1,441	38,921	60,664
Expenses:
Mortality and expense risk	—	—	12,279	20,407

Net investment income (loss)	2,693	1,441	26,642	40,257

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(5,507)	(6,219)	(1,152,149)	(345,781)

Realized gains (losses)	(5,507)	(6,219)	(1,152,149)	(345,781)
Unrealized appreciation (depreciation) during the period	32,740	(26,214)	1,657,738	(1,545,292)

Net increase (decrease) in assets from operations	29,926	(30,992)	532,231	(1,850,816)

Changes from principal transactions:
Transfer of net premiums	13,539	19,734	145,432	373,096
Transfer on terminations	(59,497)	(1,953)	(289,839)	(374,547)
Transfer on policy loans	(5)	(3)	2,888	1,054
Net interfund transfers	218,442	37,365	(1,149,542)	20,108

Net increase (decrease) in assets from principal transactions	172,479	55,143	(1,291,061)	19,711

Total increase (decrease) in assets	202,405	24,151	(758,830)	(1,831,105)
Assets, beginning of period	70,272	46,121	3,019,835	4,850,940

Assets, end of period	$272,677	$70,272	$2,261,005	$3,019,835

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 0		Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$8,524	$8,727	$38,292	$106,359	$29,940	$42,867

8,524	8,727	38,292	106,359	29,940	42,867

—	—	12,513	25,167	—	—

8,524	8,727	25,779	81,192	29,940	42,867

—	—	—	—	—	160,655
(68,464)	(31,194)	(1,840,058)	(771,508)	(591,140)	(107,631)

(68,464)	(31,194)	(1,840,058)	(771,508)	(591,140)	53,024
129,696	(68,474)	1,991,508	(1,906,843)	1,460,251	(1,007,372)

69,756	(90,941)	177,229	(2,597,159)	899,051	(911,481)

178,565	93,133	118,118	569,678	1,309,290	907,511
(87,211)	(61,114)	(606,379)	(1,138,241)	(647,350)	(103,762)
(563)	(2)	(682)	16,671	(185,552)	—
(85,077)	363,677	(2,421,739)	(995,058)	77,514	1,148,891

5,714	395,694	(2,910,682)	(1,546,950)	553,902	1,952,640

75,470	304,753	(2,733,453)	(4,144,109)	1,452,953	1,041,159
478,069	173,316	5,314,642	9,458,751	1,753,973	712,814

$553,539	$478,069	$2,581,189	$5,314,642	$3,206,926	$1,753,973

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$61,098	$155,172	$212,529	$123,077

Total Investment Income	61,098	155,172	212,529	123,077
Expenses:
Mortality and expense risk	32,796	44,751	—	—

Net investment income (loss)	28,302	110,421	212,529	123,077

Realized gains (losses) on investments:
Capital gain distributions	—	1,004,823	3,328	113,776
Net realized gains (losses)	(3,684,544)	(1,859,170)	(518,405)	(414,181)

Realized gains (losses)	(3,684,544)	(854,347)	(515,077)	(300,405)
Unrealized appreciation (depreciation) during the period	5,603,273	(3,569,085)	1,510,684	(960,860)

Net increase (decrease) in assets from operations	1,947,031	(4,313,011)	1,208,136	(1,138,188)

Changes from principal transactions:
Transfer of net premiums	116,867	345,348	2,777,408	1,293,251
Transfer on terminations	(792,162)	(350,783)	(624,041)	(401,351)
Transfer on policy loans	(1,080)	(667)	(30,539)	—
Net interfund transfers	517,333	(1,257,126)	(2,040,347)	490,240

Net increase (decrease) in assets from principal transactions	(159,042)	(1,263,228)	82,481	1,382,140

Total increase (decrease) in assets	1,787,989	(5,576,239)	1,290,617	243,952
Assets, beginning of period	4,954,739	10,530,978	3,128,937	2,884,985

Assets, end of period	$6,742,728	$4,954,739	$4,419,554	$3,128,937

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$354,113	$373,924	$60,395	$16,284	$90,429	$166,377

354,113	373,924	60,395	16,284	90,429	166,377

43,333	60,419	—	—	11,061	22,696

310,780	313,505	60,395	16,284	79,368	143,681

5,819	505,439	1,596	546	5,783	122,025
(3,328,730)	(524,701)	2,973	(4,162)	(524,887)	(302,006)

(3,322,911)	(19,262)	4,569	(3,616)	(519,104)	(179,981)
5,107,895	(4,415,987)	82,778	(20,243)	788,327	(643,601)

2,095,764	(4,121,744)	147,742	(7,575)	348,591	(679,901)

194,829	461,831	459,332	98,256	94,787	302,445
(1,105,882)	(880,448)	(96,103)	(11,803)	(276,063)	(133,579)
(30,906)	(12,551)	—	—	(141)	(131)
(871,043)	203,974	361,633	232,822	(1,933,995)	(2,836,453)

(1,813,002)	(227,194)	724,862	319,275	(2,115,412)	(2,667,718)

282,762	(4,348,938)	872,604	311,700	(1,766,821)	(3,347,619)
8,730,517	13,079,455	344,025	32,325	3,567,617	6,915,236

$9,013,279	$8,730,517	$1,216,629	$344,025	$1,800,796	$3,567,617

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$245,625	$150,390	$335,484	$331,099

Total Investment Income	245,625	150,390	335,484	331,099
Expenses:
Mortality and expense risk	—	—	54,324	68,334

Net investment income (loss)	245,625	150,390	281,160	262,765

Realized gains (losses) on investments:
Capital gain distributions	—	198,473	—	636,456
Net realized gains (losses)	(693,757)	(419,653)	(3,909,176)	(147,566)

Realized gains (losses)	(693,757)	(221,180)	(3,909,176)	488,890
Unrealized appreciation (depreciation) during the period	2,225,927	(1,890,829)	6,467,161	(6,105,131)

Net increase (decrease) in assets from operations	1,777,795	(1,961,619)	2,839,145	(5,353,476)

Changes from principal transactions:
Transfer of net premiums	2,191,522	2,297,734	326,373	562,539
Transfer on terminations	(767,364)	(688,540)	(1,081,404)	(746,921)
Transfer on policy loans	47,698	(56,539)	(39,893)	(47,981)
Net interfund transfers	878,005	857,964	(6,814)	762,249

Net increase (decrease) in assets from principal transactions	2,349,861	2,410,619	(801,738)	529,886

Total increase (decrease) in assets	4,127,656	449,000	2,037,407	(4,823,590)
Assets, beginning of period	4,299,878	3,850,878	9,400,374	14,223,964

Assets, end of period	$8,427,534	$4,299,878	$11,437,781	$9,400,374

(aa)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1		Managed Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (aa)

$183,282	$58,876	$95,971	$83,687	$325

183,282	58,876	95,971	83,687	325

—	—	9,850	10,646	—

183,282	58,876	86,121	73,041	325

—	7,811	—	43,424	339
(85,836)	(55,215)	(314,847)	(189,557)	(16,447)

(85,836)	(47,404)	(314,847)	(146,133)	(16,108)
356,025	(326,532)	636,774	(534,675)	4,019

453,471	(315,060)	408,048	(607,767)	(11,764)

1,240,599	249,854	69,532	746,538	44,691
(332,820)	(96,772)	(189,490)	(206,917)	(39,139)
—	—	(5,620)	4,689	(12,774)
711,039	919,342	246,802	(722,820)	(52,759)

1,618,818	1,072,424	121,224	(178,510)	(59,981)

2,072,289	757,364	529,272	(786,277)	(71,745)
1,205,627	448,263	1,708,801	2,495,078	71,745

$3,277,916	$1,205,627	$2,238,073	$1,708,801	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$15,431	$13,315	$93,956	$181,876

Total Investment Income	15,431	13,315	93,956	181,876
Expenses:
Mortality and expense risk	—	—	41,734	84,648

Net investment income (loss)	15,431	13,315	52,222	97,228

Realized gains (losses) on investments:
Capital gain distributions	17,925	29,163	147,604	578,565
Net realized gains (losses)	(403,221)	(131,065)	(4,882,606)	(3,028,336)

Realized gains (losses)	(385,296)	(101,902)	(4,735,002)	(2,449,771)
Unrealized appreciation (depreciation) during the period	842,085	(427,921)	7,312,164	(5,596,709)

Net increase (decrease) in assets from operations	472,220	(516,508)	2,629,384	(7,949,252)

Changes from principal transactions:
Transfer of net premiums	410,829	452,505	193,942	393,934
Transfer on terminations	(301,298)	(106,769)	(819,007)	(1,167,360)
Transfer on policy loans	—	—	(60)	(325)
Net interfund transfers	199,752	110,043	(3,606,732)	(6,539,104)

Net increase (decrease) in assets from principal transactions	309,283	455,779	(4,231,857)	(7,312,855)

Total increase (decrease) in assets	781,503	(60,729)	(1,602,473)	(15,262,107)
Assets, beginning of period	1,006,767	1,067,496	12,037,182	27,299,289

Assets, end of period	$1,788,270	$1,006,767	$10,434,709	$12,037,182

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

Mid Cap Intersection Trust Series 1 had no current year activity.

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Intersection Trust Series 0		Mid Cap Intersection Trust Series 1		Mid Cap Stock Trust Series 0
Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$251	$86	—	—	—	—

251	86	—	—	—	—

—	—	—	6	—	—

251	86	—	(6)	—	—

—	—	—	—	—	48,806
(5,795)	(413)	—	(250)	(613,068)	(452,256)

(5,795)	(413)	—	(250)	(613,068)	(403,450)
14,843	(14,843)	—	60	1,321,470	(728,431)

9,299	(15,170)	—	(196)	708,402	(1,131,881)

1,093	8,430	—	652	304,352	364,593
(22,916)	(636)	—	(1,493)	(233,980)	(161,062)
—	—	—	1	(1,762)	—
(16,149)	36,049	—	—	1,225,553	1,159,352

(37,972)	43,843	—	(840)	1,294,163	1,362,883

(28,673)	28,673	—	(1,036)	2,002,565	231,002
28,673	—	—	1,036	1,681,202	1,450,200

—	$28,673	—	—	$3,683,767	$1,681,202

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	$9,185	$16,196

Total Investment Income	—	—	9,185	16,196
Expenses:
Mortality and expense risk	32,039	56,538	—	—

Net investment income (loss)	(32,039)	(56,538)	9,185	16,196

Realized gains (losses) on investments:
Capital gain distributions	—	332,867	—	25,923
Net realized gains (losses)	(3,942,345)	(2,299,470)	60,926	(403,037)

Realized gains (losses)	(3,942,345)	(1,966,603)	60,926	(377,114)
Unrealized appreciation (depreciation) during the period	5,466,770	(5,189,302)	(62,052)	139,731

Net increase (decrease) in assets from operations	1,492,386	(7,212,443)	8,059	(221,187)

Changes from principal transactions:
Transfer of net premiums	297,066	814,729	37,084	187,886
Transfer on terminations	(5,054,939)	(1,670,118)	(19,466)	(105,284)
Transfer on policy loans	6,857	(28,835)	—	—
Net interfund transfers	540,302	1,984,022	(1,289,516)	1,036,993

Net increase (decrease) in assets from principal transactions	(4,210,714)	1,099,798	(1,271,898)	1,119,595

Total increase (decrease) in assets	(2,718,328)	(6,112,645)	(1,263,839)	898,408
Assets, beginning of period	9,024,765	15,137,410	1,263,839	365,431

Assets, end of period	$6,306,437	$9,024,765	—	$1,263,839

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Value Trust Series 1		Mid Value Trust Series 0		Mid Value Trust Series 1
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (g)

$41,195	$138,264	$27,989	$30,592	$20,429

41,195	138,264	27,989	30,592	20,429

5,944	36,038	—	—	13,293

35,251	102,226	27,989	30,592	7,136

—	350,374	—	54,816	—
(3,291,919)	(3,535,003)	241,080	(1,521,744)	103,867

(3,291,919)	(3,184,629)	241,080	(1,466,928)	103,867
3,360,185	(781,238)	1,243,646	502,549	988,112

103,517	(3,863,641)	1,512,715	(933,787)	1,099,115

30,731	511,710	301,613	254,364	257,809
(518,590)	(1,956,587)	(311,246)	(40,440)	(172,851)
3,028	6,205	(5)	(2)	8,084
(5,936,526)	(200,094)	2,579,019	(471,464)	3,717,162

(6,421,357)	(1,638,766)	2,569,381	(257,542)	3,810,204

(6,317,840)	(5,502,407)	4,082,096	(1,191,329)	4,909,319
6,317,840	11,820,247	1,201,290	2,392,619	—

—	$6,317,840	$5,283,386	$1,201,290	$4,909,319

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B Series 0		Money Market Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$275,980	$595,697	$190,782	$1,541,266

Total Investment Income	275,980	595,697	190,782	1,541,266
Expenses:
Mortality and expense risk	—	—	421,836	461,520

Net investment income (loss)	275,980	595,697	(231,054)	1,079,746

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	—	—	—	—

Realized gains (losses)	—	—	—	—
Unrealized appreciation (depreciation) during the period	—	—	0	—

Net increase (decrease) in assets from operations	275,980	595,697	(231,054)	1,079,746

Changes from principal transactions:
Transfer of net premiums	47,582,393	88,775,784	2,137,204	4,779,155
Transfer on terminations	(5,037,897)	(2,288,470)	(41,260,508)	(12,971,809)
Transfer on policy loans	(2,168,464)	(3,470,116)	297,294	(701,889)
Net interfund transfers	(66,377,209)	(35,667,136)	(26,374,219)	25,295,542

Net increase (decrease) in assets from principal transactions	(26,001,177)	47,350,062	(65,200,229)	16,400,999

Total increase (decrease) in assets	(25,725,197)	47,945,759	(65,431,283)	17,480,745
Assets, beginning of period	70,653,639	22,707,880	101,314,436	83,833,691

Assets, end of period	$44,928,442	$70,653,639	$35,883,153	$101,314,436

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

See accompanying notes.

Sub-Account
Natural Resources Trust Series 0		Natural Resources Trust Series 1		Optimized All Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)

$14,511	$8,151	$54,721	$84,231	$2,093	$9,092

14,511	8,151	54,721	84,231	2,093	9,092

—	—	25,679	61,973	—	—

14,511	8,151	29,042	22,258	2,093	9,092

367,457	37,955	2,133,153	443,615	—	—
(512,151)	(464,414)	(5,287,439)	(7,238,796)	(445,985)	(93,242)

(144,694)	(426,459)	(3,154,286)	(6,795,181)	(445,985)	(93,242)
724,384	(295,921)	5,579,231	(3,239,855)	447,848	(413,306)

594,201	(714,229)	2,453,987	(10,012,778)	3,956	(497,456)

261,045	433,289	302,444	2,409,070	69,987	194,057
(596,135)	(58,491)	(4,417,470)	(677,255)	(24,831)	(31,740)
(264)	(119)	10,533	10,775	(1)	(1)
1,137,723	215,540	452,805	611,842	(566,403)	997,791

802,369	590,219	(3,651,688)	2,354,432	(521,248)	1,160,107

1,396,570	(124,010)	(1,197,701)	(7,658,346)	(517,292)	662,651
690,422	814,432	6,450,461	14,108,807	703,064	40,413

$2,086,992	$690,422	$5,252,760	$6,450,461	$185,772	$703,064

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)
Income:
Dividend income distribution	$1,113	$706	$1,822	$945

Total Investment Income	1,113	706	1,822	945
Expenses:
Mortality and expense risk	339	329	—	—

Net investment income (loss)	774	377	1,822	945

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(34,930)	(10,406)	(10,022)	(12,034)

Realized gains (losses)	(34,930)	(10,406)	(10,022)	(12,034)
Unrealized appreciation (depreciation) during the period	46,113	(30,216)	29,171	(8,404)

Net increase (decrease) in assets from operations	11,957	(40,245)	20,971	(19,493)

Changes from principal transactions:
Transfer of net premiums	25,811	28,253	31,556	23,745
Transfer on terminations	(4,697)	(2,672)	(10,975)	(8,793)
Transfer on policy loans	—	16,575	—	—
Net interfund transfers	7,374	52,896	34,037	(16,516)

Net increase (decrease) in assets from principal transactions	28,488	95,052	54,618	(1,564)

Total increase (decrease) in assets	40,445	54,807	75,589	(21,057)
Assets, beginning of period	56,007	1,200	25,545	46,602

Assets, end of period	$96,452	$56,007	$101,134	$25,545

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Optimized Value Trust Series 1		Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4	$47	$44,386	$53,837	$5,812	$11,334

4	47	44,386	53,837	5,812	11,334

20	505	—	—	—	—

(16)	(458)	44,386	53,837	5,812	11,334

—	—	—	160,265	—	19,103
(3,555)	(95,514)	(541,849)	(464,275)	(90,332)	(294,898)

(3,555)	(95,514)	(541,849)	(304,010)	(90,332)	(275,795)
400	48,112	1,052,638	(1,082,889)	312,129	(122,460)

(3,171)	(47,860)	555,175	(1,333,062)	227,609	(386,921)

—	1,616	75,026	354,797	75,098	265,653
(5,471)	(143,490)	(221,384)	(112,294)	(249,899)	(37,438)
—	—	—	—	(130)	(128)
8,116	(348,827)	201,074	(27,319)	(22,207)	226,738

2,645	(490,701)	54,716	215,184	(197,138)	454,825

(526)	(538,561)	609,891	(1,117,878)	30,471	67,904
538	539,099	1,831,075	2,948,953	467,715	399,811

$12	$538	$2,440,966	$1,831,075	$498,186	$467,715

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (k)
Income:
Dividend income distribution	$23,781	$113,465	$39

Total Investment Income	23,781	113,465	39
Expenses:
Mortality and expense risk	13,114	32,487	—

Net investment income (loss)	10,667	80,978	39

Realized gains (losses) on investments:
Capital gain distributions	—	188,653	76
Net realized gains (losses)	(2,020,866)	(1,668,533)	(16,720)

Realized gains (losses)	(2,020,866)	(1,479,880)	(16,644)
Unrealized appreciation (depreciation) during the period	2,587,393	(2,028,002)	14,838

Net increase (decrease) in assets from operations	577,194	(3,426,904)	(1,767)

Changes from principal transactions:
Transfer of net premiums	125,040	571,243	5,610
Transfer on terminations	(530,627)	(630,146)	(790)
Transfer on policy loans	7,208	37,397	-
Net interfund transfers	(2,308,336)	102,405	(72,850)

Net increase (decrease) in assets from principal transactions	(2,706,715)	80,899	(68,030)

Total increase (decrease) in assets	(2,129,521)	(3,346,005)	(69,797)
Assets, beginning of period	4,554,939	7,900,944	69,797

Assets, end of period	$2,425,418	$4,554,939	—

(k)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Quantitative Mid Cap Trust Series 1	Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/08 (k)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$18	$143,485	$179,348	$351,967	$670,704

18	143,485	179,348	351,967	670,704

66	—	—	57,889	114,257

(48)	143,485	179,348	294,078	556,447

42	—	72,992	—	309,753
(9,751)	(626,012)	(4,843,758)	(5,701,541)	(8,785,091)

(9,709)	(626,012)	(4,770,766)	(5,701,541)	(8,475,338)
8,533	1,765,397	2,593,768	7,925,504	(1,153,762)

(1,224)	1,282,870	(1,997,650)	2,518,041	(9,072,653)

6,408	523,248	667,396	478,732	1,225,539
(4,349)	(310,507)	(476,369)	(3,395,698)	(3,789,885)
(1)	(6)	(3)	148,587	(80,878)
(44,732)	560,131	339,776	(280,997)	(2,817,895)

(42,674)	772,866	530,800	(3,049,376)	(5,463,119)

(43,898)	2,055,736	(1,466,850)	(531,335)	(14,535,772)
43,898	3,491,635	4,958,485	12,770,010	27,305,782

—	$5,547,371	$3,491,635	$12,238,675	$12,770,010

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$258,791	$4,110	$372,364	$35,006

Total Investment Income	258,791	4,110	372,364	35,006
Expenses:
Mortality and expense risk	—	—	18,637	29,430

Net investment income (loss)	258,791	4,110	353,727	5,576

Realized gains (losses) on investments:
Capital gain distributions	123,700	17,148	259,321	148,162
Net realized gains (losses)	(89,915)	(34,641)	(574,022)	(385,167)

Realized gains (losses)	33,785	(17,493)	(314,701)	(237,005)
Unrealized appreciation (depreciation) during the period	161,340	(113,365)	628,212	(785,132)

Net increase (decrease) in assets from operations	453,916	(126,748)	667,238	(1,016,561)

Changes from principal transactions:
Transfer of net premiums	151,782	194,874	89,987	453,306
Transfer on terminations	(152,285)	(34,406)	(1,813,255)	(245,717)
Transfer on policy loans	(723)	—	21,600	(14,792)
Net interfund transfers	2,406,357	706,799	(167,780)	484,940

Net increase (decrease) in assets from principal transactions	2,405,131	867,267	(1,869,448)	677,737

Total increase (decrease) in assets	2,859,047	740,519	(1,202,210)	(338,824)
Assets, beginning of period	900,310	159,791	5,236,778	5,575,602

Assets, end of period	$3,759,357	$900,310	$4,034,568	$5,236,778

See accompanying notes.

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short-Term Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$15,559	$6,460

—	—	—	—	15,559	6,460

—	—	$24,651	39,564	—	—

—	—	$(24,651)	(39,564)	15,559	6,460

—	—	—	—	—	—
120,281	(223,586)	$(1,034,097)	(361,242)	2,319	(13,931)

120,281	(223,586)	$(1,034,097)	(361,242)	2,319	(13,931)
271,187	(109,840)	$3,378,527	(4,512,146)	33,216	(2,373)

391,468	(333,426)	$2,319,779	(4,912,952)	51,094	(9,844)

124,438	239,383	$131,439	596,828	51,727	18,830
(287,230)	(40,060)	$(584,007)	(948,897)	(18,217)	(7,408)
(20,856)	—	$3,060	37,258	(4)	(2)
91,674	173,435	$(1,371,927)	(2,197,400)	176,285	(38,181)

(91,974)	372,758	$(1,821,435)	(2,512,211)	209,791	(26,761)

299,494	39,332	$498,344	(7,425,163)	260,885	(36,605)
485,962	446,630	$5,102,005	12,527,168	72,706	109,311

$785,456	$485,962	$5,600,349	$5,102,005	$333,591	$72,706

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	1,628	169

Net investment income (loss)	—	—	(1,628)	(169)

Realized gains (losses) on investments:
Capital gain distributions	—	41,492	—	—
Net realized gains (losses)	(749,882)	(942,518)	104,443	(14,959)

Realized gains (losses)	(749,882)	(901,026)	104,443	(14,959)
Unrealized appreciation (depreciation) during the period	1,605,777	(593,608)	84,936	382

Net increase (decrease) in assets from operations	855,895	(1,494,634)	187,751	(14,746)

Changes from principal transactions:
Transfer of net premiums	239,996	477,181	2,238	2,345
Transfer on terminations	(367,947)	(102,007)	(742,104)	(1,965)
Transfer on policy loans	(7)	(3)	(294)	—
Net interfund transfers	563,651	(13,702)	834,068	82,898

Net increase (decrease) in assets from principal transactions	435,693	361,469	93,908	83,278

Total increase (decrease) in assets	1,291,588	(1,133,165)	281,659	68,532
Assets, beginning of period	2,293,376	3,426,541	68,532	—

Assets, end of period	$3,584,964	$2,293,376	$350,191	$68,532

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Small Cap Index Trust Series 0		Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,456	$7,095	$16,217	$53,749	—	$851

9,456	7,095	16,217	53,749	—	851

—	—	10,712	20,216	—	—

9,456	7,095	5,505	33,533	—	851

21,645	4,213	99,631	45,538	—	1,021
(87,627)	(117,695)	(1,425,949)	(782,862)	(1,353)	(14,724)

(65,982)	(113,482)	(1,326,318)	(737,324)	(1,353)	(13,703)
353,195	(94,820)	1,718,258	(1,103,436)	19,476	(5,647)

296,669	(201,207)	397,445	(1,807,227)	18,123	(18,499)

306,517	188,199	99,785	401,504	11,585	23,270
(199,506)	(81,757)	(3,825,710)	(1,071,308)	(12,797)	(3,482)
(250)	—	(566)	676	—	—
460,667	129,075	2,405,705	(789,058)	19,193	(17,368)

567,428	235,517	(1,320,786)	(1,458,186)	17,981	2,420

864,097	34,310	(923,341)	(3,265,413)	36,104	(16,079)
425,740	391,430	2,975,902	6,241,315	26,117	42,196

$1,289,837	$425,740	$2,052,561	$2,975,902	$62,221	$26,117

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ab)
Income:
Dividend income distribution	—	$39,286	$1

Total Investment Income	—	39,286	1
Expenses:
Mortality and expense risk	4,367	8,263	—

Net investment income (loss)	(4,367)	31,023	1

Realized gains (losses) on investments:
Capital gain distributions	—	71,800	129
Net realized gains (losses)	(535,793)	(735,076)	(58,485)

Realized gains (losses)	(535,793)	(663,276)	(58,356)
Unrealized appreciation (depreciation) during the period	682,931	(212,545)	3,773

Net increase (decrease) in assets from operations	142,771	(844,798)	(54,582)

Changes from principal transactions:
Transfer of net premiums	32,222	239,870	4,051
Transfer on terminations	(109,726)	(377,386)	(7,241)
Transfer on policy loans	1,299	23,329	—
Net interfund transfers	80,639	(1,537,447)	40,388

Net increase (decrease) in assets from principal transactions	4,434	(1,651,634)	37,198

Total increase (decrease) in assets	147,205	(2,496,432)	(17,384)
Assets, beginning of period	775,813	3,272,245	17,384

Assets, end of period	$923,018	$775,813	—

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Small Cap Trust Series 1	Small Cap Value Trust Series 0		Small Cap Value Trust Series 1
Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$30	$26,956	$45,198	$1,283	$7,381

30	26,956	45,198	1,283	7,381

1,025	—	—	1,257	1,740

(995)	26,956	45,198	26	5,641

5,061	—	10,773	—	1,169
(145,312)	(608,542)	(1,347,859)	(173,727)	(113,213)

(140,251)	(608,542)	(1,337,086)	(173,727)	(112,044)
25,794	1,539,031	294,389	155,901	(93,464)

(115,452)	957,445	(997,499)	(17,800)	(199,867)

5,462	268,816	48,637	1,430	2,966
(12,607)	(119,676)	(97,813)	(36,244)	(6,165)
(31,985)	(337)	(3)	—	—
44,586	758,747	195,420	(221,147)	776,343

5,456	907,550	146,241	(255,961)	773,144

(109,996)	1,864,995	(851,258)	(273,761)	573,277
109,996	2,658,179	3,509,437	582,478	9,201

—	$4,523,174	$2,658,179	$308,717	$582,478

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust Series 1		Small Company Value Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$18	—	$3,222	$9,122

Total Investment Income	18	—	3,222	9,122
Expenses:
Mortality and expense risk	404	4,303	—	—

Net investment income (loss)	(386)	(4,303)	3,222	9,122

Realized gains (losses) on investments:
Capital gain distributions	—	1,544	102,978	19,504
Net realized gains (losses)	(863,251)	(62,270)	(331,552)	(144,308)

Realized gains (losses)	(863,251)	(60,726)	(228,574)	(124,804)
Unrealized appreciation (depreciation) during the period	852,401	(573,000)	442,517	(207,919)

Net increase (decrease) in assets from operations	(11,236)	(638,029)	217,165	(323,601)

Changes from principal transactions:
Transfer of net premiums	73	189,728	198,409	341,086
Transfer on terminations	(29,566)	(31,118)	(234,614)	(107,864)
Transfer on policy loans	—	—	(2)	(1)
Net interfund transfers	(1,184,620)	470,712	(274,736)	312,224

Net increase (decrease) in assets from principal transactions	(1,214,113)	629,322	(310,943)	545,445

Total increase (decrease) in assets	(1,225,349)	(8,707)	(93,778)	221,844
Assets, beginning of period	1,225,349	1,234,056	890,555	668,711

Assets, end of period	—	$1,225,349	$796,777	$890,555

(an)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0	Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/09 (al)

$28,271	$92,840	—	—

28,271	92,840	—	—

31,969	59,205	—	14,211

(3,698)	33,635	—	(14,211)

1,035,410	236,241	—	—
(3,674,689)	(3,263,719)	(163)	4,742

(2,639,279)	(3,027,478)	(163)	4,742
4,220,846	(1,375,361)	9,054	890,726

1,577,869	(4,369,204)	8,891	881,257

427,853	839,632	3,807	163,398
(3,154,604)	(3,700,509)	(2,031)	(391,901)
18,500	(80,497)	-	21,070
(805,722)	(829,732)	188,608	17,344,015

(3,513,973)	(3,771,106)	190,384	17,136,582

(1,936,104)	(8,140,310)	199,275	18,017,839
9,496,541	17,636,851	—	—

$7,560,437	$9,496,541	$199,275	$18,017,839

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$36,405	$7,167	$121,604	$169,582

Total Investment Income	36,405	7,167	121,604	169,582
Expenses:
Mortality and expense risk	—	—	9,256	16,945

Net investment income (loss)	36,405	7,167	112,348	152,637

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,166)	(8,528)	(346,583)	(505,882)

Realized gains (losses)	(2,166)	(8,528)	(346,583)	(505,882)
Unrealized appreciation (depreciation) during the period	58,844	(17,649)	559,730	(196,210)

Net increase (decrease) in assets from operations	93,083	(19,010)	325,495	(549,455)

Changes from principal transactions:
Transfer of net premiums	83,614	26,523	147,547	378,433
Transfer on terminations	(76,762)	(6,952)	(270,257)	(661,147)
Transfer on policy loans	—	—	4,358	8,159
Net interfund transfers	314,686	(53,087)	(292,601)	(1,893,647)

Net increase (decrease) in assets from principal transactions	321,538	(33,516)	(410,953)	(2,168,202)

Total increase (decrease) in assets	414,621	(52,526)	(85,458)	(2,717,657)
Assets, beginning of period	89,594	142,120	1,680,117	4,397,774

Assets, end of period	$504,215	$89,594	$1,594,659	$1,680,117

See accompanying notes.

Sub-Account
Strategic Income Trust Series 0		Strategic Income Trust Series 1		Total Bond Market Trust B Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$14,711	$1,623	$29,698	$130,650	$358,260	$257,898

14,711	1,623	29,698	130,650	358,260	257,898

—	—	1,614	4,128	—	—

14,711	1,623	28,084	126,522	358,260	257,898

—	—	—	—	—	—
6,349	(116)	(61,526)	(97,785)	12,700	(44,869)

6,349	(116)	(61,526)	(97,785)	12,700	(44,869)
10,146	(2,627)	86,567	(85,661)	27,515	46,238

31,206	(1,120)	53,125	(56,924)	398,475	259,267

51,626	6,163	40,231	225,946	113,743	83,271
(19,812)	(5,501)	(115,762)	(50,626)	(301,807)	(189,110)
—	—	—	(14)	—	—
319,592	2,006	(449,605)	787,477	1,870,463	2,229,609

351,406	2,668	(525,136)	962,783	1,682,399	2,123,770

382,612	1,548	(472,011)	905,859	2,080,874	2,383,037
15,689	14,141	1,151,717	245,858	5,041,514	2,658,477

$398,301	$15,689	$679,706	$1,151,717	$7,122,388	$5,041,514

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 0		Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$401,956	$127,249	$1,837,215	$1,886,321

Total Investment Income	401,956	127,249	1,837,215	1,886,321
Expenses:
Mortality and expense risk	—	—	194,364	172,156

Net investment income (loss)	401,956	127,249	1,642,851	1,714,165

Realized gains (losses) on investments:
Capital gain distributions	227,837	23,478	2,347,016	350,596
Net realized gains (losses)	(21,632)	(11,764)	(584,852)	21,475

Realized gains (losses)	206,205	11,714	1,762,164	372,071
Unrealized appreciation (depreciation) during the period	271,251	(105,302)	2,423,756	(1,525,099)

Net increase (decrease) in assets from operations	879,412	33,661	5,828,771	561,137

Changes from principal transactions:
Transfer of net premiums	968,793	566,734	373,286	1,275,944
Transfer on terminations	(538,570)	(321,082)	(15,390,826)	(10,167,748)
Transfer on policy loans	(727)	—	102,090	(35,847)
Net interfund transfers	8,417,130	1,683,178	10,633,363	17,250,314

Net increase (decrease) in assets from principal transactions	8,846,626	1,928,830	(4,282,087)	8,322,663

Total increase (decrease) in assets	9,726,038	1,962,491	1,546,684	8,883,800
Assets, beginning of period	2,857,007	894,516	43,539,894	34,656,094

Assets, end of period	$12,583,045	$2,857,007	$45,086,578	$43,539,894

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ad)

$14,828	$6,201	$10,327	$34,304	$9,111

14,828	6,201	10,327	34,304	9,111

—	—	5,218	9,616	—

14,828	6,201	5,109	24,688	9,111

—	1,246	—	3,325	6,668
(75,674)	(259,800)	(759,303)	(98,422)	(333,780)

(75,674)	(258,554)	(759,303)	(95,097)	(327,112)
281,671	(58,713)	786,415	(957,026)	60,013

220,825	(311,066)	32,221	(1,027,435)	(257,988)

148,117	232,821	55,932	266,178	157,044
(136,961)	(43,195)	(382,838)	(195,619)	(15,615)
(5)	(3)	—	—	—
613,911	(15,392)	(625,346)	(1,095,866)	(637,721)

625,062	174,231	(952,252)	(1,025,307)	(496,292)

845,887	(136,835)	(920,031)	(2,052,742)	(754,280)
199,933	336,768	1,649,478	3,702,220	754,280

$1,045,820	$199,933	$729,447	$1,649,478	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Core Trust Series 1	U.S. Global Leaders Growth Trust Series 0
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	$79,788	$4

Total Investment Income	79,788	4
Expenses:
Mortality and expense risk	28,643	—

Net investment income (loss)	51,145	4

Realized gains (losses) on investments:
Capital gain distributions	60,010	162
Net realized gains (losses)	(2,893,003)	(6)

Realized gains (losses)	(2,832,993)	156
Unrealized appreciation (depreciation) during the period	471,380	(42)

Net increase (decrease) in assets from operations	(2,310,468)	118

Changes from principal transactions:
Transfer of net premiums	421,611	48
Transfer on terminations	(683,542)	(14)
Transfer on policy loans	31,959	—
Net interfund transfers	(5,039,383)	(1,409)

Net increase (decrease) in assets from principal transactions	(5,269,355)	(1,375)

Total increase (decrease) in assets	(7,579,823)	(1,257)
Assets, beginning of period	7,579,823	1,257

Assets, end of period	—	—

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(x)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

Sub-Account
U.S. Global Leaders Growth Trust Series 1	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$2,346	$46,221	$9,916	$92,307	$281,445

2,346	46,221	9,916	92,307	281,445

835	—	—	20,235	30,234

1,511	46,221	9,916	72,072	251,211

84,476	26,716	—	96,724	—
(90,007)	6,052	(13,654)	(127,764)	(484,709)

(5,531)	32,768	(13,654)	(31,040)	(484,709)
(13,318)	7,565	(2,587)	349,444	36,461

(17,338)	86,554	(6,325)	390,476	(197,037)

11,922	18,871	141,627	106,734	480,121
(4,336)	(226,572)	(5,833)	(2,429,816)	(3,844,754)
32	(938)	—	1,012	15,059
(643,245)	1,482,830	(34,952)	(2,740,720)	1,619,169

(635,627)	1,274,191	100,842	(5,062,790)	(1,730,405)

(652,965)	1,360,745	94,517	(4,672,314)	(1,927,442)
652,965	193,403	98,886	7,525,507	9,452,949

—	$1,554,148	$193,403	$2,853,193	$7,525,507

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$22,987	$9,797	$37,105	$1,223

Total Investment Income	22,987	9,797	37,105	1,223
Expenses:
Mortality and expense risk	—	—	1,928	581

Net investment income (loss)	22,987	9,797	35,177	642

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,451)	(3,880)	158,193	(107,194)

Realized gains (losses)	(2,451)	(3,880)	158,193	(107,194)
Unrealized appreciation (depreciation) during the period	44,044	(21,122)	18,341	9,418

Net increase (decrease) in assets from operations	64,580	(15,205)	211,711	(97,134)

Changes from principal transactions:
Transfer of net premiums	87,975	35,682	5,501	619
Transfer on terminations	(25,329)	(4,526)	(1,230,340)	(66,458)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(14,800)	142,603	1,318,180	(84,986)

Net increase (decrease) in assets from principal transactions	47,846	173,759	93,341	(150,825)

Total increase (decrease) in assets	112,426	158,554	305,052	(247,959)
Assets, beginning of period	171,876	13,322	17,289	265,248

Assets, end of period	$284,302	$171,876	$322,341	$17,289

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
U.S. Large Cap Trust Series 0		U.S. Large Cap Trust Series 1		Utilities Trust Series 0
Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$607	$1,737	$50,481	$305,445	$39,218	$25,537

607	1,737	50,481	305,445	39,218	25,537

—	—	16,035	82,164	—	—

607	1,737	34,446	223,281	39,218	25,537

—	—	—	—	—	19,690
(22,749)	(23,318)	(4,002,347)	(832,591)	(171,617)	(89,305)

(22,749)	(23,318)	(4,002,347)	(832,591)	(171,617)	(69,615)
22,016	(15,907)	3,780,851	(6,113,582)	391,365	(355,400)

(126)	(37,488)	(187,050)	(6,722,892)	258,966	(399,478)

6,903	28,187	142,576	588,505	95,418	152,209
(1,586)	(2,366)	(1,193,225)	(3,265,163)	(837,868)	(61,964)
—	—	174,040	69,450	(9)	(3)
(53,279)	(58,473)	(7,994,190)	(2,584,051)	346,865	620,933

(47,962)	(32,652)	(8,870,799)	(5,191,259)	(395,594)	711,175

(48,088)	(70,140)	(9,057,849)	(11,914,151)	(136,628)	311,697
48,088	118,228	9,057,849	20,972,000	658,222	346,525

—	$48,088	—	$9,057,849	$521,594	$658,222

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$55,385	$147,009	$4,346	$6,226

Total Investment Income	55,385	147,009	4,346	6,226
Expenses:
Mortality and expense risk	8,487	20,594	—	—

Net investment income (loss)	46,898	126,415	4,346	6,226

Realized gains (losses) on investments:
Capital gain distributions	—	170,522	—	21,003
Net realized gains (losses)	(1,988,258)	(488,003)	(35,012)	(370,722)

Realized gains (losses)	(1,988,258)	(317,481)	(35,012)	(349,719)
Unrealized appreciation (depreciation) during the period	2,185,225	(1,937,882)	179,051	(48,813)

Net increase (decrease) in assets from operations	243,865	(2,128,948)	148,385	(392,306)

Changes from principal transactions:
Transfer of net premiums	213,582	588,555	120,760	294,318
Transfer on terminations	(500,242)	(335,518)	(124,224)	(46,768)
Transfer on policy loans	9,763	6,140	(1)	—
Net interfund transfers	(2,067,226)	162,059	202,827	(57,785)

Net increase (decrease) in assets from principal transactions	(2,344,123)	421,236	199,362	189,765

Total increase (decrease) in assets	(2,100,258)	(1,707,712)	347,747	(202,541)
Assets, beginning of period	3,594,971	5,302,683	312,241	514,782

Assets, end of period	$1,494,713	$3,594,971	$659,988	$312,241

See accompanying notes.

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$58,973	$85,716	$12,693,581	$16,554,325

58,973	85,716	12,693,581	16,554,325

22,081	36,137	1,965,323	2,886,436

36,892	49,579	10,728,258	13,667,889

—	222,090	20,134,106	11,440,432
(2,363,769)	(2,499,733)	(150,439,710)	(104,152,880)

(2,363,769)	(2,277,643)	(130,305,604)	(92,712,448)
4,133,787	(1,771,616)	231,728,470	(177,855,591)

1,806,910	(3,999,680)	112,151,124	(256,900,150)

69,527	715,901	82,281,055	148,569,519
(6,056,221)	(1,656,436)	(178,882,691)	(109,282,384)
6,427	22,101	(965,689)	(4,538,168)
2,156,806	(1,594,764)	(61,596,999)	(10,794,155)

(3,823,461)	(2,513,198)	(159,164,324)	23,954,812

(2,016,551)	(6,512,878)	(47,013,200)	(232,945,338)
5,587,755	12,100,633	628,790,630	861,735,968

$3,571,204	$5,587,755	$581,777,430	$628,790,630

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 131 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 2 sub-accounts that invests in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

The following sub-accounts of the Account were commenced as investment options:

New Fund		Effective Date
Alpha Opportunities Trust		May 4, 2009
American Diversified Growth & Income Trust		May 4, 2009
American Fundamental Holdings Trust		May 4, 2009
American Global Diversification Trust		May 4, 2009
American New World Trust		May 4, 2009
Balanced Trust		May 4, 2009
International Small Company Trust		November 16, 2009
Smaller Company Growth Trust		November 16, 2009

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
Income & Value Trust	American Asset Allocation Trust	May 4, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
Small Company Trust	Small Company Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820—Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$581,777,430
Level 2	—
Level 3	—

$581,777,430

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$9,935,029	$8,110,829
500 Index Trust Series 1	9,094,102	17,023,750
Active Bond Trust Series 0	160,860	414,815
Active Bond Trust Series 1	1,618,793	1,247,903
All Cap Core Trust Series 0	119,373	23,002
All Cap Core Trust Series 1	1,033,225	5,422,345
All Cap Growth Trust Series 0	45,063	53,622
All Cap Growth Trust Series 1	1,044,301	2,621,563
All Cap Value Trust Series 0	469,609	249,575
All Cap Value Trust Series 1	468,292	3,804,621
Alpha Opportunities Trust Series 0	203,713	—
American Asset Allocation Trust Series 1	11,514,186	1,708,767

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Blue Chip Income and Growth Trust Series 1	$1,383,650	$2,570,967
American Bond Trust Series 1	1,412,594	1,839,828
American Fundamental Holdings Trust Series 1	1,602	817
American Global Diversification Trust Series 1	89,111	22,752
American Growth Trust Series 1	16,354,345	21,101,809
American Growth-Income Trust Series 1	11,916,624	3,290,909
American International Trust Series 1	17,765,422	14,238,402
American New World Trust Series 1	24,800	5,978
Balanced Trust Series 0	18,117	57
Blue Chip Growth Trust Series 0	5,687,823	1,318,046
Blue Chip Growth Trust Series 1	5,633,479	6,413,582
Capital Appreciation Trust Series 0	252,703	170,628
Capital Appreciation Trust Series 1	2,637,479	4,633,529
Capital Appreciation Value Trust Series 0	153,112	2,656
Capital Appreciation Value Trust Series 1	20,149	849
Classic Value Trust Series 0	8,927	29,098
Classic Value Trust Series 1	92,638	159,057
Core Allocation Plus Trust Series 1	4,852,181	219,633
Core Bond Trust Series 0	120,391	17,815
Core Bond Trust Series 1	1,249,366	877,778
Core Diversified Growth & Income Trust Series 1	37,788	20,200
Core Equity Trust Series 0	75,581	124,077
Core Equity Trust Series 1	309,765	414,280
Core Strategy Trust Series 0	1,426	33
Core Strategy Trust Series 1	969	18
Disciplined Diversification Trust Series 0	154,608	2,781
Disciplined Diversification Trust Series 1	974	20
Emerging Markets Value Trust Series 0	496,051	230,697
Emerging Markets Value Trust Series 1	466,565	256,890
Emerging Small Company Trust Series 0	297,308	501,962
Emerging Small Company Trust Series 1	1,965,053	21,276,986
Equity-Income Trust Series 0	7,472,077	3,887,088
Equity-Income Trust Series 1	10,252,399	16,904,014
Financial Services Trust Series 0	187,061	190,481
Financial Services Trust Series 1	505,814	1,548,327
Franklin Templeton Founding Allocation Trust Series 0	300,373	151,121
Fundamental Value Trust Series 0	2,076,285	1,071,401
Fundamental Value Trust Series 1	5,420,127	3,884,703
Global Allocation Trust Series 0	176,680	273,193
Global Allocation Trust Series 1	414,770	688,956
Global Bond Trust Series 0	5,007,160	2,511,499
Global Bond Trust Series 1	4,686,981	5,091,578
Global Real Estate Trust Series 0	2,769	1,937
Global Real Estate Trust Series 1	3,981	4,917
Global Trust Series 0	213,493	348,534
Global Trust Series 1	995,351	1,594,835
Health Sciences Trust Series 0	432,768	433,671
Health Sciences Trust Series 1	1,754,902	4,049,103
High Yield Trust Series 0	1,791,164	996,922
High Yield Trust Series 1	2,996,017	3,431,648
Income & Value Trust Series 0	73,781	189,242

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Income & Value Trust Series 1	$870,864	$11,502,357
International Core Trust Series 0	371,300	180,244
International Core Trust Series 1	1,803,814	2,535,662
International Equity Index Trust A Series 1	1,215,438	2,083,864
International Equity Index Trust B Series 0	4,404,398	1,987,221
International Opportunities Trust Series 0	1,929,153	1,088,969
International Opportunities Trust Series 1	583,613	1,860,033
International Small Cap Trust Series 0	845,699	1,292,526
International Small Cap Trust Series 1	3,397,163	7,254,905
International Small Company Trust Series 0	652,275	265,932
International Small Company Trust Series 1	2,664,808	97,435
International Value Trust Series 0	1,234,192	757,105
International Value Trust Series 1	5,532,367	8,764,758
Investment Quality Bond Trust Series 0	201,158	210,689
Investment Quality Bond Trust Series 1	2,371,984	3,538,616
Large Cap Trust Series 0	304,142	128,971
Large Cap Trust Series 1	731,522	1,995,943
Large Cap Value Trust Series 0	319,379	305,141
Large Cap Value Trust Series 1	3,465,895	6,350,798
Lifestyle Aggressive Trust Series 0	1,895,714	1,311,873
Lifestyle Aggressive Trust Series 1	4,323,237	4,453,978
Lifestyle Balanced Trust Series 0	5,657,575	5,359,236
Lifestyle Balanced Trust Series 1	5,599,356	7,095,759
Lifestyle Conservative Trust Series 0	1,183,161	396,309
Lifestyle Conservative Trust Series 1	544,535	2,574,797
Lifestyle Growth Trust Series 0	3,971,871	1,376,386
Lifestyle Growth Trust Series 1	5,337,532	5,858,109
Lifestyle Moderate Trust Series 0	3,434,438	1,632,339
Lifestyle Moderate Trust Series 1	1,768,866	1,561,522
Mid Cap Index Trust Series 0	1,083,972	741,334
Mid Cap Index Trust Series 1	2,243,101	6,275,133
Mid Cap Intersection Trust Series 0	24,302	62,022
Mid Cap Intersection Trust Series 1	—	—
Mid Cap Stock Trust Series 0	2,501,257	1,207,093
Mid Cap Stock Trust Series 1	4,444,720	8,687,473
Mid Cap Value Trust Series 0	119,840	1,382,553
Mid Cap Value Trust Series 1	987,826	7,373,932
Mid Value Trust Series 0	3,954,538	1,357,167
Mid Value Trust Series 1	5,059,197	1,241,857
Money Market Trust B Series 0	49,932,476	75,657,673
Money Market Trust Series 1	52,955,908	118,387,191
Natural Resources Trust Series 0	2,490,214	1,305,877
Natural Resources Trust Series 1	5,922,833	7,412,326
Optimized All Cap Trust Series 0	158,537	677,692
Optimized All Cap Trust Series 1	125,751	96,489
Optimized Value Trust Series 0	76,010	19,569
Optimized Value Trust Series 1	30,812	28,182
Overseas Equity Trust Series 0	744,974	645,871
Pacific Rim Trust Series 0	442,624	633,949
Pacific Rim Trust Series 1	1,100,331	3,796,380
Real Estate Securities Trust Series 0	3,590,339	2,673,988

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Real Estate Securities Trust Series 1	$3,321,109	$6,076,407
Real Return Bond Trust Series 0	3,605,383	817,762
Real Return Bond Trust Series 1	3,759,694	5,016,094
Science & Technology Trust Series 0	673,426	765,400
Science & Technology Trust Series 1	1,675,863	3,521,948
Short-Term Bond Trust Series 0	456,902	231,552
Small Cap Growth Trust Series 0	1,929,463	1,493,770
Small Cap Growth Trust Series 1	1,104,535	1,012,254
Small Cap Index Trust Series 0	904,216	305,687
Small Cap Index Trust Series 1	4,202,599	5,418,250
Small Cap Opportunities Trust Series 0	73,295	55,314
Small Cap Opportunities Trust Series 1	751,628	751,562
Small Cap Value Trust Series 0	2,654,545	1,720,039
Small Cap Value Trust Series 1	322,608	578,544
Small Company Trust Series 1	630,298	1,844,797
Small Company Value Trust Series 0	629,100	833,842
Small Company Value Trust Series 1	4,264,241	6,746,503
Smaller Company Growth Trust Series 0	229,192	38,807
Smaller Company Growth Trust Series 1	17,515,228	392,858
Strategic Bond Trust Series 0	659,030	301,087
Strategic Bond Trust Series 1	1,456,206	1,754,811
Strategic Income Trust Series 0	446,026	79,910
Strategic Income Trust Series 1	739,920	1,236,973
Total Bond Market Trust B Series 0	5,759,604	3,718,946
Total Return Trust Series 0	10,834,813	1,358,393
Total Return Trust Series 1	28,015,294	28,307,514
Total Stock Market Index Trust Series 0	1,411,839	771,949
Total Stock Market Index Trust Series 1	1,100,678	2,047,822
U.S. Government Securities Trust Series 0	1,877,654	530,527
U.S. Government Securities Trust Series 1	2,830,834	7,724,826
U.S. High Yield Bond Trust Series 0	201,790	130,958
U.S. High Yield Bond Trust Series 1	1,437,852	1,309,333
U.S. Large Cap Trust Series 0	64,644	112,000
U.S. Large Cap Trust Series 1	1,118,298	9,954,650
Utilities Trust Series 0	830,552	1,186,927
Utilities Trust Series 1	1,186,208	3,483,433
Value Trust Series 0	786,948	583,240
Value Trust Series 1	5,091,497	8,878,066
All Asset Portfolio Series 0	945,230	47,071
All Asset Portfolio Series 1	310,851	366,022

	$474,365,204	$602,667,172

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	1,219,448	1,025,869	962,976	1,649,564	—
Units issued	698,381	805,900	588,557	497,491	2,372,470
Units redeemed	(616,808)	(612,321)	(525,664)	(1,184,079)	(722,906)

Units, end of period	1,301,021	1,219,448	1,025,869	962,976	1,649,564

Unit value, end of period $	12.77 to 21.05	10.17 to 16.66	16.28 to 26.53	15.57 to 25.20	13.57 to 13.60
Assets, end of period $	22,312,778	16,165,681	20,742,059	17,764,778	22,413,056
Investment income ratio*	2.30%	2.35%	3.00%	1.22%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.70%	0.40% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	25.53% to 26.36%	(37.60%) to (37.19%)	4.51% to 5.25%	14.76% to 15.56%	8.56% to 8.78%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,495,132	1,964,200	895,420	1,012,464	689,458
Units issued	1,120,394	694,681	2,318,216	705,327	932,154
Units redeemed	(1,993,504)	(1,163,749)	(1,249,436)	(822,371)	(609,148)

Units, end of period	622,022	1,495,132	1,964,200	895,420	1,012,464

Unit value, end of period $	10.29 to 10.67	8.22 to 8.49	13.16 to 13.53	12.47 to 12.91	10.89 to 11.16
Assets, end of period $	6,527,296	12,533,893	26,274,333	11,434,368	11,226,224
Investment income ratio*	1.52%	0.68%	2.26%	0.90%	1.22%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	25.13% to 25.64%	(37.51%) to (37.26%)	4.39% to 4.83%	14.52% to 15.15%	3.60% to 4.09%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	10,376	10,394	2,511	—
Units issued	3,279	13,837	11,919	11,827
Units redeemed	(8,759)	(13,855)	(4,036)	(9,316)

Units, end of period	4,896	10,376	10,394	2,511

Unit value, end of period $	50.05	40.09	44.78	43.05
Assets, end of period $	245,021	415,916	465,396	108,061
Investment income ratio*	4.48%	5.06%	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.86%	(10.48%) to (7.37%)	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	67,710	141,516	339,657	329,188	—
Units issued	108,085	174,296	133,020	111,305	647,762
Units redeemed	(89,451)	(248,102)	(331,161)	(100,836)	(318,574)

Units, end of period	86,344	67,710	141,516	339,657	329,188

Unit value, end of period $	14.95 to 15.19	12.06 to 12.21	13.54 to 13.69	13.11 to 13.18	12.64 to 12.67
Assets, end of period $	1,297,722	820,988	1,929,828	4,464,604	4,165,458
Investment income ratio*	9.00%	4.00%	9.09%	2.60%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	24.00% to 24.44%	(11.11%) to (10.80%)	3.30% to 3.73%	3.70% to 4.05%	1.14% to 1.36%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Alpha Opportunities Trust Series 0
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	15,886
Units redeemed	—

Units, end of period	15,886

Unit value, end of period $	12.73
Assets, end of period $	202,244
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	27.31%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	5,829	—
Units issued	78,842	6,143
Units redeemed	(4,174)	(314)

Units, end of period	80,497	5,829

Unit value, end of period $	12.05	9.93
Assets, end of period $	969,580	57,882
Investment income ratio*	13.64%	7.52%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	21.32%	(16.17%) to (12.60%)

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	44,851	52,918	51,984	36,420	5,558
Units issued	18,418	45,309	29,880	33,107	44,219
Units redeemed	(27,284)	(53,376)	(28,946)	(17,543)	(13,357)

Units, end of period	35,985	44,851	52,918	51,984	36,420

Unit value, end of period $	16.38 to 16.67	13.59 to 13.72	16.32 to 16.45	15.21 to 15.30	14.67 to 14.72
Assets, end of period $	593,938	614,073	867,298	793,435	534,735
Investment income ratio*	7.31%	5.30%	6.92%	5.36%	5.84%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	20.52% to 20.89%	(16.71%) to (16.54%)	7.29% to 7.52%	3.68% to 3.89%	5.25% to 5.47%

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,899	2,196	23	—
Units issued	15,567	207,065	2,544	24
Units redeemed	(2,634)	(207,362)	(371)	(1)

Units, end of period	14,832	1,899	2,196	23

Unit value, end of period $	10.36	8.05	13.34	12.98
Assets, end of period $	153,621	15,283	29,280	295
Investment income ratio*	2.08%	1.09%	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.61%	(39.60%) to (26.69%)	2.70%	14.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	411,878	556,146	234,795	180,858	192,844
Units issued	79,155	155,444	480,351	126,247	60,566
Units redeemed	(422,365)	(299,712)	(159,000)	(72,310)	(72,552)

Units, end of period	68,668	411,878	556,146	234,795	180,858

Unit value, end of period $	15.29 to 15.77	11.98 to 12.31	19.90 to 20.46	10.80 to 19.99	9.46 to 7.43
Assets, end of period $	1,059,003	5,019,487	11,287,106	4,565,986	3,066,213
Investment income ratio*	1.25%	1.55%	1.52%	0.64%	0.73%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	27.62% to 28.08%	(40.02%) to (39.81%)	1.95% to 2.35%	13.95% to 14.40%	8.32% to 8.70%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	5,749	1,662	69	—
Units issued	5,181	5,687	23,363	71
Units redeemed	(5,948)	(1,600)	(21,770)	(2)

Units, end of period	4,982	5,749	1,662	69

Unit value, end of period $	9.80	8.09	13.92	12.42
Assets, end of period $	48,806	46,490	23,129	847
Investment income ratio*	0.67%	0.81%	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	21.13%	(41.91%) to (26.41%)	12.08%	6.63%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	164,443	167,960	192,315	377,588	413,068
Units issued	77,295	90,328	44,827	87,667	136,091
Units redeemed	(189,215)	(93,845)	(69,182)	(272,940)	(171,571)

Units, end of period	52,523	164,443	167,960	192,315	377,588

Unit value, end of period $	16.90 to 17.44	14.05 to 14.44	24.27 to 24.95	11.42 to 22.34	10.77 to 20.97
Assets, end of period $	892,872	2,348,296	4,091,403	4,175,639	7,772,423
Investment income ratio*	0.51%	0.34%	0.05%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	20.31% to 20.73%	(42.32%) to (42.12%)	11.27% to 11.72%	5.83% to 6.25%	8.23% to 8.61%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	21,831	3,203	23	—
Units issued	44,155	22,505	4,384	24
Units redeemed	(23,845)	(3,877)	(1,204)	(1)

Units, end of period	42,141	21,831	3,203	23

Unit value, end of period $	12.38	9.78	13.74	12.64
Assets, end of period $	521,779	213,526	44,000	288
Investment income ratio*	0.74%	2.30%	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.59%	(28.80%) to (19.83%)	8.68%	13.82%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	363,932	462,488	116,701	112,887	111,377
Units issued	33,538	67,408	390,109	81,884	43,049
Units redeemed	(281,947)	(165,964)	(44,322)	(78,070)	(41,539)

Units, end of period	115,523	363,932	462,488	116,701	112,887

Unit value, end of period $	16.21 to 16.71	12.88 to 13.23	18.21 to 18.64	16.92 to 17.21	14.97 to 15.19
Assets, end of period $	1,904,662	4,771,874	8,557,532	1,998,682	1,705,935
Investment income ratio*	0.47%	0.80%	2.02%	0.80%	0.52%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	25.79% to 26.23%	(29.25%) to (28.99%)	7.62% to 8.01%	12.98% to 13.32%	5.03% to 5.35%

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	29,748	—
Units issued	1,527,333	30,140
Units redeemed	(209,135)	(392)

Units, end of period	1,347,946	29,748

Unit value, end of period $	8.87 to 8.98	7.23 to 7.26
Assets, end of period $	11,976,200	215,822
Investment income ratio*	2.77%	8.19%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.65%
Total return, lowest to highest***	22.75% to 23.61%	(27.71%) to (27.39%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	235,456	198,959	269,745	141,580	23,565
Units issued	114,968	219,437	117,978	276,354	149,882
Units redeemed	(238,029)	(182,940)	(188,764)	(148,189)	(31,867)

Units, end of period	112,395	235,456	198,959	269,745	141,580

Unit value, end of period $	10.64 to 15.23	8.36 to 12.04	13.21 to 19.15	12.99 to 19.17	16.32 to 16.44
Assets, end of period $	1,502,607	2,652,929	3,540,621	5,160,481	2,325,308
Investment income ratio*	1.30%	4.38%	2.35%	0.55%	0.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	26.52% to 27.32%	(37.14%) to (36.72%)	0.99% to 1.65%	16.24% to 16.99%	6.07% to 6.39%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	146,557	284,176	30,383	—
Units issued	109,801	237,329	417,624	34,152
Units redeemed	(143,466)	(374,948)	(163,831)	(3,769)

Units, end of period	112,892	146,557	284,176	30,383

Unit value, end of period $	11.24 to 13.68	10.02 to 12.27	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	1,483,648	1,736,403	3,845,351	406,830
Investment income ratio*	2.22%	8.31%	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	11.48% to 12.21%	(10.30%) to (9.72%)	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
American Fundamental Holdings Trust Series 1
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	149
Units redeemed	(74)

Units, end of period	75

Unit value, end of period $	11.87 to 11.92
Assets, end of period $	897
Investment income ratio*	2.19%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	18.70% to 19.20%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
American Global Diversification Trust Series 1
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	8,119
Units redeemed	(1,900)

Units, end of period	6,219

Unit value, end of period $	12.54 to 12.59
Assets, end of period $	78,010
Investment income ratio*	1.89%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	25.40% to 25.94%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,656,204	1,130,158	1,885,429	1,469,444	534,464
Units issued	1,119,034	1,206,254	653,970	690,357	1,438,001
Units redeemed	(1,719,926)	(680,208)	(1,409,241)	(274,372)	(503,021)

Units, end of period	1,055,312	1,656,204	1,130,158	1,885,429	1,469,444

Unit value, end of period $	11.40 to 16.46	8.21 to 11.93	14.71 to 21.52	13.15 to 19.59	17.74 to 17.89
Assets, end of period $	15,119,166	18,483,137	23,277,773	36,590,362	26,189,118
Investment income ratio*	0.25%	2.08%	1.23%	0.29%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	37.98% to 38.87%	(44.56%) to (44.20%)	11.20% to 11.94%	9.09% to 9.80%	15.04% to 15.44%

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	158,070	246,940	164,133	168,096	114,971
Units issued	957,864	282,920	204,622	71,113	82,686
Units redeemed	(276,154)	(371,790)	(121,815)	(75,076)	(29,561)

Units, end of period	839,780	158,070	246,940	164,133	168,096

Unit value, end of period $	10.69 to 15.25	8.17 to 11.77	13.20 to 19.14	12.61 to 18.60	16.14 to 16.26
Assets, end of period $	12,417,690	1,533,150	4,332,011	3,009,500	2,725,094
Investment income ratio*	1.61%	1.08%	2.32%	1.09%	0.45%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	29.88% to 30.79%	(38.48%) to (38.08%)	3.96% to 4.64%	14.06% to 14.80%	4.75% to 5.08%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,592,548	1,766,825	1,393,157	705,780	94,988
Units issued	761,348	777,351	740,354	930,416	664,947
Units redeemed	(879,832)	(951,628)	(366,686)	(243,039)	(54,155)

Units, end of period	1,474,064	1,592,548	1,766,825	1,393,157	705,780

Unit value, end of period $	14.46 to 24.41	10.14 to 17.23	17.60 to 30.09	14.72 to 25.64	21.51 to 21.70
Assets, end of period $	28,772,677	22,506,461	46,461,807	30,618,091	15,253,954
Investment income ratio*	1.14%	3.64%	1.88%	0.71%	0.55%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	41.67% to 42.58%	(42.74%) to (42.37%)	18.80% to 19.58%	17.77% to 18.54%	20.29% to 20.70%

Sub-Account
American New World Trust Series 1
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	1,900
Units redeemed	(459)

Units, end of period	1,441

Unit value, end of period $	13.30 to 13.36
Assets, end of period $	19,195
Investment income ratio*	4.29%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	33.01% to 33.58%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Balanced Trust Series 0
Year Ended Dec. 31/09 (ak)
Units, beginning of period	—
Units issued	1,520
Units redeemed	(5)

Units, end of period	1,515

Unit value, end of period $	11.91
Assets, end of period $	18,049
Investment income ratio*	4.81%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	19.11%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	51,156	31,993	11,570	—
Units issued	127,285	35,457	37,198	11,788
Units redeemed	(27,277)	(16,294)	(16,775)	(218)

Units, end of period	151,164	51,156	31,993	11,570

Unit value, end of period $	56.75	39.69	69.05	61.21
Assets, end of period $	8,578,346	2,030,472	2,209,133	708,170
Investment income ratio*	0.19%	0.47%	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	42.97%	(42.52%) to (28.71%)	12.81%	9.59%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	759,580	996,389	1,083,341	1,450,904	1,667,853
Units issued	334,151	442,153	327,662	544,153	562,542
Units redeemed	(401,994)	(678,962)	(414,614)	(911,716)	(779,491)

Units, end of period	691,737	759,580	996,389	1,083,341	1,450,904

Unit value, end of period $	21.48 to 22.26	15.13 to 15.62	26.40 to 27.25	12.73 to 24.23	11.68 to 22.06
Assets, end of period $	13,629,384	10,660,570	25,026,470	24,026,155	29,446,370
Investment income ratio*	0.13%	0.30%	0.71%	0.21%	0.41%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	41.96% to 42.54%	(42.91%) to (42.68%)	11.96% to 12.46%	8.82% to 9.30%	4.86% to 5.23%

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	13,784	15,717	8,132	—
Units issued	23,788	80,292	21,870	8,767
Units redeemed	(15,508)	(82,225)	(14,285)	(635)

Units, end of period	22,064	13,784	15,717	8,132

Unit value, end of period $	12.41	8.72	13.89	12.43
Assets, end of period $	273,810	120,161	218,272	101,106
Investment income ratio*	0.31%	0.21%	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	42.35%	(37.24%) to (23.78%)	11.70%	2.38%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	533,714	579,428	643,831	177,674	91,845
Units issued	300,813	275,841	206,246	782,997	129,375
Units redeemed	(512,761)	(321,555)	(270,649)	(316,840)	(43,546)

Units, end of period	321,766	533,714	579,428	643,831	177,674

Unit value, end of period $	11.97 to 12.34	8.47 to 8.70	13.53 to 13.90	12.21 to 12.46	12.05 to 12.20
Assets, end of period $	3,898,184	4,582,828	7,967,841	7,949,747	2,156,867
Investment income ratio*	0.24%	0.45%	0.29%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.40% to 0.65%
Total return, lowest to highest***	41.37% to 41.87%	(37.63%) to (37.42%)	10.83% to 11.28%	1.56% to 1.90%	13.25% to 13.55%

Sub-Account
Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	16,050
Units redeemed	(299)

Units, end of period	15,751

Unit value, end of period $	9.47
Assets, end of period $	149,143
Investment income ratio*	17.30%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	30.26%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	407	—
Units issued	2,153	422
Units redeemed	(102)	(15)

Units, end of period	2,458	407

Unit value, end of period $	9.36	7.23
Assets, end of period $	23,009	2,947
Investment income ratio*	7.80%	3.95%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	29.36%	(27.66%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,089	1,965	52	—
Units issued	1,791	2,121	2,669	54
Units redeemed	(4,880)	(997)	(756)	(2)

Units, end of period	—	3,089	1,965	52

Unit value, end of period $	5.99	6.23	11.44	13.09
Assets, end of period $	—	19,249	22,489	683
Investment income ratio*	1.29%	2.43%	6.39%	2.93%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(3.90%)	(45.55%) to (30.65%)	(12.58%)	16.14%

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	10,845	49,364	63,050	28,771	—
Units issued	11,100	2,623	9,414	45,105	30,518
Units redeemed	(21,945)	(41,142)	(23,100)	(10,826)	(1,747)

Units, end of period	—	10,845	49,364	63,050	28,771

Unit value, end of period $	7.81 to 7.93	8.16 to 8.27	15.08 to 15.25	17.36 to 17.45	15.06 to 15.11
Assets, end of period $	—	89,243	747,147	1,098,196	433,522
Investment income ratio*	0.83%	1.30%	1.40%	1.45%	3.55%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(4.23%) to (4.13%)	(45.91%) to (45.74%)	(13.15%) to (12.89%)	15.29% to 15.51%	8.72% to 8.92%

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

Sub-Account
Core Allocation Plus Trust Series 1
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	609,771
Units redeemed	(28,024)

Units, end of period	581,747

Unit value, end of period $	8.58 to 8.61
Assets, end of period $	4,999,225
Investment income ratio*	3.03%
Expense ratio, lowest to highest**	0.30% to 0.50%
Total return, lowest to highest***	24.57% to 24.81%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	265	—
Units issued	9,696	523
Units redeemed	(1,432)	(258)

Units, end of period	8,529	265

Unit value, end of period $	12.67	11.53
Assets, end of period $	108,070	3,058
Investment income ratio*	3.96%	10.44%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.93%	1.41% to 3.36%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	1,599	87	27	6	—
Units issued	86,727	1,518	121	22	6
Units redeemed	(60,107)	(6)	(61)	(1)	—

Units, end of period	28,219	1,599	87	27	6

Unit value, end of period $	15.35 to 15.56	14.05 to 14.15	13.69 to 13.76	12.97	12.58
Assets, end of period $	433,606	22,482	1,200	355	72
Investment income ratio*	2.61%	15.48%	8.28%	2.15%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	9.22% to 9.55%	2.63% to 2.82%	5.58% to 5.76%	3.13%	0.60%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09 (ax)
Units, beginning of period	—
Units issued	3,553
Units redeemed	(1,782)

Units, end of period	1,771

Unit value, end of period $	12.16 to 12.21
Assets, end of period $	21,555
Investment income ratio*	1.40%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	21.61% to 22.14%

(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	7,853	3,181	525	—
Units issued	15,890	5,403	3,907	544
Units redeemed	(23,743)	(731)	(1,251)	(19)

Units, end of period	—	7,853	3,181	525

Unit value, end of period $	5.24	5.28	11.59	12.31
Assets, end of period $	—	41,456	36,874	6,466
Investment income ratio*	3.11%	20.74%	0.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.72%)	(54.46%) to (30.69%)	(5.85%)	6.73%

(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	21,084	39,293	43,160	19,069	—
Units issued	48,447	12,000	173,345	30,049	25,690
Units redeemed	(69,531)	(30,209)	(177,212)	(5,958)	(6,621)

Units, end of period	—	21,084	39,293	43,160	19,069

Unit value, end of period $	6.63 to 6.73	6.69 to 6.75	14.78 to 14.89	15.81 to 15.89	14.91 to 14.96
Assets, end of period $	—	141,361	581,986	683,107	284,444
Investment income ratio*	0.97%	11.05%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(0.89%) to (0.78%)	(54.75%) to (54.67%)	(6.50%) to (6.31%)	6.05% to 6.26%	5.22% to 5.42%

(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

Sub-Account
Core Strategy Trust Series 0
Year Ended Dec. 31/09 (ay)
Units, beginning of period	—
Units issued	189
Units redeemed	(4)

Units, end of period	185

Unit value, end of period $	9.17
Assets, end of period $	1,693
Investment income ratio*	2.88%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	21.93%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Core Strategy Trust Series 1
Year Ended Dec. 31/09 (ay)
Units, beginning of period	—
Units issued	113
Units redeemed	(2)

Units, end of period	111

Unit value, end of period $	9.06
Assets, end of period $	1,011
Investment income ratio*	4.35%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	21.09%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

Sub-Account
Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	16,641
Units redeemed	(315)

Units, end of period	16,326

Unit value, end of period $	9.19
Assets, end of period $	149,965
Investment income ratio*	15.46%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	27.27%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	—	—
Units issued	113	5,952
Units redeemed	(2)	(5,952)

Units, end of period	111	—

Unit value, end of period $	9.08	7.18
Assets, end of period $	1,009	—
Investment income ratio*	4.72%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	26.40%	(28.19%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	17,645	—
Units issued	52,715	17,760
Units redeemed	(22,046)	(115)

Units, end of period	48,314	17,645

Unit value, end of period $	11.61	5.77
Assets, end of period $	560,976	101,749
Investment income ratio*	0.13%	18.41%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.56% to 101.36%	(51.92%)

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	38,735	6,228	—
Units issued	39,554	35,677	6,275
Units redeemed	(24,940)	(3,170)	(47)

Units, end of period	53,349	38,735	6,228

Unit value, end of period $	14.25 to 14.35	7.13 to 7.16	14.93
Assets, end of period $	763,018	277,069	93,016
Investment income ratio*	0.08%	4.00%	2.90%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.40% to 0.65%	0.65%
Total return, lowest to highest***	99.84% to 100.34%	(52.25%) to (52.13%)	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	22,956	27,963	10,644	—
Units issued	38,531	12,888	28,805	11,516
Units redeemed	(61,487)	(17,895)	(11,486)	(872)

Units, end of period	—	22,956	27,963	10,644

Unit value, end of period $	9.30	7.29	12.83	11.87
Assets, end of period $	—	167,240	358,856	126,387
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	27.66%	(43.23%) to (31.25%)	8.08%	2.44%

(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	325,592	388,892	520,176	669,785	687,402
Units issued	72,026	73,633	64,222	138,895	232,231
Units redeemed	(397,618)	(136,933)	(195,506)	(288,504)	(249,848)

Units, end of period	—	325,592	388,892	520,176	669,785

Unit value, end of period $	69.64 to 72.47	54.90 to 56.91	97.47 to 100.59	13.50 to 93.33	13.25 to 91.13
Assets, end of period $	—	15,606,022	33,623,081	40,696,420	50,949,308
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	26.85% to 27.34%	(43.68%) to (43.42%)	7.29% to 7.78%	1.70% to 2.15%	4.31% to. 4.73%

(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	422,688	354,274	238,801	—
Units issued	379,345	269,861	177,383	271,056
Units redeemed	(193,578)	(201,447)	(61,910)	(32,255)

Units, end of period	608,455	422,688	354,274	238,801

Unit value, end of period $	24.40	19.40	30.29	29.30
Assets, end of period $	14,847,359	8,202,004	10,730,873	6,996,068
Investment income ratio*	2.41%	2.71%	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	25.76%	(35.94%) to (24.93%)	3.39%	19.05%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	944,208	1,209,463	1,391,728	1,578,724	1,646,238
Units issued	610,045	365,614	555,776	690,921	759,963
Units redeemed	(937,757)	(630,869)	(738,041)	(877,917)	(827,477)

Units, end of period	616,496	944,208	1,209,463	1,391,728	1,578,724

Unit value, end of period $	22.39 to 23.21	17.93 to 18.51	28.08 to 28.97	20.31 to 28.11	17.15 to 23.56
Assets, end of period $	13,270,305	16,578,137	33,434,627	37,693,322	36,227,178
Investment income ratio*	2.19%	2.35%	2.82%	1.49%	1.25%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	24.91% to 25.41%	(36.38%) to (36.12%)	2.62% to 3.09%	18.19% to 18.72%	3.20% to 3.56%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	11,844	2,300	45	—
Units issued	12,978	14,881	6,446	47
Units redeemed	(13,461)	(5,337)	(4,191)	(2)

Units, end of period	11,361	11,844	2,300	45

Unit value, end of period $	16.68	11.79	21.29	22.83
Assets, end of period $	189,531	139,607	48,965	1,024
Investment income ratio*	0.77%	1.34%	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	41.53%	(44.63%) to (29.96%)	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	158,003	37,610	135,361	30,934	23,337
Units issued	53,886	251,270	45,254	119,009	17,012
Units redeemed	(171,005)	(130,877)	(143,005)	(14,582)	(9,415)

Units, end of period	40,884	158,003	37,610	135,361	30,934

Unit value, end of period $	13.12 to 13.47	9.34 to 9.56	16.99 to 17.33	18.35 to 18.66	15.00 to 15.14
Assets, end of period $	544,204	1,505,269	644,355	2,512,100	466,240
Investment income ratio*	0.63%	1.65%	1.00%	0.22%	0.38%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	40.49% to 40.91%	(45.01%) to (44.85%)	(7.42%) to (7.15%)	22.32% to 22.69%	9.07% to 9.28%

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	23,066	—
Units issued	39,529	23,225
Units redeemed	(24,389)	(159)

Units, end of period	38,206	23,066

Unit value, end of period $	8.93	6.79
Assets, end of period $	341,295	156,653
Investment income ratio*	6.82%	20.48%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	31.52%	(32.08%) to (21.32%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	83,985	8,642	7,976	—
Units issued	253,970	84,974	2,280	8,137
Units redeemed	(122,042)	(9,631)	(1,614)	(161)

Units, end of period	215,913	83,985	8,642	7,976

Unit value, end of period $	10.57	8.02	13.20	12.68
Assets, end of period $	2,281,949	673,278	114,075	101,153
Investment income ratio*	1.00%	3.24%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.83%	(39.27%) to (27.52%)	4.08%	14.55%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	591,549	235,968	258,420	194,312	168,396
Units issued	468,005	477,588	64,277	143,105	107,178
Units redeemed	(356,704)	(122,007)	(86,729)	(78,997)	(81,262)

Units, end of period	702,850	591,549	235,968	258,420	194,312

Unit value, end of period $	13.98 to 14.42	10.68 to 10.97	17.72 to 18.14	17.14 to 17.49	15.06 to 15.28
Assets, end of period $	9,947,392	6,384,680	4,226,469	4,461,137	2,943,943
Investment income ratio*	1.08%	1.75%	1.58%	0.79%	0.42%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	30.92% to 31.39%	(39.71%) to (39.50%)	3.36% to 3.73%	13.77% to 14.18%	8.14% to 8.46%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	7,442	3,666	32	—
Units issued	17,900	8,903	4,011	33
Units redeemed	(25,342)	(5,127)	(377)	(1)

Units, end of period	—	7,442	3,666	32

Unit value, end of period $	10.94	8.51	12.93	12.31
Assets, end of period $	—	63,324	47,414	388
Investment income ratio*	0.01%	6.73%	11.80%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.58%	(34.21%) to (24.39%)	5.06%	13.58%

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	32,221	170,839	136,763	26,935	17,767
Units issued	44,931	67,943	130,340	223,082	51,578
Units redeemed	(77,152)	(206,561)	(96,264)	(113,254)	(42,410)

Units, end of period	—	32,221	170,839	136,763	26,935

Unit value, end of period $	11.54 to 11.91	9.03 to 9.29	13.83 to 14.12	13.24 to 13.48	11.74 to 11.92
Assets, end of period $	—	294,279	2,404,378	1,826,871	316,420
Investment income ratio*	0.01%	2.76%	6.32%	0.91%	0.65%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	27.82% to 28.19%	(34.71%) to (34.48%)	4.45% to 4.76%	12.77% to 13.11%	5.51% to 5.84%

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	280,537	232,906	156,254	—
Units issued	147,097	192,157	144,116	179,125
Units redeemed	(115,310)	(144,526)	(67,464)	(22,871)

Units, end of period	312,324	280,537	232,906	156,254

Unit value, end of period $	24.68	21.38	22.37	20.41
Assets, end of period $	7,706,881	5,998,144	5,209,990	3,189,038
Investment income ratio*	12.29%	0.56%	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.41%	(4.42%) to (1.77%)	9.61%	5.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	216,580	252,132	263,273	283,511	218,132
Units issued	174,925	279,869	131,138	174,167	195,710
Units redeemed	(249,102)	(315,421)	(142,279)	(194,405)	(130,331)

Units, end of period	142,403	216,580	252,132	263,273	283,511

Unit value, end of period $	22.70 to 23.42	19.80 to 20.36	20.79 to 21.38	18.20 to 19.56	17.39 to 18.59
Assets, end of period $	3,275,176	4,354,555	5,343,383	5,088,466	5,234,432
Investment income ratio*	14.45%	0.57%	7.18%	0.00%	4.26%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	14.65% to 15.05%	(5.10%) to (4.78%)	8.86% to 9.30%	4.53% to 4.96%	(7.19%) to (6.87%)

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Global Real Estate Trust Series 0
Year Ended Dec. 31/09 (aq)
Units, beginning of period	—
Units issued	494
Units redeemed	(494)

Units, end of period	—

Unit value, end of period $	6.73
Assets, end of period $	—
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	20.71%

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

Fund available in prior year but no activity.

	Sub-Account
	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (f)
Units, beginning of period	447	—
Units issued	296	457
Units redeemed	(743)	(10)

Units, end of period	—	447

Unit value, end of period $	6.65	5.54
Assets, end of period $	—	2,480
Investment income ratio*	87.27%	10.22%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	20.02%	(44.55%)

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	32,930	40,340	7,504	—
Units issued	24,262	24,420	44,553	7,736
Units redeemed	(35,507)	(31,830)	(11,717)	(232)

Units, end of period	21,685	32,930	40,340	7,504

Unit value, end of period $	10.94	8.32	13.75	13.57
Assets, end of period $	237,159	273,952	554,586	101,826
Investment income ratio*	1.16%	2.41%	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.47%	(39.49%) to (23.39%)	1.32%	20.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	145,276	261,353	240,688	227,332	226,763
Units issued	62,853	68,244	141,074	148,216	88,843
Units redeemed	(111,488)	(184,321)	(120,409)	(134,860)	(88,274)

Units, end of period	96,641	145,276	261,353	240,688	227,332

Unit value, end of period $	18.66 to 19.26	14.30 to 14.71	23.72 to 24.40	18.08 to 24.15	15.10 to 20.08
Assets, end of period $	1,785,233	2,096,612	6,258,053	5,725,741	4,510,252
Investment income ratio*	1.83%	1.77%	2.31%	1.27%	1.25%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	30.52% to 30.97%	(39.94%) to (39.73%)	0.63% to 1.03%	19.49% to 19.96%	9.95% to 10.33%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	40,949	11,504	141	—
Units issued	32,120	73,492	50,077	146
Units redeemed	(30,032)	(44,047)	(38,714)	(5)

Units, end of period	43,037	40,949	11,504	141

Unit value, end of period $	15.96	12.11	17.26	14.66
Assets, end of period $	686,852	495,670	198,514	2,065
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.84%	(29.86%) to (21.80%)	17.73%	8.44%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	260,191	235,072	296,297	268,882	228,816
Units issued	114,028	280,570	112,666	210,936	114,558
Units redeemed	(274,054)	(255,451)	(173,891)	(183,521)	(74,492)

Units, end of period	100,165	260,191	235,072	296,297	268,882

Unit value, end of period $	19.41 to 20.01	14.82 to 15.23	21.29 to 21.79	18.21 to 18.57	16.91 to 17.15
Assets, end of period $	1,957,724	3,897,285	5,076,968	5,446,065	4,584,275
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	30.95% to 31.41%	(30.3%) to (30.11%)	16.91% to 17.32%	7.67% to 8.05%	11.91% to 12.25%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	77,172	58,466	10,318	—
Units issued	142,835	64,061	66,712	10,940
Units redeemed	(88,271)	(45,355)	(18,564)	(622)

Units, end of period	131,736	77,172	58,466	10,318

Unit value, end of period $	14.20	9.19	13.03	12.82
Assets, end of period $	1,870,386	709,188	761,889	132,294
Investment income ratio*	13.46%	9.25%	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	54.51%	(29.48%) to (24.36%)	1.64%	10.48%

(g)	Fund available in prior year but no activity.

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	294,419	456,353	622,204	1,025,251	747,358
Units issued	170,151	139,507	222,523	335,772	576,968
Units redeemed	(240,100)	(301,441)	(388,374)	(738,819)	(299,075)

Units, end of period	224,470	294,419	456,353	622,204	1,025,251

Unit value, end of period $	19.87 to 20.50	12.94 to 13.31	18.42 to 18.94	15.50 to 18.69	14.12 to 16.99
Assets, end of period $	4,385,652	3,740,054	8,286,870	11,149,819	16,898,635
Investment income ratio*	11.42%	7.50%	12.22%	7.72%	5.03%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	53.51% to 54.05%	(29.98%) to (29.73%)	0.91% to 1.32%	9.61% to 10.05%	2.98% to 3.39%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	14,162	17,941	2,855	—
Units issued	9,033	5,398	18,643	2,909
Units redeemed	(23,195)	(9,177)	(3,557)	(54)

Units, end of period	—	14,162	17,941	2,855

Unit value, end of period $	8.27	8.34	11.93	11.80
Assets, end of period $	—	118,153	214,061	33,687
Investment income ratio*	0.29%	2.85%	5.22%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.92%)	(30.07%) to (17.93%)	1.11%	8.77%

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	776,465	917,328	1,076,434	1,373,417	1,679,725
Units issued	61,508	183,110	239,053	143,883	211,726
Units redeemed	(837,973)	(323,973)	(398,159)	(440,866)	(518,034)

Units, end of period	—	776,465	917,328	1,076,434	1,373,417

Unit value, end of period $	13.76 to 14.23	13.92 to 14.37	20.06 to 20.63	16.89 to 20.47	15.63 to 18.89
Assets, end of period $	—	10,807,404	18,404,247	21,490,159	25,459,694
Investment income ratio*	0.32%	2.99%	3.89%	2.10%	1.59%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	(1.14%) to (1.01%)	(30.62%) to (30.33%)	0.40% to 0.81%	7.90% to 8.33%	4.49% to 4.90%

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	20,154	13,585	454	—
Units issued	30,718	20,613	20,258	474
Units redeemed	(15,388)	(14,044)	(7,127)	(20)

Units, end of period	35,484	20,154	13,585	454

Unit value, end of period $	12.05	10.16	16.55	14.84
Assets, end of period $	427,723	204,797	224,764	6,728
Investment income ratio*	3.08%	6.12%	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	18.62%	(38.58%) to (22.22%)	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05
Units, beginning of period	391,213	504,258	513,665	934,920	1,016,696
Units issued	127,741	137,701	142,487	408,054	375,227
Units redeemed	(213,147)	(250,746)	(151,894)	(829,309)	(457,003)

Units, end of period	305,807	391,213	504,258	513,665	934,920

Unit value, end of period $	14.85 to 15.33	12.60 to 12.96	20.60 to 21.18	15.30 to 19.01	12.33 to 15.29
Assets, end of period $	4,569,358	4,958,400	10,486,948	9,619,429	14,186,941
Investment income ratio*	2.35%	4.50%	2.21%	0.60%	0.74%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	17.87% to 18.28%	(39.02%) to (38.80%)	10.64% to 11.08%	23.91% to 24.33%	15.14% to 15.55%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)
Units, beginning of period	263,204	164,962	438,785	343,997	51,012
Units issued	61,341	231,501	126,457	167,620	392,254
Units redeemed	(149,856)	(133,259)	(400,280)	(72,832)	(99,269)

Units, end of period	174,689	263,204	164,962	438,785	343,997

Unit value, end of period $	18.43 to 18.79	13.45 to 13.67	24.37 to 24.73	21.27 to 21.49	17.07 to 17.18
Assets, end of period $	3,266,527	3,585,626	4,062,908	9,394,587	5,895,407
Investment income ratio*	12.43%	2.45%	3.63%	0.72%	0.79%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	36.96% to 37.44%	(44.90%) to (44.71%)	14.62% to 15.07%	24.62% to 25.11%	15.80% to 16.26%

(n)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	117,054	34,648	4,914	—
Units issued	139,800	146,008	42,350	169,895
Units redeemed	(65,017)	(63,602)	(12,616)	(164,981)

Units, end of period	191,837	117,054	34,648	4,914

Unit value, end of period $	36.81	26.52	47.69	41.18
Assets, end of period $	7,062,159	3,104,506	1,652,270	202,332
Investment income ratio*	4.04%	3.69%	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	38.80%	(44.38%) to (27.72%)	15.82%	27.11%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	228,989	110,205	12,483	—
Units issued	181,534	202,989	109,273	12,824
Units redeemed	(114,615)	(84,205)	(11,551)	(341)

Units, end of period	295,908	228,989	110,205	12,483

Unit value, end of period $	12.59	9.16	18.51	15.41
Assets, end of period $	3,726,727	2,097,481	2,039,663	192,374
Investment income ratio*	1.29%	1.55%	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	37.49%	(50.51%) to (34.21%)	20.10%	23.96%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	159,575	144,407	112,824	469	—
Units issued	49,349	175,070	67,598	204,132	1,745
Units redeemed	(157,666)	(159,902)	(36,015)	(91,777)	(1,276)

Units, end of period	51,258	159,575	144,407	112,824	469

Unit value, end of period $	15.24 to 15.45	11.15 to 11.27	22.70 to 22.88	19.03 to 19.12	15.46
Assets, end of period $	787,343	1,795,448	3,296,001	2,154,500	7,257
Investment income ratio*	0.75%	1.25%	1.63%	0.25%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	36.67% to 37.08%	(50.88%) to (50.73%)	19.32% to 19.68%	23.04% to 23.40%	23.71%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	41,368	43,381	1,115	—
Units issued	79,270	25,614	50,754	1,143
Units redeemed	(120,638)	(27,627)	(8,488)	(28)

Units, end of period	—	41,368	43,381	1,115

Unit value, end of period $	11.68	7.39	15.73	14.27
Assets, end of period $	—	305,840	682,371	15,913
Investment income ratio*	2.06%	3.02%	4.61%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	57.92%	(53.00%) to (37.64%)	10.20%	27.73%

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	262,549	323,099	262,400	242,913	254,360
Units issued	185,819	170,062	224,368	115,106	115,857
Units redeemed	(448,368)	(230,612)	(163,669)	(95,619)	(127,304)

Units, end of period	—	262,549	323,099	262,400	242,913

Unit value, end of period $	21.04 to 21.71	13.43 to 13.82	28.66 to 29.47	16.52 to 26.77	13.00 to 21.03
Assets, end of period $	—	3,562,859	9,304,722	6,853,600	4,994,547
Investment income ratio*	1.91%	2.67%	2.93%	1.03%	0.86%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	56.61% to 57.09%	(53.29%) to (53.12%)	9.36% to 9.80%	26.84% to 27.29%	9.34% to 9.72%

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
International Small Company Trust Series 0
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	64,995
Units redeemed	(27,156)

Units, end of period	37,839

Unit value, end of period $	9.84
Assets, end of period $	372,374
Investment income ratio*	0.59%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(1.59%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

Sub-Account
International Small Company Trust Series 1
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	265,040
Units redeemed	(9,820)

Units, end of period	255,220

Unit value, end of period $	9.82 to 9.83
Assets, end of period $	2,507,098
Investment income ratio*	0.82%
Expense ratio, lowest to highest**	0.30% to 0.65%
Total return, lowest to highest***	(1.79%) to (1.74%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	67,718	8,699	156	—
Units issued	114,220	89,308	86,980	157
Units redeemed	(71,847)	(30,289)	(78,437)	(1)

Units, end of period	110,091	67,718	8,699	156

Unit value, end of period $	12.43	9.15	15.95	14.55
Assets, end of period $	1,368,878	619,413	138,707	2,266
Investment income ratio*	2.33%	4.68%	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.94%	(42.64%) to (26.82%)	9.61%	29.61%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	833,727	1,343,264	1,282,480	1,151,161	534,492
Units issued	342,720	462,638	635,732	802,307	1,071,184
Units redeemed	(622,169)	(972,175)	(574,948)	(670,988)	(454,515)

Units, end of period	554,278	833,727	1,343,264	1,282,480	1,151,161

Unit value, end of period $	18.02 to 18.68	13.35 to 13.79	23.37 to 24.12	21.49 to 22.42	16.70 to 17.40
Assets, end of period $	10,226,216	11,386,567	32,163,348	28,081,796	19,488,615
Investment income ratio*	2.20%	3.01%	4.36%	1.77%	0.66%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	34.90% to 35.44%	(43.04%) to (42.81%)	8.76% to 9.25%	28.68% to 29.27%	9.78% to 10.15%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	23,104	21,474	—
Units issued	16,454	22,172	28,300
Units redeemed	(17,607)	(20,542)	(6,826)

Units, end of period	21,951	23,104	21,474

Unit value, end of period $	12.33	10.97	11.15
Assets, end of period $	270,739	253,456	239,428
Investment income ratio*	3.98%	6.27%	13.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.43%	(1.61%) to 0.35%	6.23%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	288,229	364,134	417,247	956,608	1,132,045
Units issued	94,522	58,613	101,824	255,155	240,139
Units redeemed	(158,179)	(134,518)	(154,937)	(794,516)	(415,576)

Units, end of period	224,572	288,229	364,134	417,247	956,608

Unit value, end of period $	24.12 to 24.90	21.59 to 22.21	22.03 to 22.66	18.33 to 21.40	17.79 to 20.67
Assets, end of period $	5,426,904	6,251,474	8,095,296	8,726,321	19,439,556
Investment income ratio*	4.75%	6.28%	8.92%	7.56%	5.63%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	11.72% to 12.11%	(2.31%) to (1.97%)	5.47% to 5.88%	2.84% to 3.26%	1.55% to 1.91%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	8,969	3,559	64	—
Units issued	30,965	7,799	27,296	66
Units redeemed	(13,375)	(2,389)	(23,801)	(2)

Units, end of period	26,559	8,969	3,559	64

Unit value, end of period $	10.27	7.84	12.96	12.77
Assets, end of period $	272,677	70,272	46,121	818
Investment income ratio*	2.72%	2.41%	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.02%	(39.55%) to (28.84%)	1.53%	14.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	314,175	303,754	2,302	289	—
Units issued	73,118	102,040	348,751	2,142	304
Units redeemed	(205,882)	(91,619)	(47,299)	(129)	(15)

Units, end of period	181,411	314,175	303,754	2,302	289

Unit value, end of period $	12.43 to 12.64	9.54 to 9.69	15.89 to 16.06	15.80 to 15.85	13.90
Assets, end of period $	2,261,005	3,019,835	4,850,940	36,373	4,019
Investment income ratio*	1.86%	1.55%	0.81%	0.27%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	29.99% to 30.46%	(39.94%) to (39.70%)	0.68% to 1.09%	13.62% to 13.85%	11.22%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	53,141	12,352	251	—
Units issued	34,931	50,484	15,544	251
Units redeemed	(32,489)	(9,695)	(3,443)	—

Units, end of period	55,583	53,141	12,352	251

Unit value, end of period $	9.96	9.00	14.03	13.43
Assets, end of period $	553,539	478,069	173,316	3,364
Investment income ratio*	1.66%	3.76%	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.68%	(35.89%) to (22.82%)	4.45%	16.03%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	312,286	355,022	217,111	174,124	74,430
Units issued	226,016	139,873	249,955	186,497	144,010
Units redeemed	(400,004)	(182,609)	(112,044)	(143,510)	(44,316)

Units, end of period	138,298	312,286	355,022	217,111	174,124

Unit value, end of period $	18.44 to 18.82	16.78 to 17.07	26.35 to 26.72	25.41 to 25.69	22.06 to 22.24
Assets, end of period $	2,581,189	5,314,642	9,458,751	5,565,112	3,866,266
Investment income ratio*	1.41%	1.77%	1.03%	0.45%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	9.92% to 10.25%	(36.33%) to (36.13%)	3.70% to 4.01%	15.18% to 15.53%	14.74% to 15.08%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of period	208,575	49,164	534	—
Units issued	204,213	193,153	77,108	579
Units redeemed	(131,740)	(33,742)	(28,478)	(45)

Units, end of period	281,048	208,575	49,164	534

Unit value, end of period $	11.41	8.41	14.50	13.34
Assets, end of period $	3,206,926	1,753,973	712,814	7,133
Investment income ratio*	1.13%	2.74%	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.70%	(42.00%) to (28.35%)	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)	Year Ended Dec. 31/05
Units, beginning of period	378,274	462,444	348,066	316,430	305,615
Units issued	369,002	178,424	197,231	121,063	63,954
Units redeemed	(365,096)	(262,594)	(82,853)	(89,427)	(53,139)

Units, end of period	382,180	378,274	462,444	348,066	316,430

Unit value, end of period $	17.59 to 18.15	13.05 to 13.42	22.65 to 23.20	16.82 to 21.44	14.65 to 18.58
Assets, end of period $	6,742,728	4,954,739	10,530,978	7,319,039	5,802,326
Investment income ratio*	1.09%	1.90%	9.52%	7.38%	1.79%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	34.75% to 35.22%	(42.37%) to (42.16%)	7.84% to 8.22%	14.72% to 15.11%	9.92% to 10.25%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of period	345,505	218,765	107,849	—
Units issued	542,287	252,640	129,478	110,597
Units redeemed	(514,971)	(125,900)	(18,562)	(2,748)

Units, end of period	372,821	345,505	218,765	107,849

Unit value, end of period $	11.85	9.06	13.19	12.37
Assets, end of period $	4,419,554	3,128,937	2,884,985	1,334,204
Investment income ratio*	4.92%	4.16%	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.89%	(31.33%) to (21.25%)	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/05
Units, beginning of period	512,877	525,031	693,715	934,585	914,120
Units issued	313,368	216,482	116,050	245,346	282,338
Units redeemed	(417,108)	(228,636)	(284,734)	(486,216)	(261,873)

Units, end of period	409,137	512,877	525,031	693,715	934,585

Unit value, end of period $	22.00 to 22.71	16.94 to 17.42	24.81 to 25.43	18.61 to 23.96	16.60 to 21.26
Assets, end of period $	9,013,279	8,730,517	13,079,455	16,303,510	19,581,681
Investment income ratio*	4.47%	3.23%	7.44%	5.76%	3.96%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	29.90% to 30.35%	(31.74%) to (31.50%)	5.77% to 6.15%	12.01% to 12.39%	6.20% to 6.51%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	34,442	2,736	114	—
Units issued	102,908	34,420	3,731	115
Units redeemed	(37,205)	(2,714)	(1,109)	(1)

Units, end of period	100,145	34,442	2,736	114

Unit value, end of period $	12.15	9.99	11.81	11.21
Assets, end of period $	1,216,629	344,025	32,325	1,287
Investment income ratio*	8.43%	25.38%	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	21.63%	(15.43%) to (10.74%)	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/05
Units, beginning of period	178,286	289,337	55,589	284,921	268,947
Units issued	22,075	153,526	257,589	66,508	55,265
Units redeemed	(124,945)	(264,577)	(23,841)	(295,840)	(39,291)

Units, end of period	75,416	178,286	289,337	55,589	284,921

Unit value, end of period $	23.99 to 24.76	19.84 to 20.40	23.65 to 24.23	18.47 to 23.07	17.13 to 21.23
Assets, end of period $	1,800,796	3,567,617	6,915,236	1,239,063	5,962,323
Investment income ratio*	4.29%	3.34%	9.12%	6.17%	5.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	20.92% to 21.35%	(16.12%) to (15.82%)	4.70% to 5.05%	7.73% to 8.11%	2.22% to 2.48%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	492,467	279,917	113,970	—
Units issued	372,790	324,378	198,908	118,278
Units redeemed	(141,274)	(111,828)	(32,961)	(4,308)

Units, end of period	723,983	492,467	279,917	113,970

Unit value, end of period $	11.64	8.73	13.76	12.79
Assets, end of period $	8,427,534	4,299,878	3,850,878	1,457,877
Investment income ratio*	4.17%	3.60%	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.33%	(36.54%) to (24.41%)	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05
Units, beginning of period	616,972	589,218	507,106	416,491	417,608
Units issued	342,277	167,165	190,193	158,281	130,964
Units redeemed	(391,568)	(139,411)	(108,081)	(67,666)	(132,081)

Units, end of period	567,681	616,972	589,218	507,106	416,491

Unit value, end of period $	20.04 to 20.69	15.14 to 15.57	24.03 to 24.63	17.42 to 22.91	15.44 to 20.26
Assets, end of period $	11,437,781	9,400,374	14,223,964	11,424,780	8,315,803
Investment income ratio*	3.52%	2.71%	7.66%	5.75%	2.70%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	32.43% to 32.90%	(37.01%) to (36.79%)	6.82% to 7.20%	12.76% to 13.11%	7.96% to 8.28%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	128,902	36,346	1,032	—
Units issued	290,244	185,989	51,669	1,056
Units redeemed	(143,591)	(93,433)	(16,355)	(24)

Units, end of period	275,555	128,902	36,346	1,032

Unit value, end of period $	11.90	9.35	12.33	11.71
Assets, end of period $	3,277,916	1,205,627	448,263	12,083
Investment income ratio*	9.25%	7.22%	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	27.18%	(24.16%) to (16.44%)	5.34%	10.49%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05
Units, beginning of period	93,927	103,478	137,665	143,857	170,770
Units issued	84,461	61,722	135,935	158,656	66,570
Units redeemed	(81,047)	(71,273)	(170,122)	(164,848)	(93,483)

Units, end of period	97,341	93,927	103,478	137,665	143,857

Unit value, end of period $	22.84 to 23.57	18.06 to 18.57	23.99 to 24.59	18.23 to 23.42	16.60 to 21.22
Assets, end of period $	2,238,073	1,708,801	2,495,078	3,158,679	3,008,972
Investment income ratio*	4.98%	3.94%	6.52%	3.83%	4.03%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	26.44% to 26.88%	(24.72%) to (24.46%)	4.61% to 4.98%	9.70% to 10.09%	3.48% to 3.79%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	105,314	71,068	25,037	—
Units issued	101,997	65,541	85,093	25,693
Units redeemed	(70,504)	(31,295)	(39,062)	(656)

Units, end of period	136,807	105,314	71,068	25,037

Unit value, end of period $	13.07	9.56	15.02	13.97
Assets, end of period $	1,788,270	1,006,767	1,067,496	349,681
Investment income ratio*	1.18%	1.14%	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	36.74%	(36.36%) to (29.45%)	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	855,105	1,227,846	315,280	329,426	411,020
Units issued	136,277	151,549	1,720,087	210,019	329,260
Units redeemed	(447,190)	(524,290)	(807,521)	(224,165)	(410,854)

Units, end of period	544,192	855,105	1,227,846	315,280	329,426

Unit value, end of period $	18.78 to 19.38	13.82 to 14.22	21.80 to 22.42	20.42 to 20.92	18.74 to 19.08
Assets, end of period $	10,434,709	12,037,182	27,299,289	6,517,466	6,231,380
Investment income ratio*	0.95%	0.91%	1.22%	0.63%	0.76%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	35.88% to 36.36%	(36.82%) to (36.61%)	6.76% to 7.19%	8.95% to 9.39%	11.24% to 11.63%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08 (g)
Units, beginning of period	5,308	—
Units issued	4,134	6,131
Units redeemed	(9,442)	(823)

Units, end of period	—	5,308

Unit value, end of period $	6.89	5.40
Assets, end of period $	—	28,673
Investment income ratio*	0.73%	0.28%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	27.59%	(42.00%) to (30.76%)

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	—	89	—
Units issued	—	94	89
Units redeemed	—	(183)	—

Units, end of period	—	—	89

Unit value, end of period $	8.46	6.67	11.59
Assets, end of period $	—	—	1,036
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%	0.65%
Total return, lowest to highest***	26.77%	(42.43%)	(7.29%)

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	60,664	29,434	3,497	—
Units issued	82,168	61,193	29,526	3,810
Units redeemed	(41,726)	(29,963)	(3,589)	(313)

Units, end of period	101,106	60,664	29,434	3,497

Unit value, end of period $	36.43	27.71	49.27	39.87
Assets, end of period $	3,683,767	1,681,202	1,450,200	139,406
Investment income ratio*	0.00%	0.00%	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.47%	(43.75%) to (29.90%)	23.59%	13.66%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	736,367	690,454	746,822	842,918	1,191,214
Units issued	362,044	379,942	268,501	429,518	832,322
Units redeemed	(702,873)	(334,029)	(324,869)	(525,614)	(1,180,618)

Units, end of period	395,538	736,367	690,454	746,822	842,918

Unit value, end of period $	15.65 to 16.23	12.00 to 12.39	21.39 to 22.00	17.44 to 18.58	15.46 to 16.45
Assets, end of period $	6,306,437	9,024,765	15,137,410	13,282,114	13,361,473
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	30.50% to 31.03%	(44.13%) to (43.90%)	22.70% to 23.20%	12.75% to 13.21%	13.77% to 14.23%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	162,505	28,637	7,923	—
Units issued	15,077	298,591	32,428	8,649
Units redeemed	(177,582)	(164,723)	(11,714)	(726)

Units, end of period	—	162,505	28,637	7,923

Unit value, end of period $	8.24	7.78	12.76	12.67
Assets, end of period $	—	1,263,839	365,431	100,380
Investment income ratio*	1.30%	2.65%	1.27%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	5.96%	(39.05%) to (25.96%)	0.72%	12.30%

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	477,981	542,856	1,452,791	1,656,848	753,501
Units issued	79,265	278,961	125,745	665,474	1,329,000
Units redeemed	(557,246)	(343,836)	(1,035,680)	(869,531)	(425,653)

Units, end of period	—	477,981	542,856	1,452,791	1,656,848

Unit value, end of period $	13.73 to 14.17	13.00 to 13.40	21.46 to 22.04	21.46 to 21.94	19.24 to 19.55
Assets, end of period $	—	6,317,840	11,820,247	31,558,117	32,162,303
Investment income ratio*	1.12%	1.73%	1.00%	0.69%	0.38%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	5.61% to 5.75%	(39.43%) to (39.19%)	0.04% to 0.44%	11.55% to 12.00%	7.31% to 7.68%

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	84,702	110,206	43,969	—
Units issued	251,826	161,497	149,985	46,901
Units redeemed	(81,832)	(187,001)	(83,748)	(2,932)

Units, end of period	254,696	84,702	110,206	43,969

Unit value, end of period $	20.74	14.18	21.71	21.60
Assets, end of period $	5,283,386	1,201,290	2,392,619	949,770
Investment income ratio*	0.78%	1.31%	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	46.27%	(34.67%) to (27.51%)	0.51%	20.34%

(g)	Fund available in prior year but no activity.

Sub-Account
Mid Value Trust Series 1
Year Ended Dec. 31/09 (g)
Units, beginning of period	—
Units issued	473,014
Units redeemed	(109,386)

Units, end of period	363,628

Unit value, end of period $	13.49 to 13.52
Assets, end of period $	4,909,319
Investment income ratio*	0.51%
Expense ratio, lowest to highest**	0.25% to 0.65%
Total return, lowest to highest***	34.85% to 35.21%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,093,720	1,343,526	429,969	—
Units issued	2,868,379	4,806,729	2,530,991	705,113
Units redeemed	(4,371,260)	(2,056,535)	(1,617,434)	(275,144)

Units, end of period	2,590,839	4,093,720	1,343,526	429,969

Unit value, end of period $	17.34	17.26	16.90	16.12
Assets, end of period $	44,928,442	70,653,639	22,707,880	6,933,060
Investment income ratio*	0.51%	2.02%	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.47%	0.40% to 2.12%	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	4,818,232	4,025,524	4,383,149	2,786,033	2,174,205
Units issued	2,542,228	2,612,046	1,324,785	4,547,755	2,639,719
Units redeemed	(5,626,606)	(1,819,338)	(1,682,410)	(2,950,639)	(2,027,891)

Units, end of period	1,733,854	4,818,232	4,025,524	4,383,149	2,786,033

Unit value, end of period $	21.00 to 21.78	21.09 to 21.78	20.80 to 21.46	14.58 to 20.58	14.04 to 19.65
Assets, end of period $	35,883,153	101,314,436	83,833,691	86,696,310	52,697,960
Investment income ratio*	0.24%	1.73%	4.46%	4.40%	2.66%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	(0.46%) to (0.04%)	1.09% to 1.52%	3.83% to 4.30%	3.70% to 4.17%	1.95% to 2.31%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	59,882	34,188	228	—
Units issued	136,941	80,652	44,794	236
Units redeemed	(83,142)	(54,958)	(10,834)	(8)

Units, end of period	113,681	59,882	34,188	228

Unit value, end of period $	18.36	11.53	23.82	16.92
Assets, end of period $	2,086,992	690,422	814,432	3,857
Investment income ratio*	1.11%	0.74%	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	59.23%	(51.60%) to (41.22%)	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	241,760	254,942	176,488	161,459	88,358
Units issued	121,039	266,782	145,660	253,308	197,987
Units redeemed	(237,882)	(279,964)	(67,206)	(238,279)	(124,886)

Units, end of period	124,917	241,760	254,942	176,488	161,459

Unit value, end of period $	41.68 to 42.66	26.35 to 26.88	54.82 to 55.72	39.22 to 39.65	32.28 to 32.54
Assets, end of period $	5,252,760	6,450,461	14,108,807	6,971,550	5,420,454
Investment income ratio*	1.02%	0.59%	1.07%	0.50%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	58.16% to 58.71%	(51.93%) to (51.76%)	39.76% to 40.25%	21.50% to 21.87%	45.82% to 46.26%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	90,036	2,943	154	—
Units issued	18,980	142,562	3,223	160
Units redeemed	(90,481)	(55,469)	(434)	(6)

Units, end of period	18,535	90,036	2,943	154

Unit value, end of period $	10.02	7.81	13.73	13.22
Assets, end of period $	185,772	703,064	40,413	2,045
Investment income ratio*	1.12%	1.17%	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.35%	(43.12%) to (28.05%)	3.82%	15.24%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	4,357	53	50	1,712	164
Units issued	10,781	10,535	13,530	34,598	3,081
Units redeemed	(9,262)	(6,231)	(13,527)	(36,260)	(1,533)

Units, end of period	5,876	4,357	53	50	1,712

Unit value, end of period $	16.20 to 16.52	12.71 to 12.85	22.51 to 22.72	21.84 to 21.99	19.08 to 19.18
Assets, end of period $	96,452	56,007	1,200	1,093	32,673
Investment income ratio*	1.50%	0.96%	0.31%	0.01%	3.08%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	27.44% to 27.82%	(43.55%) to (43.43%)	3.11% to 3.31%	14.42% to 14.65%	7.88% to 8.10%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,363	3,611	124	—
Units issued	9,599	2,253	5,310	129
Units redeemed	(2,270)	(2,501)	(1,823)	(5)

Units, end of period	10,692	3,363	3,611	124

Unit value, end of period $	9.46	7.60	12.91	13.61
Assets, end of period $	101,134	25,545	46,602	1,687
Investment income ratio*	2.64%	2.76%	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.53%	(41.15%) to (27.37%)	(5.17%)	21.36%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	50	29,814	1,038	—	—
Units issued	2,897	8,708	56,475	14,129	1,072
Units redeemed	(2,947)	(38,472)	(27,699)	(13,091)	(1,072)

Units, end of period	—	50	29,814	1,038	—

Unit value, end of period $	13.13 to 13.20	10.50 to 10.65	17.97 to 18.17	19.08 to 19.18	15.85
Assets, end of period $	12	538	539,099	19,810	—
Investment income ratio*	0.07%	0.05%	2.27%	0.22%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.45%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	23.92% to 24.02%	(41.58%) to (41.40%)	(5.81%) to (5.53%)	20.38% to 20.63%	8.48%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	147,439	137,614	65,482	—
Units issued	51,021	75,397	168,518	66,602
Units redeemed	(48,229)	(65,572)	(96,386)	(1,120)

Units, end of period	150,231	147,439	137,614	65,482

Unit value, end of period $	16.25	12.42	21.43	19.04
Assets, end of period $	2,440,966	1,831,075	2,948,953	1,246,990
Investment income ratio*	2.24%	2.06%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.83%	(42.05%) to (24.67%)	12.53%	19.76%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	50,561	25,967	141	—
Units issued	46,361	85,741	36,865	146
Units redeemed	(56,172)	(61,147)	(11,039)	(5)

Units, end of period	40,750	50,561	25,967	141

Unit value, end of period $	12.23	9.25	15.40	14.10
Assets, end of period $	498,186	467,715	399,811	1,981
Investment income ratio*	0.90%	1.53%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	32.20%	(39.92%) to (19.85%)	9.19%	11.22%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	513,139	531,658	677,202	562,685	592,545
Units issued	126,675	299,011	233,026	604,396	242,075
Units redeemed	(431,096)	(317,530)	(378,570)	(489,879)	(271,935)

Units, end of period	208,718	513,139	531,658	677,202	562,685

Unit value, end of period $	11.41 to 11.83	8.69 to 8.97	14.58 to 14.99	13.46 to 16.58	12.20 to 15.01
Assets, end of period $	2,425,418	4,554,939	7,900,944	9,231,358	6,929,233
Investment income ratio*	0.94%	1.63%	1.81%	0.90%	0.86%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	31.41% to 31.93%	(40.43%) to (40.19%)	8.37% to 8.81%	10.27% to 10.71%	24.89% to 25.32%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	71,624	61,644	61,253	—
Units issued	76,003	95,202	41,795	71,898
Units redeemed	(60,271)	(85,222)	(41,404)	(10,645)

Units, end of period	87,356	71,624	61,644	61,253

Unit value, end of period $	63.50	48.75	80.44	95.27
Assets, end of period $	5,547,371	3,491,635	4,958,485	5,835,277
Investment income ratio*	3.49%	3.49%	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.26%	(39.39%) to (38.33%)	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	221,440	283,937	366,108	472,983	511,509
Units issued	58,954	73,525	91,471	79,184	132,415
Units redeemed	(114,951)	(136,022)	(173,642)	(186,059)	(170,941)

Units, end of period	165,443	221,440	283,937	366,108	472,983

Unit value, end of period $	74.65 to 77.39	57.75 to 59.63	96.01 to 98.74	45.30 to 117.35	32.99 to 85.23
Assets, end of period $	12,238,675	12,770,010	27,305,782	41,904,090	39,627,992
Investment income ratio*	3.52%	3.23%	2.57%	1.78%	1.96%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	29.27% to 29.78%	(39.85%) to (39.60%)	(16.20%) to (15.86%)	37.14% to 37.69%	11.07% to 11.52%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	91,101	14,342	9,519	—
Units issued	300,552	115,493	8,989	9,712
Units redeemed	(73,419)	(38,734)	(4,166)	(193)

Units, end of period	318,234	91,101	14,342	9,519

Unit value, end of period $	11.81	9.88	11.14	10.01
Assets, end of period $	3,759,357	900,310	159,791	95,237
Investment income ratio*	10.16%	0.58%	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.54%	(11.50%) to (11.30%)	11.36%	0.43%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	373,272	350,490	175,568	116,509	111,729
Units issued	207,023	476,953	230,718	103,018	85,239
Units redeemed	(337,649)	(454,171)	(55,796)	(43,959)	(80,459)

Units, end of period	242,646	373,272	350,490	175,568	116,509

Unit value, end of period $	16.45 to 16.79	13.86 to 14.10	15.72 to 15.95	14.22 to 14.38	14.25 to 14.37
Assets, end of period $	4,034,568	5,236,778	5,575,602	2,514,498	1,669,468
Investment income ratio*	9.48%	0.55%	7.51%	2.37%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	18.70% to 19.06%	(11.86%) to (11.59%)	10.58% to 10.94%	(0.27%) to 0.05%	0.78% to 1.09%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	61,404	31,366	83	—
Units issued	67,062	105,213	44,540	86
Units redeemed	(68,160)	(75,175)	(13,257)	(3)

Units, end of period	60,306	61,404	31,366	83

Unit value, end of period $	13.02	7.91	14.24	11.90
Assets, end of period $	785,456	485,962	446,630	986
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	64.57%	(44.42%) to (29.01%)	19.62%	5.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	635,775	857,168	1,326,101	1,728,120	2,513,425
Units issued	186,685	370,686	686,435	490,113	687,432
Units redeemed	(373,819)	(592,079)	(1,155,368)	(892,132)	(1,472,737)

Units, end of period	448,641	635,775	857,168	1,326,101	1,728,120

Unit value, end of period $	15.17 to 15.66	9.28 to 9.55	16.76 to 17.24	5.41 to 14.46	5.16 to 13.74
Assets, end of period $	5,600,349	5,102,005	12,527,168	16,624,064	20,287,236
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	63.41% to 64.00%	(44.81%) to (44.61%)	18.72% to 19.21%	4.79% to 5.21%	1.37% to 1.78%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,708	5,739	1,338	—
Units issued	27,711	13,807	5,337	42,917
Units redeemed	(14,302)	(14,838)	(936)	(41,579)

Units, end of period	18,117	4,708	5,739	1,338

Unit value, end of period $	18.41	15.45	19.05	18.45
Assets, end of period $	333,591	72,706	109,311	24,683
Investment income ratio*	5.26%	9.13%	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.21%	(18.92%) to (15.98%)	3.25%	4.55%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	193,656	174,922	107,112	—
Units issued	155,489	162,394	178,101	112,610
Units redeemed	(124,017)	(143,660)	(110,291)	(5,498)

Units, end of period	225,128	193,656	174,922	107,112

Unit value, end of period $	15.92	11.84	19.59	17.19
Assets, end of period $	3,584,964	2,293,376	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	34.46%	(39.54%) to (28.06%)	13.98%	13.47%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Units, beginning of period	6,857	—
Units issued	114,312	46,848
Units redeemed	(95,009)	(39,991)

Units, end of period	26,160	6,857

Unit value, end of period $	13.36 to 13.41	9.99 to 10.00
Assets, end of period $	350,191	68,532
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	33.71% to 34.12%	(0.08%) to (0.04%)

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	42,355	25,817	11,525	—
Units issued	86,168	53,939	25,127	35,074
Units redeemed	(27,251)	(37,401)	(10,835)	(23,549)

Units, end of period	101,272	42,355	25,817	11,525

Unit value, end of period $	12.74	10.05	15.16	15.48
Assets, end of period $	1,289,837	425,740	391,430	178,426
Investment income ratio*	1.12%	1.47%	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.70%	(33.70%) to (30.20%)	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	245,098	339,311	668,353	728,419	453,968
Units issued	349,934	89,307	81,643	167,253	454,316
Units redeemed	(460,653)	(183,520)	(410,685)	(227,319)	(179,865)

Units, end of period	134,379	245,098	339,311	668,353	728,419

Unit value, end of period $	15.04 to 15.52	11.95 to 12.29	18.08 to 18.59	18.61 to 19.06	15.94 to 16.25
Assets, end of period $	2,052,561	2,975,902	6,241,315	12,623,575	11,739,024
Investment income ratio*	0.68%	1.23%	1.61%	0.49%	0.53%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	25.82% to 26.27%	(34.14%) to (33.91%)	(2.85%) to (2.46%)	16.79% to 17.26%	3.16% to 3.58%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	3,802	3,554	—
Units issued	9,497	4,502	5,199
Units redeemed	(6,541)	(4,254)	(1,645)

Units, end of period	6,758	3,802	3,554

Unit value, end of period $	9.21	6.87	11.87
Assets, end of period $	62,221	26,117	42,196
Investment income ratio*	0.00%	2.38%	2.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	34.03%	(42.13%) to (30.69%)	(7.60%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	57,063	137,943	282,521	256,511	74,332
Units issued	55,858	31,333	64,717	171,059	314,871
Units redeemed	(61,918)	(112,213)	(209,295)	(145,049)	(132,692)

Units, end of period	51,003	57,063	137,943	282,521	256,511

Unit value, end of period $	17.95 to 18.37	13.50 to 13.77	23.42 to 23.86	25.54 to 25.92	23.28 to 23.53
Assets, end of period $	923,018	775,813	3,272,245	7,281,857	6,011,042
Investment income ratio*	0.00%	2.16%	1.75%	0.68%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	33.00% to 33.46%	(42.51%) to (42.30%)	(8.31%) to (7.94%)	9.68% to 10.12%	7.02% to 7.45%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	104,513	102,009	124,341	—
Units issued	101,116	94,913	15,444	143,375
Units redeemed	(67,539)	(92,409)	(37,776)	(19,034)

Units, end of period	138,090	104,513	102,009	124,341

Unit value, end of period $	32.75	25.43	34.40	35.44
Assets, end of period $	4,523,174	2,658,179	3,509,437	4,406,358
Investment income ratio*	0.74%	1.36%	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.79%	(27.51%) to (26.07%)	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	64,320	747	—
Units issued	34,363	127,542	31,908
Units redeemed	(72,228)	(63,969)	(31,161)

Units, end of period	26,455	64,320	747

Unit value, end of period $	11.51 to 11.68	9.10 to 9.12	12.26 to 12.39
Assets, end of period $	308,717	582,478	9,201
Investment income ratio*	0.52%	2.10%	0.02%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	27.80% to 28.07%	(26.56%) to (26.41%)	(1.88%) to (0.88%)

(ac)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	137,383	78,273	77,847	2,740	—
Units issued	81,625	70,823	9,939	90,180	10,254
Units redeemed	(219,008)	(11,713)	(9,513)	(15,073)	(7,514)

Units, end of period	—	137,383	78,273	77,847	2,740

Unit value, end of period $	9.01 to 9.15	8.79 to 8.92	15.60 to 15.77	16.80 to 16.93	16.01 tos 16.06
Assets, end of period $	—	1,225,349	1,234,056	1,317,577	43,967
Investment income ratio*	0.01%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	2.46% to 2.56%	(43.61%) to (43.44%)	(7.15%) to (6.86%)	4.92% to 5.23%	5.63% to 5.84%

(an)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	92,095	50,455	5,566	—
Units issued	53,623	80,014	60,594	6,551
Units redeemed	(81,255)	(38,374)	(15,705)	(985)

Units, end of period	64,463	92,095	50,455	5,566

Unit value, end of period $	12.36	9.67	13.25	13.41
Assets, end of period $	796,777	890,555	668,711	74,625
Investment income ratio*	0.40%	0.86%	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	27.82%	(29.59%) to (27.05%)	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	659,315	896,860	1,197,374	1,534,174	1,525,817
Units issued	232,804	326,502	494,264	813,580	766,171
Units redeemed	(483,048)	(564,047)	(794,778)	(1,150,380)	(757,814)

Units, end of period	409,071	659,315	896,860	1,197,374	1,534,174

Unit value, end of period $	17.25 to 17.88	13.60 to 14.04	18.69 to 19.29	19.05 to 28.45	16.62 to 24.78
Assets, end of period $	7,560,437	9,496,541	17,636,851	23,687,841	26,095,828
Investment income ratio*	0.39%	0.66%	0.15%	0.07%	0.27%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	26.86% to 27.37%	(27.52%) to (27.24%)	(1.89%) to (1.44%)	14.62% to 15.13%	6.29% to 6.66%

Sub-Account
Smaller Company Growth Trust Series 0
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	22,836
Units redeemed	(3,897)

Units, end of period	18,939

Unit value, end of period $	10.52
Assets, end of period $	199,275
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	5.22%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09 (al)
Units, beginning of period	—
Units issued	1,751,431
Units redeemed	(37,678)

Units, end of period	1,713,753

Unit value, end of period $	10.51 to 10.52
Assets, end of period $	18,017,839
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%
Total return, lowest to highest***	5.12% to 5.19%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	9,710	12,929	—	—
Units issued	64,448	4,939	18,075	60
Units redeemed	(29,886)	(8,158)	(5,146)	(60)

Units, end of period	44,272	9,710	12,929	—

Unit value, end of period $	11.39	9.23	10.99	10.99
Assets, end of period $	504,215	89,594	142,120	—
Investment income ratio*	7.86%	6.78%	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	23.45%	(16.07%) to (9.37%)	0.02%	7.05%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	93,122	201,762	249,209	253,221	238,775
Units issued	71,772	54,133	109,181	138,457	176,347
Units redeemed	(93,034)	(162,773)	(156,628)	(142,469)	(161,901)

Units, end of period	71,860	93,122	201,762	249,209	253,221

Unit value, end of period $	22.16 to 22.87	18.07 to 18.59	21.60 to 22.22	19.92 to 22.32	18.71 to 20.86
Assets, end of period $	1,594,659	1,680,117	4,397,774	5,459,524	5,217,823
Investment income ratio*	7.28%	5.08%	9.23%	6.48%	2.48%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	22.61% to 23.05%	(16.62%) to (16.33%)	(0.85%) to (0.45%)	6.31% to 6.73%	1.98% to 2.34%

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	1,515	1,248	—
Units issued	35,273	766	1,481
Units redeemed	(6,454)	(499)	(233)

Units, end of period	30,334	1,515	1,248

Unit value, end of period $	13.13	10.36	11.33
Assets, end of period $	398,301	15,689	14,141
Investment income ratio*	11.32%	11.82%	2.57%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.78%	(8.57%) to (8.05%)	5.85%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	83,658	16,393	35,928	78,004	2,225
Units issued	44,874	185,983	20,922	37,952	90,668
Units redeemed	(88,845)	(118,718)	(40,457)	(80,028)	(14,889)

Units, end of period	39,687	83,658	16,393	35,928	78,004

Unit value, end of period $	17.10 to 17.40	13.59 to 13.79	14.97 to 15.14	14.24 to 14.35	13.78 to 13.82
Assets, end of period $	679,706	1,151,717	245,858	512,297	1,075,257
Investment income ratio*	10.03%	12.21%	1.70%	2.03%	12.20%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	25.84% to 26.23%	(9.22%) to (8.93%)	5.16% to 5.51%	3.31% to 3.62%	1.64% to 1.81%

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of period	279,913	156,154	103,058	—
Units issued	294,840	259,709	171,563	107,642
Units redeemed	(202,694)	(135,950)	(118,467)	(4,584)

Units, end of period	372,059	279,913	156,154	103,058

Unit value, end of period $	19.14	18.01	17.03	15.89
Assets, end of period $	7,122,388	5,041,514	2,658,477	1,637,785
Investment income ratio*	5.55%	6.26%	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	6.29%	3.52% to 5.79%	7.13%	4.07%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	224,706	72,293	34,283	—
Units issued	744,455	237,637	55,834	36,837
Units redeemed	(98,773)	(85,224)	(17,824)	(2,554)

Units, end of period	870,388	224,706	72,293	34,283

Unit value, end of period $	14.46	12.71	12.37	11.39
Assets, end of period $	12,583,045	2,857,007	894,516	390,568
Investment income ratio*	5.68%	5.58%	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.71%	2.76% to 2.76%	8.61%	3.67%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,143,657	1,745,005	1,570,478	2,385,781	2,833,935
Units issued	1,140,824	1,884,675	1,105,189	879,060	1,121,316
Units redeemed	(1,319,426)	(1,486,023)	(930,662)	(1,694,363)	(1,569,470)

Units, end of period	1,965,055	2,143,657	1,745,005	1,570,478	2,385,781

Unit value, end of period $	22.49 to 23.33	19.93 to 20.59	19.46 to 20.09	18.06 to 18.56	17.56 to 17.92
Assets, end of period $	45,086,578	43,539,894	34,656,094	28,840,343	42,371,818
Investment income ratio*	4.05%	4.60%	7.86%	3.62%	2.49%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	12.86% to 13.31%	2.10% to 2.52%	7.73% to 8.23%	2.89% to 3.34%	1.76% to 2.17%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	6,539	6,922	37	—
Units issued	44,607	23,133	8,318	37
Units redeemed	(24,618)	(23,516)	(1,433)	—

Units, end of period	26,528	6,539	6,922	37

Unit value, end of period $	39.42	30.58	48.65	46.25
Assets, end of period $	1,045,820	199,933	336,768	1,715
Investment income ratio*	1.76%	0.93%	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	28.93%	(37.15%) to (25.73%)	5.19%	15.33%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	186,446	260,998	212,749	323,999	230,903
Units issued	125,758	90,395	144,535	144,172	313,142
Units redeemed	(247,126)	(164,947)	(96,286)	(255,422)	(220,046)

Units, end of period	65,078	186,446	260,998	212,749	323,999

Unit value, end of period $	11.14 to 11.45	8.70 to 8.91	13.90 to 14.29	13.31 to 13.63	11.62 to 11.83
Assets, end of period $	729,447	1,649,478	3,702,220	2,867,841	3,807,527
Investment income ratio*	1.04%	1.61%	2.17%	1.02%	0.99%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	28.03% to 28.42%	(37.61%) to (37.42%)	4.44% to 4.86%	14.49% to 14.95%	4.96% to 5.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	15,529	7,826	30	—
Units issued	139,953	62,022	13,928	31
Units redeemed	(40,450)	(54,319)	(6,132)	(1)

Units, end of period	115,032	15,529	7,826	30

Unit value, end of period $	13.51	12.45	12.64	12.24
Assets, end of period $	1,554,148	193,403	98,886	370
Investment income ratio*	4.44%	3.95%	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.49%	(1.44%) to 0.56%	3.25%	4.39%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	464,134	571,273	690,780	649,545	541,692
Units issued	160,837	478,767	356,594	578,659	404,113
Units redeemed	(460,166)	(585,906)	(476,101)	(537,424)	(296,260)

Units, end of period	164,805	464,134	571,273	690,780	649,545

Unit value, end of period $	17.06 to 17.69	15.84 to 16.37	16.12 to 16.64	15.74 to 16.94	15.18 to 16.32
Assets, end of period $	2,853,193	7,525,507	9,452,949	11,102,160	9,984,112
Investment income ratio*	2.03%	3.56%	8.20%	5.48%	1.72%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	7.68% to 8.11%	(2.05%) to (1.66%)	2.43% to 2.89%	3.66% to 4.13%	0.87% to 1.24%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,468	1,133	400	—
Units issued	14,654	19,427	929	414
Units redeemed	(12,288)	(2,092)	(196)	(14)

Units, end of period	20,834	18,468	1,133	400

Unit value, end of period $	13.65	9.31	11.76	11.42
Assets, end of period $	284,302	171,876	13,322	4,564
Investment income ratio*	13.02%	21.85%	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	46.65%	(20.85%) to (19.03%)	3.00%	9.60%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,523	18,379	197	—
Units issued	110,223	138,980	39,504	201
Units redeemed	(92,246)	(155,836)	(21,322)	(4)

Units, end of period	19,500	1,523	18,379	197

Unit value, end of period $	16.51 to 16.75	11.33 to 11.46	14.42 to 14.54	14.11
Assets, end of period $	322,341	17,289	265,248	2,781
Investment income ratio*	8.65%	1.00%	10.24%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	45.64% to 46.08%	(21.38%) to (21.14%)	2.19% to 2.52%	8.89%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	6,355	9,555	—	—
Units issued	8,638	3,767	19,992	8,184
Units redeemed	(14,993)	(6,967)	(10,437)	(8,184)

Units, end of period	—	6,355	9,555	—

Unit value, end of period $	7.51	7.57	12.37	12.41
Assets, end of period $	—	48,088	118,228	—
Investment income ratio*	0.78%	1.94%	1.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.75%)	(38.85%) to (23.68%)	(0.26%)	10.68%

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	933,397	1,308,474	1,435,047	1,555,399	1,640,031
Units issued	110,314	154,180	313,621	270,247	430,513
Units redeemed	(1,043,711)	(529,257)	(440,194)	(390,599)	(515,145)

Units, end of period	—	933,397	1,308,474	1,435,047	1,555,399

Unit value, end of period $	9.57 to 9.89	9.66 to 9.97	15.86 to 16.36	16.02 to 16.46	14.58 to 14.84
Assets, end of period $	—	9,057,849	20,972,000	23,164,531	22,779,517
Investment income ratio*	0.63%	2.17%	1.09%	0.57%	0.43%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	(0.94%) to (0.81%)	(39.29%) to (39.04%)	(1.04%) to (0.60%)	9.88% to 10.38%	5.08% to 5.45%

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	55,369	17,927	149	—
Units issued	56,984	78,710	23,920	155
Units redeemed	(79,509)	(41,268)	(6,142)	(6)

Units, end of period	32,844	55,369	17,927	149

Unit value, end of period $	15.88	11.89	19.33	15.17
Assets, end of period $	521,594	658,222	346,525	2,261
Investment income ratio*	4.85%	2.83%	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.58%	(38.50%) to (21.20%)	27.43%	31.06%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	249,807	225,244	131,267	154,810	40,217
Units issued	75,136	156,245	139,373	77,515	154,202
Units redeemed	(245,930)	(131,682)	(45,396)	(101,058)	(39,609)

Units, end of period	79,013	249,807	225,244	131,267	154,810

Unit value, end of period $	18.81 to 19.40	14.16 to 14.55	23.22 to 23.70	18.35 to 18.66	14.10 to 14.30
Assets, end of period $	1,494,713	3,594,971	5,302,683	2,433,871	2,200,446
Investment income ratio*	3.61%	3.24%	2.12%	2.31%	0.39%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	32.91% to 33.37%	(39.04%) to (38.83%)	26.57% to 26.95%	30.15% to 30.55%	16.07% to 16.41%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	35,076	34,210	—
Units issued	69,744	64,360	43,166
Units redeemed	(52,309)	(63,494)	(8,956)

Units, end of period	52,511	35,076	34,210

Unit value, end of period $	12.57	8.90	15.05
Assets, end of period $	659,988	312,241	514,782
Investment income ratio*	1.09%	0.84%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	41.19%	(40.84%) to (31.48%)	8.26%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	310,735	395,785	297,227	422,144	1,080,759
Units issued	287,392	134,441	322,269	199,825	208,115
Units redeemed	(455,541)	(219,491)	(223,711)	(324,742)	(866,730)

Units, end of period	142,586	310,735	395,785	297,227	422,144

Unit value, end of period $	24.88 to 25.68	17.74 to 18.24	30.09 to 30.95	25.21 to 28.68	20.94 to 23.77
Assets, end of period $	3,571,204	5,587,755	12,100,633	8,411,802	9,906,015
Investment income ratio*	1.29%	1.10%	1.37%	0.42%	0.55%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	40.27% to 40.75%	(41.25%) to (41.05%)	7.46% to 7.89%	20.20% to 20.68%	11.78% to 12.22%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)	Resolution of Board of Directors establishing Separate Account N is incorporated by reference to post-effective amendment number 1 file number 333-152409, filed with the Commission in April 2010.

(b)	Not applicable.

(c)	(1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)	Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) John Hancock Life Insurance Company of New York, John Hancock Distributors, incorporated by reference to pre-effective amendment number 2, file number 333-148991, filed with the Commission on October 7, 2008. List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(d)	Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 6 file number 333-100567 filed with the Commission on April 30, 2007 and form of Policy Endorsement dated 2009 is filed herewith.

(2)	Form of Specimen Flexible Term Insurance Option Term Life Rider, incorporated by reference to post-effective amendment number 6 file number 333-100567 filed with the Commission on April 30, 2007.

(e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 7 file number 33-52310 filed with the Commission on April 26, 1996. (2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 9 file number 33-52310 filed with the Commission on April 26, 1996.

(f)(1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(a)	Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(b)	Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(2)	By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment no. 1 file number 333- 126668, filed with the Commission on October 12, 2005.

(a)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(b)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(c)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(2)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(3)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to the Initial Registration Statement file number 333-164150 filed with the Commission on January 4, 2010.

4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post- effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(5)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(i)	(1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j)	Not applicable.

(k)	Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to Exhibit 2 (a) to pre-effective amendment number 1 file number 333-100597, filed with the Commission on December 16, 2002.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

(i)	Powers of Attorney for James R. Boyle, John DesPrez III, and Rex Schlaybaugh, Jr., are incorporated by reference to Registrant’s post-effective amendment filed with the Commission on May 1, 2006 and Power of Attorney for Scott S. Hartz is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 27, 2009.

(ii)	Powers of Attorney for James D. Gallagher and John G. Vrysen are filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director
James R. Boyle
601 Congress Street
Boston, MA 02210	Director and President

Name and Principal Business Address	Position with Depositor
John D. DesPrez III
601 Congress Street
Boston, MA 02210	Director, Chairman and Chief Executive Officer
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President
Scott S. Hartz
197 Clarendon Street	Director, Executive Vice President and Chief Investment
Boston, MA 02116	Officer - U.S. Investments
Bradford J. Race, Jr.
1301 Avenue of the Americas, 32nd Floor
New York, NY 10019	Director
Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director
John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President
Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Steven A. Finch**
Marianne Harrison**
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*
Senior Vice Presidents
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Naveed Irshad***
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
John C. S. Anderson**
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Joseph Catalano†††
Philip Clarkson**
Kevin J. Cloherty*

Name and Principal Business Address	Position with Depositor
Brian Collins**
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Lynn L. Dyer**	Counsel and Chief Compliance Officer - U.S. Investments
John Egbert*
David Eisan*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Dennis Healy**
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Terri Judge**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer - Retail Funds/Separate
Frank Knox*	Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Nathaniel I. Margolis**
John Maynard**
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Colm D. Mullarkey**
Tom Mullen*
Scott Navin**
Nina Nicolosi*
James O’Brien**
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
David Plumb**
Krishna Ramdial****	and Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*

Name and Principal Business Address	Position with Depositor
Martin Sheerin**
Gordon Shone*
Jonnie Smith††††
Yiji S. Starr*
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries†††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

* Principal Business Office is 601 Congress Street, Boston, MA 02210 **Principal Business Office is 197 Clarendon Street, Boston, MA 02117

*** Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

**** Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

***** Principal Business Office is 380 Stuart Street, Boston, MA 02117 †Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221 ††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

††† Principal Business is 333 West Everett Street, Milwaukee, Wisconsin 53203

†††† Principal Business is 164 Corporate Drive, Portsmouth, NH 03801

††††† Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock USA, operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock USA appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New England)

Hancock Forest Management, Inc. (Delaware)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware) John Hancock Advisers LLC(Delaware) John Hancock Assignment Company (Delaware) John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware) John Hancock Financial Network, Inc. (Massachusetts) John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware) John Hancock Life & Health Insurance Company (Delaware) John Hancock Life Insurance Company of New York John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware) John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware) John Hancock Realty Management Inc. (Delaware) John Hancock Signature Services, Inc.(Delaware) John Hancock Subsidiaries LLC (Delaware) John Hancock Timber Resource Corporation (Delaware) JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware) LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Service Corporation (Colorado)

MFC Global Investment Management (U.S.A.) LLC (Delaware) New Amsterdam Insurance Agency, Inc. (New York) P.T. Timber Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts) Signator Investors, Inc. (Delaware) Signature Management Co., Ltd. (Bermuda) The Berkeley Financial Group LLC (Delaware)

Viking Timber Gerenciamento De Florestas Do Brasil (Brazil)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Variable Annuity Account R	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Annuity Account T	Principal Underwriter
John Hancock Variable Annuity Account W	Principal Underwriter
John Hancock Variable Annuity Account X	Principal Underwriter
John Hancock Variable Annuity Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors as of April 1, 2010.

Name	Title
Edward Eng****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Philip Clarkson**	Vice President, U.S. Taxation
Brian Collins***	Vice President, U.S. Taxation
David Crawford***	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng****	Services
Steven A. Finch**	Chairman
Peter Levitt****	Senior Vice President, Treasurer
Heather Justason***	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Assistant Vice President and Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

* Principal Business Office is 601 Congress Street, Boston, MA 02210 **Principal Business Office is 197 Clarendon Street, Boston, MA 02117

*** Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

**** Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N (Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ James R. Boyle

James R. Boyle

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By:	/s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2010.

Signatures	Title
/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
James R. Boyle

*	Director
John D. DesPrez III

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/James C. Hoodlet
James C. Hoodlet
*Pursuant to Power of Attorney

May, 2010

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock (USA) Service Office for more information at 1-800-532-1234 or write to us at 197 Clarendon Street, Boston, MA 02117.

Investment Options

Certain of the investment options listed below are offered under variable life insurance policies bearing the title Corporate VUL.

500 Index	Financial Services	Money Market
500 Index B	Franklin Templeton Founding Allocation	Money Market B
Active Bond	Fundamental Value	Natural Resources
All Cap Core	Global	Optimized All Cap
All Cap Growth	Global Allocation	Optimized Value
All Cap Value	Global Bond	Overseas Equity
Alpha Opportunities	Global Real Estate	Pacific Rim
American Asset Allocation	Health Sciences	PIMCO VIT All Asset
American Blue Chip Income and Growth	High Yield	Real Estate Securities
American Bond	International Core	Real Return Bond
American Diversified Growth and Income	International Equity Index A	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

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Total annual portfolio operating expenses

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolios.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks,

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in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC

To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

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Portfolio	Portfolio Manager	Investment Objective
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment- grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

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Portfolio	Portfolio Manager	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment- grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation                     Range of Allocations

Equity Securities: 70%                 65% – 75%

Fixed-Income Securities: 30%       25% – 35%

Emerging Markets Value	Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

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Portfolio	Portfolio Manager	Investment Objective
Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC

To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):

Rating Agency

Moody’s:                    Ba through C

S&P’s:                       BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.

To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.
Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC

To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Van Kampen Investments

To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

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*”Wilshire 5000 Total Market Index ®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000, ®” “Russell 2000, ®” “Russell 1000 Value, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index — less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index — $544 million to $197.9 billion

Russell 1000 Index — $239 million to $307.3 billion

Russell 1000 Value Index — $239 million to $307.3 billion

Russell 2000 Index — $13 million to $4.6 billion

Russell 3000 Index — $13 million to $307.3 billion

Russell MidCap Index — $239 million to $17.5 billion

Russell MidCap Value Index — $239 million to $14.5 billion

S&P 500 Index — $1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index — $374 million to $8.1 billion

S&P SmallCap 600 Index — $60 million to $2.8 billion (as of April 9, 2010)

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes, where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as

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we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneciriary’s income.) If your policy offers, and you have elected the Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Long-Term Care Rider, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

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Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same

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insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.